UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04615

HARTFORD HLS SERIES FUND II, INC.

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esquire

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110-2605

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Hartford HLS Funds
Annual Report
December 31, 2021

■ Hartford Balanced HLS Fund
■ Hartford Capital Appreciation HLS Fund
■ Hartford Disciplined Equity HLS Fund
■ Hartford Dividend and Growth HLS Fund
■ Hartford Healthcare HLS Fund
■ Hartford International Opportunities HLS Fund
■ Hartford MidCap HLS Fund
■ Hartford Small Cap Growth HLS Fund
■ Hartford Small Company HLS Fund
■ Hartford Stock HLS Fund
■ Hartford Total Return Bond HLS Fund
■ Hartford Ultrashort Bond HLS Fund

A MESSAGE FROM THE PRESIDENT
Dear Shareholders:
Thank you for investing in Hartford HLS Funds. The following is the Funds’ Annual Report covering the period from January 1, 2021 to December 31, 2021.
Market Review
During the 12 months ended December 31, 2021, U.S. stocks, as measured by the S&P 500 Index,1 gained 28.71%. The strong performance was largely propelled by record corporate profits, a global economic rebound, timely fiscal stimulus, ongoing COVID-19 vaccination campaigns, and a flood of liquidity from central banks determined to keep interest rates near zero and supportive of the recovery for as long as possible.
While a long stretch of favorable economic trends helped bolster stock returns during the year, investors also endured bouts of market volatility spurred by some less-than-pleasant surprises: the sudden surge in inflation; the tightening of supply chains and labor markets; the stubborn persistence of new coronavirus variants; and a late-period decision by the U.S. Federal Reserve (Fed) to accelerate the winding down of asset purchases.
The period began with the inauguration of a new U.S. president and a nationwide vaccination rollout. Equity markets, already recovered from their March 2020 pandemic lows, were further lifted by congressional passage of a $1.9 trillion economic stimulus package designed to help families and businesses stay afloat. That was followed in August 2021 by approval for a $1 trillion package of infrastructure spending.
Inflation headlines dominated the rest of the year with the Fed’s preferred measure of inflation rising in November 2021 to levels not seen in 40 years.2 Supply-chain disruptions spawned in part by a surge in consumer demand helped drive up prices for gasoline, used cars, airfare tickets, durable goods, and a host of other items. In December 2021, the Consumer Price Index surged to an annual rate of 7%.
With inflation clearly trending upward toward the end of the period, the markets seemed well prepared when Fed chair Jerome Powell announced on December 15, 2021 the long-awaited implementation of the Fed’s plan to speed up its previously announced decision to taper its monthly $120 billion in asset purchases, in turn setting up expectations for interest rate increases in 2022. Markets responded positively to the move with a brief rally.
As millions were celebrating Thanksgiving, the new, highly transmissible COVID-19 Omicron variant unleashed yet another wave of global infections, casting a cloud over prospects for a more robust economic rebound. Adding to the uncertainty, proposals for additional fiscal stimulus were blocked by policy disagreements in Congress just as other previously enacted economic-support measures (i.e., extended child-tax credits and unemployment aid) began to expire.
As of the end of the period, the economic recovery still appears strong, with U.S. unemployment in December 2021 down to 3.9% compared with 14.8% in March 2020. Yet, inflation remains a wildcard, COVID-19 continues to disrupt daily life, and markets remain somewhat volatile. Nowadays, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford HLS Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford HLS Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Personal Consumption Expenditures Price Index, which excludes food and energy prices, rose 5.7% in November 2021. Source: U.S. Bureau of Economic Analysis and the St. Louis Fed, as of November 2021.

Hartford HLS Funds
The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class IA shares. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Hartford Balanced HLS Fund
 Fund Overview
 December 31, 2021 (Unaudited)

Inception 03/31/1983 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term total return.
Comparison of Change in Value of $10,000 Investment (12/31/2011 - 12/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2021
	1 Year	5 Years	10 Years
Class IA	19.64%	12.43%	11.02%
Class IB	19.37%	12.14%	10.74%
60% S&P 500 Index/ 35% Bloomberg US Government/Credit Bond Index/5% ICE BofA US 3-Month Treasury Bill Index[1]	15.87%	12.64%	11.11%
S&P 500 Index	28.71%	18.47%	16.55%
Bloomberg US Government/Credit Bond Index	-1.75%	3.99%	3.13%
ICE BofA US 3-Month Treasury Bill Index	0.05%	1.14%	0.63%

[1]	Calculated by Hartford Funds Management Company, LLC
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.67% and 0.92%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2021.
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

2

Hartford Balanced HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

Portfolio Managers
Adam H. Illfelder, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Loren L. Moran, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Matthew C. Hand, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of Hartford Balanced HLS Fund returned 19.64% for the twelve-month period ended December 31, 2021, outperforming the Fund’s blended benchmark, which is comprised of 60% S&P 500 Index, 35% Bloomberg US Government/Credit Bond Index, and 5% ICE BofA US 3-Month Treasury Bill Index, which returned 15.87% for the same period. Individually, the S&P 500 Index, Bloomberg US Government/Credit Bond Index, and ICE BofA US 3-Month Treasury Bill Index returned 28.71%, -1.75%, and 0.05%, respectively, during the period. For the same period, the Class IA shares of the Fund also outperformed the 15.02% average return of the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, advanced over the twelve-month period ended December 31, 2021, amid the accelerating global rollout of coronavirus vaccines, a favorable outlook for global economic growth, fiscal and monetary stimulus, and strong corporate earnings. However, markets contended with volatile coronavirus pandemic trends, fluctuating economic growth projections, and the imminent prospect of reduced quantitative easing and policy tightening. Inflation surged amid severe supply and labor shortages, rising energy prices, and heightened demand for goods and services. Fears that inflation could persist for longer than expected prompted the U.S. Federal Reserve (Fed) to announce an accelerated tapering of asset purchases.
U.S. President Joe Biden signed into law a roughly $1 trillion infrastructure bill, but as of the end of the period, the fate of the Democrats' $1.75 trillion spending and climate change plan was uncertain after U.S. Democratic Senator Joe Manchin withheld support due to concerns that it will exacerbate soaring inflation. The rapid spread of the Omicron variant of the coronavirus prompted a flurry of new restrictions and event cancellations to end the period.
During the twelve-month period, all eleven sectors within the S&P 500 Index posted positive returns, led by the Energy (+55%), Real Estate (+46%), and Financials (+35%) sectors, while the Utilities (+18%) and Consumer Staples (+19%) sectors performed the worst.
Most fixed-income sectors generated mixed total returns but positive excess returns compared to government bonds during the year as sovereign debt yields rose notably.
By the end of the period, central banks further progressed on their paths toward policy normalization as inflation broadened out across more goods and services. The Fed accelerated the timeline for tapering its large-scale asset purchase program and projected multiple interest-rate increases in both 2022 and 2023. The Bank of England (BOE) increased rates for the first time since the onset of the pandemic, citing persistent price pressures. While the European Central Bank (ECB) signaled an expectation to keep its policy rate on hold through the end of 2022, it announced it would conclude its purchases under the pandemic emergency purchase program by March 2022.
During the period, asset allocation decisions benefited the Fund’s performance relative to the blended benchmark. The Fund was generally overweight equities and underweight fixed income and cash relative to the blended benchmark. The equity portion of the Fund outperformed the S&P 500 Index, while the fixed-income portion of the Fund outperformed the Bloomberg US Government/Credit Bond Index.
Equity outperformance versus the S&P 500 Index was driven by security selection. Strong selection within the Industrials, Communication Services, and Healthcare sectors was partially offset by weak selection in the Information Technology, Materials, and Real Estate sectors. Sector allocation, a result of our bottom-up stock selection process, detracted from relative performance due to the Fund’s underweight allocations to the Energy and Real Estate sectors, along with an overweight to the Industrials sector. This was partially offset by the Fund’s overweight allocation to the Financials sector and underweights to the Consumer Staples and Utilities sectors.
From a security perspective, within the equity portion of the Fund, not holding benchmark constituent Amazon.com (Consumer Discretionary), along with the Fund’s overweight positions in Alphabet (Communication Services) and Pfizer (Healthcare) were the top contributors to performance. Alphabet beat earnings expectations, driven by strength in the company’s core search business and moderating losses in its cloud business. Pfizer’s share price rose during the period following the company’s announcement that its

3

Hartford Balanced HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

coronavirus booster shot was shown to provide protection against the Omicron variant of the coronavirus, and that the company had received the U.S. Food and Drug Administration’s Emergency Use Authorization for its oral antiviral for post-infection patients following positive phase 2 and 3 study results that showed it reduced the risk of hospitalization or death.
Top detractors from performance within the equity portion of the Fund included not holding benchmark constituent NVIDIA (Information Technology), as well as overweight positions in Global Payments (Information Technology) and Fidelity National Information Services (FIS, Information Technology). Shares of Global Payments fell during the period. Despite reporting third-quarter earnings that were slightly ahead of consensus expectations and raising the low end of full-year guidance, share prices were weighed down by expectations for slightly lower-than-expected fourth-quarter earnings and incremental pandemic-related challenges. In a similar vein, FIS fell sharply in sympathy with the broader payments complex on concerns around potential emerging competitive threats from new fintech companies, as well as the pace of the re-opening and its impact on consumer spending.
The fixed-income portion of the Fund outperformed the Bloomberg US Government/Credit Bond Index during the period. Security selection within investment-grade corporate credit was the biggest contributor to relative outperformance, with bonds in the Industrials, Financials and Utilities sectors all contributing positively to performance. Within non-corporate credit, an overweight to and security selection within taxable municipal bonds also contributed positively over the period. Additionally, out-of-benchmark allocations to commercial mortgage-backed securities (CMBS) and collateralized loan obligations (CLOs) made positive contributions to relative performance. Conversely, an out-of-benchmark allocation to agency mortgage-backed securities (agency MBS) slightly detracted from relative performance. Duration and yield curve positioning had a negligible impact on relative performance over the period.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
Our aim is to consistently mitigate downside risk for the Fund over a market cycle. Overall, we have been trimming back and eliminating some exposures that have outperformed in favor of more reasonably valued opportunities elsewhere. We stress-test the Fund even in the best of times, and continue to stress-test extreme scenarios and remain vigilant around any balance-sheet risks.
In the equity allocation of the Fund, as of the end of the period, we continue to focus on seeking high-quality businesses with attractive valuation and capital returns. We take a balanced approach to portfolio construction—not leaning too heavily on any one scenario—and we always strive to upgrade the quality of the positions within the Fund. Within equities, the Fund ended the period with its largest overweight in the Healthcare sector and the largest underweight in the Consumer Discretionary sector.
On the fixed-income side, we believe credit fundamentals remain strong, but the improvement in the fundamentals has peaked. Supply-chain disruptions and high labor/input costs are weighing on cash flows and corporate margins but are expected to wane throughout the year, in our view. We ended the twelve-month period with a neutral duration position in the Fund relative to the Bloomberg US Government/Credit Bond Index. As of the end of the period, we expect to continue to hold a largely benchmark-neutral duration position in the Fund but with a slight overweight to the five-year part of the yield curve given the attractive carry and our view that the market may have priced in too many interest-rate increases. Our expectation is that interest rates will move higher over the course of 2022 but not necessarily in a linear path. The pace and magnitude of interest-rate increases will primarily be determined by the impact on financial conditions and path of inflation, in our view. As of the end of the period, the fixed-income portion of the Fund is positioned with an underweight to corporate credit on a contribution-to-duration basis (calculated as the percentage weight of the bond within the total portfolio multiplied by the bond’s duration), as we view liquidity conditions as a driver of credit underperformance over the medium term. Investment-grade credit spreads remain in the bottom quartile relative to history, but we believe they could widen from current levels if volatility arises. On an industry basis, as of the end of the period, we positioned the Fund with an overweight to the less cyclical sectors such as Financials and Utilities while remaining cautious on more cyclical sectors such as Energy. As of the end of the period, the Fund holds a slight out-of-benchmark allocation to agency MBS as it may serve as a source of liquidity to rotate portfolios into credit when the opportunities present. As of the end of the period, the Fund holds out-of-benchmark allocations to securitized sectors such as asset-backed securities (ABS), CLOs, and CMBS, which we believe are supported by benign housing and consumer fundamentals.
At the end of the period, the Fund’s equity exposure was at 68.7% compared to 60% in its benchmark.
Important Risks
Investing involves risk, including the possible loss of principal. The Fund seeks to achieve its investment objective by allocating assets among different asset classes. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, event, and interest-rate risk. As interest rates rise, bond prices generally fall. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Mortgage-related and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk.
4

Hartford Balanced HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

Composition by Security Type(1)
as of 12/31/2021
Category	Percentage of Net Assets
Equity Securities
Common Stocks	68.7%
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	2.8%
Corporate Bonds	12.3
Foreign Government Obligations	0.3
Municipal Bonds	0.7
U.S. Government Agencies(2)	0.3
U.S. Government Securities	14.0
Total	30.4%
Short-Term Investments	0.7
Other Assets & Liabilities	0.2
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of December 31, 2021.
5

Hartford Capital Appreciation HLS Fund
 Fund Overview
 December 31, 2021 (Unaudited)

Inception 04/02/1984 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.
Comparison of Change in Value of $10,000 Investment (12/31/2011 - 12/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2021
	1 Year	5 Years	10 Years
Class IA	14.76%	15.86%	14.67%
Class IB	14.45%	15.56%	14.38%
Class IC	14.18%	15.28%	14.10%
Russell 3000 Index	25.66%	17.97%	16.30%
S&P 500 Index	28.71%	18.47%	16.55%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class IC shares commenced operations on 04/30/2014. Class IC shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. The performance after such date reflects actual Class IC shares performance.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares, Class IB shares and Class IC shares were 0.67%, 0.92% and 1.17%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2021.
Class IA shares and IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

6

Hartford Capital Appreciation HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

Portfolio Managers
Gregg R. Thomas, CFA
Senior Managing Director and Director, Investment Strategy
Wellington Management Company LLP
Thomas S. Simon, CFA, FRM
Senior Managing Director and Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of Hartford Capital Appreciation HLS Fund returned 14.76% for the twelve-month period ended December 31, 2021, underperforming the Fund’s benchmarks, the Russell 3000 Index, which returned 25.66% for the same period, and the S& P 500 Index, which returned 28.71% for the same period. For the same period, the Class IA shares of the Fund also underperformed the 23.82% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the Russell 3000 Index, posted positive results over the trailing twelve-month period ended December 31, 2021. In the first half of 2021, U.S. equities rallied, bolstered by an accelerating coronavirus vaccine rollout, substantial support from fiscal and monetary policy, and a broader reopening of the economy. Contributing to fiscal stimulus, U.S. President Biden signed into law a massive $1.9 trillion coronavirus relief bill and introduced an infrastructure package worth approximately $2.3 trillion, proposing to fund the initiative largely through higher corporate taxes. However, expectations for a strong rebound in the U.S. economy also sparked inflationary fears, contributing to a pro-cyclical rotation in the first quarter of 2021.
Inflation then rose sharply during the second quarter of 2021, as significant global supply-chain disruptions drove consumer and producer prices sharply higher. The U.S. Federal Reserve (Fed) maintained its view that elevated price pressures may prove transitory, but the Fed rattled markets by considerably raising its inflation forecast for 2021 and signaling the potential for interest-rate increases in 2022.
In the third quarter of 2021, U.S. equities declined as risk sentiment was pressured by anxiety about rising inflation, imminent policy normalization, moderating economic growth, and uncertainty about fiscal stimulus and the federal debt ceiling. Growth equities outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September, triggering a powerful rotation into value equities. Coronavirus cases fell sharply in September 2021, although the proliferation of the Delta variant in July and August 2021 weighed on consumer confidence and dampened reopening momentum. The Fed trimmed its 2021 gross domestic product (GDP) growth forecast to 5.9% from 7%.
U.S. equity markets surged in the fourth quarter of 2021, as risk sentiment was bolstered by robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. Despite this optimism, risks persisted. The rapid spread of the Omicron variant of the coronavirus coincided with the largest increase in U.S. coronavirus cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, which resulted in the Fed coming under heightened scrutiny amid anxiety about a potential policy mistake. The Fed projected three interest-rate increases in 2022, up from its September 2021 forecast of one interest-rate increase.
Returns were positive across market capitalizations during the period. All eleven sectors in the Russell 3000 Index had positive returns during the period. Energy (+56.1%), Real Estate (+40.2%), and Financials (+34.7%) were the top-performing sectors.
Security selection detracted most from the Fund’s performance relative to the Russell 3000 Index during the period. Weak stock selection in the Information Technology, Healthcare, Consumer Discretionary, and Communication Services sectors was only partially offset by stronger selection in the Financials and Industrials sectors, which contributed positively. Sector allocation, a residual of our bottom-up security selection process, also slightly detracted from relative performance during the period. The Fund’s overweight exposure to the Consumer Staples sector and underweight exposure to the Energy sector detracted most from performance and was only partially offset by the Fund’s underweight exposure to the Utilities sector, which contributed positively.
Our investment process includes the use of factor-based strategies, which involve targeting certain company characteristics, or factors, that we believe impact returns across asset classes. Factor exposures detracted from performance during the period, driven by the Fund’s underweight exposure to higher-momentum names relative to the Russell 3000 Index. This was partially offset by the positive impact of the Fund’s smaller-cap footprint relative to the Russell 3000 Index.
The largest detractors from relative performance over the period were the Fund’s underweight exposures to Microsoft (Information Technology) and NVIDIA (Information Technology), as well as an overweight exposure to ChemoCentryx (Healthcare). Microsoft engages in the development and support of software, services, devices, and solutions. Shares of the company rose over the period, as the company consistently beat earnings estimates for multiple

7

Hartford Capital Appreciation HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

quarters. Shares rallied in the final quarter of 2021 after the company delivered strong results with balanced performance across the product set and good margin expansion in all three reporting segments. Windows, a Microsoft product, was a highlight due to strong growth in personal computer (PC) hardware manufacturers, even in the face of PC supply constraints. As of the end of the period, we maintained the Fund’s underweight position relative to the Russell 3000 Index.
NVIDIA engages in the design and manufacture of computer graphics processors, chipsets, and related multimedia software. Shares of NVIDIA rose during the period on a series of strong earnings announcements. Shares performed particularly well late in the period, as the company reported record revenue for the third quarter ended October 31, 2021, which was up 50% year-over-year on strength across the company’s Gaming, Data Center, and Professional Visualization market platforms. Shares were also aided by surging optimism around the metaverse concept. NVIDIA is at the forefront of the metaverse transformation due to its data center network and technology infrastructure. We initiated the Fund’s position during the period but remained underweight relative to the Russell 3000 Index as of the end of the period.
ChemoCentryx is a biopharmaceutical company focused on autoimmune diseases, inflammatory disorders, and cancer. The company’s shares fell sharply after the U.S. Food and Drug Administration (FDA) Arthritis Advisory Committee met to consider the new drug application for Avacopan, a candidate for the treatment of anti-neutrophil cytoplasmic autoantibody associated vasculitis. The FDA panel had a split vote on the question of whether the risk-benefit profile of Avacopan supports approval due to efficacy concerns. We eliminated the Fund’s position during the second quarter of 2021.
ChemoCentryx (Healthcare) and Allakos (Healthcare) were the top detractors from absolute performance during the period.
The largest contributors to the Fund’s performance relative to the Russell 3000 Index during the period were the Fund’s underweight exposure to Amazon (Consumer Discretionary), lack of exposure to PayPal (Information Technology) (a Russell 3000 Index constituent), and overweight exposure to Arista Networks (Information Technology). Amazon is an online retailer that offers a wide range of products. Shares of Amazon fell early in the period after the company announced that founder, Jeff Bezos, would step down as CEO to focus on new products and initiatives. The company stated that it planned for Bezos to remain with the company as executive chairman with Amazon Web Services (AWS) CEO Andy Jassy succeeding him as CEO. Amazon posted mostly strong earnings throughout the year, but shares were weighed by disappointing guidance, with management stating that sales growth was expected to slow over the next several quarters as consumers ventured outside of their homes and away from their coronavirus-induced online shopping habits. The company’s shares ended lower in the fourth quarter of 2021, driven by a regulatory fine of over 1 billion euros being imposed by the Italian Antitrust Authority, as well as an AWS outage that caused widespread issues for Amazon and its customers. We trimmed the Fund’s position throughout the period, increasing the Fund’s underweight exposure relative to the Russell 3000 Index.
PayPal is a technology platform with a focus on digital payments. Shares of PayPal declined over the second half of 2021, sparked by a negative reaction to the company’s interest in buying social media platform Pinterest, although the company eventually decided to back away from the deal. Shares fell further after the company announced a revenue forecast that came in well short of estimates. As of the end of the period, we continued not to hold this position within the Fund.
Arista Networks provides cloud networking solutions for data centers and computer environments. We initiated the Fund’s position in Arista Networks in the third quarter of 2021. Shares rose in the fourth quarter of 2021 after the company reported that it beat earnings estimates during the third quarter of 2021 and announced stronger-than-expected fourth-quarter guidance. The company forecasted that fiscal 2022 revenue growth would accelerate to 30% from 25% in 2021. Arista also expanded its stock buyback program by $1 billion and declared a four-for-one stock split. The Fund had an overweight position relative to the Russell 3000 Index as of the end of the period.
Alphabet (Communication Services) and Marsh & McLennan (Financials) were the top contributors to absolute performance during the period.
During the period, the Fund at times used derivative instruments, such as equity index futures to hedge the market risk. During the period, the use of equity index futures had a slight positive contribution to results.
What is the outlook as of the end of the period?
As of the end of the period, volatility continues to weigh on markets as investor exuberance gets muddled by increasing macro uncertainties. Despite positive news benefiting the equity market—such as strong company earnings data and the continued global rollout of vaccines—we believe that investor optimism has been diluted by increasing macroeconomic uncertainties, including the potential impact to company fundamentals as central banks begin to roll back stimulus programs, the possibility of an economic slowdown in China, and possible economic ramifications from the spread of coronavirus variants and the reemergence of pandemic-related restrictions in some regions. As ever, we remain vigilant in managing risks in the Fund and seek to deliver performance that is driven by security selection.
Looking across markets, we are mindful of the ever-evolving risks of different equity factors, and we seek to create a portfolio of diversified styles and philosophies. As of the end of the period, we maintained exposure in the Fund to cyclical areas of the market through our allocations to mean-reversion (e.g. value and contrarian) underlying portfolio managers. These underlying portfolio managers look to invest in undervalued names and use their security selection expertise to seek to identify companies with solid fundamentals and to avoid value traps that are unlikely to mean-revert in the future. We look to our trend-following (e.g. growth and momentum) underlying portfolio managers to seek to provide capital appreciation by investing in companies with favorable growth prospects. Within growth markets, we continue to watch speculative names that are at risk of whipsawing on evolving coronavirus news. We balance these exposures with risk-aversion (e.g. quality and low volatility) allocations, which seek to
8

Hartford Capital Appreciation HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

provide a defensive lever for the Fund by investing in companies with stable businesses. These equities, which continue to trade at low valuations relative to history and have attractive fundamentals in our view, are expected to add beneficial exposure to the Fund in the event of an unexpected shock to the economy or markets. We believe that the market backdrop will benefit fundamental portfolio managers who are able to differentiate between companies that can succeed in the current climate from those that cannot.
At the end of the period, the Fund’s largest overweights were to the Consumer Discretionary and Consumer Staples sectors, while the Fund’s largest underweights were to the Information Technology and Energy sectors, relative to the Russell 3000 Index.
Important Risks
Investing involves risk, including the possible loss of principal. The Fund’s strategy for allocating assets among portfolio management teams may not work as intended. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks are generally greater for investments in emerging markets. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 12/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.5%
Consumer Discretionary	14.9
Consumer Staples	7.2
Energy	1.4
Financials	11.9
Health Care	14.2
Industrials	9.8
Information Technology	22.7
Materials	3.3
Real Estate	2.5
Utilities	2.0
Total	98.4%
Short-Term Investments	1.8
Other Assets & Liabilities	(0.2)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
9

Hartford Disciplined Equity HLS Fund
 Fund Overview
 December 31, 2021 (Unaudited)

Inception 05/29/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.
Comparison of Change in Value of $10,000 Investment (12/31/2011 - 12/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2021
	1 Year	5 Years	10 Years
Class IA	25.52%	18.88%	17.41%
Class IB	25.21%	18.59%	17.12%
Class IC	24.92%	18.30%	16.83%
S&P 500 Index	28.71%	18.47%	16.55%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class IC shares commenced operations on 09/18/2020. Class IC shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. The performance after such date reflects actual Class IC shares performance.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares, Class IB shares and Class IC shares were 0.64%, 0.89% and 1.14%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2021.
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

10

Hartford Disciplined Equity HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

Portfolio Managers
Mammen Chally, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
David A. Siegle, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP
Douglas W. McLane, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of the Hartford Disciplined Equity HLS Fund returned 25.52% for the twelve-month period ended December 31, 2021, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 28.71% for the same period. For the same period, the Class IA shares of the Fund underperformed the 26.49% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended December 31, 2021. In the first quarter of 2021, U.S. equities rallied, bolstered by an accelerating coronavirus vaccine rollout, substantial support from fiscal and monetary policy, and upbeat forecasts for economic growth and earnings. Expectations for a strong rebound in the U.S. economy sparked inflationary fears, contributing to a pro-cyclical rotation. The U.S. Democratic Party secured slim majorities in both houses of Congress after winning control of the Senate, bolstering U.S. President Biden’s prospects of advancing his legislative agenda.
In the second quarter of 2021, U.S. equities rallied amid a backdrop of improving coronavirus vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply during the quarter, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher.
During the third quarter of 2021, U.S. equities rose against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services. Growth equities outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September 2021, triggering a powerful rotation into value equities.
U.S. equity markets surged in the fourth quarter of 2021, registering their seventh consecutive quarterly gain. Risk sentiment was bolstered by robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions.
The rapid spread of the Omicron variant of the coronavirus led to the largest increase in U.S. coronavirus cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, which resulted in the U.S. Federal Reserve (Fed) coming under heightened scrutiny amid anxiety about a potential policy mistake. In November, inflation accelerated to its highest level since 1982, as the Consumer Price Index rose 6.8% annually at the headline level and 4.9% at the core level. U.S. President Joe Biden signed into law a roughly $1 trillion infrastructure bill, but the fate of the Democrats' $1.75 trillion spending and climate change plan was uncertain as of the end of the period after U.S. Democratic Senator Joe Manchin withheld support for the current version of the plan due to concerns that it will exacerbate soaring inflation.
Returns varied by market capitalization during the period. Large-cap equities, as measured by the S&P 500 Index, outperformed mid-cap and small-cap equities, as measured by the S&P MidCap 400 Index and the Russell 2000 Index, respectively, during the period. During the twelve-month period, all eleven sectors within the S&P 500 Index rose, led by the Energy (+55%), Real Estate (46%), and Financials (+35%) sectors. Utilities was the worst-performing sector, up 18% during the period.
Sector allocation, which is a residual of our bottom-up security selection process, was the driver of the Fund’s underperformance relative to the S&P 500 Index during the period. The Fund’s underweights to the Energy, Consumer Staples and Communication Services sectors detracted the most from performance. This was partially offset by the Fund’s underweights to the Utilities and Materials sectors. Security selection also detracted from relative performance. Security selection within the Information Technology, Consumer Staples, and Utilities sectors detracted most during the period, but was partially offset by selection within the Healthcare, Communication Services, and Financials sectors.
Top detractors from the Fund’s performance relative to the S&P 500 Index during the period were an underweight holding in NVIDIA (Information Technology) and overweight holdings in Global Payments (Information Technology) and Walt Disney (Communication Services). Shares of NVIDIA, a leading producer of graphics processing units

11

Hartford Disciplined Equity HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

(GPUs), rose during the period as optimism around the metaverse concept surged. NVIDIA has been at the forefront of the metaverse transformation due to its data center network and technology infrastructure. Shares of financial technology company Global Payments lost ground during the period despite posting strong earnings that beat consensus estimates in November 2021. Rather than rewarding this positive news, market participants appeared to be more focused on increasing competition in the space, while also reacting skeptically to the company’s two announced acquisitions, causing the company’s share price to fall. Shares of Walt Disney fell during the period after reported earnings in November 2021 failed to meet consensus estimates on revenue, total subscribers, and segment operating income.
The largest contributors to the Fund’s performance relative to the S&P 500 Index over the period were an overweight holding in EOG Resources (Energy), not owning PayPal (Information Technology) (an S&P 500 Index constituent), and an overweight holding in Eli Lilly (Healthcare). Shares of oil and gas exploration and production company EOG Resources surged over the period after reporting both fourth-quarter and calendar-year 2020 earnings that beat consensus expectations. The company also saw an unusually tight supply-demand balance in European gas heading into the winter, which added further price pressure to a market already at record highs. At the same time, increased demand for crude oil continued to push prices higher, buoying the company’s share price. Shares of PayPal declined during the period after the payments company announced a revenue forecast that came in well short of estimates. Management cited consumer spending concerns in their merchant base, which was driven by global supply-chain shortages decreasing the amount of available goods, as well as by weaker consumer confidence and expectations of more people shopping in-person during the holidays. Investors had a more negative outlook on the stock in October 2021 when PayPal was in late-stage talks to acquire Pinterest, but the company later backed away from the deal. Shares of Eli Lilly rose during the period. The U.S. Food and Drug Administration (FDA) granted Breakthrough Therapy designation for Donanemab, an Alzheimer’s Disease treatment. Donanemab targets N3pG, a form of beta amyloid, and has exhibited positive safety and efficacy results. Eli Lilly began a rolling submission of a Biologics License Application in 2021. The company also reported strong full year 2020 results in January 2021, driven by initial sales of its new coronavirus antibody therapy.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, it appeared that negotiations on the large spending bill have resumed, and the U.S. Congress has extended the debt ceiling. Our expectation remains that the total package, which includes the bipartisan bill signed into law, will support growth in 2022.
Consistent with the last several months, we believe inflation expectations are a major concern, as companies struggle to offset costs with pricing and are seeing margin compression. The Fed has subtly changed its view on tightening monetary conditions over the last few months, and we continue to monitor these developments very closely. Labor force participation rates are expected to continue increasing as stimulus effects wane, limiting the risk of runaway inflation. Additionally, we are encouraged thus far by the lower mortality rate in the face of the Omicron variant of the coronavirus. As confidence returns, we expect inflation will persist into 2022.
Outside of that, we believe little has changed from an outlook perspective. We believe geopolitical risks remain, the partisan divide within the U.S. is extreme, and the recovery in markets affected by the coronavirus pandemic remains uneven due to the uptake of vaccines and restrictions on travel. Still, we are encouraged that demand remains strong and supply chain disruptions are slowly getting resolved. Ultimately, as we start 2022, we view any potential increase in volatility as an opportunity for our approach, which is driven by stock selection.
We continue to focus on the long term. While we did make some changes in the Fund during the period, we continued to be incremental and mindful of the increased volatility at the end of the period.
At the end of the period, the Fund’s largest overweights were to the Communication Services, Industrials, and Healthcare sectors, while the largest underweights were to the Materials, Energy, and Real Estate sectors, relative to the S&P 500 Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies.
Composition by Sector(1)
as of 12/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	11.8%
Consumer Discretionary	11.8
Consumer Staples	6.3
Energy	1.3
Financials	11.8
Health Care	14.4
Industrials	9.1
Information Technology	28.1
Materials	1.1
Real Estate	1.7
Utilities	2.0
Total	99.4%
Short-Term Investments	0.6
Other Assets & Liabilities	0.0 *
Total	100.0%

*	Percentage rounds to zero.
(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
12

Hartford Dividend and Growth HLS Fund
 Fund Overview
 December 31, 2021 (Unaudited)

Inception 03/09/1994 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.
Comparison of Change in Value of $10,000 Investment (12/31/2011 - 12/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2021
	1 Year	5 Years	10 Years
Class IA	32.00%	15.44%	14.70%
Class IB	31.68%	15.15%	14.41%
S&P 500 Index	28.71%	18.47%	16.55%
Russell 1000 Value Index	25.16%	11.16%	12.97%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.66% and 0.91%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2021.
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

13

Hartford Dividend and Growth HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

Portfolio Managers
Matthew G. Baker
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Nataliya Kofman
Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of Hartford Dividend and Growth HLS Fund returned 32.00% for the twelve-month period ended December 31, 2021, outperforming the Fund’s benchmarks, the S&P 500 Index, which returned 28.71% for the same period, and the Russell 1000 Value Index, which returned 25.16% for the same period. For the same period, the Class IA shares of the Fund outperformed the 25.00% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended December 31, 2021. In the first quarter of 2021, U.S. equities rallied, bolstered by an accelerating coronavirus vaccine rollout, substantial fiscal and monetary policy support, and upbeat forecasts for economic growth and earnings. Expectations for a strong rebound in the U.S. economy sparked inflationary fears, contributing to a pro-cyclical rotation. The U.S. Democratic Party secured slim majorities in both houses of Congress after winning control of the Senate, bolstering U.S. President Biden’s prospects of advancing his legislative agenda.
In the second quarter of 2021, U.S. equities rallied amid a backdrop of improving coronavirus vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply during the quarter, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher.
During the third quarter of 2021, U.S. equities rose against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services. Growth equities outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September 2021, triggering a powerful rotation into value equities.
U.S. equity markets surged in the fourth quarter of 2021, registering their seventh consecutive quarterly gain. Risk sentiment was bolstered by robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. The rapid spread of the Omicron variant of the coronavirus led to the largest increase in U.S. coronavirus cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations.
Returns varied by market capitalization during the period. Large- and mid-cap equities, as measured by the S&P 500 Index and S&P MidCap 400 Index, respectively, outperformed small-cap equities, as measured by the Russell 2000 Index, during the period. During the twelve-month period, all eleven sectors within the S&P 500 Index posted positive returns, led by the Energy (+55%), Real Estate (+46%), and Financials (+35%) sectors. Conversely, the Utilities (18%), Consumer Staples (19%), and Industrials (21%) sectors lagged the broader S&P 500 Index.
Security selection was the primary driver of Fund’s outperformance relative to the S&P 500 Index over the period. Strong selection within the Industrials, Financials, and Consumer Discretionary sectors was partially offset by weaker selection within the Consumer Staples sector. Sector allocation, a result of our bottom-up stock selection process, also added to the Fund’s returns relative to the S&P 500 Index during the period. Overweights to the Financials and Energy sectors contributed positively to relative outperformance, but were partially offset by an underweight to the Information Technology sector.
Top contributors to performance relative to the S&P 500 Index over the period included Fund’s lack of exposure to Amazon.com (Consumer Discretionary) (a constituent in the S&P 500 Index) and overweight positions in Bank of America (Financials) and Pfizer (Healthcare). The share price of Amazon slightly rose over the period, but underperformed the broader S&P 500 Index. Shares of Bank of America (BAC) rose over the period, as the company consecutively reported earnings that beat consensus estimates. The share price of Pfizer rose during the period following the company’s announcement that its booster was shown to provide protection against the Omicron variant of the coronavirus and the Food and Drug Administration’s (FDA’s) Emergency Use Authorization issuance for its oral antiviral for post-infection coronavirus patients following positive phase 2 and 3 study results that showed it reduced the risk of hospitalization or death.
The Fund’s top detractor from performance relative to the S&P 500 Index was a lack of exposure to NVIDIA (Information Technology) (a S&P 500 constituent). Relative returns were also held back by our overweights to Verizon Communications (Communication Services) and Fidelity National Information Services (Information Technology). Shares of NVIDIA, a leading producer of graphics processing units

14

Hartford Dividend and Growth HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

(GPUs), rose during the period as optimism around the metaverse concept surged. Shares of Verizon ended the period lower despite consecutively reporting results that beat earnings expectations. The share price of Fidelity National Information Services (FIS) fell sharply after the company lowered profit projections for the year and booked a one-time charge tied to recalculating its deferred tax liability in the United Kingdom (UK) due to corporate tax changes in the country. We maintained an overweight position in FIS within the Fund as of the end of the period.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
Despite continued volatility driven by a number of issues including the Delta and Omicron variants of the coronavirus, inflation concerns, and interest-rate speculation, the market posted positive results for 2021. Despite high stock-price correlations within industries, we have observed meaningful dissent in the market regarding the economic outlook and the path of the recovery from here. Our view is that inflation is likely to remain going forward due to significant supply constraints and labor shortages. We believe that persistent inflation, which we have not seen for years, will put pressure on margins and likely lead to interest-rate increases.
Given this outlook, we favor equities with stability in downturns (e.g., the Healthcare, and Consumer Staples sectors as well as the defense industry) and pockets of value – such as equities that were oversold and have yet to recover (e.g., airlines). In the fourth quarter of 2021, we initiated new positions in the transportation industry and the Consumer Staples sector and increased the Fund’s exposure to the Healthcare and Utilities sectors. These adds were funded by trimming the Fund’s positions in banks and technology companies, particularly certain semiconductor holdings that outperformed over the period.
We remain focused on seeking to limit downside risk in the Fund and seek to avoid companies that we would expect to struggle in an inflationary environment with rising interest rates. Such companies include those with rich valuations amid increasing discount rates and those with margins that are vulnerable to inflation due to an inability to pass on price increases. As always, we remain focused on seeking to identify quality companies with positive risk/reward skew and a narrow range of outcomes.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended.
Composition by Sector(1)
as of 12/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	7.5%
Consumer Discretionary	6.2
Consumer Staples	6.0
Energy	3.9
Financials	18.3
Health Care	15.5
Industrials	8.9
Information Technology	20.2
Materials	3.6
Real Estate	3.2
Utilities	4.4
Total	97.7%
Short-Term Investments	1.8
Other Assets & Liabilities	0.5
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
15

Hartford Healthcare HLS Fund
 Fund Overview
 December 31, 2021 (Unaudited)

Inception 05/01/2000 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (12/31/2011 - 12/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2021
	1 Year	5 Years	10 Years
Class IA	10.01%	16.64%	17.98%
Class IB	9.76%	16.35%	17.68%
S&P Composite 1500 Health Care Index	24.85%	17.70%	17.44%
S&P 500 Index	28.71%	18.47%	16.55%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.91% and 1.16%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2021.
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

16

Hartford Healthcare HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

Portfolio Managers
Ann C. Gallo
Senior Managing Director and Global Industry Analyst
Wellington Management Company LLP
Robert L. Deresiewicz, MD*
Senior Managing Director and Global Industry Analyst
Wellington Management Company LLP
Rebecca D. Sykes
Senior Managing Director and Global Industry Analyst
Wellington Management Company LLP
Wen Shi, CFA, PhD**
Managing Director and Global Industry Analyst
Wellington Management Company LLP
*	Robert L. Deresiewicz announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective June 30, 2022, he will no longer serve as a portfolio manager for the Fund. Robert Deresiewicz’s portfolio management responsibilities will transition to Wen Shi in the months leading up to his departure.
**Effective July 22, 2021, Wen Shi, CFA, was added as a portfolio manager to the Fund.

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of Hartford Healthcare HLS Fund returned 10.01% for the twelve-month period ended December 31, 2021, underperforming the Fund’s benchmarks, the S&P Composite 1500 Health Care Index, which returned 24.85% for the same period, and the S&P 500 Index, which returned 28.71% for the same period. For the same period, the Class IA shares of the Fund outperformed the 9.51% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) healthcare equities returned 24.85% for the period as measured by the S&P Composite 1500 Health Care Index, underperforming the broader U.S. equity market, which returned 28.71% as measured by the S&P 500 Index, but outperforming the global equity market, which returned 21.82% during the period, as measured by the MSCI World Index. Within the S&P Composite 1500 Health Care Index, healthcare services returned 37%, medical technology returned 24%, large-cap biopharma returned 22%, small-cap biopharma returned -2%, and mid-cap biopharma returned -8% during the period.
The Fund underperformed the S& P Composite 1500 Health Care Index over the period, which was due primarily to unfavorable security selection decisions. Security selection was weakest in medical technology, small-cap biopharma, and healthcare services, while selection in large-cap biopharma was strongest. Sector allocation also detracted from the Fund’s performance relative to the S&P Composite 1500 Health Care Index. The Fund’s overweight to mid- and small-cap biopharma detracted from relative results during the period. This was partially offset by positive results from an underweight to large-cap biopharma.
An underweight to Thermo Fisher Scientific (medical technology), along with out-of-benchmark positions in Zai Lab (mid-cap biopharma) and Daiichi Sankyo (large-cap biopharma) detracted most from relative performance over the period. Shares of Thermo Fisher Scientific rallied, and the Fund’s underweight position negatively affected relative performance. In February 2021, the company reported strong earnings, but expected fading COVID-19 testing volumes in the second quarter, which raised concerns around earnings growth potential. In April 2021, it was announced that Thermo Fisher intended to acquire contract research organization, PPD. After digesting the news of the acquisition, we grew concerned that such a large deal created additional integration risk, and in light of longer-term stock gains, decided it was most appropriate to trim back the Fund’s position. Since we pared back the position, the stock has rallied, and the Fund’s underweight position negatively affected relative performance. We eliminated the Fund’s position later in the period. Shares of Zai Lab declined nearly 50% throughout the year. From a stock specific perspective, the key asset Qinlock, via partnership with Deciphera Pharmaceuticals, failed its phase 3 study for the treatment of gastrointestinal stromal tumor (GIST). From a macro perspective, the stock was also weak due to rising concerns around heightened regulation from the Chinese government, much like we saw during the period across both the technology sector and after-school tutoring industry. Furthermore, Chinese biotech equities were weak after the Chinese Center for Drug Evaluation advocated that clinical trials replace placebos with best supportive care in the comparative arm for all cancer trials. While negatively received by the market, we viewed this development as a positive change that supports sustainable growth of truly innovative drugs over the long term. Shares of Daiichi Sankyo fell during the period. Fiscal-year 2020 revenue slightly declined due in part to the National Health Insurance market expansion rule, causing drug price revisions in Japan that negatively impacted the company as well as the termination of a vaccine partnership with Sanofi. The stock remained under pressure

17

Hartford Healthcare HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

as the country continues to battle a fourth wave of coronavirus infections. Zai Lab, Kodiak Sciences, and Gracell Biotech were top detractors from absolute performance during the period.
The Fund’s lack of exposure to Johnson & Johnson (large-cap biopharma), Medtronic (medical technology), and Merck & Co. (large-cap biopharma), each of which were constituents of the S&P Composite 1500 Health Care Index, was the top contributor to the Fund’s performance relative to the S&P Composite 1500 Health Care Index. The lack of exposure to Johnson & Johnson (J&J) was a positive contributor to performance, as shares of J&J underperformed the S&P Composite 1500 Health Care Index during the period. Regulators called for a pause in distribution of the company's coronavirus vaccine after cases of people developing a rare blood-clotting disorder were investigated. Distribution of the coronavirus vaccine resumed with additional warnings, but no restrictions. Not owning Medtronic was a positive contributor to relative performance as shares underperformed during the period. The headquarters of Medtronic’s Diabetes business received a warning letter from the U.S. Food and Drug Administration (FDA), which prompted the company to revise earnings guidance downward for the Diabetes segment. The warning letter focused on the inadequacy of specific medical device quality system requirements at the Northridge facility in the areas of risk assessment, corrective and preventive action, complaint handling, device recalls, and reporting of adverse events. Additionally, the Fund’s lack of exposure to Merck was a positive contributor to performance, as shares of Merck traded lower early in 2021 after the company reported 2020 results that were below expectations, including a negative $2.5 billion revenue impact from the coronavirus pandemic. Additionally, Merck announced it was discontinuing the development of two coronavirus vaccine candidates after clinical trial data showed the drug candidates were unable to trigger sufficient immune responses in patients to support further testing. Shares declined further in November when rival Pfizer topped its antiviral COVID-19 pill in a key study. Top absolute contributors included UnitedHealth Group, Pfizer and Eli Lilly during the period.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe that disruptions will likely continue for many months, but we are encouraged by strong fundamentals across the Healthcare sector, supported by hopes that there will soon be a peak in the wave of infections stemming from the Omicron variant of the coronavirus, which could lead the way to a more normalized investment backdrop. Within the biopharma industry, we believe valuations are compelling as we enter 2022. Valuations of large cap biopharma companies in aggregate have been at historic lows due to the threat of U.S. drug-price reform. This issue is expected to be largely behind us soon, and with that, we believe investors will re-focus attention on drug pipelines, compelling innovation, and overall research and development productivity. Within small- and mid-cap biopharma, the significant pullback which started in February 2021 and continued through the year has left valuations at the end of the period looking much more compelling than they were a year ago in our view. In addition, we believe the attractive valuation backdrop and breakthrough innovation in the biopharma industry, particularly in oncology, immunology, and certain rare diseases, is creating a rich opportunity set for specialist investors, in our view.
Outside of biopharma, we consider the opportunity set to be equally compelling. Certain medical technology companies are seeing strong fundamentals as they help enable robust drug development and manufacturing in increasingly diverse therapeutic categories. Diagnostics companies are helping with coronavirus testing, developing more convenient routine medical tests, and expanding into new attractive categories such as early cancer screening. Medical device companies have been impacted from pandemic challenges but will likely see increased demand as patients resume elective procedures and the market starts to focus on very attractive pipelines, in our view. And importantly, the overall delivery of healthcare continues to evolve. The U.S., for example, is experiencing a decades-long transition toward a fee-for-value payment system from an historic fee-for-service approach. These encouraging signs across the various Healthcare subsectors, coupled with strong valuation support, leaves us with a positive outlook for the Healthcare sector in 2022.
In selecting equities for the Fund, we favor companies that develop innovative products designed to address important unmet medical needs. Over the long term, we believe that innovation, an aging population, and the globalization of demand for cutting-edge Western-style medicines are likely to continue to drive growth in the Healthcare sector.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Risks of focusing investments on the healthcare related sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes, potential product obsolescence, and liquidity risk. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets.
18

Hartford Healthcare HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

Composition by Subsector(1)
as of 12/31/2021
Subsector	Percentage of Net Assets
Equity Securities
Biotechnology	15.1%
Consumer Finance	0.1
Diversified Financial Services	0.3
Diversified Telecommunication Services	0.2
Health Care Equipment & Supplies	21.7
Health Care Providers & Services	21.6
Insurance	0.1
Life Sciences Tools & Services	11.9
Pharmaceuticals	27.5
Total	98.5%
Short-Term Investments	2.2
Other Assets & Liabilities	(0.7)
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These subsector classifications are used for financial reporting purposes.
19

Hartford International Opportunities HLS Fund
 Fund Overview
 December 31, 2021 (Unaudited)

Inception 07/02/1990 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.
Comparison of Change in Value of $10,000 Investment (12/31/2011 - 12/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2021
	1 Year	5 Years	10 Years
Class IA	7.82%	10.81%	9.24%
Class IB	7.57%	10.54%	8.97%
MSCI ACWI ex USA Index (Net)	7.82%	9.61%	7.28%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.75% and 1.00%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2021.
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

20

Hartford International Opportunities HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

Portfolio Managers
Nicolas M. Choumenkovitch
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Tara C. Stilwell, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of the Hartford International Opportunities HLS Fund returned 7.82% for the twelve-month period ended December 31, 2021, which was in line with its benchmark, the MSCI ACWI ex USA Index (Net), which returned 7.82% for the same period. For the same period, the Class IA shares of the Fund underperformed the 8.50% average return of the Lipper International Large-Cap Growth Fund peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
For the one-year period ended December 31, 2021, international equities rose 7.82% as measured by the MSCI ACWI ex USA Index (Net). In the first quarter of 2021, international equities rose as markets continued to advance amid a favorable outlook for global economic growth and substantial support from governments and central banks. Despite a broadening rollout of vaccines, global coronavirus trends remained volatile, with Europe experiencing a sharp rise in coronavirus infections. The European Parliament approved the Recovery and Resilience Facility, which will provide €672.5 billion (US$758.6 billion) in grants and loans to help European Union (EU) countries to alleviate the social and economic effects of the pandemic.
International equities rose in the second quarter of 2021. A combination of surging commodity prices, pent-up demand, global supply-chain disruptions, and stimulus-powered economic growth continued to drive inflation expectations higher, prompting some central banks to raise interest rates or consider tighter monetary policy. The global decline in coronavirus cases since mid-April 2021 came to a halt, with the rapid spread of the highly infectious Delta variant disrupting plans to lift lockdowns in many countries and reopen economies. The United States (U.S.) secured the backing of 130 countries for a global minimum tax (GMT) of at least 15% on corporations as part of a broader agreement to overhaul international tax rules.
In the third quarter of 2021, international equities fell as markets contended with pandemic uncertainty, the imminent prospect of reduced quantitative easing and policy tightening, and persistent supply-chain dislocations that amplified the risk of more sustained inflation. In Asia, the spread of the Delta variant of the coronavirus shuttered factories and snarled traffic at several major ports, exacerbating supply-chain disruptions. Mounting inflation forced many emerging-markets countries to raise interest rates. China’s regulatory crackdown on private education businesses and companies that handle large quantities of data pummeled the shares of Chinese technology stocks. A debt crisis at one of China’s largest property developers destabilized financial markets and fueled concerns about lasting damage to China’s credit conditions.
International equities advanced in the fourth quarter of 2021, as risk sentiment was bolstered by strong corporate earnings, a continuance of accommodative financial conditions, and robust global equity inflows. Equity volatility spiked sharply as the Omicron variant of the coronavirus proliferated across the globe, although the variant’s impact on financial markets was tempered by evidence that it posed less-severe health consequences than previous variants. In response to persistent inflation pressures, many central bank policymakers in developed markets began unwinding their stimulus measures and setting a course for higher interest rates. The Bank of England was the first major central bank to increase its policy rate. The People’s Bank of China expanded its support for the nation’s slowing economy, cutting the reserve requirement ratio for banks by 50 basis points (bps) and lowering the one-year loan prime rate to 3.8%.
During the period, U.S. equities outperformed non-U.S. equities, as measured by the S&P 500 Index and the MSCI ACWI ex USA Index (Net), respectively, and developed-market equities outperformed their emerging-market counterparts, as measured by the MSCI World and MSCI Emerging Markets Indexes, respectively. Within the MSCI ACWI ex USA Index (Net), eight of the eleven sectors posted positive returns during the period; the Energy (27%), Financials (17%), and Information Technology (15%) sectors posted the largest gains.
Security selection was mixed over the period, and contributors and detractors roughly netted each other out at the portfolio level. Weak security selection in the Financials, Information Technology, and Healthcare sectors detracted from the Fund’s performance relative to the MSCI ACWI ex USA Index (Net), while stronger selection in the Real Estate, Materials, and Consumer Staples sectors contributed positively. Sector allocation, a result of our bottom-up security selection process, contributed positively to relative performance during the period. The Fund’s underweights to the Communication Services and Consumer Discretionary sectors as well as an overweight to the Information Technology sector benefited results, while underweights to the Financials and Healthcare sectors detracted from performance. On a regional basis, security selection was weakest within Emerging Markets and the United Kingdom.

21

Hartford International Opportunities HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

Top detractors from the Fund’s performance relative to the MSCI ACWI ex USA Index (Net) during the period included StoneCo (Information Technology), Koninklijke Phillips (Healthcare), and Worldline (Information Technology). Shares of StoneCo, a Brazilian fintech company, ended the period lower. StoneCo reported a third-quarter earnings miss, as the company reported a $230 million net loss due to a write-down on its investment in Banco Inter. We eliminated the Fund’s small position in StoneCo during the period, as we lost some confidence in management as they moved into lending businesses in this challenging economic environment. Shares of Koninklijke Philips, an electronics and medical device manufacturer, declined during the period after the U.S. Food and Drug Administration (FDA) expressed concern about a polyester-based polyurethane foam in the company’s ventilator which had been recalled in June 2021. The FDA inspection report also raised questions of when the company first knew about the problems. We continued to hold the stock within the Fund at the end of the period as we believe the fundamental impact of the recalls is limited and, after connecting with the company and our internal Environmental, Social, and Governance (ESG) Team analyst, we do not believe there are deeper structural issues at play. Worldline is a French digital payments and transactional services company. Shares fell sharply in October 2021 after third-quarter results missed consensus expectations amid lackluster organic revenue growth. Additionally, investors were disappointed by management’s growth and margin outlook. We have less conviction in the valuation opportunity and growth outlook going forward. As a result, we eliminated the Fund’s position and have invested in opportunities that we believe offer more compelling risk/reward.
Suncor Energy (Energy), Constellation Software (Information Technology), and Hermes (Consumer Discretionary) were among the top contributors to performance relative to the MSCI ACWI ex USA Index (Net) during the period. Suncor Energy is a Canadian energy company. The company’s share price was strengthened by rising oil prices during the period. Demand surged as coronavirus restrictions eased while supplies remained relatively constrained. Suncor Energy also reported strong earnings coming out of the pandemic, doubling its dividend which had been cut in 2020. We eliminated the position within the Fund during the period due to positive performance and rotated capital into other energy exposure that is more directly geared to oil supply/demand imbalance. Shares of Constellation Software rose during the period. The diversified software company announced a number of acquisitions, including Fair Isaac Corporation’s Collection and Recovery Business, online recruitment solutions firm Jobillico, and modular billing subscription provider Kansys. We trimmed the Fund’s position on strength later in the period and continued to own the stock at the end of the period, as we like the strong acquisitive business model, and that management has executed on their vision well. Shares of Hermes increased during the period due to positive earnings and heightened sales growth. In addition, the French luxury designer demonstrated strong control over its supply chain, and was not as affected by the global supply chain disruptions. We trimmed the stock on strength during the period and continued to hold the position in the Fund at the end of the period as we like the company’s strong brand and design prowess.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we have seen continued volatility driven by inflation and interest rate concerns, slowing growth and the regulatory cycle in China, and a non-linear and uneven economic recovery as regions experience resurgences in coronavirus infections and face new variants. As the world adjusts to this new normal of rolling bouts of volatility across regions, industries, and end markets, we remain focused on seeking to identify compelling bottom-up opportunities where future returns on capital are mispriced.
Amid recent drastic stock price moves, we remain focused on maintaining a balanced portfolio as markets remain very macro-driven given the wide range of global economic outcomes. As of the end of the period, we are looking for companies with a competitive advantage that are well positioned to endure what we believe may be a more challenging macroeconomic environment in the coming quarters. We are also mindful of some holdings with extended valuations, particularly for companies with limited cash generation, given our expectation that many central banks are likely to reduce stimulus and raise interest rates.
We are monitoring the Omicron variant of the coronavirus and are mindful of its potential impact on global economic activity, central bank actions, and supply-chain bottlenecks, which are beginning to show slight signs of easing but are still creating challenges across value chains. We are also paying attention to the impact of China on the broader global economy and demand. We expect volatility may increase in 2022 amid the complex backdrop of an uneven global recovery where countries are at different phases of their economic cycles. We aim to take advantage of volatility and market dislocations where appropriate, seeking to invest in companies across sectors and geographies that we believe have an underappreciated ability to improve or sustain returns on capital.
At the end of the period, the Fund’s largest overweights were in the Information Technology and Consumer Discretionary sectors relative to the MSCI ACWI ex USA Index (Net). The Fund’s largest underweights were to the Consumer Staples and Communication Services sectors. From a regional perspective, the Fund’s largest overweight was Developed Europe and the Middle East ex United Kingdom, and the Fund was most underweight to Emerging Markets.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Mid-cap securities can have greater risks and volatility than large-cap securities. • To the extent the Fund focuses on one or more sectors, geographic regions or countries, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
22

Hartford International Opportunities HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

• Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended. • The Fund may have high portfolio turnover, which could increase its transaction costs.
Composition by Sector(1)
as of 12/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	4.4%
Consumer Discretionary	13.3
Consumer Staples	6.2
Energy	5.3
Financials	17.9
Health Care	9.4
Industrials	12.1
Information Technology	15.0
Materials	7.8
Real Estate	3.0
Utilities	2.8
Total	97.2%
Short-Term Investments	1.7
Other Assets & Liabilities	1.1
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
23

Hartford MidCap HLS Fund
 Fund Overview
 December 31, 2021 (Unaudited)

Inception 07/14/1997 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.
Comparison of Change in Value of $10,000 Investment (12/31/2011 - 12/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2021
	1 Year	5 Years	10 Years
Class IA	9.91%	16.05%	16.11%
Class IB	9.62%	15.76%	15.82%
S&P MidCap 400 Index	24.76%	13.09%	14.20%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.70% and 0.95%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2021.
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

24

Hartford MidCap HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

Portfolio Managers
Philip W. Ruedi, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Mark A. Whitaker, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of Hartford MidCap HLS Fund returned 9.91% for the twelve-month period ended December 31, 2021, underperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 24.76% for the same period. For the same period, the Class IA shares of the Fund underperformed the 13.05% average return of the Morningstar Mid-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended December 31, 2021. In the first half of 2021, U.S. equities gained amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply during the second quarter of 2021, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. The U.S. Federal Reserve (Fed) maintained its view that elevated price pressures may prove transitory, but the Fed rattled markets by considerably raising its inflation forecast for 2021 and signaling the potential for interest-rate increases in the near term. This shift in expectations triggered a rotation from value and cyclically sensitive equities to growth equities. U.S. equities continued to climb in the third quarter of 2021 against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services, while risk sentiment was pressured by anxiety about rising inflation, imminent policy normalization, slight economic growth, and uncertainty about fiscal stimulus and the federal debt ceiling. Growth equities outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September 2021, triggering a powerful rotation into value equities. Coronavirus cases fell sharply in September 2021, although the proliferation of the Delta variant of the coronavirus in July and August 2021 weighed on consumer confidence and dampened reopening momentum. The Fed trimmed its 2021 gross domestic product (GDP) growth forecast to 5.9% from 7%, and signaled it would look to taper asset purchases later in the year if economic conditions held steady.
Returns during the period varied by market capitalization. Small-cap equities, as measured by the Russell 2000 Index, underperformed mid-cap and large-cap equities, as measured by the S&P MidCap 400 Index and S&P 500 Index, respectively. Ten of the eleven sectors within the S&P MidCap 400 Index posted positive returns, with the
Energy (67%), Real Estate (36%), and Financials (33%) sectors leading the way. Conversely, the Communication Services (-4%), Consumer Staples (11%), and Healthcare (12%) sectors were the worst performers during the period.
Both security selection and sector allocation detracted from the Fund’s performance relative to the S&P MidCap 400 Index. Security selection was driven by weak selection in the Healthcare, Industrials, and Communication Services sectors. This was partially offset by stronger selection in the Information Technology, Consumer Discretionary, and Utilities sectors. Sector allocation, as a result of our bottom-up security selection process, detracted from relative returns over the period, driven by the Fund’s overweights to the Information Technology and Healthcare sectors, while underweights to the Consumer Staples and Utilities sectors partially offset results.
Top detractors from relative performance during the period included Allakos (Healthcare), ChemoCentryx (Healthcare), and Reata Pharmaceuticals (Healthcare). Shares of Allakos declined sharply at the end of the period after the company reported disappointing results from phase 3 and phase 2/3 studies of pipeline drug Lirentelimab for the treatment of eosinophilic gastrointestinal diseases. We eliminated the Fund’s position in Allakos during the period. ChemoCentryx shares fell sharply after a Food and Drug Administration (FDA) panel had a surprising split vote on the question of whether the risk-benefit profile of avacopan supports approval due to efficacy concerns. We eliminated the Fund’s position in ChemoCentryx during the period. Shares of Reata Pharmaceuticals fell at the end of the period after an FDA panel voted unanimously that the benefits of the company’s kidney disease drug, bardoxolone, do not outweigh the risks. The Fund continued to hold a position as of the end of the period.
Top contributors to relative performance during the period included Credit Acceptance (Financials), Teradata (Information Technology), and Coherent (Information Technology). Shares of Credit Acceptance climbed higher over the period after the subprime auto lender reported consolidated net income of $288.6 million for the second quarter of 2021, compared to $94.6 million for the same period in 2020. The Fund continued to hold a position as of the end of the period. Shares of Teradata, a database and analytics software company, rose over the period. The company reported strong earnings during 2021, including beating revenue expectations during the second quarter of 2021. The company stated that it expects total annual recurring revenue for fiscal-year 2021 to grow at a mid-to-high-single-digit percentage year-over-year. The Fund continued to hold a position as of the end of the period. Shares of Coherent advanced during the period after receiving multiple acquisition offers. The laser equipment

25

Hartford MidCap HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

maker accepted a bid from II-VI (also held in the Fund) during the period that will exchange each Coherent share for $220 in cash and 0.91 shares of II-VI. We eliminated the Fund’s position in Coherent during the period.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe the outlook for mid-cap equities remains positive, with signs of continued strength in consumer spending. In our view, high savings accumulated during the economic shutdown are likely to be deployed into services with pent-up demand. We are balancing this optimistic outlook with signs of persistent inflation and supply-chain disruption. Additionally, valuations in our Fundamentals, Valuation, Expectations (F/V/E) framework continue to look expensive in certain areas of the market, particularly the software as a service (SaaS) and medical technology industries.
Within the Fund, we own a number of companies, specifically in the electrical equipment industry, that have experienced some level of supply chain disruption. Despite this, we believe the demand backdrop is strong and there is a large capital spending cycle coming in 3D sensing, 5G, data communications, facial recognition, and semiconductors.
The biopharma industry group has continued to experience challenges as of the end of the period, driven in part by FDA delays and a number of security specific disappointments. Given this backdrop, as of the end of the period, we have begun selling shares of companies that we believe have binary outcomes and investing in companies that have approved drugs already on the market. Other new areas we have invested in as of the end of the period include a leading e-commerce supplier of pet products, a high-quality trucking and logistics company, and a locomotive and after-market parts company with dominant market share.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended.
Composition by Sector(1)
as of 12/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	3.0%
Consumer Discretionary	12.2
Consumer Staples	1.0
Energy	0.1
Financials	12.4
Health Care	17.6
Industrials	16.8
Information Technology	26.5
Materials	3.1
Real Estate	4.7
Utilities	2.6
Total	100.0%
Short-Term Investments	0.6
Other Assets & Liabilities	(0.6)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
26

Hartford Small Cap Growth HLS Fund
 Fund Overview
 December 31, 2021 (Unaudited)

Inception 05/02/1994 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (12/31/2011 - 12/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2021
	1 Year	5 Years	10 Years
Class IA	4.02%	14.81%	14.91%
Class IB	3.76%	14.53%	14.62%
Russell 2000 Growth Index	2.83%	14.53%	14.14%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.67% and 0.92%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2021.
The Fund is closed to new investors, subject to certain exceptions. For more information, please see the Fund’s statutory prospectus.

27

Hartford Small Cap Growth HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

Portfolio Managers
Mammen Chally, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
David A. Siegle, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP
Douglas W. McLane, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of Hartford Small Cap Growth HLS Fund returned 4.02% for the twelve-month period ended December 31, 2021, outperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 2.83% for the same period. For the same period, the Class IA shares of the Fund underperformed the 11.32% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended December 31, 2021. In the first quarter of 2021, U.S. equities rallied, bolstered by an accelerating coronavirus vaccine rollout, substantial support from fiscal and monetary policy, and upbeat forecasts for economic growth and earnings. Expectations for a strong rebound in the U.S. economy sparked inflationary fears, contributing to a pro-cyclical rotation. The U.S. Democratic Party secured slim majorities in both houses of Congress after winning control of the Senate, bolstering U.S. President Biden’s prospects of advancing his legislative agenda.
In the second quarter of 2021, U.S. equities rallied amid a backdrop of improving coronavirus vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply during the quarter, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher.
During the third quarter of 2021, U.S. equities rose against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services. Growth equities outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September 2021, triggering a powerful rotation into value equities.
U.S. equity markets surged in the fourth quarter of 2021, registering their seventh consecutive quarterly gain. Risk sentiment was bolstered by robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions.
The rapid spread of the Omicron variant of the coronavirus led to the largest increase in U.S. coronavirus cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, which resulted in the U.S. Federal Reserve (Fed) coming under heightened scrutiny amid anxiety about a potential policy mistake. In November, inflation accelerated to its highest level since 1982, as the Consumer Price Index rose 6.8% annually at the headline level and 4.9% at the core level. U.S. President Joe Biden signed into law a roughly $1 trillion infrastructure bill, but the fate of the Democrats' $1.75 trillion spending and climate change plan was uncertain as of the end of the period after U.S. Democratic Senator Joe Manchin withheld support for the current version of the plan due to concerns that it will exacerbate soaring inflation.
Returns varied by market capitalization during the period. Large-cap equities, as measured by the S&P 500 Index, outperformed mid-cap and small-cap equities during the period, as measured by the S&P MidCap 400 Index and the Russell 2000 Index, respectively. Nine of the eleven sectors in the Russell 2000 Growth Index had positive returns during the period, led by the Energy (+70%), Real Estate (+25%), and Utilities (+22%) sectors. Healthcare was the worst performing sector during the period, down 21% during the period.
Sector allocation, which is a residual of our bottom-up security selection process, was the primary contributor to the Fund’s outperformance relative to the Russell 2000 Growth Index. This was driven by the Fund’s underweight to the Healthcare sector, and overweights to the Industrials and Real Estate sectors. The Fund’s underweights in the Energy and Materials sectors, and an overweight position in the Financials sector detracted from relative performance. Security selection for the Fund also contributed positively to relative performance. During the period, selection was strongest within the Information Technology, Industrials, and Real Estate sectors, while selection was weakest in the Healthcare, Communication Services, and Consumer Staples sectors.
The top contributors to the Fund’s relative outperformance of the Russell 2000 Growth Index during the period were overweight positions in Perficient (Information Technology), Synaptics (Information Technology), and Triumph Bancorp (Financials). The

28

Hartford Small Cap Growth HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

share price of Perficient, a digital consultancy firm, rose during the period after posting strong results at the end of July 2021. Revenue grew 26% to $184.1 million, beating consensus estimates, with non-GAAP earnings per share of $0.84 also coming in higher than estimates. Third-quarter 2021 results presented in October of the same year also showed strong year-over-year growth. The share price of Synaptics, a human interface solutions provider, rose during the period after the company reported results in November 2021 that beat consensus estimates. Demand continued to be far in excess of supply, with a backlog of purchase orders that constituted over 90% of fiscal 2022 estimated revenues. Synaptics also completed its previously announced acquisition of DSP Group in December 2021. Shares of Triumph Bancorp rose during the period after the company’s subsidiary, TriumphPay, announced it had entered into a definitive agreement to acquire HubTran, a cloud-based provider of automation software for the transportation industry's back-office. The firm also reported results in October 2021 that grew year-over-year on net interest income and net interest margin.
The top relative detractors from the Fund’s performance relative to the Russell 2000 Growth Index during the period were overweight positions in Cardlytics (Communication Services), GAN (Consumer Discretionary), and Hydrofarm Holdings (Industrials). The share price of Cardlytics, a marketing and purchase intelligence platform, fell during the period after the company reported its earnings results in August 2021. Revenue came in below consensus estimates and platform billings were also below guidance, due to labor shortages and supply chain challenges over the period. Management updated full-year guidance during third-quarter 2021 results that showed solid year-over-year growth. During the period, the Fund initiated a position in GAN, an enterprise solutions provider for online casino gaming. The share price of GAN fell during the period on the back of earnings reported in November 2021 that saw revenue decrease 7% quarter-over-quarter. During the period, the Fund also initiated a position in Hydrofarm Holdings, a producer of agriculture equipment and supplies. The share price of Hydrofarm Holdings fell during the period as the firm reported results in November 2021 and reaffirmed their full-year 2021 outlook. Investors reacted negatively to revenue falling 7% quarter-over-quarter.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, it appeared that negotiations on the large spending bill have resumed, and the U.S. Congress has extended the debt ceiling. Our expectation remains that the total package, which includes the bipartisan bill signed into law, will support growth in 2022.
Consistent with the last several months, we believe inflation expectations are a major concern, as companies struggle to offset costs with pricing and are seeing margin compression. The Fed has subtly changed its view on tightening monetary conditions over the last few months, and we continue to monitor these developments closely. Labor force participation rates are expected to continue increasing as stimulus effects wane, limiting the risk of runaway inflation. Additionally, we are encouraged thus far by the lower mortality rate in the face of the Omicron variant of the coronavirus. As confidence returns, we expect inflation will persist into 2022.
Outside of that, we believe little has changed from an outlook perspective as of the end of the period. We believe geopolitical risks remain, the partisan divide within the U.S. is extreme, and the recovery in markets affected by the coronavirus pandemic remains uneven due to the uptake of vaccines and restrictions on travel. Still, we are encouraged that demand remains strong and supply chain disruptions are slowly getting resolved. Ultimately, as we start 2022, we view any potential increase in volatility as an opportunity to potentially identify attractive equities with our approach, which is driven by stock selection.
We continue to focus on the long term. While we did make some changes in the Fund during the period, we continued to be incremental and mindful of the impact of volatility at the close of the period.
At the end of the period, the Fund’s largest overweights relative to the Russell 2000 Growth Index were to the Industrials, Real Estate, and Information Technology sectors, while the largest underweights were to the Energy, Healthcare, and Materials sectors.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 12/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.4%
Consumer Discretionary	14.5
Consumer Staples	4.2
Energy	0.5
Financials	4.9
Health Care	23.9
Industrials	17.2
Information Technology	24.3
Materials	2.4
Real Estate	4.9
Total	99.2%
Short-Term Investments	1.0
Other Assets & Liabilities	(0.2)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
29

Hartford Small Company HLS Fund
 Fund Overview
 December 31, 2021 (Unaudited)

Inception 08/09/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.
Comparison of Change in Value of $10,000 Investment (12/31/2011 - 12/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2021
	1 Year	5 Years	10 Years
Class IA	1.56%	21.23%	15.93%
Class IB	1.30%	20.92%	15.64%
Russell 2000 Growth Index	2.83%	14.53%	14.14%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.81% and 1.06%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2021.
The Fund is closed to new investors, subject to certain exceptions. For more information, please see the Fund’s statutory prospectus.

30

Hartford Small Company HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

Portfolio Managers*
Steven C. Angeli, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
John V. Schneider, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP
Ranjit Ramachandran, CFA
Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
*	The Fund supplemented its prospectus on 1/12/2022, which reflected that effective February 28, 2023, Steven C. Angeli, CFA will no longer serve as a portfolio manager to the Fund as he will be assuming a new role at Wellington Management Company LLP. Mr. Angeli’s portfolio management responsibilities will transition to Ranjit Ramachandran.

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of Hartford Small Company HLS Fund returned 1.56% for the twelve-month period ended December 31, 2021, underperforming the Fund’s benchmark, the Russell 2000 Growth Index which returned 2.83% for the same period. For the same period, the Class IA shares of the Fund also underperformed the 11.32% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, advanced over the trailing twelve-month period ended December 31, 2021, amid the accelerating global rollout of COVID-19 vaccines, favorable outlook for global economic growth, fiscal and monetary stimulus, and strong corporate earnings. However, markets also contended with volatile COVID-19 trends, fluctuating economic growth projections, and the potential prospect of reduced quantitative easing and policy tightening. Over the same period, inflation surged upwards amidst severe supply and labor shortages, rising energy prices, and heightened demand for goods and services. Market participants feared that inflation could persist for longer than expected, which prompted the Federal Reserve (Fed) to announce an accelerated reduction of its asset purchases. Towards the end of 2021, the Fed also projected three interest rate increases in 2022, up from its September forecast of one increase. U.S. President Joe Biden signed into law a roughly U.S. $1 trillion infrastructure bill in November 2021, but the fate of the Democrats' U.S. $1.75 trillion spending and climate change plan remained uncertain at the end of the period after U.S. Democratic Senator Joe Manchin withheld his support due to concerns that it may exacerbate soaring inflation. The rapid spread of the Omicron COVID-19 variant prompted a flurry of new restrictions and event cancellations to end the 2021 calendar year.
Returns during the period varied by market-capitalization. Small-cap equities, as measured by the Russell 2000 Index, underperformed mid-cap and large-cap equities during the period, as measured by the S&P MidCap 400 Index and S&P 500 Index, respectively. Nine of the eleven sectors within the Russell 2000 Growth Index posted positive returns during the period, with the Energy (+70%), Real Estate (+25%), and Utilities (+22%) sectors leading the way. The only two negative performing sectors during the period were Healthcare (-21%) and Communication Services (-12%).
Stock selection was the main driver of the Fund’s underperformance relative to the Russell 2000 Growth Index, primarily due to selection within the Healthcare, Financials, and Communication Services sectors. This was partially offset by stronger selection in the Information Technology (IT), Industrials, and Energy sectors, which contributed positively to relative performance. Sector allocation, which is the result of bottom-up stock selection, contributed positively to relative returns, primarily due to overweight allocations in the Consumer Discretionary and Information Technology sectors as well as an underweight in the Healthcare sector. This was partially offset by an underweight allocation to the Consumer Staples and Materials sectors, which detracted from performance.
Top detractors from relative performance during the period included TPG Pace Beneficial (Financials), Chegg (Consumer Discretionary), and Kaltura (Information Technology). The share price of special purpose acquisition company (SPAC), TPG Pace Beneficial, fell over the period amid investigations into possible breaches of fiduciary duty and other violations of law by the board of directors in connection with the company’s proposed merger with EVBox. We eliminated the Fund’s position during the period. Chegg is an online education platform that offers students tools and resources to help with their studies. The company reported weak results during the period, sending the stock down on much lower-than-expected guidance as management highlighted weak enrollment trends and subscriber growth with limited visibility into when this would turn around. We eliminated the Fund’s position during the period to fund other opportunities. The share price of Kaltura fell after the video cloud platform reported a disappointing third quarter 2021 net loss and provided fourth quarter 2021 guidance below market consensus. Revenue was up 40% year-over-year yet decelerated from the 45% growth seen in the second quarter of 2021. We exited the position during the period to fund other opportunities.

31

Hartford Small Company HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

Top contributors to relative performance during the period included Perficient (Information Technology), Synaptics (Information Technology), and Skyline Champion (Consumer Discretionary). The share price of Perficient, a digital consultancy firm, accelerated higher after announcing strong second-quarter results at the end of July 2021. Revenue and earnings topped estimates and management raised its future outlook. The share price of Synaptics, a human interface solutions provider, rose during the period after the company reported results in November 2021 that beat consensus estimates. Demand continued to be far in excess of supply, with a backlog of purchase orders that constituted over 90% of fiscal 2022 estimated revenues. Synaptics also completed its previously announced acquisition of DSP Group in December 2021. The share price of Skyline Champion increased during the period after the company reported second-quarter 2021 earnings that exceeded expectations, with net sales rising roughly 63% year-over-year. The U.S.-based homebuilder experienced an increase in an already strong backlog over the period, as it remains focused on increasing production amidst the rising supply chain challenges.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
Earlier in the calendar year 2021, we focused more on positioning the Fund into what we perceived as re-emerging opportunities, given the reopening of the economy. Many of these opportunities were in the Industrials, Financials, and Consumer Discretionary sectors. As we progressed through 2021, we trimmed back the Fund’s exposures in some of these sectors as we believed the risk/reward profile looked less favorable in our up/down framework. Most notably, we reduced the Fund’s exposures in the Financials and Consumer Discretionary sectors and used the sales proceeds to add positions to the Fund within certain areas of the Information Technology and Industrials sectors. As of the end of the period, we are seeking to maintain a good degree of balance, and not be overly reliant on any one scenario to play out.
As of the end of the period, the Fund’s largest overweights were to the Information Technology, Industrials, and Communication Services sectors, while the Fund’s largest underweights were to the Consumer Staples, Materials and Financials sectors, relative to the Russell 2000 Growth Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • The Fund may have high portfolio turnover, which could increase its transaction costs.
Composition by Sector(1)
as of 12/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	4.1%
Consumer Discretionary	15.1
Energy	2.2
Financials	4.0
Health Care	23.9
Industrials	17.0
Information Technology	27.5
Materials	1.0
Real Estate	3.5
Total	98.3%
Short-Term Investments	1.9
Other Assets & Liabilities	(0.2)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
32

Hartford Stock HLS Fund
 Fund Overview
 December 31, 2021 (Unaudited)

Inception 08/31/1977 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.
Comparison of Change in Value of $10,000 Investment (12/31/2011 - 12/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2021
	1 Year	5 Years	10 Years
Class IA	24.98%	17.08%	15.12%
Class IB	24.67%	16.78%	14.83%
Russell 1000 Index	26.46%	18.43%	16.54%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.52% and 0.77%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2021.
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

33

Hartford Stock HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

Portfolio Managers
Donald J. Kilbride
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Peter C. Fisher
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of Hartford Stock HLS Fund returned 24.98% for the twelve-month period ended December 31, 2021, underperforming the Fund’s benchmark, the Russell 1000 Index, which returned 26.46% for the same period. For the same period, the Class IA shares of the Fund also underperformed the 26.49% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (US) equities, as measured by the S&P 500 Index, advanced over the trailing twelve-month period ended December 31, 2021, amid the accelerating global rollout of coronavirus vaccines, favorable outlook for global economic growth, fiscal and monetary stimulus, and strong corporate earnings. However, markets also contended with volatile COVID-19 trends, fluctuating economic growth projections, and the potential prospect of reduced quantitative easing and policy tightening. Over the same period, inflation surged upwards amidst severe supply and labor shortages, rising energy prices, and heightened demand for goods and services. Market participants feared that inflation could persist for longer than expected, which prompted the Federal Reserve (Fed) to announce an accelerated reduction of its asset purchases. Towards the end of 2021, the Fed also projected three interest rate increases in 2022, up from its September forecast of one increase. U.S. President Joe Biden signed into law a roughly U.S. $1 trillion infrastructure bill in November 2021, but the fate of the Democrats' U.S. $1.75 trillion spending and climate change plan remained uncertain at the end of the period after U.S. Democratic Senator Joe Manchin withheld his support due to concerns that it may exacerbate soaring inflation. The rapid spread of the Omicron COVID-19 variant prompted a flurry of new restrictions and event cancellations to end the 2021 calendar year.
Returns varied by market capitalization during the period, as small-cap equities, as measured by the Russell 2000 Index, underperformed both large- and mid-cap equities during the period, as measured by the S&P 500 Index and S&P MidCap 400 Index, respectively. During the twelve-month period, all eleven sectors within the Russell 1000 Index rose, led by the Energy (+55.84%), Real Estate (+41.96%), and Financials (+35.40%) sectors. Conversely, the Utilities (+17.54%), Consumer Staples (+17.86%), and Communication Services (+18.27%) sectors lagged over the same period.
The Fund’s underperformance versus the Russell 1000 Index was primarily driven by sector allocation, a residual of the bottom-up stock selection process, due primarily to the Fund’s overweight exposures to the Industrials and Consumer Staples sectors, as well as an underweight exposure to the Information Technology sector. This underperformance was partially offset by an underweight exposure to the Communication Services sector and a lack of exposure to the Utilities sector in the Fund. Security selection, on the other hand, contributed positively to relative results. Strong selection in the Consumer Discretionary, Consumer Staples, and Information Technology sectors was partially offset by weaker selection in the Healthcare, Communication Services, and Materials sectors during the period.
Not holding Alphabet (Communication Services) and NVIDIA (Information Technology) in the Fund (each a constituent of the Russell 1000 Index), along with the Fund’s positions in Medtronic (Healthcare) and Honeywell (Industrials) were among the top relative detractors during the period. The headquarters of Medtronic’s Diabetes business received a warning letter from the U.S. Food and Drug Administration (FDA) during the period which prompted the company to revise guidance downward for its Diabetes segment. Honeywell faced challenges from supply chain issues and rising inflation over the same period. Concerns over the new COVID-19 variant Omicron weighed negatively on the company’s exposure to aerospace, with airlines being one of the worst performing sectors during the pandemic.
Top contributors to the Fund’s performance relative to the Russell 1000 Index during the period included not holding benchmark constituent Amazon.com (Consumer Discretionary), along with the Fund’s positions in Accenture (Information Technology) and Public Storage (Real Estate). The share price of Accenture rose during the period. The IT consulting firm reported first-quarter 2022 results that beat consensus estimates as more clients sought its cloud and security services due to a shift to hybrid working models. In addition, management raised its revenue and earnings per share (EPS) guidance for fiscal-year 2022. The share price of Public Storages ended the period higher. The self-storage real estate investment trust (REIT) reported third-quarter 2021 results and boosted its core funds from operations per share forecast for the full year. In addition, the REIT purchased All Storage's 56 properties which suggests that self-storage demand remains strong and rental rates may continue to rise into 2022.

34

Hartford Stock HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period and looking forward into 2022, we expect to see heightened investor concern over higher inflation and interest rates. In our opinion, equity markets have long been driven higher by a narrow list of technology companies, high investor risk tolerance, strong retail support, and persistent growth expectations. As of the end of the period, we believe growth expectations among investors are fading due to higher inflation and interest rate concerns. As of the end of the period, we believe value equities overall appear to be the best positioned to perform well into 2022.
As of the end of the period, we maintained overweight positions in the Fund in the Industrials and Consumer Staples sectors and underweight positions in the Communication Services and Information Technology sectors relative to the Russell 1000 Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments.
Composition by Sector(1)
as of 12/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.9%
Consumer Discretionary	11.7
Consumer Staples	17.0
Financials	8.7
Health Care	20.0
Industrials	19.8
Information Technology	12.1
Materials	5.4
Real Estate	3.0
Total	99.6%
Short-Term Investments	0.8
Other Assets & Liabilities	(0.4)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
35

Hartford Total Return Bond HLS Fund
 Fund Overview
 December 31, 2021 (Unaudited)

Inception 08/31/1977 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.
Comparison of Change in Value of $10,000 Investment (12/31/2011 - 12/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2021
	1 Year	5 Years	10 Years
Class IA	-0.95%	4.51%	3.82%
Class IB	-1.18%	4.24%	3.56%
Bloomberg US Aggregate Bond Index	-1.54%	3.57%	2.90%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Performance information prior to 03/05/2012 represents performance of the Fund’s previous sub-adviser, Hartford Investment Management Company (“HIMCO”). As of 03/05/2012, HIMCO no longer served as the sub-adviser to the Fund.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.51% and 0.76%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2021.
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

36

Hartford Total Return Bond HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

Portfolio Managers
Joseph F. Marvan, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Campe Goodman, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Robert D. Burn, CFA
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of Hartford Total Return Bond HLS Fund returned -0.95% for the twelve-month period ended December 31, 2021, outperforming the Fund’s benchmark, the Bloomberg US Aggregate Bond Index, which returned -1.54% for the same period. For the same period, the Class IA shares of the Fund also outperformed the -1.25% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Most global fixed income sectors generated positive returns during the year. Sovereign yields moved sharply higher across many developed markets as their growth outlook improved and major central banks laid the groundwork for the end of monetary accommodation and eventually began to reduce monetary stimulus at varying speeds during the period. Credit spreads had mixed results; most investment grade fixed income credit spreads were generally flat to modestly lower over the period while high yield spreads decreased more. Global gross domestic product (GDP) growth slowed but continued to expand across most countries by the end of the period.
Inflation figures rose to multi-decade highs across a number of countries in 2021, driven by strong demand and ongoing supply chain disruptions and labor shortages. Consumer confidence measures lowered during the period amid the spread of the Omicron COVID-19 variant, though uncertainty was tempered by the relatively low severity of infection over the same time period.
By the end of the period, Omicron concerns did not delay the withdrawal of global monetary accommodation, as most central banks remained focused on upside inflation risks. To this end, the European Central Bank (ECB) announced that its Asset Purchase Programme will only be raised to €40 billion (US$45.4 billion) per month when the pandemic emergency purchase programme (PEPP) ends. The Bank of Canada reiterated an expected increase in rates in the second or third quarters of 2022. Within Emerging Markets (EM), select central banks in Latin America and Central and Eastern Europe, the Middle East, and Africa continued to increase rates. The People’s Bank of China contrarily added accommodative policy by cutting the reserve ratio and the policy rate due to persistent weak growth, driven by the regulatory clampdown on sectors like Real Estate and Technology. The U.S. dollar strengthened versus most currencies over the period.
Absolute returns were negative for most investment-grade fixed income sectors over the period, as central banks scaled back accommodative policies implemented to address the coronavirus pandemic and communicated potential interest rate increases to combat rising inflation. High yielding fixed income sectors had positive absolute returns for the same period. On an excess return basis, the Emerging Markets Debt (EMD) and Mortgage-Backed Securities (MBS) sectors were among the worst performers, while most other fixed income sectors had positive excess returns for the period.
The Fund outperformed its benchmark, the Bloomberg US Aggregate Bond Index, over the period. The Fund’s out-of-benchmark allocations to bank loans and high yield securities, particularly in the Industrials sector, were the primary drivers of relative outperformance, as high yield spreads continued to grind lower for the period. The Fund’s positioning within investment-grade credit, particularly in the Industrials sector, also contributed positively to relative performance. Select exposure to EMD and developed non-U.S. Dollar securities also contributed favorably to relative performance over the period.
The Fund’s allocation to securitized sectors, particularly non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), had a positive impact on relative performance, benefiting from continued economic recovery. The Fund’s positioning within MBS detracted from relative performance over the period.
The Fund implemented tactical duration and yield curve positions during the period, which had a positive overall impact on relative performance. The Fund maintained exposure to Treasury Inflation-Protected Securities (TIPS), which also benefited relative performance during the period as breakeven inflation rates rose.
During the period, the Fund used Treasury futures and options to manage duration and yield curve positioning, which overall had a negative impact on performance. The Fund also used currency forwards and futures to implement foreign interest rate and currency positions. The Fund’s currency positions had a slightly negative impact on performance during the period. Credit default swap index (CDX)

37

Hartford Total Return Bond HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

positions were used during the period to manage credit exposure. High yield CDX positions had a neutral impact on performance during the period, while investment grade CDX positions were additive to overall relative results. The CDX Emerging Markets positioning in the Fund detracted from relative results over the period.
What is the outlook as of the end of the period?
As of the end of the period, we continued to position the Fund with a neutral risk posture overall as we have grown wary of some fixed income exposures, particularly certain higher-yielding credit sectors. However, as of the end of the period, we still believe some credit risk sectors could benefit from continued above-trend global growth, underpinned by healing labor markets and a more resilient public health backdrop. The Fund ended the period with an underweight position in investment grade credit due to tight valuations and better observed opportunities in other sectors in our view. The Fund continued to hold out-of-benchmark allocations to high yield and bank loans as of the end of the period as we expect high yield default rates to remain low and bank loans to benefit from higher policy rates. In addition, as of the end of the period, the Fund held exposure to various securitized sectors, including non-agency RMBS, high quality collateralized loan obligations (CLOs), and senior CMBS tranches with attractive collateral in our view, as they continued to benefit from strong consumer fundamentals. As of the end of the period, the Fund remained overweight to agency MBS and we are focusing on relative value opportunities and income. Finally, the Fund continued to hold select exposure to EMD that we perceive as having attractive valuations and fundamentals.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, event, and interest-rate risk. As interest rates rise, bond prices generally fall. • The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Investments in high-yield (“junk”) bonds involve greater risks of price volatility, illiquidity, and default than higher-rated debt securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Restricted securities may be more difficult to sell and price than other securities. • The Fund may have high portfolio turnover, which could increase its transaction costs.
Composition by Security Type(1)
as of 12/31/2021
Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0% *
Preferred Stocks	0.1
Warrants	0.0 *
Total	0.1%
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	22.2%
Corporate Bonds	29.2
Foreign Government Obligations	6.8
Municipal Bonds	1.4
Senior Floating Rate Interests	4.4
U.S. Government Agencies(2)	39.2
U.S. Government Securities	22.8
Total	126.0%
Short-Term Investments	0.7
Purchased Options	0.0 *
Other Assets & Liabilities	(26.8)
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of December 31, 2021.
38

Hartford Ultrashort Bond HLS Fund
 Fund Overview
 December 31, 2021 (Unaudited)

Inception 06/30/1980 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks total return and income consistent with preserving capital and maintaining liquidity.
Comparison of Change in Value of $10,000 Investment (10/21/2013 - 12/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2021
	1 Year	5 Years	Since Inception[1]
Class IA	-0.19%	1.32%	0.95%
Class IB	-0.46%	1.08%	0.70%
Bloomberg Short Treasury 9-12 Month Index	0.00%	1.43%	1.01%

[1]	On 10/21/2013, the Fund converted from a money market fund to an ultrashort bond fund. Since Inception returns are from conversion date (10/21/2013) to 12/31/2021.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Prior to 10/21/2013, the Fund was managed as a money market fund. Accordingly, performance of the Fund prior to 10/21/2013 is not shown. Past performance information for when the Fund was managed as a money market fund is available upon request by calling 1-888-843-7824.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.46% and 0.71%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2021.
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

39

Hartford Ultrashort Bond HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

Portfolio Manager
Timothy E. Smith
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of Hartford Ultrashort Bond HLS Fund returned -0.19% for the twelve-month period ended December 31, 2021, underperforming the Fund’s benchmark, the Bloomberg Short Treasury 9-12 Month Index, which returned 0.00% for the same period. For the same period, the Class IA shares of the Fund underperformed the 0.07% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds that invest primarily in investment grade issues with dollar-weighted average maturities of one to five years.
Why did the Fund perform this way?
Over the period, the United States (U.S.) Treasury yield curve flattened as short-term yields increased following a non-accommodative pivot by the U.S. Federal Reserve (Fed) as it laid the groundwork for policy normalization in response to sustained inflationary pressures. U.S. Senator Joe Manchin scaled back his support for U.S. President Joe Biden’s Build Back Better legislation partly due to rising inflation concerns.
Credit spreads tightened considerably during the first half of 2021 as COVID-19 vaccination rates increased, economic data improved, and fiscal stimulus continued to support the economy. However, spreads widened in the second half of 2021, driven by increasing inflation risk and concerns over the impact of new coronavirus variants on the economic recovery. U.S. labor market data fell shy of estimates late in the period, though likely due to seasonal adjustments and a low response rate to the survey in our opinion.
By the end of the period, the concerns surrounding the Omicron coronavirus variant did not delay the Fed’s plans to withdraw monetary accommodation, as the Fed accelerated the timeline for tapering its large-scale asset purchase program and projected three interest-rate increases in both 2022 and 2023. The U.S. dollar strengthened versus most currencies for the period.
The primary detractor from the Fund’s relative performance versus the Bloomberg Short Treasury 9-12 Month Index during the period was the Fund’s duration and yield-curve positioning. An overweight duration stance in the short-end (two-year and three-year) portion of the yield curve had a negative impact on relative returns as front-end yields rose during the period. An out-of-benchmark allocation to investment grade credit contributed positively to relative returns, particularly allocations to securities with issuers in the Financial and Industrial sectors. The Fund’s investment-grade credit exposures generated positive excess returns for the period. An allocation to asset backed securities (ABS) also benefited relative performance, as the ABS sector generated positive excess returns during the period.
During the period, derivatives were not used in a significant manner in the Fund and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, the Fund was positioned with a slight pro-cyclical risk posture, favoring the credit and securitized sectors. We expect growth to normalize in 2022. In our view, supply disruptions and labor shortages are weighing on the recovery in the near term but should wane throughout the year.
The Fed remains on track to conclude tapering its asset purchases by the end of March 2022, and to lift policy rates afterwards, in our opinion. We believe the timeframe for reducing the Fed’s balance sheet has been pulled forward as well. We believe the course of inflation will largely determine the Fed’s future pace and magnitude of removing monetary accommodation. We positioned the Fund slightly short duration as of the end of the period, based on our expectation that rates will move higher over the course of 2022, but not necessarily in a linear path.
We continued to position the Fund with out-of-benchmark allocations to investment grade corporates, ABS, and mortgage-backed securities (MBS) as of the end of the period. Within investment-grade corporates, we continued to favor U.S. banks as of the end of the period, as we believed their balance sheets were less risky due to improved capital ratios and regulation. We were positive towards ABS as of the end of the period given what we perceived to be strong consumer balance sheets and low delinquencies, which typically support ABS fundamentals. As of the end of the period, we remained focused on the traditional higher-quality ABS sectors, including auto, credit card, and equipment ABS deals.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The risks associated with mortgage-related and asset-backed securities include credit, interest-rate, prepayment, liquidity, default and extension risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Fixed income security risks include credit, liquidity, call, duration, event, and interest-rate risk. As interest rates rise, bond prices generally fall. • Restricted securities may be more difficult to sell and price than other securities. • Repurchase agreements may increase the Fund’s risk and volatility.

40

Hartford Ultrashort Bond HLS Fund
 Fund Overview – (continued)
 December 31, 2021 (Unaudited)

Composition by Security Type(1)
as of 12/31/2021
Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	33.1%
Corporate Bonds	31.9
Municipal Bonds	0.3
U.S. Government Agencies(2)	0.9
U.S. Government Securities	6.8
Total	73.0%
Short-Term Investments	27.0
Other Assets & Liabilities	0.0 *
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of December 31, 2021.
41

Hartford HLS Funds
Benchmark Glossary (Unaudited)

Bloomberg US Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes) is designed to measure the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
Bloomberg Short Treasury 9-12 Month Index (reflects no deduction for fees, expenses or taxes) includes aged U.S. Treasury bills, notes and bonds with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips.
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that cover the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
ICE BofA US 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes) is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.
MSCI ACWI (All Country World) ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries.
Russell 1000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index which is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalizations.
Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalization.
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
S& P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index designed to measure the performance of the mid-cap segment of the market. The index is composed of 400 constituent companies.
S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.
“Bloomberg®” and the above referenced Bloomberg index(es) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Hartford Funds Management Company, LLC ("HFMC"). The Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The only relationship of Bloomberg to HFMC is the licensing of certain trademarks, trade names and service marks and of the above referenced Bloomberg index(es), which is determined, composed and calculated by BISL without regard to HFMC or the Funds. Bloomberg has no obligation to take the needs of HFMC or the owners of the Funds into consideration in determining, composing or calculating the above referenced Bloomberg index(es). Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Funds' customers, in connection with the administration, marketing or trading of the Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY HFMC, OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR

42

Hartford HLS Funds
Benchmark Glossary (Unaudited) – (continued)

DAMAGES --WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE --ARISING IN CONNECTION WITH THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA OR VALUES RELATING THERETO --WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.
43

Hartford HLS Funds
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2021 through December 31, 2021. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class' annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses paid during the period July 1, 2021 through December 31, 2021	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses paid during the period July 1, 2021 through December 31, 2021	Annualized expense ratio
Hartford Balanced HLS Fund
Class IA	$ 1,000.00	$ 1,069.10	$ 3.29	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
Class IB	$ 1,000.00	$ 1,067.80	$ 4.59	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%
Hartford Capital Appreciation HLS Fund
Class IA	$ 1,000.00	$ 1,042.60	$ 3.45	$ 1,000.00	$ 1,021.83	$ 3.41	0.67%
Class IB	$ 1,000.00	$ 1,041.30	$ 4.73	$ 1,000.00	$ 1,020.57	$ 4.69	0.92%
Class IC	$ 1,000.00	$ 1,040.00	$ 6.02	$ 1,000.00	$ 1,019.31	$ 5.96	1.17%
Hartford Disciplined Equity HLS Fund
Class IA	$ 1,000.00	$ 1,098.60	$ 3.17	$ 1,000.00	$ 1,022.18	$ 3.06	0.60%
Class IB	$ 1,000.00	$ 1,097.60	$ 4.49	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
Class IC	$ 1,000.00	$ 1,096.20	$ 5.81	$ 1,000.00	$ 1,019.66	$ 5.60	1.10%
Hartford Dividend and Growth HLS Fund
Class IA	$ 1,000.00	$ 1,123.10	$ 3.53	$ 1,000.00	$ 1,021.88	$ 3.36	0.66%
Class IB	$ 1,000.00	$ 1,121.40	$ 4.87	$ 1,000.00	$ 1,020.62	$ 4.63	0.91%
Hartford Healthcare HLS Fund
Class IA	$ 1,000.00	$ 1,017.50	$ 4.73	$ 1,000.00	$ 1,020.52	$ 4.74	0.93%
Class IB	$ 1,000.00	$ 1,016.20	$ 6.00	$ 1,000.00	$ 1,019.26	$ 6.01	1.18%
Hartford International Opportunities HLS Fund
Class IA	$ 1,000.00	$ 1,018.40	$ 3.71	$ 1,000.00	$ 1,021.53	$ 3.72	0.73%
Class IB	$ 1,000.00	$ 1,016.80	$ 4.98	$ 1,000.00	$ 1,020.27	$ 4.99	0.98%
Hartford MidCap HLS Fund
Class IA	$ 1,000.00	$ 1,014.50	$ 3.55	$ 1,000.00	$ 1,021.68	$ 3.57	0.70%
Class IB	$ 1,000.00	$ 1,013.00	$ 4.82	$ 1,000.00	$ 1,020.42	$ 4.84	0.95%
44

Hartford HLS Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses paid during the period July 1, 2021 through December 31, 2021	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses paid during the period July 1, 2021 through December 31, 2021	Annualized expense ratio
Hartford Small Cap Growth HLS Fund
Class IA	$ 1,000.00	$ 989.60	$ 3.21	$ 1,000.00	$ 1,021.98	$ 3.26	0.64%
Class IB	$ 1,000.00	$ 988.50	$ 4.46	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Hartford Small Company HLS Fund
Class IA	$ 1,000.00	$ 970.00	$ 3.82	$ 1,000.00	$ 1,021.32	$ 3.92	0.77%
Class IB	$ 1,000.00	$ 968.70	$ 5.06	$ 1,000.00	$ 1,020.06	$ 5.19	1.02%
Hartford Stock HLS Fund
Class IA	$ 1,000.00	$ 1,122.20	$ 2.73	$ 1,000.00	$ 1,022.63	$ 2.60	0.51%
Class IB	$ 1,000.00	$ 1,120.70	$ 4.06	$ 1,000.00	$ 1,021.37	$ 3.87	0.76%
Hartford Total Return Bond HLS Fund
Class IA	$ 1,000.00	$ 1,001.40	$ 2.52	$ 1,000.00	$ 1,022.68	$ 2.55	0.50%
Class IB	$ 1,000.00	$ 999.90	$ 3.78	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
Hartford Ultrashort Bond HLS Fund
Class IA	$ 1,000.00	$ 998.10	$ 2.22	$ 1,000.00	$ 1,022.99	$ 2.24	0.44%
Class IB	$ 1,000.00	$ 996.40	$ 3.47	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
45

Hartford Balanced HLS Fund
Schedule of Investments
December 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.8%
	Asset-Backed - Automobile - 0.3%
$ 3,008,172	CFMT 2021-AL1 LLC 1.39%, 09/22/2031(1)	$ 3,000,855
1,810,000	Credit Acceptance Auto Loan Trust 1.24%, 10/15/2029(1)	1,810,125
545,000	Ford Credit Auto Lease Trust 0.78%, 09/15/2025	540,677
	Ford Credit Auto Owner Trust
275,000	1.61%, 10/17/2033(1)	271,414
260,000	1.91%, 10/17/2033(1)	258,548
		5,881,619
	Asset-Backed - Credit Card - 0.0%
575,000	Mercury Financial Credit Card Master Trust 1.54%, 03/20/2026(1)	574,477
	Asset-Backed - Finance & Insurance - 0.7%
530,000	Bain Capital Credit CLO Ltd. 1.35%, 07/24/2034(1)(2)(3)	529,698
310,000	Battalion CLO Ltd. 1.89%, 07/15/2034(1)(2)(3)	309,778
	Bayview Koitere Fund Trust
489,091	3.50%, 07/28/2057(1)(3)(4)	496,906
249,784	4.00%, 11/28/2053(1)(3)(4)	253,090
2,620,995	Madison Park Funding Ltd. 0.87%, 04/15/2029, 3 mo. USD LIBOR + 0.750%(1)(2)	2,621,058
	Magnetite Ltd.
2,637,710	0.92%, 01/15/2028, 3 mo. USD LIBOR + 0.800%(1)(2)	2,641,045
750,000	1.52%, 01/15/2034, 3 mo. USD LIBOR + 1.400%(1)(2)	749,998
1,615,000	1.66%, 11/15/2028, 3 mo. USD LIBOR + 1.500%(1)(2)	1,615,599
375,000	Shackleton CLO Ltd. 1.33%, 10/20/2034(1)(2)	375,000
450,000	Sound Point CLO Ltd. 1.78%, 10/25/2034(1)(2)	450,094
	Taco Bell Funding LLC
650,000	1.95%, 08/25/2051(1)	637,170
595,000	2.29%, 08/25/2051(1)	588,169
1,541,060	Treman Park CLO Ltd. 1.20%, 10/20/2028, 3 mo. USD LIBOR + 1.070%(1)(2)	1,540,379
500,000	Venture 34 CLO Ltd. 1.35%, 10/15/2031, 3 mo. USD LIBOR + 1.230%(1)(2)	499,713
1,500,000	Wellfleet CLO Ltd. 1.88%, 07/20/2032, 3 mo. USD LIBOR + 1.750%(1)(2)	1,499,095
		14,806,792
	Commercial Mortgage-Backed Securities - 0.5%
1,100,000	Arbor Multifamily Mortgage Securities Trust 2.57%, 10/15/2054(1)	1,132,149
255,000	BFLD Trust 2.16%, 11/15/2028, 1 mo. USD LIBOR + 2.050%(1)(2)	255,199
	BX Trust
3,315,000	0.62%, 10/15/2023(1)(2)	3,281,977
1,460,000	1.41%, 10/15/2036(1)(2)(3)	1,456,338
	BXHPP Trust
780,000	0.76%, 08/15/2036(1)(2)(3)	775,901
690,000	1.01%, 08/15/2036(1)(2)(3)	682,233
	FREMF Mortgage Trust
160,000	3.51%, 11/25/2045(1)(3)(4)	162,850
285,000	3.67%, 01/25/2048(1)(3)(4)	299,466
160,000	3.69%, 04/25/2048(1)(3)(4)	168,506
200,000	3.78%, 10/25/2048(1)(3)(4)	211,988
160,000	3.88%, 02/25/2050(1)(3)(4)	167,273
1,015,000	4.08%, 09/25/2025(1)(3)(4)	1,090,795
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.8% - (continued)
	Commercial Mortgage-Backed Securities - 0.5% - (continued)
$ 260,000	4.16%, 04/25/2049(1)(3)(4)	$ 281,328
295,000	Life Mortgage Trust 0.81%, 03/15/2038(1)(2)	292,971
375,000	SFAVE Commercial Mortgage Securities Trust 4.14%, 01/05/2043(1)(3)(4)	406,662
1,735,000	SREIT Trust 2021-MFP 1.18%, 11/15/2038, 1 mo. USD LIBOR + 1.080%(1)(2)	1,726,705
		12,392,341
	Other Asset-Backed Securities - 0.9%
230,811	Aaset Trust 3.84%, 05/15/2039(1)	206,808
	Affirm Asset Securitization Trust
615,000	0.88%, 08/15/2025(1)	615,141
870,000	1.03%, 08/17/2026(1)	864,059
591,709	1.07%, 08/15/2025(1)	590,518
1,425,000	Aligned Data Centers Issuer LLC 1.94%, 08/15/2046(1)	1,403,594
	Bayview Opportunity Master Fund Trust
246,792	3.50%, 01/28/2055(1)(3)(4)	249,677
259,285	3.50%, 06/28/2057(1)(3)(4)	262,977
	Castlelake Aircraft Structured Trust
228,519	3.47%, 01/15/2046(1)	231,132
436,655	3.97%, 04/15/2039(1)	430,453
	CF Hippolyta LLC
332,754	1.53%, 03/15/2061(1)	327,086
163,966	1.98%, 03/15/2061(1)	162,062
1,705,000	CIFC Funding Ltd. 1.17%, 04/24/2030, 3 mo. USD LIBOR + 1.050%(1)(2)	1,705,213
855,700	Domino's Pizza Master Issuer LLC 3.15%, 04/25/2051(1)	874,607
1,718,464	FirstKey Homes Trust 1.54%, 08/17/2038(1)	1,675,588
1,374,193	Home Partners of America 2021-2 Trust 2.30%, 12/17/2026(1)	1,355,173
	Horizon Aircraft Finance Ltd.
281,277	3.43%, 11/15/2039(1)	275,431
219,019	3.72%, 07/15/2039(1)	214,601
194,517	Mach I 3.47%, 10/15/2039(1)	190,343
188,480	MAPS Ltd. 4.46%, 03/15/2044(1)	185,236
	Mill City Mortgage Loan Trust
9,936	2.50%, 04/25/2057(1)(3)(4)	9,937
273,405	2.75%, 01/25/2061(1)(3)(4)	276,790
1,580,000	Neuberger Berman Loan Advisers CLO Ltd. 1.47%, 10/18/2029, 3 mo. USD LIBOR + 1.350%(1)(2)	1,575,845
480,000	New Economy Assets Phase 1 Sponsor LLC 2.41%, 10/20/2061(1)	481,192
500,000	Octagon Investment Partners Ltd. 1.52%, 01/25/2031, 3 mo. USD LIBOR + 1.400%(1)(2)	498,624
2,025,000	SCF Equipment Leasing 0.83%, 08/21/2028(1)	2,017,938
457,787	SoFi Consumer Loan Program Trust 0.49%, 09/25/2030(1)	455,968
738,150	Sonic Capital LLC 2.19%, 08/20/2051(1)	718,644
179,684	START Ireland 4.09%, 03/15/2044(1)	178,607
	Towd Point Mortgage Trust
34,072	2.25%, 04/25/2056(1)(3)(4)	34,080
68,924	2.75%, 04/25/2057(1)(3)(4)	69,462
321,993	2.75%, 06/25/2057(1)(3)(4)	327,225
149,937	3.00%, 01/25/2058(1)(3)(4)	151,831

The accompanying notes are an integral part of these financial statements.
46

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.8% - (continued)
	Other Asset-Backed Securities - 0.9% - (continued)
	Vantage Data Centers Issuer LLC
$ 1,150,000	1.65%, 09/15/2045(1)	$ 1,124,210
332,067	3.19%, 07/15/2044(1)	339,213
		20,079,265
	Whole Loan Collateral CMO - 0.4%
	Angel Oak Mortgage Trust
1,234,650	1.46%, 09/25/2066(1)(3)(4)	1,223,330
150,466	2.62%, 11/25/2059(1)(3)(4)	150,284
42,673	3.63%, 03/25/2049(1)(3)(4)	42,825
1,319,720	COLT 2021-5 Mortgage Loan Trust 1.73%, 11/26/2066(1)(3)(4)	1,314,875
280,000	Connecticut Avenue Securities Trust 1.60%, 10/25/2041(1)(2)	280,471
675,000	CSMC Trust 1.84%, 10/25/2066(1)(3)(4)	673,229
	Fannie Mae Connecticut Avenue Securities
553,289	2.30%, 01/25/2030, 1 mo. USD LIBOR + 2.200%(2)	562,741
229,629	5.00%, 11/25/2024, 1 mo. USD LIBOR + 4.900%(2)	239,095
307,984	6.00%, 10/25/2028, 1 mo. USD LIBOR + 5.900%(2)	321,481
	Flagstar Mortgage Trust
755,479	2.00%, 09/25/2041(1)(3)(4)	761,829
427,699	4.00%, 05/25/2048(1)(3)(4)	434,301
311,878	MetLife Securitization Trust 3.00%, 04/25/2055(1)(3)(4)	317,656
610,370	Seasoned Credit Risk Transfer Trust 3.50%, 10/25/2058	634,287
1,030,798	Starwood Mortgage Residential Trust 1.92%, 11/25/2066(1)(3)(4)	1,033,658
		7,990,062
	Total Asset & Commercial Mortgage-Backed Securities (cost $60,288,827)	$ 61,724,556
CORPORATE BONDS - 12.3%
	Aerospace/Defense - 0.5%
850,000	BAE Systems Holdings, Inc. 3.85%, 12/15/2025(1)	$ 911,454
	Boeing Co.
1,155,000	1.43%, 02/04/2024(5)	1,153,427
2,040,000	2.20%, 02/04/2026	2,040,076
911,000	3.25%, 03/01/2028	943,516
375,000	3.45%, 11/01/2028	392,449
590,000	3.95%, 08/01/2059	615,324
410,000	Boeing Co. (The) 3.63%, 02/01/2031	437,674
560,000	Lockheed Martin Corp. 4.85%, 09/15/2041	713,422
1,500,000	Raytheon Technologies Corp. 4.13%, 11/16/2028	1,679,165
	Teledyne Technologies, Inc.
1,255,000	2.25%, 04/01/2028	1,255,486
1,005,000	2.75%, 04/01/2031	1,020,269
685,000	United Technologies Corp. 3.95%, 08/16/2025	742,984
		11,905,246
	Agriculture - 0.3%
310,000	Altria Group, Inc. 4.50%, 05/02/2043	322,165
3,985,000	BAT Capital Corp. 3.56%, 08/15/2027	4,182,159
1,065,000	Imperial Brands Finance plc 3.75%, 07/21/2022(1)	1,076,760
		5,581,084
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.3% - (continued)
	Airlines - 0.1%
$ 621,851	Continental Airlines, Inc. 5.98%, 10/19/2023	$ 628,954
509,038	Southwest Airlines Co. 6.15%, 02/01/2024	517,425
123,781	United Airlines Class B Pass-Through Trust 4.60%, 09/01/2027	125,572
		1,271,951
	Auto Manufacturers - 0.3%
	General Motors Financial Co., Inc.
3,185,000	3.70%, 05/09/2023	3,280,190
1,245,000	3.95%, 04/13/2024	1,310,243
1,625,000	Hyundai Capital America 0.80%, 04/03/2023(1)	1,617,712
920,000	Volkswagen Group of America Finance LLC 3.35%, 05/13/2025(1)	968,337
		7,176,482
	Beverages - 0.0%
580,000	Anheuser-Busch InBev Worldwide, Inc. 4.60%, 06/01/2060	720,780
275,000	Constellation Brands, Inc. 2.88%, 05/01/2030	282,498
		1,003,278
	Biotechnology - 0.1%
1,480,000	Gilead Sciences, Inc. 2.80%, 10/01/2050	1,441,248
885,000	Royalty Pharma plc 3.55%, 09/02/2050	880,669
		2,321,917
	Commercial Banks - 4.1%
	Banco Santander S.A.
1,200,000	3.13%, 02/23/2023	1,227,496
600,000	3.85%, 04/12/2023	620,681
	Bank of America Corp.
1,570,000	1.73%, 07/22/2027, (1.73% fixed rate until 07/22/2026; 3 mo. USD SOFR + 0.960% thereafter)(4)	1,559,460
2,210,000	2.30%, 07/21/2032, (2.30% fixed rate until 07/21/2031; 3 mo. USD SOFR + 1.220% thereafter)(4)	2,175,436
1,380,000	2.48%, 09/21/2036, (2.48% fixed rate until 09/21/2031; 5 year USD CMT + 1.200% thereafter)(4)	1,338,339
1,799,000	3.42%, 12/20/2028, (3.42% fixed rate until 12/20/2027; 3 mo. USD LIBOR + 1.040% thereafter)(4)	1,922,097
1,610,000	3.59%, 07/21/2028, (3.59% fixed rate until 07/21/2027; 3 mo. USD LIBOR + 1.370% thereafter)(4)	1,733,962
4,225,000	4.20%, 08/26/2024	4,529,693
	Barclays plc
1,510,000	2.89%, 11/24/2032, (2.89% fixed rate until 11/24/2031; 12 mo. USD CMT + 1.300% thereafter)(4)	1,522,490
1,060,000	3.33%, 11/24/2042, (3.33% fixed rate until 11/24/2041; 12 mo. USD CMT + 1.300% thereafter)(3)(4)	1,081,784
1,000,000	3.93%, 05/07/2025, (3.93% fixed rate until 05/07/2024; 3 mo. USD LIBOR + 1.610% thereafter)(4)	1,051,845
	BNP Paribas S.A.
830,000	2.82%, 11/19/2025, (2.82% fixed rate until 11/19/2024; 3 mo. USD LIBOR + 1.111% thereafter)(1)(4)	854,379
1,000,000	3.38%, 01/09/2025(1)	1,050,395
	BPCE S.A.
2,225,000	5.15%, 07/21/2024(1)	2,410,217
3,625,000	5.70%, 10/22/2023(1)	3,897,099

The accompanying notes are an integral part of these financial statements.
47

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.3% - (continued)
	Commercial Banks - 4.1% - (continued)
$ 1,350,000	Cooperatieve Rabobank UA 1.11%, 02/24/2027, (1.11% fixed rate until 02/24/2026; 3 mo. USD SOFR + 0.55% thereafter)(1)(4)	$ 1,310,488
	Credit Agricole S.A.
1,025,000	3.25%, 10/04/2024(1)	1,072,492
535,000	3.75%, 04/24/2023(1)	554,338
790,000	4.38%, 03/17/2025(1)	848,318
	Credit Suisse AG
530,000	3.57%, 01/09/2023(1)	530,150
250,000	3.63%, 09/09/2024	265,159
	Credit Suisse Group AG
4,225,000	3.09%, 05/14/2032, (3.09% fixed rate until 05/14/2031; 3 mo. USD SOFR + 1.730% thereafter)(1)(4)	4,303,952
1,425,000	3.75%, 03/26/2025	1,512,681
	Danske Bank A/S
1,865,000	1.62%, 09/11/2026, (1.62% fixed rate until 09/11/2025; 12 mo. USD CMT + 1.350% thereafter)(1)(4)	1,838,242
775,000	3.88%, 09/12/2023(1)	806,142
440,000	5.00%, 01/12/2022(1)	440,390
575,000	5.38%, 01/12/2024(1)	619,060
	Goldman Sachs Group, Inc.
1,300,000	1.43%, 03/09/2027, (1.43% fixed rate until 03/09/2026; 3 mo. USD SOFR + 0.798% thereafter)(4)	1,274,188
630,000	2.62%, 04/22/2032, (2.62% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.281% thereafter)(4)	635,243
560,000	2.65%, 10/21/2032, (2.65% fixed rate until 10/21/2031; 3 mo. USD SOFR + 1.264% thereafter)(4)	564,171
510,000	3.80%, 03/15/2030	561,951
1,150,000	6.25%, 02/01/2041	1,675,978
	HSBC Holdings plc
2,085,000	1.59%, 05/24/2027, (1.59% fixed rate until 05/24/2026; 3 mo. USD SOFR + 1.290% thereafter)(4)	2,040,124
1,975,000	2.21%, 08/17/2029, (2.21% fixed rate until 08/17/2028; 3 mo. USD SOFR + 1.285% thereafter)(4)	1,937,686
655,000	2.80%, 05/24/2032, (2.80% fixed rate until 05/24/2031; 3 mo. USD SOFR + 1.187% thereafter)(4)	657,774
2,745,000	2.87%, 11/22/2032, (2.87% fixed rate until 11/22/2031; 3 mo. USD SOFR + 1.410% thereafter)(4)	2,771,043
2,625,000	3.60%, 05/25/2023	2,722,354
	JP Morgan Chase & Co.
620,000	2.52%, 04/22/2031, (2.52% fixed rate until 04/22/2030; 3 mo. USD LIBOR 2.040% thereafter)(4)	627,298
545,000	2.58%, 04/22/2032, (2.58% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.250% thereafter)(4)	552,629
390,000	3.11%, 04/22/2041, (3.11% fixed rate until 04/22/2040; 3 mo. USD SOFR + 2.460% thereafter)(4)	405,023
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.3% - (continued)
	Commercial Banks - 4.1% - (continued)
$ 705,000	3.70%, 05/06/2030, (3.70% fixed rate until 05/06/2029; 3 mo. USD LIBOR + 1.160% thereafter)(4)	$ 771,153
805,000	4.45%, 12/05/2029, (4.45% fixed rate until 12/05/2028; 3 mo. USD LIBOR + 1.330% thereafter)(4)	914,348
	Morgan Stanley
1,755,000	1.93%, 04/28/2032, (1.93% fixed rate until 04/28/2031; 3 mo. USD SOFR + 1.020% thereafter)(4)	1,678,883
2,120,000	2.48%, 09/16/2036, (2.48% fixed rate until 09/16/2031; 3 mo. USD SOFR + 1.360% thereafter)(4)	2,041,247
515,000	2.51%, 10/20/2032, (2.51% fixed rate until 10/20/2031; 3 mo. USD SOFR + 1.200% thereafter)(4)	515,107
1,450,000	3.13%, 07/27/2026	1,536,880
1,000,000	3.70%, 10/23/2024	1,065,180
1,865,000	National Australia Bank Ltd. 2.33%, 08/21/2030(1)	1,788,541
4,905,000	NBK SPC Ltd. 2.75%, 05/30/2022(1)	4,941,297
1,755,000	Santander Holdings USA, Inc. 3.40%, 01/18/2023	1,793,769
	Standard Chartered plc
1,130,000	0.99%, 01/12/2025, (0.99% fixed rate until 01/12/2024; 3 mo. USD LIBOR + 0.78% thereafter)(1)(4)	1,117,240
3,215,000	1.21%, 03/23/2025, (1.21% fixed rate until 03/23/2024; 12 mo. USD CMT + 0.880% thereafter)(1)(4)	3,186,387
1,695,000	UBS Group AG 1.49%, 08/10/2027, (1.49% fixed rate until 08/10/2026; 12 mo. USD CMT + 0.850% thereafter)(1)(4)	1,654,484
1,485,000	UniCredit S.p.A. 1.98%, 06/03/2027, (1.98% fixed rate until 06/03/2026; 12 mo. USD CMT + 1.200% thereafter)(1)(4)	1,447,596
3,980,000	US Bancorp 2.49%, 11/03/2036, (2.49% fixed rate until 11/03/2031; 5 year USD CMT + 0.9500% thereafter)(4)	3,969,394
4,344,000	Wells Fargo & Co. 4.48%, 01/16/2024	4,614,198
		90,537,951
	Commercial Services - 0.0%
830,000	Global Payments, Inc. 2.15%, 01/15/2027	833,815
	Construction Materials - 0.1%
972,000	Carrier Global Corp. 2.72%, 02/15/2030	993,611
996,000	Johnson Controls International plc 4.95%, 07/02/2064(6)	1,291,892
		2,285,503
	Diversified Financial Services - 0.5%
1,189,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.88%, 01/23/2028(5)	1,261,823
	Avolon Holdings Funding Ltd.
1,169,000	2.13%, 02/21/2026(1)	1,147,940
430,000	2.53%, 11/18/2027(1)	418,004
1,900,000	2.75%, 02/21/2028(1)	1,865,791
751,000	4.38%, 05/01/2026(1)	804,770
1,875,000	Capital One Financial Corp. 3.75%, 04/24/2024	1,976,508

The accompanying notes are an integral part of these financial statements.
48

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.3% - (continued)
	Diversified Financial Services - 0.5% - (continued)
$ 2,125,000	Intercontinental Exchange, Inc. 1.85%, 09/15/2032	$ 2,036,698
1,004,349	Postal Square L.P. 8.95%, 06/15/2022	1,037,992
		10,549,526
	Electric - 0.9%
1,200,000	American Transmission Systems Inc 2.65%, 01/15/2032(1)	1,212,569
	Cleco Corporate Holdings LLC
650,000	3.38%, 09/15/2029	661,669
1,030,000	3.74%, 05/01/2026	1,098,852
1,960,000	Cleveland Electric Illuminating Co. 3.50%, 04/01/2028(1)	2,088,292
855,000	Consolidated Edison Co of New York Inc 3.20%, 12/01/2051	857,837
360,000	Dominion Energy South Carolina, Inc. 6.63%, 02/01/2032	489,704
1,200,000	Duke Energy Carolinas LLC 6.10%, 06/01/2037	1,630,179
245,000	Georgia Power Co. 4.75%, 09/01/2040	289,727
1,275,000	Indianapolis Power and Light Co. 6.60%, 06/01/2037(1)	1,792,604
691,000	Mid-Atlantic Interstate Transmission LLC 4.10%, 05/15/2028(1)	759,533
1,290,000	NextEra Energy Capital Holdings, Inc. 1.90%, 06/15/2028	1,277,500
	Niagara Mohawk Power Corp.
370,000	3.03%, 06/27/2050(1)	352,386
645,000	4.28%, 12/15/2028(1)	710,167
165,000	PacifiCorp 4.13%, 01/15/2049	190,746
241,000	Pennsylvania Electric Co. 3.60%, 06/01/2029(1)	256,654
	San Diego Gas & Electric Co.
2,715,000	1.70%, 10/01/2030	2,600,829
90,000	3.75%, 06/01/2047	100,513
25,000	4.15%, 05/15/2048	29,888
	SCE Recovery Funding LLC
500,340	0.86%, 11/15/2031	477,126
220,000	1.94%, 05/15/2038	209,934
125,000	2.51%, 11/15/2043	120,118
1,070,000	Sempra Energy 4.13%, 04/01/2052, (4.13% fixed rate until 01/01/2027; 5 year USD CMT + 2.868% thereafter)(4)	1,084,571
	Southern Co.
1,050,000	2.95%, 07/01/2023	1,075,387
255,000	4.00%, 01/15/2051, (4.00% fixed rate until 10/15/2025; 5 year USD CMT + 3.733% thereafter)(4)	260,737
350,000	Tucson Electric Power Co. 4.00%, 06/15/2050	404,416
		20,031,938
	Environmental Control - 0.1%
1,480,000	Republic Services, Inc. 2.30%, 03/01/2030	1,485,033
	Food - 0.1%
	Conagra Brands, Inc.
900,000	1.38%, 11/01/2027	860,148
455,000	4.60%, 11/01/2025	500,485
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.3% - (continued)
	Food - 0.1% - (continued)
$ 285,000	McCormick & Co., Inc. 2.50%, 04/15/2030	$ 288,374
480,000	Sigma Alimentos S.A. de C.V. 4.13%, 05/02/2026(1)	508,889
		2,157,896
	Gas - 0.1%
330,000	Boston Gas Co. 3.15%, 08/01/2027(1)	342,588
1,870,000	KeySpan Gas East Corp. 2.74%, 08/15/2026(1)	1,909,590
		2,252,178
	Healthcare - Products - 0.2%
2,725,000	Alcon Finance Corp. 3.00%, 09/23/2029(1)	2,847,203
	Boston Scientific Corp.
1,530,000	2.65%, 06/01/2030	1,561,269
135,000	4.00%, 03/01/2029	150,040
		4,558,512
	Healthcare - Services - 0.6%
	Anthem, Inc.
1,510,000	2.25%, 05/15/2030	1,506,217
1,710,000	4.10%, 03/01/2028	1,897,361
475,000	Children's Hospital 2.93%, 07/15/2050	469,430
	CommonSpirit Health
45,000	3.91%, 10/01/2050	50,246
308,000	4.19%, 10/01/2049	359,621
590,000	4.20%, 08/01/2023	617,026
245,000	4.35%, 11/01/2042	281,892
	Dignity Health
714,000	3.81%, 11/01/2024	755,880
1,353,000	4.50%, 11/01/2042(5)	1,616,775
425,000	HCA, Inc. 5.25%, 06/15/2049	547,619
	Mercy Health
1,400,000	3.56%, 08/01/2027	1,501,210
455,000	4.30%, 07/01/2028(5)	512,153
1,050,000	Ochsner LSU Health System of North Louisiana 2.51%, 05/15/2031	1,028,197
335,000	Sutter Health 2.29%, 08/15/2030	334,872
	Toledo Hospital
900,000	5.33%, 11/15/2028	1,009,348
320,000	5.75%, 11/15/2038(5)	373,683
	UnitedHealth Group, Inc.
355,000	2.00%, 05/15/2030	352,807
125,000	2.90%, 05/15/2050	127,832
		13,342,169
	Insurance - 0.6%
	American International Group, Inc.
750,000	3.40%, 06/30/2030	811,829
2,150,000	4.25%, 03/15/2029	2,458,762
375,000	4.38%, 06/30/2050	469,116
2,815,000	Athene Global Funding 2.50%, 03/24/2028(1)	2,833,241
1,200,000	Equitable Financial Life Global Funding 1.40%, 08/27/2027(1)	1,163,768
200,000	Five Corners Funding Trust 4.42%, 11/15/2023(1)	212,006
	Liberty Mutual Group, Inc.
122,000	4.25%, 06/15/2023(1)	127,437
428,000	4.57%, 02/01/2029(1)	492,231
705,000	Marsh & McLennan Cos., Inc. 4.38%, 03/15/2029	804,299

The accompanying notes are an integral part of these financial statements.
49

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.3% - (continued)
	Insurance - 0.6% - (continued)
$ 3,320,000	Nippon Life Insurance Co. 2.90%, 09/16/2051, (2.90% fixed rate until 09/16/2031; 5 year USD CMT + 2.600% thereafter)(1)(4)	$ 3,286,900
132,000	Northwestern Mutual Life Insurance Co. 3.63%, 09/30/2059(1)	145,991
		12,805,580
	Investment Company Security - 0.1%
1,120,000	JAB Holdings B.V. 3.75%, 05/28/2051(1)	1,219,228
	IT Services - 0.1%
3,190,000	Kyndryl Holdings, Inc. 3.15%, 10/15/2031(1)	3,097,890
	Lodging - 0.1%
2,003,000	Genting New York LLC 3.30%, 02/15/2026(1)	1,983,823
	Media - 0.4%
	Charter Communications Operating LLC / Charter Communications Operating Capital
2,525,000	2.30%, 02/01/2032	2,399,747
85,000	3.70%, 04/01/2051	82,474
243,000	4.80%, 03/01/2050	272,963
187,000	5.13%, 07/01/2049	217,604
	Comcast Corp.
1,367,000	2.89%, 11/01/2051(1)	1,327,316
1,500,000	4.40%, 08/15/2035	1,800,656
	Discovery Communications LLC
935,000	3.95%, 03/20/2028	1,016,898
583,000	4.00%, 09/15/2055	613,275
752,000	4.65%, 05/15/2050	885,176
	Time Warner Cable LLC
395,000	6.55%, 05/01/2037	517,836
250,000	7.30%, 07/01/2038	354,582
130,000	Time Warner Entertainment Co., L.P. 8.38%, 03/15/2023	140,975
		9,629,502
	Oil & Gas - 0.4%
	Equinor ASA
85,000	2.88%, 04/06/2025	88,743
2,470,000	3.00%, 04/06/2027	2,607,122
	Hess Corp.
705,000	5.60%, 02/15/2041	872,523
1,775,000	7.30%, 08/15/2031	2,365,712
	Qatar Petroleum
935,000	2.25%, 07/12/2031(1)	926,181
780,000	3.13%, 07/12/2041(1)	788,281
615,000	Saudi Arabian Oil Co. 3.50%, 04/16/2029(1)	657,281
		8,305,843
	Pharmaceuticals - 0.2%
	AbbVie, Inc.
645,000	3.45%, 03/15/2022	645,590
975,000	3.80%, 03/15/2025	1,038,248
955,000	Bayer U.S. Finance LLC 3.38%, 10/08/2024(1)	998,369
955,000	Cigna Corp. 4.38%, 10/15/2028	1,086,218
	CVS Health Corp.
113,000	4.30%, 03/25/2028	126,900
685,000	4.88%, 07/20/2035	838,672
650,000	Takeda Pharmaceutical Co., Ltd. 3.18%, 07/09/2050	657,694
		5,391,691
	Pipelines - 0.5%
	Energy Transfer Operating L.P.
180,000	4.95%, 06/15/2028	202,632
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.3% - (continued)
	Pipelines - 0.5% - (continued)
$ 750,000	5.00%, 05/15/2050	$ 865,838
945,000	5.35%, 05/15/2045	1,088,299
872,000	7.60%, 02/01/2024	958,462
	Enterprise Products Operating LLC
100,000	3.70%, 01/31/2051	105,298
145,000	3.95%, 01/31/2060	157,193
3,085,000	Galaxy Pipeline Assets Bidco Ltd. 2.16%, 03/31/2034(1)	3,023,671
	Gray Oak Pipeline LLC
606,000	2.60%, 10/15/2025(1)	607,454
100,000	3.45%, 10/15/2027(1)	104,456
425,000	TransCanada PipeLines Ltd. 4.10%, 04/15/2030	474,531
2,470,000	Western Midstream Operating L.P. 4.00%, 07/01/2022	2,476,175
		10,064,009
	Real Estate Investment Trusts - 0.4%
	American Tower Corp.
375,000	4.40%, 02/15/2026	409,421
400,000	5.00%, 02/15/2024	430,499
1,110,000	CubeSmart L.P. 2.25%, 12/15/2028	1,111,148
	EPR Properties
2,255,000	3.60%, 11/15/2031	2,233,498
1,538,000	3.75%, 08/15/2029	1,553,609
245,000	4.75%, 12/15/2026	261,968
240,000	4.95%, 04/15/2028	259,155
985,000	Equinix, Inc. 3.00%, 07/15/2050	943,781
	SBA Tower Trust
545,000	1.63%, 05/15/2051(1)	536,377
300,000	1.88%, 07/15/2050(1)	299,605
470,000	2.84%, 01/15/2050(1)	482,291
225,000	3.45%, 03/15/2048(1)	226,089
		8,747,441
	Retail - 0.1%
1,000,000	AutoZone, Inc. 3.25%, 04/15/2025	1,050,443
	Semiconductors - 0.3%
375,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.88%, 01/15/2027	406,844
	Broadcom, Inc.
800,000	2.60%, 02/15/2033(1)	780,850
1,595,000	3.42%, 04/15/2033(1)	1,673,999
510,000	3.50%, 02/15/2041(1)	522,604
160,000	4.15%, 11/15/2030	177,628
2,275,000	Microchip Technology, Inc. 0.97%, 02/15/2024	2,250,708
		5,812,633
	Software - 0.1%
	Oracle Corp.
670,000	3.60%, 04/01/2050	658,385
730,000	3.65%, 03/25/2041	740,080
315,000	3.85%, 04/01/2060	312,315
1,405,000	3.95%, 03/25/2051	1,463,958
		3,174,738
	Telecommunications - 0.7%
	AT&T, Inc.
1,930,000	3.10%, 02/01/2043	1,881,920
1,110,000	3.30%, 02/01/2052	1,091,223
835,000	3.50%, 09/15/2053	845,711
84,000	3.65%, 06/01/2051	87,316
146,000	3.85%, 06/01/2060	153,142
200,000	4.30%, 12/15/2042	226,738

The accompanying notes are an integral part of these financial statements.
50

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.3% - (continued)
	Telecommunications - 0.7% - (continued)
$ 2,185,000	4.45%, 04/01/2024	$ 2,332,581
450,000	Deutsche Telekom International Finance B.V. 3.60%, 01/19/2027(1)	482,367
576,000	Orange S.A. 9.00%, 03/01/2031	883,437
1,820,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.74%, 03/20/2025(1)	1,904,084
3,660,000	T-Mobile USA, Inc. 2.70%, 03/15/2032(1)	3,687,529
	Verizon Communications, Inc.
648,000	2.36%, 03/15/2032(1)	639,278
715,000	4.75%, 11/01/2041	886,177
283,000	4.81%, 03/15/2039	355,688
		15,457,191
	Transportation - 0.1%
1,160,000	Canadian Pacific Railway Co. 2.45%, 12/02/2031	1,182,240
	Trucking & Leasing - 0.2%
2,185,000	DAE Funding LLC 1.55%, 08/01/2024(1)	2,168,613
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
155,000	2.70%, 11/01/2024(1)	159,752
2,850,000	3.95%, 03/10/2025(1)	3,037,668
		5,366,033
	Total Corporate Bonds (cost $264,219,761)	$ 270,582,764
FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
	Chile - 0.2%
3,425,000	Chile Government International Bond 2.55%, 07/27/2033	$ 3,330,812
	Mexico - 0.0%
960,000	Mexico Government International Bond 4.28%, 08/14/2041	994,800
	Qatar - 0.1%
1,680,000	Qatar Government International Bond 3.88%, 04/23/2023(1)	1,746,612
	Saudi Arabia - 0.0%
800,000	Saudi Government International Bond 2.88%, 03/04/2023(1)	818,837
	Total Foreign Government Obligations (cost $6,840,339)	$ 6,891,061
MUNICIPAL BONDS - 0.7%
	General - 0.2%
365,000	City of Sacramento, CA, (AGM Insured) 6.42%, 08/01/2023	$ 395,920
540,000	Kansas, ST, Development Finance Authority 2.77%, 05/01/2051	536,046
1,250,000	Philadelphia, PA, Auth Industrial Dev, (NATL Insured) 6.55%, 10/15/2028	1,570,794
750,000	Sales Tax Securitization Corp., IL Rev 4.79%, 01/01/2048	955,482
		3,458,242
	General Obligation - 0.2%
3,710,000	State of Illinois, GO 5.10%, 06/01/2033	4,288,331
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 0.7% - (continued)
	Power - 0.0%
$ 291,000	New York Utility Debt Securitization Auth 3.44%, 12/15/2025	$ 298,582
	Tobacco - 0.0%
	Golden State, CA, Tobacco Securitization Corp.
35,000	2.75%, 06/01/2034	35,208
185,000	3.00%, 06/01/2046	189,506
75,000	3.29%, 06/01/2042	76,302
		301,016
	Transportation - 0.2%
650,000	Chicago, IL, Transit Auth 6.90, 12/01/2040,	915,471
	Foothill-Eastern Transportation Corridor Agency, CA,, (AGM Insured)
705,000	3.92%, 01/15/2053	753,640
95,000	4.09%, 01/15/2049	102,112
875,000	Illinois State Toll Highway Auth, Taxable Rev 6.18%, 01/01/2034	1,193,167
	Metropolitan Transportation Auth, NY, Rev
35,000	6.20%, 11/15/2026	39,569
375,000	6.67%, 11/15/2039	532,637
785,000	6.81%, 11/15/2040	1,117,001
710,000	New York and New Jersey Port Auth, Taxable Rev 3.18%, 07/15/2060	704,232
		5,357,829
	Utility - Electric - 0.1%
785,000	Illinois Municipal Electric Agency 6.83%, 02/01/2035	1,013,910
732,000	Municipal Electric Auth, GA 6.64%, 04/01/2057	1,114,431
		2,128,341
	Total Municipal Bonds (cost $14,412,283)	$ 15,832,341
U.S. GOVERNMENT AGENCIES - 0.3%
	Mortgage-Backed Agencies - 0.3%
	FHLMC - 0.1%
168,945	0.70%, 01/25/2051, 1 mo. USD SOFR + 0.650%(1)(2)	$ 168,895
466,478	0.85%, 08/25/2033, 1 mo. USD SOFR + 0.800%(1)(2)	466,197
6,204	2.34%, 04/01/2029, 12 mo. USD CMT + 2.245%(2)	6,242
1,271,823	2.60%, 03/25/2030, 1 mo. USD LIBOR + 2.500%(2)	1,296,300
768,685	2.85%, 10/25/2050, SOFR + 2.800%(1)(2)	774,736
12,953	4.00%, 03/01/2041	14,119
370,589	5.10%, 12/25/2028, 1 mo. USD LIBOR + 5.000%(2)	386,042
		3,112,531
	FNMA - 0.1%
105,349	0.49%, 10/25/2024, 1 mo. USD LIBOR + 0.400%(2)	105,371
325,000	3.07%, 02/01/2025	340,682
11,296	4.50%, 11/01/2023	12,081
68,784	4.50%, 03/01/2038	75,550
28,361	4.50%, 11/01/2039	31,353
17,075	4.50%, 04/01/2040	18,732
43,692	4.50%, 08/01/2040	48,149
15,442	4.50%, 02/01/2041	17,009

The accompanying notes are an integral part of these financial statements.
51

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 0.3% - (continued)
	Mortgage-Backed Agencies - 0.3% - (continued)
	FNMA - 0.1% - (continued)
$ 275,411	4.50%, 04/01/2041	303,973
175,572	4.50%, 06/01/2041	$ 194,048
225,174	4.50%, 07/01/2041	249,014
62,685	4.50%, 09/01/2041	69,305
56,298	4.50%, 07/01/2044	60,530
		1,525,797
	GNMA - 0.1%
41,895	5.00%, 07/15/2037	48,113
2,731	6.00%, 06/15/2024	2,998
2,807	6.00%, 07/15/2026	3,082
924	6.00%, 03/15/2028	1,018
22,456	6.00%, 04/15/2028	24,740
31,779	6.00%, 05/15/2028	34,935
13,921	6.00%, 06/15/2028	15,309
15,623	6.00%, 07/15/2028	17,168
5,125	6.00%, 08/15/2028	5,636
32,062	6.00%, 09/15/2028	35,251
62,674	6.00%, 10/15/2028	68,917
45,102	6.00%, 11/15/2028	49,592
58,567	6.00%, 12/15/2028	64,410
1,052	6.00%, 12/15/2031	1,180
13,543	6.00%, 09/15/2032	15,652
4,603	6.00%, 11/15/2032	5,168
1,687	6.00%, 04/15/2033	1,856
59,345	6.00%, 06/15/2033	66,625
18,931	6.00%, 10/15/2033	21,995
2,012	6.00%, 11/15/2033	2,335
21,851	6.00%, 10/15/2034	24,044
50,985	6.00%, 01/15/2035	56,245
6,162	6.00%, 05/15/2035	6,783
6,844	6.00%, 06/15/2035	7,541
153	6.50%, 03/15/2026	168
2,168	6.50%, 01/15/2028	2,386
23,686	6.50%, 03/15/2028	25,987
53,150	6.50%, 04/15/2028	58,370
16,210	6.50%, 05/15/2028	17,785
76,987	6.50%, 06/15/2028	84,474
5,101	6.50%, 10/15/2028	5,597
1,438	6.50%, 02/15/2035	1,628
5,919	7.00%, 11/15/2031	6,487
3,120	7.00%, 03/15/2032	3,423
626,903	7.00%, 11/15/2032	730,286
74,723	7.00%, 01/15/2033	85,238
86,345	7.00%, 05/15/2033	98,150
13,168	7.00%, 07/15/2033	14,839
97,466	7.00%, 11/15/2033	111,175
38,145	7.50%, 09/16/2035	42,704
76	8.00%, 09/15/2026	81
23	8.00%, 11/15/2026	24
3,942	8.00%, 12/15/2026	4,331
72	8.00%, 09/15/2027	73
2,652	8.00%, 07/15/2029	2,978
7,154	8.00%, 12/15/2029	7,368
3,315	8.00%, 01/15/2030	3,407
2,009	8.00%, 02/15/2030	2,020
680	8.00%, 03/15/2030	683
7,444	8.00%, 04/15/2030	7,473
3,648	8.00%, 05/15/2030	3,791
27,888	8.00%, 06/15/2030	28,998
1,096	8.00%, 07/15/2030	1,126
26,332	8.00%, 08/15/2030	27,500
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 0.3% - (continued)
	Mortgage-Backed Agencies - 0.3% - (continued)
	GNMA - 0.1% - (continued)
$ 12,698	8.00%, 09/15/2030	$ 13,043
5,070	8.00%, 11/15/2030	5,090
61,485	8.00%, 12/15/2030	64,259
		2,041,535
	Total U.S. Government Agencies (cost $6,440,918)	$ 6,679,863
U.S. GOVERNMENT SECURITIES - 14.0%
	U.S. Treasury Securities - 14.0%
	U.S. Treasury Bonds - 5.6%
1,395,000	1.63%, 11/15/2050	$ 1,305,796
15,090,000	1.75%, 08/15/2041	14,677,383
35,000	1.88%, 02/15/2051	34,787
21,485,000	1.88%, 11/15/2051	21,414,502
7,100,000	2.00%, 11/15/2041	7,204,281
10,980,000	2.00%, 08/15/2051	11,244,206
18,370,000	2.50%, 02/15/2045(7)	20,276,605
2,624,000	2.75%, 11/15/2047	3,067,108
8,040,800	2.88%, 05/15/2043	9,375,070
7,895,000	3.13%, 08/15/2044	9,620,798
4,630,000	3.38%, 05/15/2044	5,848,811
14,935,000	4.38%, 02/15/2038	20,626,052
		124,695,399
	U.S. Treasury Notes - 8.4%
1,175,000	0.13%, 05/15/2023	1,168,299
4,000,000	0.13%, 05/31/2023	3,975,312
7,700,000	0.13%, 06/30/2023	7,648,266
15,470,000	0.25%, 09/30/2023	15,362,435
4,540,000	0.25%, 05/31/2025	4,417,633
16,075,000	0.25%, 07/31/2025	15,598,401
8,770,000	0.25%, 08/31/2025	8,499,021
14,815,000	0.25%, 09/30/2025	14,352,031
4,050,000	0.38%, 10/31/2023	4,026,586
8,325,000	0.38%, 11/30/2025	8,077,201
6,815,000	0.38%, 12/31/2025	6,608,687
7,435,000	0.38%, 01/31/2026	7,196,267
4,300,000	0.50%, 02/28/2026	4,179,902
1,560,000	0.63%, 07/31/2026	1,517,770
3,620,000	0.75%, 03/31/2026	3,553,115
5,655,000	0.75%, 04/30/2026	5,545,876
3,455,000	0.75%, 05/31/2026	3,385,900
2,305,000	0.75%, 08/31/2026	2,254,758
10,155,000	0.88%, 06/30/2026	9,999,502
9,165,000	0.88%, 09/30/2026	9,007,119
3,745,000	1.13%, 10/31/2026	3,722,471
11,355,000	1.25%, 11/30/2026	11,355,000
6,050,000	1.25%, 12/31/2026	6,047,637
960,000	1.25%, 03/31/2028	952,238
150,000	1.25%, 05/31/2028	148,641
1,480,000	1.25%, 09/30/2028	1,463,870
510,000	1.25%, 08/15/2031	499,242
1,020,000	1.38%, 10/31/2028	1,016,812
11,690,000	1.38%, 11/15/2031	11,556,661
530,000	1.50%, 11/30/2028	532,567

The accompanying notes are an integral part of these financial statements.
52

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT SECURITIES - 14.0% - (continued)
	U.S. Treasury Securities - 14.0% - (continued)
	U.S. Treasury Notes - 8.4% - (continued)
$ 2,905,000	1.63%, 10/31/2026	$ 2,955,951
7,680,000	2.00%, 11/15/2026	7,949,400
		184,574,571
	Total U.S. Government Securities (cost $297,781,186)	$ 309,269,970
COMMON STOCKS - 68.7%
	Automobiles & Components - 0.9%
533,406	Gentex Corp.	$ 18,589,199
	Banks - 3.7%
250,128	JP Morgan Chase & Co.	39,607,769
131,170	M&T Bank Corp.	20,145,089
109,687	PNC Financial Services Group, Inc.	21,994,437
		81,747,295
	Capital Goods - 6.4%
171,925	Fortune Brands Home & Security, Inc.	18,378,783
84,112	General Dynamics Corp.	17,534,829
76,171	Hubbell, Inc.	15,864,134
226,657	Johnson Controls International plc	18,429,481
80,218	L3Harris Technologies, Inc.	17,105,686
88,067	Middleby Corp.*	17,328,063
44,474	Northrop Grumman Corp.	17,214,551
228,835	Raytheon Technologies Corp.	19,693,540
		141,549,067
	Commercial & Professional Services - 1.2%
190,929	IHS Markit Ltd.	25,378,283
	Consumer Durables & Apparel - 0.8%
153,468	Lennar Corp. Class A	17,826,843
	Diversified Financials - 1.9%
228,162	Ares Management Corp. Class A	18,542,726
239,821	Morgan Stanley	23,540,829
		42,083,555
	Energy - 0.9%
112,739	Pioneer Natural Resources Co.	20,504,969
	Food & Staples Retailing - 0.8%
215,458	Sysco Corp.	16,924,226
	Food, Beverage & Tobacco - 1.8%
535,643	Keurig Dr Pepper, Inc.	19,743,801
295,297	Mondelez International, Inc. Class A	19,581,144
		39,324,945
	Health Care Equipment & Services - 7.0%
73,371	Anthem, Inc.	34,010,393
68,915	Becton Dickinson and Co.	17,330,744
414,126	Boston Scientific Corp.*	17,592,073
274,574	Centene Corp.*	22,624,898
174,018	Medtronic plc	18,002,162
91,116	UnitedHealth Group, Inc.	45,752,988
		155,313,258
	Insurance - 3.7%
105,668	Assurant, Inc.	16,469,415
123,772	Chubb Ltd.	23,926,365
Shares or Principal Amount		Market Value†
COMMON STOCKS - 68.7% - (continued)
	Insurance - 3.7% - (continued)
384,407	MetLife, Inc.	$ 24,021,593
173,294	Progressive Corp.	17,788,629
		82,206,002
	Materials - 2.4%
496,513	Axalta Coating Systems Ltd.*	16,444,510
124,465	Celanese Corp.	20,917,588
230,963	Sealed Air Corp.	15,583,074
		52,945,172
	Media & Entertainment - 8.7%
28,358	Alphabet, Inc. Class C*	82,056,425
538,129	Comcast Corp. Class A	27,084,033
154,914	Electronic Arts, Inc.	20,433,157
137,426	Meta Platforms, Inc. Class A*	46,223,235
211,571	Omnicom Group, Inc.	15,501,807
		191,298,657
	Pharmaceuticals, Biotechnology & Life Sciences - 5.9%
311,626	AstraZeneca plc ADR	18,152,214
123,954	Eli Lilly & Co.	34,238,574
705,592	Pfizer, Inc.	41,665,208
47,477	Roche Holding AG	19,696,362
77,453	Vertex Pharmaceuticals, Inc.*	17,008,679
		130,761,037
	Real Estate - 0.8%
377,671	Gaming and Leisure Properties, Inc. REIT	18,377,471
	Retailing - 3.2%
11,702,200	Allstar Co.(8)(9)(10)(11)	—
75,268	Home Depot, Inc.	31,236,973
304,245	TJX Cos., Inc.	23,098,280
296,434	Victoria's Secret & Co.*	16,463,944
		70,799,197
	Semiconductors & Semiconductor Equipment - 3.4%
122,157	Analog Devices, Inc.	21,471,536
39,049	KLA Corp.	16,795,365
214,580	Micron Technology, Inc.	19,988,127
113,569	Qorvo, Inc.*	17,761,056
		76,016,084
	Software & Services - 10.0%
67,542	Accenture plc Class A	27,999,536
180,546	Amdocs Ltd.	13,512,063
161,606	Fidelity National Information Services, Inc.	17,639,295
128,864	Global Payments, Inc.	17,419,835
323,422	Microsoft Corp.	108,773,287
96,449	salesforce.com, Inc.*	24,510,584
92,151	VMware, Inc. Class A	10,678,458
		220,533,058
	Technology Hardware & Equipment - 3.6%
612,423	Cisco Systems, Inc.	38,809,245
523,373	Corning, Inc.	19,485,177
87,715	F5 Networks, Inc.*	21,464,738
		79,759,160
	Transportation - 0.7%
263,730	Knight-Swift Transportation Holdings, Inc.	16,071,706

The accompanying notes are an integral part of these financial statements.
53

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount			Market Value†
COMMON STOCKS - 68.7% - (continued)
	Utilities - 0.9%
330,323	Exelon Corp.		$ 19,079,456
	Total Common Stocks (cost $879,953,349)		$ 1,517,088,640
	Total Long-Term Investments (Cost $1,529,936,663)		$ 2,188,069,195
SHORT-TERM INVESTMENTS - 0.7%
	Repurchase Agreements - 0.7%
$ 15,592,417	Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/2021 at 0.020%, due on 01/03/2022 with a maturity value of $15,592,443; collateralized by U.S. Treasury Government Bond at 3.000%, maturing 08/15/2048, with a market value of $15,904,294		$ 15,592,417
	Securities Lending Collateral - 0.0%
10,605	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(12)		10,605
277,691	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(12)		277,691
16,179	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(12)		16,179
			304,475
	Total Short-Term Investments (cost $15,896,892)		$ 15,896,892
	Total Investments (cost $1,545,833,555)	99.8%	$ 2,203,966,087
	Other Assets and Liabilities	0.2%	4,836,963
	Total Net Assets	100.0%	$ 2,208,803,050
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2021, the aggregate value of these securities was $159,260,632, representing 7.2% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2021. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(5)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(6)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(7)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of December 31, 2021, the market value of securities pledged was $496,705.
(8)	Affiliated company – The Fund owns greater than 5% of the outstanding voting securities of this issuer.
(9)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2021, the aggregate fair value of this security was $0, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(10)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $0 or 0.0% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
08/2011	Allstar Co.	11,702,200	$ —	$ —

(11)	Investment valued using significant unobservable inputs.
(12)	Current yield as of period end.

Futures Contracts Outstanding at December 31, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	132	03/31/2022	$ 28,798,688	$ (14,679)
U.S. Treasury 5-Year Note Future	168	03/31/2022	20,324,062	46,474
The accompanying notes are an integral part of these financial statements.
54

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Futures Contracts Outstanding at December 31, 2021 – (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts – (continued):
U.S. Treasury 10-Year Note Future	13	03/22/2022	$ 1,696,094	$ (4,774)
Total				$ 27,021
Short position contracts:
U.S. Treasury 10-Year Ultra Bond Future	102	03/22/2022	$ (14,936,625)	$ (151,710)
Total futures contracts				$ (124,689)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 61,724,556	$ —	$ 61,724,556	$ —
Corporate Bonds	270,582,764	—	270,582,764	—
Foreign Government Obligations	6,891,061	—	6,891,061	—
Municipal Bonds	15,832,341	—	15,832,341	—
U.S. Government Agencies	6,679,863	—	6,679,863	—
U.S. Government Securities	309,269,970	—	309,269,970	—
Common Stocks
Automobiles & Components	18,589,199	18,589,199	—	—
Banks	81,747,295	81,747,295	—	—
Capital Goods	141,549,067	141,549,067	—	—
Commercial & Professional Services	25,378,283	25,378,283	—	—
Consumer Durables & Apparel	17,826,843	17,826,843	—	—
Diversified Financials	42,083,555	42,083,555	—	—
Energy	20,504,969	20,504,969	—	—
Food & Staples Retailing	16,924,226	16,924,226	—	—
Food, Beverage & Tobacco	39,324,945	39,324,945	—	—
Health Care Equipment & Services	155,313,258	155,313,258	—	—
Insurance	82,206,002	82,206,002	—	—
Materials	52,945,172	52,945,172	—	—
Media & Entertainment	191,298,657	191,298,657	—	—
Pharmaceuticals, Biotechnology & Life Sciences	130,761,037	111,064,675	19,696,362	—
Real Estate	18,377,471	18,377,471	—	—
Retailing	70,799,197	70,799,197	—	—
Semiconductors & Semiconductor Equipment	76,016,084	76,016,084	—	—
Software & Services	220,533,058	220,533,058	—	—
Technology Hardware & Equipment	79,759,160	79,759,160	—	—
Transportation	16,071,706	16,071,706	—	—
Utilities	19,079,456	19,079,456	—	—
Short-Term Investments	15,896,892	304,475	15,592,417	—
Futures Contracts(2)	46,474	46,474	—	—
Total	$ 2,204,012,561	$ 1,497,743,227	$ 706,269,334	$ —
Liabilities
Futures Contracts(2)	$ (171,163)	$ (171,163)	$ —	$ —
Total	$ (171,163)	$ (171,163)	$ —	$ —

(1)	For the year ended December 31, 2021, investments valued at $13,925,618 were transferred into Level 3 due to the unavailability of active market pricing. There were no transfers out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2021 is not presented.
The accompanying notes are an integral part of these financial statements.
55

Hartford Capital Appreciation HLS Fund
Schedule of Investments
December 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5%
	Automobiles & Components - 1.6%
673,911	Arrival S.A.*	$ 5,000,420
18,090	Ferrari N.V.	4,656,473
177,565	General Motors Co.*	10,410,636
38,657	Tesla, Inc.*	40,851,944
106,751	Thor Industries, Inc.	11,077,551
		71,997,024
	Banks - 2.5%
712,822	Bank of America Corp.	31,713,451
615,273	Commerzbank AG*	4,654,893
93,526	JP Morgan Chase & Co.	14,809,842
35,967	KBC Group N.V.	3,090,329
150,929	M&T Bank Corp.	23,179,676
513,300	Mitsubishi UFJ Financial Group, Inc.	2,793,519
142,857	Royal Bank of Canada	15,161,510
238,570	Zions Bancorp NA	15,068,081
		110,471,301
	Capital Goods - 6.2%
8,640	3M Co.	1,534,723
60,751	AerCap Holdings N.V.*	3,974,330
74,103	Airbus SE*	9,481,021
38,275	Carlisle Cos., Inc.	9,496,793
17,302	Dover Corp.	3,142,043
220,020	Emerson Electric Co.	20,455,259
141,290	General Dynamics Corp.	29,454,726
350,600	HF Global, Inc.(1)(2)(3)	7,373,118
40,016	Honeywell International, Inc.	8,343,736
402,869	Johnson Controls International plc	32,757,278
83,534	Lockheed Martin Corp.	29,688,819
59,493	Middleby Corp.*	11,705,843
104,321	Northrop Grumman Corp.	40,379,530
296,166	Raytheon Technologies Corp.	25,488,046
8,428	Roper Technologies, Inc.	4,145,396
29,470	Siemens AG	5,104,286
412,478	Westinghouse Air Brake Technologies Corp.	37,993,349
		280,518,296
	Commercial & Professional Services - 1.4%
42,737	Booz Allen Hamilton Holding Corp.	3,623,670
223,348	Copart, Inc.*	33,864,024
59,865	CoStar Group, Inc.*	4,731,131
177,957	Leidos Holdings, Inc.	15,820,378
46,910	Recruit Holdings Co., Ltd.	2,854,740
		60,893,943
	Consumer Durables & Apparel - 2.5%
24,893	Cie Financiere Richemont S.A.	3,719,881
97,475	Garmin Ltd.	13,273,171
141,446	Lennar Corp. Class A	16,430,367
29,261	Lululemon Athletica, Inc.*	11,454,218
235,886	NIKE, Inc. Class B	39,315,120
2,832	NVR, Inc.*	16,733,920
37,300	Sony Corp.	4,710,176
108,820	Steven Madden Ltd.	5,056,865
		110,693,718
	Consumer Services - 4.5%
323,100	Airbnb, Inc. Class A*	53,792,919
7,350	Booking Holdings, Inc.*	17,634,340
30,198	Chegg, Inc.*	927,079
2,142	Chipotle Mexican Grill, Inc.*(4)	3,744,751
750,245	Compass Group plc*	16,890,779
374,789	DraftKings, Inc. Class A*	10,295,454
424,268	Las Vegas Sands Corp.*	15,969,448
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	Consumer Services - 4.5% - (continued)
166,247	McDonald's Corp.	$ 44,565,833
265,245	Penn National Gaming, Inc.*	13,752,953
207,607	Six Flags Entertainment Corp.*	8,839,906
106,052	Yum! Brands, Inc.	14,726,381
		201,139,843
	Diversified Financials - 4.0%
126,508	Allfunds Group plc*	2,491,131
203,137	American Express Co.	33,233,213
397,573	Bank of New York Mellon Corp.	23,091,040
23,929	BlackRock, Inc.	21,908,435
369,419	Charles Schwab Corp.	31,068,138
5,060	Coinbase Global, Inc. Class A*	1,276,992
312,151	Equitable Holdings, Inc.	10,235,431
163,458	Intermediate Capital Group plc	4,867,897
195,842	Raymond James Financial, Inc.	19,662,537
30,360	S&P Global, Inc.	14,327,795
231,706	Voya Financial, Inc.	15,364,425
81,880	XP, Inc. Class A*	2,353,231
		179,880,265
	Energy - 1.4%
335,178	Baker Hughes Co.	8,064,383
531,570	Canadian Natural Resources Ltd.	22,458,832
94,492	ConocoPhillips	6,820,433
65,281	Diamondback Energy, Inc.	7,040,556
260,619	Halliburton Co.	5,960,356
44,790	Occidental Petroleum Corp.	1,298,462
360,385	Schlumberger Ltd.	10,793,531
		62,436,553
	Food & Staples Retailing - 0.1%
70,870	Sysco Corp.	5,566,839
	Food, Beverage & Tobacco - 5.0%
607,996	Altria Group, Inc.	28,812,931
577,134	Coca-Cola Co.	34,172,104
50,931	Constellation Brands, Inc. Class A	12,782,153
432,268	Diageo plc	23,634,702
145,785	General Mills, Inc.	9,822,993
638,945	Keurig Dr Pepper, Inc.	23,551,513
111,887	Mondelez International, Inc. Class A	7,419,227
265,053	PepsiCo., Inc.	46,042,357
286,217	Philip Morris International, Inc.	27,190,615
155,584	Tyson Foods, Inc. Class A	13,560,701
		226,989,296
	Health Care Equipment & Services - 7.8%
66,576	ABIOMED, Inc.*	23,912,102
290,553	Baxter International, Inc.	24,941,069
74,167	Becton Dickinson and Co.	18,651,517
321,764	Boston Scientific Corp.*	13,668,535
23,248	Cardinal Health, Inc.	1,197,040
251,570	Centene Corp.*	20,729,368
206,812	CVS Health Corp.	21,334,726
212,316	Dentsply Sirona, Inc.	11,845,110
26,523	DexCom, Inc.*	14,241,525
178,627	Encompass Health Corp.	11,657,198
213,676	GoodRx Holdings, Inc. Class A*(4)	6,982,932
35,155	Humana, Inc.	16,306,998
39,762	Insulet Corp.*	10,579,475
60,433	McKesson Corp.	15,021,831
331,065	Medtronic plc	34,248,674
180,188	Oak Street Health, Inc.*	5,971,430
57,776	Quest Diagnostics, Inc.	9,995,826

The accompanying notes are an integral part of these financial statements.
56

Hartford Capital Appreciation HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	Health Care Equipment & Services - 7.8% - (continued)
975,389	Sharecare, Inc.*	$ 4,379,497
47,856	Stryker Corp.	12,797,651
34,115	Teleflex, Inc.	11,206,095
105,293	UnitedHealth Group, Inc.	52,871,827
36,957	Veeva Systems, Inc. Class A*	9,441,774
		351,982,200
	Household & Personal Products - 2.1%
579,017	Colgate-Palmolive Co.	49,413,311
45,075	Kimberly-Clark Corp.	6,442,119
242,800	Procter & Gamble Co.	39,717,224
		95,572,654
	Insurance - 4.5%
696,019	Aflac, Inc.	40,640,550
163,295	Athene Holding Ltd. Class A*	13,607,372
372,446	Chubb Ltd.	71,997,536
248,932	Marsh & McLennan Cos., Inc.	43,269,360
390,510	MetLife, Inc.	24,402,970
71,708	Travelers Cos., Inc.	11,217,283
		205,135,071
	Materials - 3.3%
38,394	Albemarle Corp.	8,975,365
72,267	Celanese Corp.	12,145,192
137,931	CRH plc	7,308,395
160,703	Ecolab, Inc.	37,699,317
254,751	FMC Corp.	27,994,587
91,209	Linde plc	31,597,534
123,631	Reliance Steel & Aluminum Co.	20,055,421
79,699	Rio Tinto plc	5,255,849
		151,031,660
	Media & Entertainment - 8.0%
245,552	Activision Blizzard, Inc.	16,336,575
29,794	Alphabet, Inc. Class A*	86,314,410
10,899	Cable One, Inc.	19,219,842
17,191	Charter Communications, Inc. Class A*	11,208,016
261,725	Electronic Arts, Inc.	34,521,527
34,628	Live Nation Entertainment, Inc.*	4,144,625
191,950	Match Group, Inc.*	25,385,388
104,868	Meta Platforms, Inc. Class A*	35,272,352
5,494	Netflix, Inc.*	3,309,805
347,251	Omnicom Group, Inc.	25,443,081
189,386	Pinterest, Inc. Class A*	6,884,181
96,965	Roku, Inc.*	22,127,413
6,906	Sea Ltd. ADR*	1,544,941
224,181	Snap, Inc. Class A*	10,543,232
104,376	Spotify Technology S.A.*	24,427,115
62,600	Tencent Holdings Ltd.	3,652,779
182,999	Twitter, Inc.*	7,909,217
89,826	Walt Disney Co.*	13,913,149
162,053	ZoomInfo Technologies, Inc.*	10,403,803
		362,561,451
	Pharmaceuticals, Biotechnology & Life Sciences - 6.4%
43,182	Alnylam Pharmaceuticals, Inc.*	7,322,804
146,073	Apellis Pharmaceuticals, Inc.*	6,906,331
235,804	AstraZeneca plc ADR	13,735,583
51,166	Biogen, Inc.*	12,275,747
89,277	Danaher Corp.	29,373,026
98,489	Elanco Animal Health, Inc.*	2,795,118
34,056	Eli Lilly & Co.	9,406,948
258,375	Exact Sciences Corp.*	20,109,326
47,499	Illumina, Inc.*	18,070,520
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 6.4% - (continued)
266,612	Johnson & Johnson	$ 45,609,315
72,007	Kodiak Sciences, Inc.*	6,104,753
4,749	Lonza Group AG	3,953,960
215,515	Organon & Co.	6,562,432
462,520	Pfizer, Inc.	27,311,806
181,322	PTC Therapeutics, Inc.*	7,222,055
29,399	Regeneron Pharmaceuticals, Inc.*	18,566,056
100,908	Sanofi	10,125,508
191,461	Seagen, Inc.*	29,599,871
81,706	Ultragenyx Pharmaceutical, Inc.*	6,870,657
34,015	Vertex Pharmaceuticals, Inc.*	7,469,694
		289,391,510
	Real Estate - 2.5%
106,333	American Tower Corp. REIT	31,102,403
423,597	Americold Realty Trust REIT	13,889,746
49,195	Crown Castle International Corp. REIT	10,268,964
12,520	Equinix, Inc. REIT	10,589,917
30,501	Prologis, Inc. REIT	5,135,148
192,432	Redfin Corp.*	7,387,464
745,361	VICI Properties, Inc. REIT(4)	22,442,820
149,870	Welltower, Inc. REIT	12,854,350
		113,670,812
	Retailing - 6.3%
52,258	Alibaba Group Holding Ltd. ADR*	6,207,728
8,451,700	Allstar Co.(1)(2)(3)(5)	—
14,326	Amazon.com, Inc.*	47,767,755
7,294	AutoZone, Inc.*	15,291,069
53,917	CarMax, Inc.*	7,021,611
190,510	Chewy, Inc. Class A*(4)	11,234,375
45,605	Dollar General Corp.	10,755,027
177,940	Dollar Tree, Inc.*	25,004,129
65,374	Etsy, Inc.*	14,312,984
83,745	Five Below, Inc.*	17,326,003
88,269	LKQ Corp.	5,298,788
8,321	MercadoLibre, Inc.*	11,220,036
175,310	Ross Stores, Inc.	20,034,427
37,562	Target Corp.	8,693,349
691,095	TJX Cos., Inc.	52,467,932
115,140	Tory Burch LLC(1)(2)(3)	5,258,428
53,942	Ulta Beauty, Inc.*	22,242,444
27,471	Zalando SE*(6)	2,212,967
		282,349,052
	Semiconductors & Semiconductor Equipment - 4.6%
280,146	Advanced Micro Devices, Inc.*	40,313,010
2,177	ASML Holding N.V.	1,743,820
26,513	Broadcom, Inc.	17,642,015
152,895	First Solar, Inc.*	13,326,328
91,270	Infineon Technologies AG	4,201,930
18,612	KLA Corp.	8,005,207
95,455	Marvell Technology, Inc.	8,351,358
174,100	Micron Technology, Inc.	16,217,415
62,168	MKS Instruments, Inc.	10,827,801
107,253	NVIDIA Corp.	31,544,180
39,515	NXP Semiconductors N.V.	9,000,727
47,396	Qorvo, Inc.*	7,412,261
41,058	SolarEdge Technologies, Inc.*	11,519,643
54,885	Synaptics, Inc.*	15,889,756

The accompanying notes are an integral part of these financial statements.
57

Hartford Capital Appreciation HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	Semiconductors & Semiconductor Equipment - 4.6% - (continued)
120,000	Taiwan Semiconductor Manufacturing Co., Ltd.	$ 2,654,519
44,732	Universal Display Corp.	7,382,122
		206,032,092
	Software & Services - 14.4%
51,902	Accenture plc Class A	21,515,974
138,721	ANSYS, Inc.*	55,643,767
14,428	Autodesk, Inc.*	4,057,009
20,184	Avalara, Inc.*	2,605,956
101,715	Block, Inc. Class A*	16,427,990
235,301	Cognizant Technology Solutions Corp. Class A	20,875,905
176,453	Dynatrace, Inc.*	10,648,938
38,304	Fair Isaac Corp.*	16,611,296
203,406	Fidelity National Information Services, Inc.	22,201,765
62,677	Five9, Inc.*	8,606,806
64,869	FleetCor Technologies, Inc.*	14,520,277
524,123	Genpact Ltd.	27,820,449
11,872	Global Payments, Inc.	1,604,857
192,544	GoDaddy, Inc. Class A*	16,339,284
180,704	Guidewire Software, Inc.*	20,515,325
342,899	International Business Machines Corp.	45,831,880
3,756	Intuit, Inc.	2,415,934
91,881	Mastercard, Inc. Class A	33,014,681
91,031	Microsoft Corp.	30,615,546
22,120	MongoDB, Inc.*	11,709,222
495,275	Oracle Corp.	43,192,933
20,871	Palo Alto Networks, Inc.*	11,620,138
48,278	Paycom Software, Inc.*	20,044,543
94,992	RingCentral, Inc. Class A*	17,796,751
69,754	salesforce.com, Inc.*	17,726,584
5,611	Sharecare, Inc. Earnout(1)(2)(3)	5,039
1,994	Shopify, Inc. Class A*	2,746,516
327,501	UiPath, Inc.*(4)	14,125,118
53,878	Varonis Systems, Inc.*	2,628,169
245,962	Visa, Inc. Class A	53,302,425
173,860	VMware, Inc. Class A	20,146,897
1,048,047	Western Union Co.	18,697,158
98,205	WEX, Inc.*	13,787,000
116,508	Workday, Inc. Class A*	31,827,655
		651,229,787
	Technology Hardware & Equipment - 3.7%
26,106	Apple, Inc.	4,635,642
225,544	Arista Networks, Inc.*	32,421,950
77,455	CDW Corp.	15,861,235
390,678	Cisco Systems, Inc.	24,757,265
86,295	F5 Networks, Inc.*	21,117,250
943,830	Flex Ltd.*	17,300,404
242,921	II-VI, Inc.*	16,598,792
5,470	Keyence Corp.	3,439,307
140,077	Lumentum Holdings, Inc.*	14,815,944
12,489	Motorola Solutions, Inc.	3,393,261
140,709	Samsung Electronics Co., Ltd.	9,241,051
11,901	TE Connectivity Ltd.	1,920,107
		165,502,208
	Telecommunication Services - 0.5%
206,349	T-Mobile U.S., Inc.*	23,932,357
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	Transportation - 2.2%
77,534	J.B. Hunt Transport Services, Inc.	$ 15,847,950
255,600	Localiza Rent a Car S.A.	2,432,100
360,527	Uber Technologies, Inc.*	15,116,897
135,689	Union Pacific Corp.	34,184,130
145,512	United Parcel Service, Inc. Class B	31,189,042
		98,770,119
	Utilities - 2.0%
137,548	Avangrid, Inc.(4)	6,860,894
433,780	CenterPoint Energy, Inc.	12,106,800
79,924	Consolidated Edison, Inc.	6,819,116
145,372	Duke Energy Corp.	15,249,523
379,684	Exelon Corp.	21,930,548
1,201,510	Iberdrola S.A.	14,225,849
154,594	Pinnacle West Capital Corp.	10,912,790
		88,105,520
	Total Common Stocks (cost $3,273,764,933)	$ 4,395,853,571
CONVERTIBLE PREFERRED STOCKS - 0.0%
	Software & Services - 0.0%
58	Magic Leap, Inc. Series C*(1)(2)(3)	$ 445
50,200	Nanigans, Inc. Series D*(1)(2)(3)	—
	Total Convertible Preferred Stocks (cost $1,227,675)	$ 445
EXCHANGE-TRADED FUNDS - 0.9%
	Other Investment Pools & Funds - 0.9%
9,560	iShares MSCI ACWI ETF (4)	$ 1,011,257
130,529	iShares Russell 1000 Growth ETF	39,888,357
		40,899,614
	Total Exchange-Traded Funds (cost $38,224,323)	$ 40,899,614
WARRANTS - 0.0%
	Software & Services - 0.0%
118,391	Nanigans, Inc. Expires 6/18/28*(1)(2)(3)	$ —
	Total Warrants (cost $—)	$ —
	Total Long-Term Investments (Cost $3,313,216,931)	$ 4,436,753,630
SHORT-TERM INVESTMENTS - 1.8%
	Repurchase Agreements - 1.3%
$ 58,420,800	Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/2021 at 0.020%, due on 1/3/2021 with a maturity value of $58,420,897; collateralized by U.S. Treasury Bond at 2.25%, maturing 05/15/2041, with a market value of $59,589,293.	$ 58,420,800
	Securities Lending Collateral - 0.5%
826,330	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(7)	826,330

The accompanying notes are an integral part of these financial statements.
58

Hartford Capital Appreciation HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 1.8% - (continued)
	Securities Lending Collateral - 0.5% - (continued)
21,636,988	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(7)		$ 21,636,988
1,260,597	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(7)		1,260,597
			23,723,915
	Total Short-Term Investments (cost $82,144,715)		$ 82,144,715
	Total Investments (cost $3,395,361,646)	100.2%	$ 4,518,898,345
	Other Assets and Liabilities	(0.2)%	(8,496,219)
	Total Net Assets	100.0%	$ 4,510,402,126
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2021, the aggregate fair value of these securities are $12,637,030, which represented 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(2)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $12,637,030 or 0.3% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
08/2011	Allstar Co.	8,451,700	$ —	$ —
06/2015	HF Global, Inc.	350,600	4,713,607	7,373,118
12/2015	Magic Leap, Inc. Series C Convertible Preferred	58	679,566	445
03/2015	Nanigans, Inc. Series D Convertible Preferred	50,200	548,109	—
12/2021	Nanigans, Inc. Expires 6/18/28 Warrants	118,391	—	—
07/2021	Sharecare, Inc. Earnout	5,611	—	5,039
11/2013	Tory Burch LLC	115,140	9,024,247	5,258,428
			$ 14,965,529	$ 12,637,030

(3)	Investment valued using significant unobservable inputs.
(4)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(5)	Affiliated company – The Fund owns greater than 5% of the outstanding voting securities of this issuer.
(6)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2021, the aggregate value of this security was $2,212,967, representing 0.0% of net assets.
(7)	Current yield as of period end.

Futures Contracts Outstanding at December 31, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
NASDAQ 100 E-MINI Future	175	03/18/2022	$ 57,122,625	$ (257,154)
Total futures contracts				$ (257,154)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
59

Hartford Capital Appreciation HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 71,997,024	$ 67,340,551	$ 4,656,473	$ —
Banks	110,471,301	99,932,560	10,538,741	—
Capital Goods	280,518,296	258,559,871	14,585,307	7,373,118
Commercial & Professional Services	60,893,943	58,039,203	2,854,740	—
Consumer Durables & Apparel	110,693,718	102,263,661	8,430,057	—
Consumer Services	201,139,843	184,249,064	16,890,779	—
Diversified Financials	179,880,265	175,012,368	4,867,897	—
Energy	62,436,553	62,436,553	—	—
Food & Staples Retailing	5,566,839	5,566,839	—	—
Food, Beverage & Tobacco	226,989,296	203,354,594	23,634,702	—
Health Care Equipment & Services	351,982,200	351,982,200	—	—
Household & Personal Products	95,572,654	95,572,654	—	—
Insurance	205,135,071	205,135,071	—	—
Materials	151,031,660	138,467,416	12,564,244	—
Media & Entertainment	362,561,451	358,908,672	3,652,779	—
Pharmaceuticals, Biotechnology & Life Sciences	289,391,510	275,312,042	14,079,468	—
Real Estate	113,670,812	113,670,812	—	—
Retailing	282,349,052	274,877,657	2,212,967	5,258,428
Semiconductors & Semiconductor Equipment	206,032,092	197,431,823	8,600,269	—
Software & Services	651,229,787	651,224,748	—	5,039
Technology Hardware & Equipment	165,502,208	152,821,850	12,680,358	—
Telecommunication Services	23,932,357	23,932,357	—	—
Transportation	98,770,119	98,770,119	—	—
Utilities	88,105,520	73,879,671	14,225,849	—
Convertible Preferred Stocks	445	—	—	445
Exchange-Traded Funds	40,899,614	40,899,614	—	—
Warrants	—	—	—	—
Short-Term Investments	82,144,715	23,723,915	58,420,800	—
Total	$ 4,518,898,345	$ 4,293,365,885	$ 212,895,430	$ 12,637,030
Liabilities
Futures Contracts(2)	$ (257,154)	$ (257,154)	$ —	$ —
Total	$ (257,154)	$ (257,154)	$ —	$ —

(1)	For the year ended December 31, 2021, investments valued at $10,057,523 were transferred into Level 3 due to the unavailability of active market pricing, and investments valued at $5,261,607 were transferred out of Level 3 due to the availability of significant observable inputs.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2021 is not presented.
The accompanying notes are an integral part of these financial statements.
60

Hartford Disciplined Equity HLS Fund
Schedule of Investments
December 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.2%
	Automobiles & Components - 1.7%
1,159,859	Ford Motor Co.	$ 24,090,271
34,757	Tesla, Inc.*	36,730,503
		60,820,774
	Banks - 5.2%
1,731,778	Bank of America Corp.	77,046,803
495,346	JP Morgan Chase & Co.	78,438,039
117,071	PNC Financial Services Group, Inc.	23,475,077
		178,959,919
	Capital Goods - 5.8%
245,855	AMETEK, Inc.	36,150,519
90,196	Deere & Co.	30,927,307
339,734	Fortune Brands Home & Security, Inc.	36,317,565
130,092	IDEX Corp.	30,743,341
123,743	Illinois Tool Works, Inc.	30,539,772
431,286	Raytheon Technologies Corp.	37,116,473
		201,794,977
	Commercial & Professional Services - 2.2%
119,930	Equifax, Inc.	35,114,305
247,794	Leidos Holdings, Inc.	22,028,886
138,888	Republic Services, Inc.	19,367,932
		76,511,123
	Consumer Durables & Apparel - 2.2%
265,850	NIKE, Inc. Class B	44,309,220
458,193	VF Corp.	33,548,891
		77,858,111
	Consumer Services - 2.6%
116,721	Airbnb, Inc. Class A*	19,432,879
10,257	Booking Holdings, Inc.*	24,608,902
171,310	McDonald's Corp.	45,923,072
		89,964,853
	Diversified Financials - 5.0%
277,668	American Express Co.	45,426,485
41,752	BlackRock, Inc.	38,226,461
413,318	Charles Schwab Corp.	34,760,044
559,274	Morgan Stanley	54,898,336
		173,311,326
	Energy - 1.3%
489,954	EOG Resources, Inc.	43,522,614
	Food & Staples Retailing - 1.1%
262,685	Walmart, Inc.	38,007,893
	Food, Beverage & Tobacco - 2.2%
177,718	Constellation Brands, Inc. Class A	44,601,886
317,922	Monster Beverage Corp.*	30,533,229
		75,135,115
	Health Care Equipment & Services - 7.2%
242,426	Abbott Laboratories	34,119,035
389,318	Baxter International, Inc.	33,419,057
129,208	Becton Dickinson and Co.	32,493,228
393,251	Hologic, Inc.*	30,107,297
98,878	Laboratory Corp. of America Holdings*	31,068,456
179,569	UnitedHealth Group, Inc.	90,168,778
		251,375,851
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.2% - (continued)
	Household & Personal Products - 3.0%
377,669	Colgate-Palmolive Co.	$ 32,230,272
444,774	Procter & Gamble Co.	72,756,131
		104,986,403
	Insurance - 1.6%
168,131	Chubb Ltd.	32,501,404
233,268	Progressive Corp.	23,944,960
		56,446,364
	Materials - 1.1%
219,717	PPG Industries, Inc.	37,888,000
	Media & Entertainment - 10.9%
66,828	Alphabet, Inc. Class A*	193,603,389
240,762	Meta Platforms, Inc. Class A*	80,980,299
78,403	Netflix, Inc.*	47,233,103
355,668	Walt Disney Co.*	55,089,417
		376,906,208
	Pharmaceuticals, Biotechnology & Life Sciences - 7.2%
140,633	Danaher Corp.	46,269,664
202,528	Eli Lilly & Co.	55,942,284
654,484	Merck & Co., Inc.	50,159,654
60,289	Regeneron Pharmaceuticals, Inc.*	38,073,709
88,550	Thermo Fisher Scientific, Inc.	59,084,102
		249,529,413
	Real Estate - 1.7%
124,006	American Tower Corp. REIT	36,271,755
454,943	Gaming and Leisure Properties, Inc. REIT	22,137,526
		58,409,281
	Retailing - 5.3%
38,051	Amazon.com, Inc.*	126,874,971
723,183	TJX Cos., Inc.	54,904,053
38,805	Tory Burch LLC*(1)(2)(3)	1,772,226
		183,551,250
	Semiconductors & Semiconductor Equipment - 6.0%
276,159	Advanced Micro Devices, Inc.*	39,739,280
81,968	KLA Corp.	35,255,256
66,496	NVIDIA Corp.	19,557,139
218,040	QUALCOMM, Inc.	39,872,975
150,818	Teradyne, Inc.	24,663,267
262,844	Texas Instruments, Inc.	49,538,209
		208,626,126
	Software & Services - 11.9%
234,212	Fidelity National Information Services, Inc.	25,564,240
153,099	Global Payments, Inc.	20,695,923
251,009	GoDaddy, Inc. Class A*	21,300,624
140,030	Mastercard, Inc. Class A	50,315,579
575,195	Microsoft Corp.	193,449,582
44,476	Palo Alto Networks, Inc.*	24,762,458
191,472	salesforce.com, Inc.*	48,658,779
105,204	Workday, Inc. Class A*	28,739,629
		413,486,814
	Technology Hardware & Equipment - 10.0%
935,482	Apple, Inc.	166,113,538
173,173	CDW Corp.	35,462,367
912,194	Corning, Inc.	33,960,983
134,369	F5 Networks, Inc.*	32,881,438

The accompanying notes are an integral part of these financial statements.
61

Hartford Disciplined Equity HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount			Market Value†
COMMON STOCKS - 99.2% - (continued)
	Technology Hardware & Equipment - 10.0% - (continued)
177,579	Motorola Solutions, Inc.		$ 48,248,214
338,689	NetApp, Inc.		31,156,001
			347,822,541
	Telecommunication Services - 0.9%
636,038	Verizon Communications, Inc.		33,048,535
	Transportation - 1.1%
145,446	FedEx Corp.		37,618,153
	Utilities - 2.0%
409,974	American Electric Power Co., Inc.		36,475,387
304,654	Duke Energy Corp.		31,958,204
			68,433,591
	Total Common Stocks (cost $2,137,824,544)		$ 3,444,015,235
CONVERTIBLE PREFERRED STOCKS - 0.2%
	Software & Services - 0.2%
1,871,878	Essence Group Holdings Corp. Series 3*(1)(2)(3)		$ 4,061,975
287,204	Lookout, Inc. Series F*(1)(2)(3)		2,550,372
	Total Convertible Preferred Stocks (cost $6,240,761)		$ 6,612,347
	Total Long-Term Investments (Cost $2,144,065,305)		$ 3,450,627,582
SHORT-TERM INVESTMENTS - 0.6%
	Repurchase Agreements - 0.6%
$ 19,661,557	Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/2021 at 0.020%, due on 01/03/2022 with a maturity value of $19,661,590; collateralized by U.S. Treasury Bond at 2.000%, maturing 11/15/2041, with a market value of $20,054,842		$ 19,661,557
	Total Short-Term Investments (cost $19,661,557)		$ 19,661,557
	Total Investments (cost $2,163,726,862)	100.0%	$ 3,470,289,139
	Other Assets and Liabilities	0.0%	1,006,151
	Total Net Assets	100.0%	$ 3,471,295,290
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2021, the aggregate fair value of these securities are $8,384,573, which represented 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(2)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $8,384,573 or 0.2% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	1,871,878	$ 2,960,001	$ 4,061,975
07/2014	Lookout, Inc. Series F Convertible Preferred	287,204	3,280,760	2,550,372
11/2013	Tory Burch LLC	38,805	3,041,403	1,772,226
			$ 9,282,164	$ 8,384,573

(3)	Investment valued using significant unobservable inputs.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
62

Hartford Disciplined Equity HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 60,820,774	$ 60,820,774	$ —	$ —
Banks	178,959,919	178,959,919	—	—
Capital Goods	201,794,977	201,794,977	—	—
Commercial & Professional Services	76,511,123	76,511,123	—	—
Consumer Durables & Apparel	77,858,111	77,858,111	—	—
Consumer Services	89,964,853	89,964,853	—	—
Diversified Financials	173,311,326	173,311,326	—	—
Energy	43,522,614	43,522,614	—	—
Food & Staples Retailing	38,007,893	38,007,893	—	—
Food, Beverage & Tobacco	75,135,115	75,135,115	—	—
Health Care Equipment & Services	251,375,851	251,375,851	—	—
Household & Personal Products	104,986,403	104,986,403	—	—
Insurance	56,446,364	56,446,364	—	—
Materials	37,888,000	37,888,000	—	—
Media & Entertainment	376,906,208	376,906,208	—	—
Pharmaceuticals, Biotechnology & Life Sciences	249,529,413	249,529,413	—	—
Real Estate	58,409,281	58,409,281	—	—
Retailing	183,551,250	181,779,024	—	1,772,226
Semiconductors & Semiconductor Equipment	208,626,126	208,626,126	—	—
Software & Services	413,486,814	413,486,814	—	—
Technology Hardware & Equipment	347,822,541	347,822,541	—	—
Telecommunication Services	33,048,535	33,048,535	—	—
Transportation	37,618,153	37,618,153	—	—
Utilities	68,433,591	68,433,591	—	—
Convertible Preferred Stocks	6,612,347	—	—	6,612,347
Short-Term Investments	19,661,557	—	19,661,557	—
Total	$ 3,470,289,139	$ 3,442,243,009	$ 19,661,557	$ 8,384,573

(1)	For the year ended December 31, 2021, there were no transfers in and out of Level 3.
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ending December 31, 2021:
	Common Stocks	Convertible Preferred Stocks	Escrows	Total
Beginning balance	$ 3,119,637	$ 31,015,085	$ 5,167	$ 34,139,889
Purchases	—	549,247	—	549,247
Sales	(1,217,677)	(51,498,823)	(17,809)	(52,734,309)
Accrued discounts/(premiums)	—	—	—	—
Total realized gain/(loss)	562,690	37,790,877	17,809	38,371,376
Net change in unrealized appreciation/(depreciation)	(692,424)	(11,244,039)	(5,167)	(11,941,630)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Ending balance	$ 1,772,226	$ 6,612,347	$ —	$ 8,384,573
The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at December 31, 2021 was $(745,739).
The accompanying notes are an integral part of these financial statements.
63

Hartford Dividend and Growth HLS Fund
Schedule of Investments
December 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.7%
	Banks - 6.4%
2,090,424	Bank of America Corp.	$ 93,002,964
726,030	JP Morgan Chase & Co.	114,966,850
288,258	PNC Financial Services Group, Inc.	57,801,494
		265,771,308
	Capital Goods - 6.6%
190,722	General Dynamics Corp.	39,759,815
624,608	Ingersoll Rand, Inc.	38,644,497
439,953	Johnson Controls International plc	35,772,579
158,039	Lockheed Martin Corp.	56,168,641
570,120	Otis Worldwide Corp.	49,640,348
612,232	Raytheon Technologies Corp.	52,688,686
		272,674,566
	Commercial & Professional Services - 1.1%
272,235	Waste Management, Inc.	45,436,022
	Consumer Services - 2.5%
359,309	Hilton Worldwide Holdings, Inc.*	56,048,611
172,403	McDonald's Corp.	46,216,072
		102,264,683
	Diversified Financials - 5.8%
347,132	American Express Co.	56,790,795
47,548	BlackRock, Inc.	43,533,047
674,454	Charles Schwab Corp.	56,721,581
223,333	Northern Trust Corp.	26,712,860
118,921	S&P Global, Inc.	56,122,388
		239,880,671
	Energy - 3.9%
439,487	Chevron Corp.	51,573,800
682,874	ConocoPhillips	49,289,845
311,765	Marathon Petroleum Corp.	19,949,842
852,594	Total SE ADR	42,169,299
		162,982,786
	Food & Staples Retailing - 2.5%
587,923	Sysco Corp.	46,181,351
397,765	Walmart, Inc.	57,552,618
		103,733,969
	Food, Beverage & Tobacco - 2.6%
935,394	Coca-Cola Co.	55,384,679
800,297	Mondelez International, Inc. Class A	53,067,694
		108,452,373
	Health Care Equipment & Services - 7.4%
120,320	Anthem, Inc.	55,773,133
198,303	Becton Dickinson and Co.	49,869,238
153,802	HCA Healthcare, Inc.	39,514,810
517,402	Medtronic plc	53,525,237
214,127	UnitedHealth Group, Inc.	107,521,732
		306,204,150
	Household & Personal Products - 0.9%
412,240	Colgate-Palmolive Co.	35,180,562
	Insurance - 6.1%
913,434	American International Group, Inc.	51,937,857
447,735	Chubb Ltd.	86,551,653
557,536	MetLife, Inc.	34,840,425
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.7% - (continued)
	Insurance - 6.1% - (continued)
295,847	Principal Financial Group, Inc.	$ 21,398,613
517,798	Prudential Financial, Inc.	56,046,456
		250,775,004
	Materials - 3.6%
349,525	Celanese Corp.	58,741,172
497,916	FMC Corp.	54,715,989
193,427	PPG Industries, Inc.	33,354,552
		146,811,713
	Media & Entertainment - 5.6%
54,403	Alphabet, Inc. Class A*	157,607,667
1,449,489	Comcast Corp. Class A	72,952,781
		230,560,448
	Pharmaceuticals, Biotechnology & Life Sciences - 8.1%
188,294	Agilent Technologies, Inc.	30,061,137
695,879	AstraZeneca plc ADR	40,534,952
996,183	Bristol-Myers Squibb Co.	62,112,010
586,608	Merck & Co., Inc.	44,957,637
514,398	Novartis AG ADR	44,994,393
1,870,236	Pfizer, Inc.	110,437,436
		333,097,565
	Real Estate - 3.2%
156,102	American Tower Corp. REIT	45,659,835
1,924,587	Host Hotels & Resorts, Inc. REIT*	33,468,568
144,610	Public Storage REIT	54,165,122
		133,293,525
	Retailing - 3.7%
127,596	Home Depot, Inc.	52,953,616
196,317	Lowe's Cos., Inc.	50,744,018
641,081	TJX Cos., Inc.	48,670,870
		152,368,504
	Semiconductors & Semiconductor Equipment - 3.4%
96,927	Broadcom, Inc.	64,496,195
370,888	Micron Technology, Inc.	34,548,217
229,609	Texas Instruments, Inc.	43,274,408
		142,318,820
	Software & Services - 8.9%
118,447	Accenture plc Class A	49,102,204
793,284	Cognizant Technology Solutions Corp. Class A	70,380,156
428,484	Fidelity National Information Services, Inc.	46,769,029
600,324	Microsoft Corp.	201,900,968
		368,152,357
	Technology Hardware & Equipment - 7.9%
672,990	Apple, Inc.	119,502,834
1,240,126	Cisco Systems, Inc.	78,586,785
1,071,940	Corning, Inc.	39,908,326
1,585,585	HP, Inc.	59,728,987
98,573	Motorola Solutions, Inc.	26,782,284
		324,509,216
	Telecommunication Services - 1.9%
1,541,415	Verizon Communications, Inc.	80,091,923
	Transportation - 1.2%
207,257	Ryanair Holdings plc ADR*	21,208,609
104,500	Union Pacific Corp.	26,326,685
		47,535,294

The accompanying notes are an integral part of these financial statements.
64

Hartford Dividend and Growth HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount			Market Value†
COMMON STOCKS - 97.7% - (continued)
	Utilities - 4.4%
539,565	Dominion Energy, Inc.		$ 42,388,226
430,052	Duke Energy Corp.		45,112,455
943,674	Exelon Corp.		54,506,610
290,160	Sempra Energy		38,382,365
			180,389,656
	Total Common Stocks (cost $2,194,373,901)		$ 4,032,485,115
SHORT-TERM INVESTMENTS - 1.8%
	Repurchase Agreements - 1.8%
$ 72,902,802	Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/2021 at 0.020%, due on 01/03/2022 with a maturity value of $72,902,924; collateralized by U.S. Treasury Bond at 1.750%, maturing 08/15/2041, with a market value of $74,360,953		$ 72,902,802
	Total Short-Term Investments (cost $72,902,802)		$ 72,902,802
	Total Investments (cost $2,267,276,703)	99.5%	$ 4,105,387,917
	Other Assets and Liabilities	0.5%	19,702,133
	Total Net Assets	100.0%	$ 4,125,090,050
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 265,771,308	$ 265,771,308	$ —	$ —
Capital Goods	272,674,566	272,674,566	—	—
Commercial & Professional Services	45,436,022	45,436,022	—	—
Consumer Services	102,264,683	102,264,683	—	—
Diversified Financials	239,880,671	239,880,671	—	—
Energy	162,982,786	162,982,786	—	—
Food & Staples Retailing	103,733,969	103,733,969	—	—
Food, Beverage & Tobacco	108,452,373	108,452,373	—	—
Health Care Equipment & Services	306,204,150	306,204,150	—	—
Household & Personal Products	35,180,562	35,180,562	—	—
Insurance	250,775,004	250,775,004	—	—
Materials	146,811,713	146,811,713	—	—
Media & Entertainment	230,560,448	230,560,448	—	—
Pharmaceuticals, Biotechnology & Life Sciences	333,097,565	333,097,565	—	—
Real Estate	133,293,525	133,293,525	—	—
Retailing	152,368,504	152,368,504	—	—
Semiconductors & Semiconductor Equipment	142,318,820	142,318,820	—	—
Software & Services	368,152,357	368,152,357	—	—
Technology Hardware & Equipment	324,509,216	324,509,216	—	—
Telecommunication Services	80,091,923	80,091,923	—	—
Transportation	47,535,294	47,535,294	—	—
Utilities	180,389,656	180,389,656	—	—
Short-Term Investments	72,902,802	—	72,902,802	—
Total	$ 4,105,387,917	$ 4,032,485,115	$ 72,902,802	$ —

(1)	For the year ended December 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
65

Hartford Healthcare HLS Fund
Schedule of Investments
December 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5%
	Biotechnology - 15.1%
73,787	89bio, Inc.*	$ 964,396
57,713	Abcam plc*	1,353,775
6,510	Alnylam Pharmaceuticals, Inc.*	1,103,966
103,687	Amicus Therapeutics, Inc.*	1,197,585
16,400	Arena Pharmaceuticals, Inc.*	1,524,216
3,276	Argenx SE ADR*	1,147,223
8,134	Ascendis Pharma A/S ADR*	1,094,267
21,548	BioAtla, Inc.*	422,987
3,278	BioNTech SE*	845,068
18,171	Blueprint Medicines Corp.*	1,946,296
24,970	Celldex Therapeutics, Inc.*	964,841
48,735	Entrada Therapeutics, Inc.*(1)	834,343
141,000	Everest Medicines Ltd.*(2)	630,249
22,590	Exact Sciences Corp.*	1,758,180
12,323	Genus plc	826,464
46,579	Gracell Biotechnologies, Inc. ADR*(1)	281,337
134,527	ImmunoGen, Inc.*	998,190
119,000	InnoCare Pharma Ltd.*(2)	233,660
38,688	Invitae Corp.*	590,766
79,993	Ironwood Pharmaceuticals, Inc.*	932,718
1,985	Karuna Therapeutics, Inc.*	260,035
10,710	Kodiak Sciences, Inc.*	907,994
17,348	Kymera Therapeutics, Inc.*	1,101,425
15,518	Madrigal Pharmaceuticals, Inc.*	1,314,995
3,469	Moderna, Inc.*	881,057
23,053	Myovant Sciences Ltd.*	358,935
33,962	Nurix Therapeutics, Inc.*	983,200
13,026	Sage Therapeutics, Inc.*	554,126
12,034	Seagen, Inc.*	1,860,457
27,250	Veracyte, Inc.*	1,122,700
14,413	Verve Therapeutics, Inc.*(1)	531,407
20,510	Zai Lab Ltd. ADR*	1,290,827
6,998	Zealand Pharma A/S ADR*(1)	149,337
		30,967,022
	Consumer Finance - 0.1%
14,030	Orion Acquisition Corp.*	139,248
	Health Care Distributors - 1.4%
23,626	AdaptHealth Corp.*	577,892
55,922	Covetrus, Inc.*	1,116,762
26,224	Owens & Minor, Inc.	1,140,744
		2,835,398
	Health Care Equipment - 19.5%
32,181	Baxter International, Inc.	2,762,417
17,480	Becton Dickinson and Co.	4,395,870
135,213	Boston Scientific Corp.*	5,743,848
7,681	DiaSorin S.p.A.	1,461,279
46,921	Edwards Lifesciences Corp.*	6,078,616
19,752	Glaukos Corp.*	877,779
23,505	Hologic, Inc.*	1,799,543
13,559	Inari Medical, Inc.*	1,237,530
9,044	Insulet Corp.*	2,406,337
13,277	Integra LifeSciences Holdings Corp.*	889,426
7,708	iRhythm Technologies, Inc.*	907,155
39,224	Koninklijke Philips N.V.	1,451,743
2,053	Masimo Corp.*	601,077
71,205	Smith & Nephew plc	1,242,696
20,356	Stryker Corp.	5,443,602
6,858	Teleflex, Inc.	2,252,716
134,000	Venus MedTech Hangzhou, Inc. Class H*(1)(2)	510,859
		40,062,493
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5% - (continued)
	Health Care Facilities - 2.7%
55,068	Cano Health, Inc.*(1)	$ 490,656
23,501	Encompass Health Corp.	1,533,675
13,743	HCA Healthcare, Inc.	3,530,852
		5,555,183
	Health Care Services - 2.3%
40,703	agilon health, Inc.*	1,098,981
6,361	Amedisys, Inc.*	1,029,719
48,992	Aveanna Healthcare Holdings, Inc.*	362,541
7,150	Laboratory Corp. of America Holdings*	2,246,601
		4,737,842
	Health Care Supplies - 2.2%
4,147	Align Technology, Inc.*	2,725,325
8,697	Haemonetics Corp.*	461,289
6,313	Quidel Corp.*	852,192
364,000	Shandong Weigao Group Medical Polymer Co., Ltd. Class H	453,797
		4,492,603
	Integrated Telecommunication Services - 0.2%
45,130	MedTech Acquisition Corp.*	452,654
	Life & Health Insurance - 0.1%
28,437	Oscar Health, Inc. Class A*(1)	223,231
	Life Sciences Tools & Services - 11.9%
25,453	Agilent Technologies, Inc.	4,063,571
2,359	Bio-Techne Corp.	1,220,405
25,816	Danaher Corp.	8,493,722
7,177	Illumina, Inc.*	2,730,418
25,053	NanoString Technologies, Inc.*	1,057,988
27,596	NeoGenomics, Inc.*	941,576
5,415	Oxford Industries, Inc.*	51,160
36,842	Syneos Health, Inc.*	3,782,937
1,852	Tecan Group AG	1,124,842
55,554	WuXi AppTec Co., Ltd. Class H(2)	959,878
		24,426,497
	Managed Health Care - 15.2%
38,213	Centene Corp.*	3,148,751
10,202	Humana, Inc.	4,732,300
6,389	Molina Healthcare, Inc.*	2,032,213
55,900	Notre Dame Intermedica Participacoes S.A.	605,667
41,214	UnitedHealth Group, Inc.	20,695,198
		31,214,129
	Other Diversified Financial Services - 0.3%
72,104	DA32 Life Science Tech Acquisition Corp. Class A*	707,340
	Pharmaceuticals - 27.5%
136,100	Astellas Pharma, Inc.	2,215,099
63,371	AstraZeneca plc ADR	3,691,361
119,309	Bristol-Myers Squibb Co.	7,438,916
30,400	Chugai Pharmaceutical Co., Ltd.	990,918
294,000	CSPC Pharmaceutical Group Ltd.	320,133
75,435	Daiichi Sankyo Co., Ltd.	1,919,928
24,309	Eisai Co., Ltd.	1,379,969
21,542	Elanco Animal Health, Inc.*	611,362
42,435	Eli Lilly & Co.	11,721,396
23,082	Hikma Pharmaceuticals plc	693,176
35,945	Hutchmed China Ltd.*(1)	261,248
8,979	Hutchmed China Ltd. ADR*	314,983
170,200	Hypera S.A.	863,834
40,400	Kyowa Kirin Co., Ltd.	1,101,534
11,196	Novartis AG	983,815

The accompanying notes are an integral part of these financial statements.
66

Hartford Healthcare HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount			Market Value†
COMMON STOCKS - 98.5% - (continued)
	Pharmaceuticals - 27.5% - (continued)
54,176	Ono Pharmaceutical Co., Ltd.		$ 1,346,566
239,566	Pfizer, Inc.		14,146,372
7,972	UCB S.A.		909,812
22,607	Zoetis, Inc.		5,516,786
			56,427,208
	Total Common Stocks (cost $144,555,121)		$ 202,240,848
SHORT-TERM INVESTMENTS - 2.2%
	Repurchase Agreements - 1.3%
$ 2,707,778	Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/2021 at 0.020%, due on 01/03/2022 with a maturity value of $2,707,783; collateralized by U.S. Treasury Bond at 1.750%, maturing 08/15/2041, with a market value of $2,762,013		$ 2,707,778
	Securities Lending Collateral - 0.9%
65,757	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(3)		65,757
1,721,823	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(3)		1,721,823
100,316	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(3)		100,316
			1,887,896
	Total Short-Term Investments (cost $4,595,674)		$ 4,595,674
	Total Investments (cost $149,150,795)	100.7%	$ 206,836,522
	Other Assets and Liabilities	(0.7)%	(1,445,739)
	Total Net Assets	100.0%	$ 205,390,783
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2021, the aggregate value of these securities was $2,334,646, representing 1.1% of net assets.
(3)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Biotechnology	$ 30,967,022	$ 29,152,318	$ 1,814,704	$ —
Consumer Finance	139,248	139,248	—	—
Health Care Distributors	2,835,398	2,835,398	—	—
Health Care Equipment	40,062,493	35,395,916	4,666,577	—
Health Care Facilities	5,555,183	5,555,183	—	—
Health Care Services	4,737,842	4,737,842	—	—
Health Care Supplies	4,492,603	4,038,806	453,797	—
Integrated Telecommunication Services	452,654	452,654	—	—
Life & Health Insurance	223,231	223,231	—	—
Life Sciences Tools & Services	24,426,497	22,341,777	2,084,720	—
Managed Health Care	31,214,129	31,214,129	—	—
Other Diversified Financial Services	707,340	707,340	—	—
Pharmaceuticals	56,427,208	44,305,010	12,122,198	—
Short-Term Investments	4,595,674	1,887,896	2,707,778	—
Total	$ 206,836,522	$ 182,986,748	$ 23,849,774	$ —

(1)	For the year ended December 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
67

Hartford International Opportunities HLS Fund
Schedule of Investments
December 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.1%
	Australia - 2.1%
1,283,090	Goodman Group REIT	$ 24,733,890
	Belgium - 1.8%
244,418	KBC Group N.V.	21,000,696
	Brazil - 1.4%
795,012	Localiza Rent a Car S.A.	7,564,746
294,620	XP, Inc. Class A*	8,467,379
		16,032,125
	Canada - 6.0%
278,678	Brookfield Asset Management, Inc. Class A	16,829,292
956,770	Cenovus Energy, Inc.	11,731,296
13,629	Constellation Software, Inc.	25,286,727
104,166	Ritchie Bros Auctioneers, Inc.	6,374,552
7,650	Shopify, Inc. Class A*	10,537,033
		70,758,900
	China - 9.2%
3,849,000	China Longyuan Power Group Corp. Ltd. Class H	8,990,560
1,213,500	China Merchants Bank Co., Ltd. Class H	9,440,519
142,397	China Tourism Group Duty Free Corp. Ltd. Class A	4,908,923
404,526	ENN Energy Holdings Ltd.	7,626,007
1,341	Hangzhou Tigermed Consulting Co., Ltd. Class H(1)	17,015
1,145,000	Li Ning Co., Ltd.	12,560,689
403,600	Meituan Class B*(1)	11,671,091
409,400	Proya Cosmetics Co., Ltd. Class A	13,388,931
768,200	Shandong Sinocera Functional Material Co., Ltd. Class A	5,130,978
509,591	Tencent Holdings Ltd.	29,735,197
304,900	WuXi AppTec Co., Ltd. Class H(1)	5,268,153
		108,738,063
	Denmark - 1.3%
41,635	Ascendis Pharma A/S ADR*	5,601,157
18,020	DSV Panalpina A/S	4,199,169
13,831	Genmab A/S*	5,520,685
		15,321,011
	France - 8.3%
503,325	AXA S.A.	14,980,591
305,700	BNP Paribas S.A.	21,136,412
458,924	Bureau Veritas S.A.	15,235,785
53,234	Cie de Saint-Gobain	3,744,829
5,195	Hermes International	9,077,604
4,859	Kering S.A.	3,898,626
25,738	L'Oreal S.A.	12,272,204
7,050	LVMH Moet Hennessy Louis Vuitton SE	5,826,357
59,079	Schneider Electric SE	11,614,659
		97,787,067
	Germany - 6.0%
1,693,611	Commerzbank AG*	12,813,137
446,234	Infineon Technologies AG	20,543,924
162,892	Siemens AG	28,213,347
107,033	Zalando SE*(1)	8,622,201
		70,192,609
	Hong Kong - 1.7%
106,000	Hong Kong Exchanges & Clearing Ltd.	6,199,300
689,645	Techtronic Industries Co., Ltd.	13,748,002
		19,947,302
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.1% - (continued)
	India - 3.5%
337,102	HDFC Bank Ltd.	$ 6,673,682
1,577,249	ICICI Bank Ltd.	15,679,359
585,110	Reliance Industries Ltd.	18,586,940
		40,939,981
	Ireland - 1.3%
238,165	CRH plc	12,619,382
49,460	Smurfit Kappa Group plc	2,726,056
		15,345,438
	Israel - 1.1%
75,100	CyberArk Software Ltd.*	13,013,328
	Italy - 1.8%
82,305	Ferrari N.V.	21,185,794
	Japan - 14.0%
119,300	Bandai Namco Holdings, Inc.	9,327,873
281,300	Dai-ichi Life Holdings, Inc.	5,673,812
93,525	Daikin Industries Ltd.	21,185,206
53,972	Eisai Co., Ltd.	3,063,872
66,800	Hoya Corp.	9,912,567
246,200	Kao Corp.	12,894,553
30,022	Keyence Corp.	18,876,575
3,108,500	Mitsubishi UFJ Financial Group, Inc.	16,917,310
55,500	Oriental Land Co., Ltd.	9,358,803
244,915	Recruit Holdings Co., Ltd.	14,904,470
184,500	Sony Corp.	23,298,323
209,500	Subaru Corp.	3,743,306
38,987	Sysmex Corp.	5,262,524
543,300	T&D Holdings, Inc.	6,941,073
7,000	Tokyo Electron Ltd.	4,029,006
		165,389,273
	Luxembourg - 1.4%
513,135	ArcelorMittal S.A.	16,460,672
	Netherlands - 7.0%
229,382	AerCap Holdings N.V.*	15,006,170
7,193	Argenx SE ADR*	2,518,917
13,640	ASML Holding N.V.	10,925,911
64,039	Koninklijke DSM N.V.	14,421,986
85,804	Koninklijke Philips N.V.	3,175,744
1,103,824	Royal Dutch Shell plc Class A	24,145,943
679,588	Stellantis N.V.	12,829,654
		83,024,325
	Norway - 0.7%
291,461	Equinor ASA	7,717,679
	Singapore - 0.5%
27,207	Sea Ltd. ADR*	6,086,478
	South Korea - 2.2%
179,038	Coupang, Inc.*	5,260,137
253,675	Samsung Electronics Co., Ltd.	16,660,083
6,975	Samsung SDI Co., Ltd.*	3,836,054
		25,756,274
	Spain - 2.1%
148,606	Cellnex Telecom S.A.(1)	8,608,389
1,316,219	Iberdrola S.A.	15,584,001
		24,192,390

The accompanying notes are an integral part of these financial statements.
68

Hartford International Opportunities HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount			Market Value†
COMMON STOCKS - 97.1% - (continued)
	Sweden - 0.6%
30,997	Spotify Technology S.A.*		$ 7,254,228
	Switzerland - 7.2%
92,782	Cie Financiere Richemont S.A.		13,864,861
25,255	Lonza Group AG		21,027,009
109,741	Nestle S.A.		15,321,741
638	Partners Group Holding AG		1,053,216
66,470	Roche Holding AG		27,575,819
38,768	TE Connectivity Ltd.		6,254,829
			85,097,475
	Taiwan - 4.0%
118,623	MediaTek, Inc.		5,090,055
1,888,806	Taiwan Semiconductor Manufacturing Co., Ltd.		41,782,267
			46,872,322
	Thailand - 1.1%
2,981,373	Kasikornbank PCL		12,673,401
	United Kingdom - 10.8%
280,624	Allfunds Group plc*		5,525,905
625,519	Anglo American plc		25,728,984
189,024	AstraZeneca plc		22,072,207
362,894	Diageo plc		19,841,606
592,166	Intermediate Capital Group plc		17,635,130
32,946	London Stock Exchange Group plc		3,099,234
396,683	Prudential plc		6,859,777
229,493	Rio Tinto plc		15,134,199
568,138	Segro plc REIT		11,056,948
			126,953,990
	Total Common Stocks (cost $899,031,628)		$ 1,142,474,711
EXCHANGE-TRADED FUNDS - 0.1%
	Other Investment Pools & Funds - 0.1%
29,344	iShares MSCI ACWI ex U.S. ETF		$ 1,631,526
	Total Exchange-Traded Funds (cost $1,599,571)		$ 1,631,526
	Total Long-Term Investments (cost $900,631,199)		$ 1,144,106,237
SHORT-TERM INVESTMENTS - 1.7%
	Repurchase Agreements - 1.7%
20,328,588	Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/2021 at 0.020%, due on 01/03/2022 with a maturity value of $20,328,622; collateralized by U.S. Treasury Bond at 1.750%, maturing 08/15/2041, with a market value of $20,735,210		$ 20,328,588
	Total Short-Term Investments (cost $20,328,588)		$ 20,328,588
	Total Investments (cost $920,959,787)	98.9%	$ 1,164,434,825
	Other Assets and Liabilities	1.1%	12,562,266
	Total Net Assets	100.0%	$ 1,176,997,091
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2021, the aggregate value of these securities was $34,186,849, representing 2.9% of net assets.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
69

Hartford International Opportunities HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$ 24,733,890	$ —	$ 24,733,890	$ —
Belgium	21,000,696	—	21,000,696	—
Brazil	16,032,125	16,032,125	—	—
Canada	70,758,900	70,758,900	—	—
China	108,738,063	—	108,738,063	—
Denmark	15,321,011	5,601,157	9,719,854	—
France	97,787,067	—	97,787,067	—
Germany	70,192,609	—	70,192,609	—
Hong Kong	19,947,302	—	19,947,302	—
India	40,939,981	—	40,939,981	—
Ireland	15,345,438	—	15,345,438	—
Israel	13,013,328	13,013,328	—	—
Italy	21,185,794	—	21,185,794	—
Japan	165,389,273	—	165,389,273	—
Luxembourg	16,460,672	—	16,460,672	—
Netherlands	83,024,325	17,525,087	65,499,238	—
Norway	7,717,679	—	7,717,679	—
Singapore	6,086,478	6,086,478	—	—
South Korea	25,756,274	5,260,137	20,496,137	—
Spain	24,192,390	—	24,192,390	—
Sweden	7,254,228	7,254,228	—	—
Switzerland	85,097,475	6,254,829	78,842,646	—
Taiwan	46,872,322	—	46,872,322	—
Thailand	12,673,401	12,673,401	—	—
United Kingdom	126,953,990	5,525,905	121,428,085	—
Exchange-Traded Funds	1,631,526	1,631,526	—	—
Short-Term Investments	20,328,588	—	20,328,588	—
Total	$ 1,164,434,825	$ 167,617,101	$ 996,817,724	$ —

(1)	For the year ended December 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
70

Hartford MidCap HLS Fund
Schedule of Investments
December 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 100.0%
	Automobiles & Components - 0.2%
561,583	Arrival S.A.*(1)	$ 4,166,946
	Banks - 5.3%
155,657	Cullen/Frost Bankers, Inc.	19,623,678
31,328	First Citizens BancShares, Inc. Class A	25,997,228
123,929	First Republic Bank	25,592,578
146,392	M&T Bank Corp.	22,482,883
235,640	Prosperity Bancshares, Inc.	17,036,772
		110,733,139
	Capital Goods - 10.9%
138,013	Axon Enterprise, Inc.*	21,668,041
207,289	Builders FirstSource, Inc.*	17,766,740
149,354	Graco, Inc.	12,040,920
148,188	IDEX Corp.	35,019,788
754,001	Ingersoll Rand, Inc.	46,650,042
92,033	Lennox International, Inc.	29,851,824
164,143	Lincoln Electric Holdings, Inc.	22,893,024
70,536	Middleby Corp.*	13,878,663
52,240	Watsco, Inc.	16,344,851
141,828	Westinghouse Air Brake Technologies Corp.	13,063,777
		229,177,670
	Commercial & Professional Services - 2.6%
1,051,610	Dun & Bradstreet Holdings, Inc.*	21,547,489
629,430	GFL Environmental, Inc.	23,823,925
163,368	IAA, Inc.*	8,269,688
		53,641,102
	Consumer Durables & Apparel - 6.8%
212,391	Carter's, Inc.	21,498,217
7,094	NVR, Inc.*	41,917,524
210,555	PVH Corp.	22,455,691
1,011,475	Under Armour, Inc. Class C*	18,247,009
447,261	Vizio Holding Corp.*	8,690,281
364,728	YETI Holdings, Inc.*	30,210,420
		143,019,142
	Consumer Services - 2.3%
236,579	Choice Hotels International, Inc.	36,903,958
122,321	Hyatt Hotels Corp. Class A*	11,730,584
		48,634,542
	Diversified Financials - 2.7%
65,733	Credit Acceptance Corp.*(1)	45,203,270
107,165	Hamilton Lane, Inc. Class A	11,104,437
		56,307,707
	Energy - 0.1%
118,306	Coterra Energy, Inc.	2,247,814
	Food & Staples Retailing - 0.0%
21,621	Performance Food Group Co.*	992,188
	Food, Beverage & Tobacco - 1.0%
343,297	Lamb Weston Holdings, Inc.	21,758,164
	Health Care Equipment & Services - 5.1%
128,616	Encompass Health Corp.	8,393,480
103,383	Inari Medical, Inc.*	9,435,766
8,410	Insulet Corp.*	2,237,649
450,840	Integra LifeSciences Holdings Corp.*	30,201,772
10,383	Masimo Corp.*	3,039,935
78,293	Molina Healthcare, Inc.*	24,903,437
Shares or Principal Amount		Market Value†
COMMON STOCKS - 100.0% - (continued)
	Health Care Equipment & Services - 5.1% - (continued)
72,957	Nevro Corp.*	$ 5,914,624
69,144	Teleflex, Inc.	22,712,421
		106,839,084
	Insurance - 4.4%
42,912	Erie Indemnity Co. Class A(1)	8,267,426
326,830	Fidelity National Financial, Inc.	17,053,989
153,683	Globe Life, Inc.	14,403,171
21,702	Markel Corp.*	26,780,268
13,034	White Mountains Insurance Group Ltd.	13,215,172
148,130	WR Berkley Corp.	12,204,431
		91,924,457
	Materials - 3.1%
1,125,144	Element Solutions, Inc.	27,318,496
400,015	Silgan Holdings, Inc.	17,136,643
338,217	Steel Dynamics, Inc.	20,993,129
		65,448,268
	Media & Entertainment - 3.0%
17,818	Cable One, Inc.	31,421,152
486,693	Cargurus, Inc.*	16,372,352
2,219,407	Zynga, Inc. Class A*	14,204,205
		61,997,709
	Pharmaceuticals, Biotechnology & Life Sciences - 12.5%
26,740	Alnylam Pharmaceuticals, Inc.*	4,534,569
483,748	Apellis Pharmaceuticals, Inc.*	22,871,605
147,943	Arena Pharmaceuticals, Inc.*	13,749,822
6,159	Bio-Techne Corp.	3,186,297
189,198	Exact Sciences Corp.*	14,725,280
98,571	ICON plc*	30,527,439
852,361	Iovance Biotherapeutics, Inc.*	16,271,571
219,208	Jazz Pharmaceuticals plc*	27,927,099
181,277	Kodiak Sciences, Inc.*	15,368,664
77,769	Mirati Therapeutics, Inc.*	11,407,935
192,651	NeoGenomics, Inc.*	6,573,252
449,149	PTC Therapeutics, Inc.*	17,889,605
215,697	Reata Pharmaceuticals, Inc. Class A*	5,687,930
430,803	Sage Therapeutics, Inc.*	18,326,360
208,867	Syneos Health, Inc.*	21,446,464
215,503	Ultragenyx Pharmaceutical, Inc.*	18,121,647
69,409	United Therapeutics Corp.*	14,997,897
		263,613,436
	Real Estate - 4.7%
209,130	Life Storage, Inc. REIT	32,034,533
50,757	PS Business Parks, Inc. REIT	9,347,917
281,805	Redfin Corp.*(1)	10,818,494
321,272	Rexford Industrial Realty, Inc. REIT	26,058,372
598,913	STORE Capital Corp. REIT	20,602,607
		98,861,923
	Retailing - 2.9%
142,923	CarMax, Inc.*	18,612,863
155,291	Chewy, Inc. Class A*(1)	9,157,510
154,915	Etsy, Inc.*	33,917,090
		61,687,463
	Semiconductors & Semiconductor Equipment - 5.8%
408,535	First Solar, Inc.*	35,607,911
204,715	MKS Instruments, Inc.	35,655,212
104,444	Silicon Laboratories, Inc.*	21,559,330
100,822	Synaptics, Inc.*	29,188,977
		122,011,430

The accompanying notes are an integral part of these financial statements.
71

Hartford MidCap HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 100.0% - (continued)
	Software & Services - 11.3%
129,631	Black Knight, Inc.*	$ 10,745,113
314,016	Digital Turbine, Inc.*	19,151,836
916,637	Genpact Ltd.	48,655,092
184,779	Guidewire Software, Inc.*	20,977,960
374,632	Informatica, Inc.*	13,853,891
277,783	LiveRamp Holdings, Inc.*	13,319,695
371,643	Olo, Inc.*	7,733,891
201,035	Q2 Holdings, Inc.*	15,970,220
138,386	Science Applications International Corp.	11,567,686
271,933	Shift4 Payments, Inc. Class A*	15,753,079
551,740	Teradata Corp.*	23,432,398
256,230	WEX, Inc.*	35,972,130
		237,132,991
	Technology Hardware & Equipment - 10.0%
102,765	CDW Corp.	21,044,217
1,668,583	CommScope Holding Co., Inc.*	18,421,156
195,894	F5 Networks, Inc.*	47,937,221
1,796,650	Flex Ltd.*	32,932,594
648,944	II-VI, Inc.*	44,342,344
369,667	Lumentum Holdings, Inc.*	39,099,679
171,047	National Instruments Corp.	7,469,622
		211,246,833
	Transportation - 2.7%
35,149	AMERCO	25,526,258
25,630	J.B. Hunt Transport Services, Inc.	5,238,772
418,826	Knight-Swift Transportation Holdings, Inc.	25,523,257
		56,288,287
	Utilities - 2.6%
194,687	Black Hills Corp.	13,739,062
313,102	NiSource, Inc.	8,644,746
717,452	UGI Corp.	32,938,221
		55,322,029
	Total Common Stocks (cost $1,379,303,096)	$ 2,103,052,324
SHORT-TERM INVESTMENTS - 0.6%
	Repurchase Agreements - 0.1%
$ 1,507,681	Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/2021 at 0.020%, due on 01/03/2022 with a maturity value of $1,507,684; collateralized by U.S. Treasury Bond at 2.000%, maturing 11/15/2041, with a market value of $1,537,919	$ 1,507,681
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.6% - (continued)
	Securities Lending Collateral - 0.5%
375,058	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(2)		$ 375,058
9,820,690	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(2)		9,820,690
572,165	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(2)		572,165
			10,767,913
	Total Short-Term Investments (cost $12,275,594)		$ 12,275,594
	Total Investments (cost $1,391,578,690)	100.6%	$ 2,115,327,918
	Other Assets and Liabilities	(0.6)%	(12,015,709)
	Total Net Assets	100.0%	$ 2,103,312,209
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
72

Hartford MidCap HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 4,166,946	$ 4,166,946	$ —	$ —
Banks	110,733,139	110,733,139	—	—
Capital Goods	229,177,670	229,177,670	—	—
Commercial & Professional Services	53,641,102	53,641,102	—	—
Consumer Durables & Apparel	143,019,142	143,019,142	—	—
Consumer Services	48,634,542	48,634,542	—	—
Diversified Financials	56,307,707	56,307,707	—	—
Energy	2,247,814	2,247,814	—	—
Food & Staples Retailing	992,188	992,188	—	—
Food, Beverage & Tobacco	21,758,164	21,758,164	—	—
Health Care Equipment & Services	106,839,084	106,839,084	—	—
Insurance	91,924,457	91,924,457	—	—
Materials	65,448,268	65,448,268	—	—
Media & Entertainment	61,997,709	61,997,709	—	—
Pharmaceuticals, Biotechnology & Life Sciences	263,613,436	263,613,436	—	—
Real Estate	98,861,923	98,861,923	—	—
Retailing	61,687,463	61,687,463	—	—
Semiconductors & Semiconductor Equipment	122,011,430	122,011,430	—	—
Software & Services	237,132,991	237,132,991	—	—
Technology Hardware & Equipment	211,246,833	211,246,833	—	—
Transportation	56,288,287	56,288,287	—	—
Utilities	55,322,029	55,322,029	—	—
Short-Term Investments	12,275,594	10,767,913	1,507,681	—
Total	$ 2,115,327,918	$ 2,113,820,237	$ 1,507,681	$ —

(1)	For the year ended December 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
73

Hartford Small Cap Growth HLS Fund
Schedule of Investments
December 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.2%
	Automobiles & Components - 3.0%
10,446,098	Fox Factory Holding Corp.*	$ 18,835,513
137,123	Patrick Industries, Inc.	11,064,455
103,275	Thor Industries, Inc.	10,716,847
		40,616,815
	Banks - 2.8%
633,193	MGIC Investment Corp.	9,130,643
184,862	Synovus Financial Corp.	8,849,344
111,041	Triumph Bancorp, Inc.*	13,222,762
74,249	Western Alliance Bancorp	7,992,905
		39,195,654
	Capital Goods - 10.0%
121,480	Altra Industrial Motion Corp.	6,264,724
111,237	Applied Industrial Technologies, Inc.	11,424,040
81,789	Armstrong World Industries, Inc.	9,497,339
88,901	Boise Cascade Co.	6,329,751
68,290	Builders FirstSource, Inc.*	5,853,136
77,010	Chart Industries, Inc.*	12,282,325
63,955	Curtiss-Wright Corp.	8,868,640
261,485	Hydrofarm Holdings Group, Inc.*	7,397,411
109,666	ITT, Inc.	11,206,768
105,471	John Bean Technologies Corp.	16,196,127
165,170	SPX Corp.*	9,857,345
95,229	SPX FLOW, Inc.	8,235,404
600,578	WillScot Mobile Mini Holdings Corp.*	24,527,605
		137,940,615
	Commercial & Professional Services - 6.2%
156,513	ASGN, Inc.*	19,313,704
48,287	CACI International, Inc. Class A*	12,999,343
56,129	Clean Harbors, Inc.*	5,599,990
91,087	Exponent, Inc.	10,632,586
118,567	Insperity, Inc.	14,003,948
93,631	Tetra Tech, Inc.	15,898,544
149,512	Viad Corp.*	6,397,619
		84,845,734
	Consumer Durables & Apparel - 3.5%
26,544	Deckers Outdoor Corp.*	9,723,333
95,557	PVH Corp.	10,191,154
49,572	TopBuild Corp.*	13,677,411
298,025	Traeger, Inc.*(1)	3,623,984
288,655	Under Armour, Inc. Class C*	5,207,336
73,321	YETI Holdings, Inc.*	6,073,178
		48,496,396
	Consumer Services - 6.8%
251,901	BJ's Restaurants, Inc.*	8,703,179
53,262	Churchill Downs, Inc.	12,830,816
515,277	GAN Ltd.*	4,735,396
539,552	Mister Car Wash, Inc.*	9,825,242
163,391	Penn National Gaming, Inc.*	8,471,823
183,546	Texas Roadhouse, Inc.	16,386,987
110,165	Wingstop, Inc.	19,036,512
378,624	Zurn Water Solutios Corp.	13,781,914
		93,771,869
	Diversified Financials - 1.4%
200,371	OneMain Holdings, Inc.	10,026,565
138,313	Stifel Financial Corp.	9,740,001
		19,766,566
	Energy - 0.5%
368,551	Magnolia Oil & Gas Corp. Class A	6,954,557
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.2% - (continued)
	Food & Staples Retailing - 1.1%
319,549	Performance Food Group Co.*	$ 14,664,104
	Food, Beverage & Tobacco - 2.5%
94,993	Freshpet, Inc.*	9,049,983
58,256	Lancaster Colony Corp.	9,647,194
192,543	Simply Good Foods Co.*	8,004,012
467,974	Sovos Brands, Inc.*	7,043,009
		33,744,198
	Health Care Equipment & Services - 10.7%
28,077	Amedisys, Inc.*	4,545,105
104,664	AtriCure, Inc.*	7,277,288
275,045	Covetrus, Inc.*	5,492,649
121,265	Glaukos Corp.*	5,389,017
147,347	Globus Medical, Inc. Class A*	10,638,453
192,465	Health Catalyst, Inc.*	7,625,463
118,613	Integer Holdings Corp.*	10,152,087
172,963	Integra LifeSciences Holdings Corp.*	11,586,791
72,430	LHC Group, Inc.*	9,939,569
44,712	ModivCare, Inc.*	6,630,342
68,496	Nevro Corp.*	5,552,971
118,707	Omnicell, Inc.*	21,419,491
248,642	Owens & Minor, Inc.	10,815,927
767,026	R1 RCM, Inc.*	19,551,493
76,391	Tandem Diabetes Care, Inc.*	11,498,373
		148,115,019
	Household & Personal Products - 0.6%
324,945	Beauty Health Co.*	7,850,671
	Insurance - 0.7%
161,827	James River Group Holdings Ltd.	4,662,236
85,692	Kemper Corp.	5,037,833
		9,700,069
	Materials - 2.4%
382,436	Axalta Coating Systems Ltd.*	12,666,280
82,382	Ingevity Corp.*	5,906,790
124,665	Louisiana-Pacific Corp.	9,767,503
111,502	Ranpak Holdings Corp.*	4,190,245
		32,530,818
	Media & Entertainment - 2.2%
165,793	Bumble, Inc. Class A*	5,613,751
166,599	Cardlytics, Inc.*	11,010,528
128,470	Ziff Davis, Inc.*	14,242,184
		30,866,463
	Pharmaceuticals, Biotechnology & Life Sciences - 13.2%
325,745	Aclaris Therapeutics, Inc.*	4,736,332
147,464	Akero Therapeutics, Inc.*	3,118,864
103,404	ALX Oncology Holdings, Inc.*(1)	2,222,152
140,793	Apellis Pharmaceuticals, Inc.*	6,656,693
79,818	Arena Pharmaceuticals, Inc.*	7,418,285
43,269	Arrowhead Pharmaceuticals, Inc.*	2,868,735
81,407	Arvinas, Inc.*	6,686,771
132,677	Avidity Biosciences, Inc.*	3,153,732
86,081	BioAtla, Inc.*	1,689,770
27,461	Biohaven Pharmaceutical Holding Co., Ltd.*	3,784,400
101,399	Blueprint Medicines Corp.*	10,860,847
157,593	Celldex Therapeutics, Inc.*	6,089,393
175,862	Cytokinetics, Inc.*	8,015,790
152,094	Dyne Therapeutics, Inc.*(1)	1,808,398
47,738	Fate Therapeutics, Inc.*	2,793,150
385,915	Heron Therapeutics, Inc.*(1)	3,523,404
652,313	ImmunoGen, Inc.*	4,840,162
60,183	Intellia Therapeutics, Inc.*	7,116,038

The accompanying notes are an integral part of these financial statements.
74

Hartford Small Cap Growth HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.2% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 13.2% - (continued)
167,513	KalVista Pharmaceuticals, Inc.*	$ 2,216,197
51,380	Karuna Therapeutics, Inc.*	6,730,780
68,715	Kodiak Sciences, Inc.*	5,825,658
119,671	Kymera Therapeutics, Inc.*	7,597,912
56,641	Madrigal Pharmaceuticals, Inc.*	4,799,758
398,526	Mersana Therapeutics, Inc.*	2,478,832
32,730	Mirati Therapeutics, Inc.*	4,801,164
172,155	NanoString Technologies, Inc.*	7,270,106
226,039	NeoGenomics, Inc.*	7,712,451
172,867	PTC Therapeutics, Inc.*	6,885,293
164,002	RAPT Therapeutics, Inc.*	6,023,793
218,814	Revance Therapeutics, Inc.*	3,571,044
137,065	Revolution Medicines, Inc.*	3,449,926
122,737	Scholar Rock Holding Corp.*	3,048,787
254,365	Syndax Pharmaceuticals, Inc.*	5,568,050
221,828	TCR2 Therapeutics, Inc.*	1,033,718
203,026	TG Therapeutics, Inc.*	3,857,494
79,780	Turning Point Therapeutics, Inc.*	3,805,506
114,215	Veracyte, Inc.*	4,705,658
169,127	Y-mAbs Therapeutics, Inc.*	2,741,549
		181,506,592
	Real Estate - 4.9%
373,172	Essential Properties Realty Trust, Inc. REIT	10,758,549
509,788	Independence Realty Trust, Inc. REIT	13,167,824
71,574	PS Business Parks, Inc. REIT	13,181,783
103,409	Redfin Corp.*(1)	3,969,871
177,015	Rexford Industrial Realty, Inc. REIT	14,357,687
125,633	Ryman Hospitality Properties, Inc. REIT*	11,553,211
		66,988,925
	Retailing - 2.2%
206,649	Foot Locker, Inc.	9,016,096
185,012	Ollie's Bargain Outlet Holdings, Inc.*	9,470,764
108,747	Shutterstock, Inc.	12,057,867
		30,544,727
	Semiconductors & Semiconductor Equipment - 5.9%
177,422	Axcelis Technologies, Inc.*	13,228,585
111,860	Cirrus Logic, Inc.*	10,293,357
244,303	Lattice Semiconductor Corp.*	18,825,989
159,028	Power Integrations, Inc.	14,772,111
84,316	Synaptics, Inc.*	24,410,325
		81,530,367
	Software & Services - 15.7%
127,278	Alarm.com Holdings, Inc.*	10,794,447
117,910	Blackbaud, Inc.*	9,312,532
96,283	Concentrix Corp.	17,198,069
41,600	Consensus Cloud Solutions, Inc.*	2,407,392
208,952	Digital Turbine, Inc.*	12,743,983
42,031	DigitalOcean Holdings, Inc.*	3,376,350
31,231	Everbridge, Inc.*	2,102,783
132,881	ExlService Holdings, Inc.*	19,237,182
137,934	LiveRamp Holdings, Inc.*	6,613,935
57,750	Manhattan Associates, Inc.*	8,979,548
129,581	Mimecast Ltd.*	10,310,760
208,561	Olo, Inc.*	4,340,154
140,040	Perficient, Inc.*	18,105,772
96,581	Q2 Holdings, Inc.*	7,672,395
142,011	Rapid7, Inc.*	16,713,275
500,601	Repay Holdings Corp.*	9,145,980
90,900	Shift4 Payments, Inc. Class A*	5,265,837
108,528	Sprinklr, Inc.*(1)	1,722,339
Shares or Principal Amount			Market Value†
COMMON STOCKS - 99.2% - (continued)
	Software & Services - 15.7% - (continued)
108,252	Sprout Social, Inc. Class A*		$ 9,817,374
261,503	Telos Corp.*		4,032,376
234,202	Varonis Systems, Inc.*		11,424,374
227,434	Veritone, Inc.*(1)		5,112,716
821,665	Verra Mobility Corp.*		12,678,291
60,440	Workiva, Inc.*		7,886,816
			216,994,680
	Technology Hardware & Equipment - 2.7%
206,294	II-VI, Inc.*		14,096,069
108,150	Insight Enterprises, Inc.*		11,528,790
107,037	Lumentum Holdings, Inc.*		11,321,303
			36,946,162
	Telecommunication Services - 0.2%
46,997	Bandwidth, Inc. Class A*		3,372,505
	Total Common Stocks (cost $978,402,281)		$ 1,366,943,506
SHORT-TERM INVESTMENTS - 1.0%
	Repurchase Agreements - 0.4%
$ 5,265,851	Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/2021 at 0.020%, due on 01/03/2022 with a maturity value of $5,265,860; collateralized by U.S. Treasury Bond at 1.750%, maturing 08/15/2041, with a market value of $5,371,174		$ 5,265,851
	Securities Lending Collateral - 0.6%
315,854	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(2)		315,854
8,270,462	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(2)		8,270,462
481,847	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(2)		481,847
			9,068,163
	Total Short-Term Investments (cost $14,334,014)		$ 14,334,014
	Total Investments (cost $992,736,295)	100.2%	$ 1,381,277,520
	Other Assets and Liabilities	(0.2)%	(2,534,311)
	Total Net Assets	100.0%	$ 1,378,743,209
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

The accompanying notes are an integral part of these financial statements.
75

Hartford Small Cap Growth HLS Fund
Schedule of Investments – (continued)
December 31, 2021

(2)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 40,616,815	$ 40,616,815	$ —	$ —
Banks	39,195,654	39,195,654	—	—
Capital Goods	137,940,615	137,940,615	—	—
Commercial & Professional Services	84,845,734	84,845,734	—	—
Consumer Durables & Apparel	48,496,396	48,496,396	—	—
Consumer Services	93,771,869	93,771,869	—	—
Diversified Financials	19,766,566	19,766,566	—	—
Energy	6,954,557	6,954,557	—	—
Food & Staples Retailing	14,664,104	14,664,104	—	—
Food, Beverage & Tobacco	33,744,198	33,744,198	—	—
Health Care Equipment & Services	148,115,019	148,115,019	—	—
Household & Personal Products	7,850,671	7,850,671	—	—
Insurance	9,700,069	9,700,069	—	—
Materials	32,530,818	32,530,818	—	—
Media & Entertainment	30,866,463	30,866,463	—	—
Pharmaceuticals, Biotechnology & Life Sciences	181,506,592	181,506,592	—	—
Real Estate	66,988,925	66,988,925	—	—
Retailing	30,544,727	30,544,727	—	—
Semiconductors & Semiconductor Equipment	81,530,367	81,530,367	—	—
Software & Services	216,994,680	216,994,680	—	—
Technology Hardware & Equipment	36,946,162	36,946,162	—	—
Telecommunication Services	3,372,505	3,372,505	—	—
Short-Term Investments	14,334,014	9,068,163	5,265,851	—
Total	$ 1,381,277,520	$ 1,376,011,669	$ 5,265,851	$ —

(1)	For the year ended December 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
76

Hartford Small Company HLS Fund
Schedule of Investments
December 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3%
	Banks - 3.4%
154,611	Ameris Bancorp	$ 7,681,074
124,578	Synovus Financial Corp.	5,963,549
80,890	Western Alliance Bancorp	8,707,809
		22,352,432
	Capital Goods - 16.3%
38,299	Acuity Brands, Inc.	8,108,664
215,690	Altra Industrial Motion Corp.	11,123,133
139,707	Applied Industrial Technologies, Inc.	14,347,909
131,785	Builders FirstSource, Inc.*	11,295,292
207,260	Colfax Corp.*	9,527,742
55,538	Curtiss-Wright Corp.	7,701,454
384,640	Fluor Corp.*	9,527,533
69,470	Gibraltar Industries, Inc.*	4,632,260
45,148	Helios Technologies, Inc.	4,748,215
75,659	Hydrofarm Holdings Group, Inc.*	2,140,393
44,843	Kornit Digital Ltd.*	6,827,347
54,234	Middleby Corp.*	10,671,082
42,464	WESCO International, Inc.*	5,587,838
		106,238,862
	Consumer Durables & Apparel - 3.9%
14,026	Cavco Industries, Inc.*	4,455,359
69,858	Crocs, Inc.*	8,957,193
155,599	Skyline Champion Corp.*	12,289,209
		25,701,761
	Consumer Services - 3.5%
89,409	Boyd Gaming Corp.*	5,862,548
327,105	Mister Car Wash, Inc.*	5,956,582
47,604	Planet Fitness, Inc. Class A*	4,311,970
38,918	Wingstop, Inc.	6,725,031
		22,856,131
	Diversified Financials - 0.6%
72,510	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	3,851,731
	Energy - 2.2%
159,372	Chesapeake Energy Corp.	10,282,681
217,370	Magnolia Oil & Gas Corp. Class A	4,101,772
		14,384,453
	Health Care Equipment & Services - 11.3%
154,318	Accolade, Inc.*	4,067,823
388,270	Cross Country Healthcare, Inc.*	10,778,375
80,966	Globus Medical, Inc. Class A*	5,845,745
122,680	Health Catalyst, Inc.*	4,860,582
37,712	Inspire Medical Systems, Inc.*	8,676,023
130,159	Integra LifeSciences Holdings Corp.*	8,719,351
62,952	LHC Group, Inc.*	8,638,903
37,736	Omnicell, Inc.*	6,809,084
338,396	R1 RCM, Inc.*	8,625,714
43,360	Tandem Diabetes Care, Inc.*	6,526,547
		73,548,147
	Materials - 1.0%
113,500	Cabot Corp.	6,378,700
	Media & Entertainment - 3.6%
36,679	Cardlytics, Inc.*	2,424,115
146,197	Cargurus, Inc.*	4,918,067
222,933	Criteo S.A. ADR*	8,665,406
65,709	Ziff Davis, Inc.*	7,284,500
		23,292,088
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 12.6%
158,470	Aclaris Therapeutics, Inc.*	$ 2,304,154
25,151	ALX Oncology Holdings, Inc.*	540,495
244,875	Amicus Therapeutics, Inc.*	2,828,306
49,610	Apellis Pharmaceuticals, Inc.*	2,345,561
23,919	Arena Pharmaceuticals, Inc.*	2,223,032
29,171	Ascendis Pharma A/S ADR*	3,924,375
41,721	BioAtla, Inc.*	818,983
49,824	Blueprint Medicines Corp.*	5,336,649
38,887	Celldex Therapeutics, Inc.*	1,502,594
48,602	Crinetics Pharmaceuticals, Inc.*	1,380,783
49,002	Fate Therapeutics, Inc.*	2,867,107
457,382	ImmunoGen, Inc.*	3,393,774
30,723	Intellia Therapeutics, Inc.*	3,632,687
114,507	KalVista Pharmaceuticals, Inc.*	1,514,928
19,489	Karuna Therapeutics, Inc.*	2,553,059
21,638	Kodiak Sciences, Inc.*	1,834,470
59,424	Kymera Therapeutics, Inc.*	3,772,830
23,580	Madrigal Pharmaceuticals, Inc.*	1,998,169
50,046	Medpace Holdings, Inc.*	10,892,011
164,186	Mersana Therapeutics, Inc.*	1,021,237
131,468	Myovant Sciences Ltd.*	2,046,957
63,520	NanoString Technologies, Inc.*	2,682,449
169,065	NeoGenomics, Inc.*	5,768,498
77,920	RAPT Therapeutics, Inc.*	2,862,001
75,968	Revolution Medicines, Inc.*	1,912,114
67,154	Rocket Pharmaceuticals, Inc.*	1,465,972
80,952	Scholar Rock Holding Corp.*	2,010,848
47,756	Turning Point Therapeutics, Inc.*	2,277,961
80,483	Veracyte, Inc.*	3,315,899
60,027	Y-mAbs Therapeutics, Inc.*	973,038
		82,000,941
	Real Estate - 3.5%
203,379	Essential Properties Realty Trust, Inc. REIT	5,863,417
265,293	Independence Realty Trust, Inc. REIT	6,852,518
151,600	Pebblebrook Hotel Trust REIT	3,391,292
71,992	Ryman Hospitality Properties, Inc. REIT*	6,620,384
		22,727,611
	Retailing - 7.7%
5,016,400	Allstar Co.(1)(2)(3)(4)	—
71,316	Five Below, Inc.*	14,754,567
48,605	Floor & Decor Holdings, Inc. Class A*	6,319,136
154,417	National Vision Holdings, Inc.*	7,410,472
262,526	Porch Group, Inc.*(5)	4,092,780
109,096	Revolve Group, Inc.*	6,113,740
83,001	Shutterstock, Inc.	9,203,151
43,094	Tory Burch LLC(2)(3)(4)	1,968,104
		49,861,950
	Semiconductors & Semiconductor Equipment - 7.3%
129,684	Maxeon Solar Technologies Ltd.*(5)	1,802,608
49,956	MKS Instruments, Inc.	8,700,836
67,365	Synaptics, Inc.*	19,502,841
434,497	Tower Semiconductor Ltd.*	17,240,841
		47,247,126
	Software & Services - 15.7%
49,608	Concentrix Corp.	8,860,981
140,312	Digital Turbine, Inc.*	8,557,629
292,600	Jamf Holding Corp.*	11,121,726
117,926	LiveRamp Holdings, Inc.*	5,654,552
34,587	Manhattan Associates, Inc.*	5,377,932
146,209	Mimecast Ltd.*	11,633,850
70,927	New Relic, Inc.*	7,799,133

The accompanying notes are an integral part of these financial statements.
77

Hartford Small Company HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount			Market Value†
COMMON STOCKS - 98.3% - (continued)
	Software & Services - 15.7% - (continued)
390,266	Payoneer Global, Inc.*		$ 2,868,455
64,780	Perficient, Inc.*		8,375,406
79,652	Rapid7, Inc.*		9,374,244
251,659	Repay Holdings Corp.*		4,597,810
184,792	Varonis Systems, Inc.*		9,014,154
560,211	Verra Mobility Corp.*		8,644,056
			101,879,928
	Technology Hardware & Equipment - 4.5%
178,912	Calix, Inc.*		14,307,593
124,812	II-VI, Inc.*		8,528,404
36,191	Novanta, Inc.*		6,381,559
			29,217,556
	Telecommunication Services - 0.5%
44,576	Bandwidth, Inc. Class A*		3,198,774
	Transportation - 0.7%
13,623	Saia, Inc.*		4,591,360
	Total Common Stocks (cost $533,191,436)		$ 639,329,551
SHORT-TERM INVESTMENTS - 1.9%
	Repurchase Agreements - 1.5%
$ 9,988,699	Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/2021 at 0.020%, due on 01/03/2022 with a maturity value of $9,988,716; collateralized by U.S. Treasury Bond at 1.750%, maturing 08/15/2041, with a market value of $10,188,566		$ 9,988,699
	Securities Lending Collateral - 0.4%
88,619	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(6)		88,619
2,320,434	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(6)		2,320,434
135,191	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(6)		135,191
			2,544,244
	Total Short-Term Investments (cost $12,532,943)		$ 12,532,943
	Total Investments (cost $545,724,379)	100.2%	$ 651,862,494
	Other Assets and Liabilities	(0.2)%	(1,240,254)
	Total Net Assets	100.0%	$ 650,622,240
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Affiliated company – The Fund owns greater than 5% of the outstanding voting securities of this issuer.
(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2021, the aggregate fair value of these securities are $1,968,104, which represented 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(3)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $1,968,104 or 0.3% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
08/2011	Allstar Co.	5,016,400	$ —	$ —
11/2013	Tory Burch LLC	43,094	3,377,559	1,968,104
			$ 3,377,559	$ 1,968,104

(4)	Investment valued using significant unobservable inputs.
(5)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(6)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
78

Hartford Small Company HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 22,352,432	$ 22,352,432	$ —	$ —
Capital Goods	106,238,862	106,238,862	—	—
Consumer Durables & Apparel	25,701,761	25,701,761	—	—
Consumer Services	22,856,131	22,856,131	—	—
Diversified Financials	3,851,731	3,851,731	—	—
Energy	14,384,453	14,384,453	—	—
Health Care Equipment & Services	73,548,147	73,548,147	—	—
Materials	6,378,700	6,378,700	—	—
Media & Entertainment	23,292,088	23,292,088	—	—
Pharmaceuticals, Biotechnology & Life Sciences	82,000,941	82,000,941	—	—
Real Estate	22,727,611	22,727,611	—	—
Retailing	49,861,950	47,893,846	—	1,968,104
Semiconductors & Semiconductor Equipment	47,247,126	47,247,126	—	—
Software & Services	101,879,928	101,879,928	—	—
Technology Hardware & Equipment	29,217,556	29,217,556	—	—
Telecommunication Services	3,198,774	3,198,774	—	—
Transportation	4,591,360	4,591,360	—	—
Short-Term Investments	12,532,943	2,544,244	9,988,699	—
Total	$ 651,862,494	$ 639,905,691	$ 9,988,699	$ 1,968,104

(1)	For the year ended December 31, 2021, investments valued at $5,969,516 were transferred into Level 3 due to the unavailability of active market pricing. There were no transfers out of Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2021 is not presented.
The accompanying notes are an integral part of these financial statements.
79

Hartford Stock HLS Fund
Schedule of Investments
December 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6%
	Banks - 1.4%
111,264	PNC Financial Services Group, Inc.	$ 22,310,657
	Capital Goods - 12.9%
45,192	Deere & Co.	15,495,885
175,498	General Dynamics Corp.	36,586,068
217,000	Honeywell International, Inc.	45,246,670
83,455	Lockheed Martin Corp.	29,660,742
132,193	Northrop Grumman Corp.	51,167,944
398,670	Raytheon Technologies Corp.	34,309,540
		212,466,849
	Consumer Durables & Apparel - 2.9%
288,278	NIKE, Inc. Class B	48,047,294
	Consumer Services - 2.9%
179,439	McDonald's Corp.	48,102,213
	Diversified Financials - 2.2%
226,267	American Express Co.	37,017,281
	Food & Staples Retailing - 2.1%
62,287	Costco Wholesale Corp.	35,360,330
	Food, Beverage & Tobacco - 7.9%
916,505	Coca-Cola Co.	54,266,261
607,715	Diageo plc	33,227,449
244,452	PepsiCo., Inc.	42,463,757
		129,957,467
	Health Care Equipment & Services - 10.2%
402,069	Baxter International, Inc.	34,513,603
358,367	Medtronic plc	37,073,066
132,460	Stryker Corp.	35,422,453
121,447	UnitedHealth Group, Inc.	60,983,397
		167,992,519
	Household & Personal Products - 7.0%
719,454	Colgate-Palmolive Co.	61,398,205
332,283	Procter & Gamble Co.	54,354,853
		115,753,058
	Insurance - 5.1%
201,481	Chubb Ltd.	38,948,292
259,535	Marsh & McLennan Cos., Inc.	45,112,374
		84,060,666
	Materials - 5.4%
178,771	Ecolab, Inc.	41,937,889
136,681	Linde plc*	47,350,399
		89,288,288
	Media & Entertainment - 1.9%
608,992	Comcast Corp. Class A	30,650,567
	Pharmaceuticals, Biotechnology & Life Sciences - 9.8%
90,803	Danaher Corp.	29,875,095
339,647	Johnson & Johnson	58,103,412
456,479	Merck & Co., Inc.	34,984,551
640,477	Pfizer, Inc.	37,820,167
		160,783,225
	Real Estate - 3.0%
82,750	American Tower Corp. REIT	24,204,375
68,140	Public Storage REIT	25,522,518
		49,726,893
Shares or Principal Amount			Market Value†
COMMON STOCKS - 99.6% - (continued)
	Retailing - 5.9%
9,440,100	Allstar Co.(1)(2)(3)(4)		$ —
77,361	Home Depot, Inc.		32,105,588
848,339	TJX Cos., Inc.		64,405,897
			96,511,485
	Semiconductors & Semiconductor Equipment - 1.2%
108,109	Texas Instruments, Inc.		20,375,303
	Software & Services - 10.9%
99,790	Accenture plc Class A		41,367,945
124,050	Automatic Data Processing, Inc.		30,588,249
71,204	Mastercard, Inc. Class A		25,585,021
121,809	Microsoft Corp.		40,966,803
193,875	Visa, Inc. Class A		42,014,651
			180,522,669
	Transportation - 6.9%
266,714	Canadian National Railway Co.		32,761,786
179,362	Union Pacific Corp.		45,186,669
166,235	United Parcel Service, Inc. Class B		35,630,810
			113,579,265
	Total Common Stocks (cost $881,464,115)		$ 1,642,506,029
SHORT-TERM INVESTMENTS - 0.8%
	Repurchase Agreements - 0.8%
$ 13,339,853	Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/2021 at 0.020%, due on 01/03/2022 with a maturity value of $13,339,875; collateralized by U.S. Treasury Bond at 3.000%, maturing 08/15/2048, with a market value of $13,606,678		$ 13,339,853
	Total Short-Term Investments (cost $13,339,853)		$ 13,339,853
	Total Investments (cost $894,803,968)	100.4%	$ 1,655,845,882
	Other Assets and Liabilities	(0.4)%	(6,940,148)
	Total Net Assets	100.0%	$ 1,648,905,734
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

The accompanying notes are an integral part of these financial statements.
80

Hartford Stock HLS Fund
Schedule of Investments – (continued)
December 31, 2021

*	Non-income producing.
(1)	Affiliated company – The Fund owns greater than 5% of the outstanding voting securities of this issuer.
(2)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2021, the aggregate fair value of this security was $0, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(3)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $0 or 0.0% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
08/2011	Allstar Co.	9,440,100	$ —	$ —

(4)	Investment valued using significant unobservable inputs.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 22,310,657	$ 22,310,657	$ —	$ —
Capital Goods	212,466,849	212,466,849	—	—
Consumer Durables & Apparel	48,047,294	48,047,294	—	—
Consumer Services	48,102,213	48,102,213	—	—
Diversified Financials	37,017,281	37,017,281	—	—
Food & Staples Retailing	35,360,330	35,360,330	—	—
Food, Beverage & Tobacco	129,957,467	96,730,018	33,227,449	—
Health Care Equipment & Services	167,992,519	167,992,519	—	—
Household & Personal Products	115,753,058	115,753,058	—	—
Insurance	84,060,666	84,060,666	—	—
Materials	89,288,288	89,288,288	—	—
Media & Entertainment	30,650,567	30,650,567	—	—
Pharmaceuticals, Biotechnology & Life Sciences	160,783,225	160,783,225	—	—
Real Estate	49,726,893	49,726,893	—	—
Retailing	96,511,485	96,511,485	—	—
Semiconductors & Semiconductor Equipment	20,375,303	20,375,303	—	—
Software & Services	180,522,669	180,522,669	—	—
Transportation	113,579,265	113,579,265	—	—
Short-Term Investments	13,339,853	—	13,339,853	—
Total	$ 1,655,845,882	$ 1,609,278,580	$ 46,567,302	$ —

(1)	For the year ended December 31, 2021, investments valued at $11,233,719 were transferred into Level 3 due to the unavailability of active market pricing. There were no transfers out of Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2021 is not presented.
The accompanying notes are an integral part of these financial statements.
81

Hartford Total Return Bond HLS Fund
Schedule of Investments
December 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.2%
	Asset-Backed - Automobile - 0.9%
$ 2,375,000	AmeriCredit Automobile Receivables Trust 2.58%, 09/18/2025	$ 2,414,271
1,590,000	Credit Acceptance Auto Loan Trust 1.00%, 05/15/2030(1)	1,576,965
2,045,000	Drive Auto Receivables Trust 2.70%, 02/16/2027	2,079,169
	Exeter Automobile Receivables Trust
4,595,000	2.58%, 09/15/2025(1)	4,669,570
1,390,000	2.73%, 12/15/2025(1)	1,418,436
1,975,000	Prestige Auto Receivables Trust 1.62%, 11/16/2026(1)	1,966,172
665,000	Santander Drive Auto Receivables Trust 1.48%, 01/15/2027	666,933
	Westlake Automobile Receivables Trust
1,930,000	1.65%, 02/17/2026(1)	1,934,612
3,365,000	2.72%, 11/15/2024(1)	3,422,263
		20,148,391
	Asset-Backed - Credit Card - 0.1%
2,210,000	Mercury Financial Credit Card Master Trust 1.54%, 03/20/2026(1)	2,207,991
	Asset-Backed - Finance & Insurance - 3.5%
774,964	Aaset Trust 3.35%, 01/16/2040(1)	727,297
	Bayview Koitere Fund Trust
2,754,131	3.50%, 07/28/2057(1)(2)	2,798,140
1,078,885	4.00%, 11/28/2053(1)(2)	1,093,165
	BlueMountain CLO Ltd.
3,660,000	1.23%, 04/20/2034, 3 mo. USD LIBOR + 1.100%(1)(3)	3,646,030
6,995,000	1.27%, 04/19/2034, 3 mo. USD LIBOR + 1.150%(1)(3)	6,987,438
1,910,000	Carlyle U.S. CLO Ltd. 1.18%, 04/15/2034, 3 mo. USD LIBOR + 1.060%(1)(3)	1,901,720
1,061,759	CF Hippolyta LLC 1.99%, 07/15/2060(1)	1,043,055
4,175,000	Cirrus Funding Ltd. 4.80%, 01/25/2037(1)	4,318,549
4,485,000	Columbia Cent CLO 27 Ltd. 1.35%, 01/25/2035(1)(3)	4,481,744
940,879	Fieldstone Mortgage Investment Trust 0.64%, 05/25/2036, 1 mo. USD LIBOR + 0.540%(3)	782,427
3,267,261	First Franklin Mortgage Loan Trust 0.58%, 04/25/2036, 1 mo. USD LIBOR + 0.480%(3)	3,134,261
2,718,793	GSAMP Trust 0.19%, 01/25/2037, 1 mo. USD LIBOR + 0.090%(3)	1,968,078
645,370	NRZ Excess Spread-Collateralized Notes 3.84%, 12/25/2025(1)	648,147
	Pretium Mortgage Credit Partners LLC
2,084,344	1.87%, 07/25/2051(1)(4)	2,063,288
2,610,000	2.49%, 07/25/2051(1)	2,605,777
5,375,000	Redding Ridge Asset Management LLC 1.23%, 07/15/2036, 3 mo. USD LIBOR + 1.110%(1)(3)	5,366,008
5,155,000	Regatta Funding Ltd. 1.29%, 04/20/2034, 3 mo. USD LIBOR + 1.160%(1)(3)	5,152,160
377,545	Securitized Asset-Backed Receivables LLC Trust 0.28%, 07/25/2036, 1 mo. USD LIBOR + 0.180%(3)	175,269
5,775,000	Sound Point CLO Ltd. 1.19%, 04/25/2034, 3 mo. USD LIBOR + 1.070%(1)(3)	5,773,545
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.2% - (continued)
	Asset-Backed - Finance & Insurance - 3.5% - (continued)
	Symphony CLO Ltd.
$ 2,937,660	1.08%, 07/14/2026, 3 mo. USD LIBOR + 0.950%(1)(3)	$ 2,938,515
6,615,000	1.10%, 04/19/2034, 3 mo. USD LIBOR + 0.980%(1)(3)	6,586,198
5,815,000	Thompson Park CLO Ltd. 1.12%, 04/15/2034, 3 mo. USD LIBOR + 1.000%(1)(3)	5,810,424
2,255,000	Venture CLO Ltd. 1.36%, 04/15/2034, 3 mo. USD LIBOR + 1.240%(1)(3)	2,257,329
6,473,720	Voya CLO Ltd. 1.02%, 01/18/2029, 3 mo. USD LIBOR + 0.900%(1)(3)	6,471,137
1,996,800	Wendy's Funding LLC 3.88%, 03/15/2048(1)	2,073,062
		80,802,763
	Asset-Backed - Home Equity - 0.5%
2,780,000	CPT Mortgage Trust 2.87%, 11/13/2039(1)	2,895,301
	GSAA Home Equity Trust
4,694,302	0.26%, 02/25/2037, 1 mo. USD LIBOR + 0.160%(3)	1,798,077
2,080,300	0.46%, 11/25/2036, 1 mo. USD LIBOR + 0.360%(3)	735,095
520,738	5.98%, 06/25/2036(2)	192,949
2,701,223	Legacy Mortgage Asset Trust 3.00%, 06/25/2059(1)(4)	2,705,442
64,539	Morgan Stanley Asset-Backed Securities Capital, Inc. Trust 0.40%, 06/25/2036, 1 mo. USD LIBOR + 0.300%(3)	59,376
1,256,873	Morgan Stanley Mortgage Loan Trust 0.44%, 11/25/2036, 1 mo. USD LIBOR + 0.340%(3)	475,022
	Soundview Home Loan Trust
1,992,899	0.28%, 07/25/2037, 1 mo. USD LIBOR + 0.180%(3)	1,911,134
425,924	0.60%, 11/25/2036, 1 mo. USD LIBOR + 0.500%(3)	418,329
		11,190,725
	Commercial Mortgage-Backed Securities - 4.7%
	BBCMS Mortgage Trust
8,553,000	0.96%, 08/15/2036, 1 mo. USD LIBOR + 0.850%(1)(3)	8,545,130
27,168,517	1.44%, 02/15/2050(2)(5)	1,604,885
	Benchmark Mortgage Trust
11,736,780	0.50%, 01/15/2051(2)(5)	288,458
19,467,554	0.51%, 07/15/2051(2)(5)	468,796
8,926,589	1.06%, 08/15/2052(2)(5)	513,827
25,842,413	1.23%, 03/15/2062(2)(5)	1,780,111
10,405,677	1.52%, 01/15/2054(2)(5)	1,191,923
2,759,980	1.79%, 07/15/2053(2)(5)	290,900
4,425,630	BX Commercial Mortgage Trust 1.03%, 10/15/2036, 1 mo. USD LIBOR + 0.920%(1)(3)	4,426,851
2,920,000	CAMB Commercial Mortgage Trust 2.66%, 12/15/2037, 1 mo. USD LIBOR + 2.550%(1)(3)	2,913,554
3,855,000	CD Mortgage Trust 2.46%, 08/10/2049	3,909,674
	Citigroup Commercial Mortgage Trust
17,395,697	0.91%, 07/10/2047(2)(5)	358,885
20,671,192	1.02%, 04/10/2048(2)(5)	586,541
2,357,000	4.12%, 11/15/2049(2)	2,396,298
1,439,980	Citigroup Mortgage Loan Trust 3.23%, 11/25/2070(1)(4)	1,440,836

The accompanying notes are an integral part of these financial statements.
82

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.2% - (continued)
	Commercial Mortgage-Backed Securities - 4.7% - (continued)
	Commercial Mortgage Trust
$ 6,827,439	0.55%, 02/10/2047(2)(5)	$ 67,704
3,168,842	0.71%, 08/10/2046(2)(5)	30,783
948,544	2.82%, 10/15/2045	953,610
1,659,863	2.85%, 10/15/2045	1,677,692
1,145,000	3.10%, 03/10/2046	1,156,499
568,061	3.21%, 03/10/2046	577,990
6,780,000	3.42%, 03/10/2031(1)	6,949,975
1,260,000	3.61%, 06/10/2046(2)	1,296,765
206,366	4.02%, 07/10/2045	210,463
630,000	4.07%, 02/10/2047(2)	659,228
1,045,000	4.21%, 08/10/2046(2)	1,085,822
535,000	4.24%, 02/10/2047(2)	562,041
615,085	4.25%, 07/10/2045(2)	638,241
1,920,000	4.75%, 10/15/2045(1)(2)	679,987
27,672	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	27,863
	CSAIL Commercial Mortgage Trust
57,171,872	0.74%, 06/15/2057(2)(5)	1,153,225
2,547,048	0.93%, 11/15/2048(2)(5)	75,302
7,267,238	1.87%, 01/15/2049(2)(5)	487,425
4,277,490	DBJPM Mortgage Trust 1.71%, 09/15/2053(2)(5)	400,000
4,340,000	GS Mortgage Securities Corp. 2.95%, 11/05/2034(1)	4,381,671
	GS Mortgage Securities Trust
1,135,087	0.00%, 08/10/2044(1)(2)(5)(6)	11
41,415,123	0.06%, 07/10/2046(2)(5)	36,710
1,580,166	3.67%, 04/10/2047(1)	63,207
785,121	4.07%, 01/10/2047	819,969
2,215,000	4.96%, 04/10/2047(1)(2)	1,245,125
	JP Morgan Chase Commercial Mortgage Securities Trust
2,185,000	2.73%, 10/15/2045(1)(2)	1,742,057
1,400,000	2.81%, 01/16/2037(1)	1,425,314
476,919	2.84%, 12/15/2047	481,696
1,290,924	4.36%, 12/15/2047(1)(2)	1,062,300
	JPMBB Commercial Mortgage Securities Trust
17,424,605	0.60%, 09/15/2047(2)(5)	239,268
4,436,435	0.62%, 05/15/2048(2)(5)	75,378
855,054	3.36%, 07/15/2045	869,905
	Morgan Stanley Bank of America Merrill Lynch Trust
10,022,156	0.97%, 12/15/2047(2)(5)	227,620
1,340,932	0.98%, 10/15/2048(2)(5)	36,601
1,530,000	3.13%, 12/15/2048	1,553,241
1,232,400	3.18%, 08/15/2045	1,236,537
795,172	4.26%, 10/15/2046(2)	828,522
	Morgan Stanley Capital Trust
7,446,023	1.34%, 06/15/2050(2)(5)	387,160
1,460,000	5.09%, 07/15/2049(1)(2)	806,724
82,680	5.66%, 10/12/2052(1)(2)	25,747
2,475,000	MTRO Commercial Mortgage Trust 1.91%, 12/15/2033, 1 mo. USD LIBOR + 1.800%(1)(3)	2,407,997
1,370,000	Natixis Commercial Mortgage Securities Trust 2.91%, 10/15/2036(1)	1,367,255
791,099	Oaktown Re Ltd. 1.65%, 07/25/2028, 1 mo. USD LIBOR + 1.550%(1)(3)	791,099
790,000	SFAVE Commercial Mortgage Securities Trust 3.87%, 01/05/2043(1)(2)	830,689
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.2% - (continued)
	Commercial Mortgage-Backed Securities - 4.7% - (continued)
$ 5,410,000	SG Commercial Mortgage Securities Trust 2.63%, 03/15/2037(1)	$ 5,507,394
4,257,103	UBS Commercial Mortgage Trust 1.05%, 08/15/2050(2)(5)	188,555
	UBS-Barclays Commercial Mortgage Trust
790,000	2.85%, 12/10/2045	795,781
1,826,539	3.09%, 08/10/2049	1,839,866
2,065,000	3.18%, 03/10/2046	2,093,592
775,000	3.24%, 04/10/2046	789,280
	Wells Fargo Commercial Mortgage Trust
15,862,970	1.09%, 05/15/2048(2)(5)	444,688
1,036,612	2.92%, 10/15/2045	1,044,452
3,085,000	2.94%, 10/15/2049	3,234,771
430,000	4.15%, 05/15/2048(2)	432,288
	Wells Fargo N.A.
20,012,172	0.60%, 11/15/2062(2)(5)	833,297
9,760,048	0.65%, 11/15/2062(2)(5)	448,957
39,353,709	0.73%, 11/15/2050(2)(5)	1,438,689
4,509,122	0.79%, 11/15/2054(2)(5)	171,223
19,681,897	0.83%, 09/15/2062(2)(5)	1,084,217
35,411,434	0.88%, 01/15/2063(2)(5)	2,151,801
12,725,734	0.90%, 05/15/2062(2)(5)	716,561
21,100,477	1.78%, 03/15/2063(2)(5)	2,719,292
2,545,000	2.04%, 02/15/2054	2,515,960
	WF-RBS Commercial Mortgage Trust
255,115	2.88%, 12/15/2045	257,998
1,061,630	3.00%, 08/15/2045	1,066,602
1,137,886	3.07%, 03/15/2045	1,153,505
450,000	3.35%, 05/15/2045	459,615
486,343	3.72%, 05/15/2047	496,950
230,000	4.05%, 03/15/2047	240,937
1,095,000	4.15%, 08/15/2046(2)	1,131,716
710,000	4.89%, 06/15/2044(1)(2)	440,760
790,000	5.77%, 04/15/2045(1)(2)	791,185
		106,839,019
	Other Asset-Backed Securities - 3.4%
	Affirm Asset Securitization Trust
1,529,989	1.90%, 01/15/2025(1)	1,537,282
597,633	3.46%, 10/15/2024(1)	609,043
885,000	Arbor Realty Commercial Real Estate Notes Ltd. 1.21%, 05/15/2036, 1 mo. USD LIBOR + 1.100%(1)(3)	883,339
1,945,000	Avant Loans Funding Trust 1.21%, 07/15/2030(1)	1,928,947
5,645,000	Bain Capital Credit CLO Ltd. 1.30%, 07/25/2034, 3 mo. USD LIBOR + 1.180%(1)(3)	5,648,511
1,770,415	Bayview Mortgage Fund Trust 3.50%, 01/28/2058(1)(2)	1,776,334
	Bayview Opportunity Master Fund Trust
1,178,000	3.50%, 01/28/2055(1)(2)	1,191,772
1,383,345	3.50%, 06/28/2057(1)(2)	1,403,044
2,328,045	4.00%, 10/28/2064(1)(2)	2,356,195
	Domino's Pizza Master Issuer LLC
2,308,400	2.66%, 04/25/2051(1)	2,318,116
1,424,625	3.67%, 10/25/2049(1)	1,499,425
3,176,750	4.12%, 07/25/2048(1)	3,246,975
6,190,000	Madison Park Funding Ltd. 1.25%, 07/17/2034, 3 mo. USD LIBOR + 1.120%(1)(3)	6,182,981
1,015,000	Marlette Funding Trust 1.06%, 09/15/2031(1)	1,007,069

The accompanying notes are an integral part of these financial statements.
83

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.2% - (continued)
	Other Asset-Backed Securities - 3.4% - (continued)
$ 4,808,807	Preston Ridge Partners Mortgage Trust LLC 2.95%, 10/25/2025(1)(4)	$ 4,796,747
5,870,000	RR LLC 1.27%, 07/15/2035, 3 mo. USD LIBOR + 1.150%(1)(3)	5,870,892
484,950	Sapphire Aviation Finance Ltd. 3.23%, 03/15/2040(1)	470,911
4,087,193	Seasoned Credit Risk Transfer Trust 3.50%, 03/25/2058	4,324,594
1,435,000	Summit Issuer LLC 2.29%, 12/20/2050(1)	1,422,159
	Towd Point Mortgage Trust
1,893,624	0.69%, 02/25/2057, 1 mo. USD LIBOR + 0.600%(1)(3)	1,892,642
164,738	2.25%, 04/25/2056(1)(2)	164,780
321,117	2.75%, 08/25/2055(1)(2)	321,874
2,095,806	2.75%, 10/25/2056(1)(2)	2,113,874
529,427	2.75%, 04/25/2057(1)(2)	533,555
2,295,221	2.75%, 06/25/2057(1)(2)	2,332,516
1,200,436	2.75%, 07/25/2057(1)(2)	1,213,029
1,308,157	Upstart Securitization Trust 0.83%, 07/20/2031(1)	1,303,457
2,728,316	VCAT LLC 1.74%, 05/25/2051(1)(4)	2,692,768
5,775,000	Venture CLO Ltd. 1.25%, 04/15/2034, 3 mo. USD LIBOR + 1.130%(1)(3)	5,762,526
4,560,000	Wellfleet CLO Ltd. 1.30%, 07/20/2032, 3 mo. USD LIBOR + 1.170%(1)(3)	4,560,734
5,019,775	Wendy's Funding LLC 2.37%, 06/15/2051(1)	4,903,848
771,125	Wingstop Funding LLC 2.84%, 12/05/2050(1)	769,933
		77,039,872
	Whole Loan Collateral CMO - 9.1%
4,645,047	510 Asset Backed Trust 2.12%, 06/25/2061(1)(4)	4,581,972
	Alternative Loan Trust
144,584	0.64%, 01/25/2036, 1 mo. USD LIBOR + 0.540%(3)	144,212
752,784	0.68%, 11/25/2035, 1 mo. USD LIBOR + 0.640%(3)	670,497
642,253	5.75%, 05/25/2036	378,806
	Angel Oak Mortgage Trust
2,372,266	0.91%, 01/25/2066(1)(2)	2,373,362
2,201,655	0.99%, 04/25/2053(1)(2)	2,195,576
1,894,739	0.99%, 04/25/2066(1)(2)	1,879,121
2,730,000	1.82%, 11/25/2066(1)(2)	2,729,667
232,085	3.63%, 03/25/2049(1)(2)	232,910
2,606,831	Arroyo Mortgage Trust 3.35%, 04/25/2049(1)(2)	2,624,743
	Banc of America Funding Trust
725,283	0.70%, 05/20/2047, 1 mo. USD LIBOR + 0.600%(3)	735,928
2,509,740	5.77%, 05/25/2037(2)	2,590,910
97,249	6.35%, 01/25/2037(4)	97,916
565,305	BCAP LLC Trust 0.28%, 03/25/2037, 1 mo. USD LIBOR + 0.180%(3)	556,355
142,733	Bear Stearns Adjustable Rate Mortgage Trust 2.38%, 10/25/2035, 12 mo. USD CMT + 2.300%(3)	145,945
626,261	Bear Stearns Alt-A Trust 0.60%, 01/25/2036, 1 mo. USD LIBOR + 0.500%(3)	750,252
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.2% - (continued)
	Whole Loan Collateral CMO - 9.1% - (continued)
$ 215,962	Bear Stearns Mortgage Funding Trust 0.28%, 10/25/2036, 1 mo. USD LIBOR + 0.180%(3)	$ 206,835
326,757	Bellemeade Re Ltd. 1.50%, 10/25/2029, 1 mo. USD LIBOR + 1.400%(1)(3)	326,757
	BRAVO Residential Funding Trust
1,339,012	0.94%, 02/25/2049(1)(2)	1,328,497
1,782,071	0.97%, 03/25/2060(1)(2)	1,762,944
	CHL Mortgage Pass-Through Trust
309,666	2.72%, 11/20/2035(2)	286,470
1,155,482	2.91%, 09/25/2047(2)	1,106,958
1,378,814	CIM Trust 3.00%, 04/25/2057(1)(2)	1,391,634
	COLT Mortgage Loan Trust
2,757,271	0.91%, 06/25/2066(1)(2)	2,724,587
5,961,387	1.11%, 10/25/2066(1)(2)	5,879,935
	Connecticut Avenue Securities Trust
185,897	2.10%, 07/25/2039, 1 mo. USD LIBOR + 2.000%(1)(3)	186,074
222,231	2.20%, 06/25/2039, 1 mo. USD LIBOR + 2.100%(1)(3)	222,372
353,465	2.25%, 09/25/2031, 1 mo. USD LIBOR + 2.150%(1)(3)	354,817
1,051,498	2.25%, 11/25/2039, 1 mo. USD LIBOR + 2.150%(1)(3)	1,051,497
374,116	2.40%, 08/25/2031, 1 mo. USD LIBOR + 2.300%(1)(3)	375,661
1,226,040	Credit Suisse First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	1,108,942
2,442,539	Credit Suisse Mortgage Capital Certificates 0.94%, 05/25/2066(1)(2)	2,402,037
	CSMC Trust
1,505,335	1.80%, 12/27/2060(1)(2)	1,495,120
2,695,000	1.84%, 10/25/2066(1)(2)	2,687,931
1,637,775	3.25%, 04/25/2047(1)(2)	1,687,916
1,280,721	Deephaven Residential Mortgage Trust 0.90%, 04/25/2066(1)(2)	1,259,181
1,015,179	Eagle RE Ltd. 1.80%, 11/25/2028, 1 mo. USD LIBOR + 1.700%(1)(3)	1,015,180
1,057,549	Ellington Financial Mortgage Trust 0.93%, 06/25/2066(1)(2)	1,037,331
	Fannie Mae Connecticut Avenue Securities
1,357,066	3.65%, 07/25/2029, 1 mo. USD LIBOR + 3.550%(3)	1,389,629
2,174,747	4.45%, 05/25/2029, 1 mo. USD LIBOR + 4.350%(3)	2,257,708
479,948	5.00%, 11/25/2024, 1 mo. USD LIBOR + 4.900%(3)	499,733
405,052	5.80%, 04/25/2028, 1 mo. USD LIBOR + 5.700%(3)	426,658
233,925	6.10%, 09/25/2028, 1 mo. USD LIBOR + 6.000%(3)	241,703
	GCAT Trust
2,413,729	1.04%, 05/25/2066(1)(2)	2,402,822
2,420,000	1.92%, 08/25/2066(1)(2)	2,420,531
18,322	GMACM Mortgage Loan Trust 2.93%, 04/19/2036(2)	15,907
	GSR Mortgage Loan Trust
854,040	0.40%, 01/25/2037, 1 mo. USD LIBOR + 0.300%(3)	202,569
997,875	2.87%, 01/25/2036(2)	1,020,612

The accompanying notes are an integral part of these financial statements.
84

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.2% - (continued)
	Whole Loan Collateral CMO - 9.1% - (continued)
	HarborView Mortgage Loan Trust
$ 691,253	0.29%, 01/19/2038, 1 mo. USD LIBOR + 0.190%(3)	$ 672,962
2,412,667	0.34%, 12/19/2036, 1 mo. USD LIBOR + 0.240%(3)	2,417,746
905,561	Home Re Ltd. 1.70%, 10/25/2028, 1 mo. USD LIBOR + 1.600%(1)(3)	905,562
797,352	IndyMac Index Mortgage Loan Trust 2.90%, 03/25/2036(2)	694,247
135,126	JP Morgan Mortgage Trust 2.98%, 04/25/2037(2)	123,781
1,412,551	LCM L.P. 1.17%, 10/20/2027, 3 mo. USD LIBOR + 1.040%(1)(3)	1,412,720
	Legacy Mortgage Asset Trust
1,515,379	1.75%, 04/25/2061(1)(4)	1,511,944
1,898,918	1.75%, 07/25/2061(1)(4)	1,874,389
3,664,770	3.25%, 11/25/2059(1)(4)	3,675,208
708,644	Lehman XS Trust 0.52%, 07/25/2046, 1 mo. USD LIBOR + 0.420%(3)	735,260
	LSTAR Securities Investment Ltd.
4,067,561	1.80%, 03/02/2026, 1 mo. USD LIBOR + 1.700%(1)(3)	4,068,326
2,525,382	1.90%, 02/01/2026, 1 mo. USD LIBOR + 1.800%(1)(3)	2,523,754
1,249,153	2.60%, 04/01/2024, 1 mo. USD LIBOR + 2.500%(1)(3)	1,248,416
2,670,088	2.60%, 05/01/2024, 1 mo. USD LIBOR + 1.250%(1)(3)	2,658,825
229,740	MASTR Adjustable Rate Mortgages Trust 2.73%, 11/21/2034(2)	232,316
4,441,406	MFA LLC 2.36%, 03/25/2060(1)(4)	4,439,265
	MFRA Trust
477,021	1.01%, 01/26/2065(1)(2)	474,477
2,024,191	1.03%, 11/25/2064(1)(2)	2,005,019
2,032,807	1.15%, 04/25/2065(1)(2)	2,029,611
	New Residential Mortgage Loan Trust
2,537,763	0.85%, 01/25/2048, 1 mo. USD LIBOR + 0.750%(1)(3)	2,538,722
1,475,551	0.94%, 10/25/2058(1)(2)	1,462,118
1,948,390	1.60%, 06/25/2057, 1 mo. USD LIBOR + 1.500%(1)(3)	1,971,719
604,781	2.49%, 09/25/2059(1)(2)	606,667
1,884,939	3.50%, 08/25/2059(1)(2)	1,933,724
2,112,763	3.75%, 11/26/2035(1)(2)	2,205,861
2,049,576	3.75%, 11/25/2056(1)(2)	2,161,862
3,654,928	4.00%, 02/25/2057(1)(2)	3,851,745
3,667,490	4.00%, 03/25/2057(1)(2)	3,859,405
2,856,939	4.00%, 04/25/2057(1)(2)	2,994,362
2,015,271	4.00%, 05/25/2057(1)(2)	2,113,087
3,250,255	4.00%, 08/27/2057(1)(2)	3,403,520
1,420,065	4.00%, 12/25/2057(1)(2)	1,494,657
4,461,202	NMLT Trust 1.19%, 05/25/2056(1)(2)	4,423,715
267,669	Oaktown Re Ltd. 1.50%, 07/25/2029, 1 mo. USD LIBOR + 1.400%(1)(3)	267,766
1,410,338	OZLM Ltd. 1.18%, 04/30/2027, 3 mo. USD LIBOR + 1.050%(1)(3)	1,410,444
1,062,419	PMT Credit Risk Transfer Trust 2.10%, 03/27/2024, 1 mo. USD LIBOR + 2.000%(1)(3)	1,062,395
	Preston Ridge Partners Mortgage Trust LLC
2,693,450	1.79%, 06/25/2026(1)(4)	2,654,176
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.2% - (continued)
	Whole Loan Collateral CMO - 9.1% - (continued)
$ 2,815,425	1.79%, 07/25/2026(1)(4)	$ 2,807,083
5,151,059	1.87%, 04/25/2026(1)(4)	5,136,926
907,885	2.36%, 11/25/2025(1)(4)	905,266
2,267,989	2.49%, 10/25/2026(1)(4)	2,255,431
5,234,061	Pretium Mortgage Credit Partners LLC 1.99%, 02/25/2061(1)(4)	5,159,617
692,817	RBSGC Mortgage Loan Trust 6.25%, 01/25/2037	696,923
2,105,683	RCO VII Mortgage LLC 1.87%, 05/26/2026(1)(4)	2,075,950
518,542	Residential Accredit Loans, Inc. 6.00%, 12/25/2035	520,856
	Seasoned Credit Risk Transfer Trust
2,465,776	2.50%, 08/25/2059	2,537,246
1,949,819	3.50%, 11/25/2057	2,100,799
5,196,272	3.50%, 07/25/2058	5,618,887
1,031,046	3.50%, 08/25/2058	1,117,845
4,385,366	3.50%, 10/25/2058	4,661,933
	Starwood Mortgage Residential Trust
1,210,262	0.94%, 05/25/2065(1)(2)	1,200,936
3,910,442	1.92%, 11/25/2066(1)(2)	3,921,288
648,719	Structured Agency Credit Risk Trust 1.75%, 04/25/2043, 1 mo. USD LIBOR + 1.650%(1)(3)	648,914
2,840,000	Toorak Mortgage Corp. Ltd. 2.24%, 06/25/2024(1)(4)	2,829,619
5,567,460	Towd Point Mortgage Trust 2.92%, 11/30/2060(1)(2)	5,554,627
898,238	VCAT LLC 2.12%, 03/27/2051(1)(4)	896,238
	Verus Securitization Trust
1,890,627	0.92%, 02/25/2064(1)(2)	1,884,954
1,963,090	0.94%, 07/25/2066(1)(2)	1,945,155
1,686,183	1.03%, 02/25/2066(1)(2)	1,668,567
2,850,000	1.82%, 11/25/2066(1)(2)	2,848,293
5,663,942	1.83%, 10/25/2066(1)(2)	5,661,526
2,780,450	VOLT XCIV LLC 2.24%, 02/27/2051(1)(4)	2,765,581
	WaMu Mortgage Pass-Through Certificates Trust
1,826,331	0.90%, 12/25/2046, 12 mo. USD MTA + 0.820%(3)	1,694,178
363,260	0.94%, 06/25/2044, 1 mo. USD LIBOR + 0.840%(3)	359,303
738,078	2.81%, 06/25/2037(2)	720,907
26,851,914	Wells Fargo Commercial Mortgage Trust 0.90%, 09/15/2057(2)(5)	767,618
		208,546,959
	Total Asset & Commercial Mortgage-Backed Securities (cost $511,422,095)	$ 506,775,720
CORPORATE BONDS - 29.2%
	Advertising - 0.0%
500,000	Lamar Media Corp. 3.75%, 02/15/2028	$ 501,250
	Aerospace/Defense - 0.6%
	Boeing Co.
1,900,000	5.04%, 05/01/2027	2,140,684
1,390,000	5.15%, 05/01/2030	1,620,993
2,127,000	L3Harris Technologies, Inc. 3.85%, 06/15/2023	2,209,433

The accompanying notes are an integral part of these financial statements.
85

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 29.2% - (continued)
	Aerospace/Defense - 0.6% - (continued)
$ 960,000	Northrop Grumman Corp. 5.15%, 05/01/2040	$ 1,248,556
	Raytheon Technologies Corp.
3,455,000	2.38%, 03/15/2032	3,455,533
395,000	3.03%, 03/15/2052	398,492
32,000	3.65%, 08/16/2023	33,272
	United Technologies Corp.
1,565,000	3.95%, 08/16/2025	1,697,475
760,000	4.45%, 11/16/2038	918,146
		13,722,584
	Agriculture - 0.4%
1,110,000	Altria Group, Inc. 3.70%, 02/04/2051	1,038,327
	BAT Capital Corp.
585,000	2.26%, 03/25/2028	570,513
1,755,000	2.79%, 09/06/2024	1,808,445
3,265,000	BAT International Finance plc 1.67%, 03/25/2026	3,206,797
1,760,000	Kernel Holding S.A. 6.50%, 10/17/2024(7)	1,770,433
		8,394,515
	Airlines - 0.0%
85,000	United Airlines, Inc. 4.63%, 04/15/2029(1)	87,656
	Apparel - 0.2%
550,000	Hanesbrands, Inc. 4.88%, 05/15/2026(1)	587,813
3,550,000	William Carter Co. 5.63%, 03/15/2027(1)	3,669,812
		4,257,625
	Auto Manufacturers - 0.2%
505,000	Ford Motor Co. 3.25%, 02/12/2032	517,120
	General Motors Co.
915,000	5.20%, 04/01/2045	1,135,459
145,000	6.80%, 10/01/2027	178,089
	General Motors Financial Co., Inc.
265,000	1.25%, 01/08/2026	259,407
2,660,000	1.50%, 06/10/2026	2,618,531
		4,708,606
	Beverages - 0.3%
	Anheuser-Busch InBev Worldwide, Inc.
1,507,000	3.75%, 07/15/2042	1,647,386
645,000	4.75%, 04/15/2058	800,568
2,059,000	5.45%, 01/23/2039	2,700,974
	Constellation Brands, Inc.
150,000	2.25%, 08/01/2031	146,778
612,000	3.15%, 08/01/2029	646,064
		5,941,770
	Biotechnology - 0.3%
95,000	Baxalta, Inc. 3.60%, 06/23/2022	95,798
3,210,000	Gilead Sciences, Inc. 1.65%, 10/01/2030	3,079,990
	Royalty Pharma plc
2,090,000	2.15%, 09/02/2031	1,976,683
545,000	2.20%, 09/02/2030	528,095
475,000	3.30%, 09/02/2040	480,060
		6,160,626
	Chemicals - 0.2%
290,000	Chemours Co. 5.38%, 05/15/2027(8)	310,300
2,760,000	DuPont de Nemours, Inc. 4.21%, 11/15/2023	2,918,933
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 29.2% - (continued)
	Chemicals - 0.2% - (continued)
$ 731,000	LYB International Finance LLC 1.25%, 10/01/2025	$ 718,970
290,000	Olin Corp. 5.13%, 09/15/2027	297,613
		4,245,816
	Commercial Banks - 5.2%
3,775,000	Bangkok Bank PCL 3.47%, 09/23/2036, (3.47% fixed rate until 09/23/2031; 5 year USD CMT + 2.150% thereafter)(1)(9)	3,780,647
	Bank of America Corp.
1,370,000	2.46%, 10/22/2025, (2.46% fixed rate until 10/22/2024; 3 mo. USD LIBOR + 0.870% thereafter)(9)	1,407,384
965,000	2.57%, 10/20/2032, (2.57% fixed rate until 10/20/2031; 3 mo. USD SOFR + 1.210% thereafter)(9)	970,787
1,565,000	3.19%, 07/23/2030, (3.19% fixed rate until 07/23/2029; 3 mo. USD LIBOR + 1.180% thereafter)(9)	1,651,958
2,465,000	3.31%, 04/22/2042, (3.31% fixed rate until 04/22/2041; 3 mo. USD SOFR + 1.580% thereafter)(9)	2,598,133
3,650,000	3.37%, 01/23/2026, (3.37% fixed rate until 01/23/2025; 3 mo. USD LIBOR + 0.810% thereafter)(9)	3,841,254
1,860,000	3.71%, 04/24/2028, (3.70% fixed rate until 04/24/2027; 3 mo. USD LIBOR + 1.512% thereafter)(9)	2,019,819
4,225,000	4.08%, 03/20/2051, (4.08% fixed rate until 03/20/2050; 3 mo. USD LIBOR + 3.150% thereafter)(9)	5,093,904
185,000	7.75%, 05/14/2038	290,473
	BNP Paribas S.A.
1,090,000	1.32%, 01/13/2027, (1.32% fixed rate until 01/13/2026; 3 mo. USD SOFR + 1.004% thereafter)(1)(9)	1,061,180
410,000	2.16%, 09/15/2029, (2.16% fixed rate until 09/15/2028; 3 mo. USD SOFR + 1.218% thereafter)(1)(9)	401,788
1,940,000	2.22%, 06/09/2026, (2.22% fixed rate until 06/09/2025; 3 mo. USD SOFR + 2.074% thereafter)(1)(9)	1,958,895
	Citigroup, Inc.
1,780,000	2.52%, 11/03/2032, (2.52% fixed rate until 11/03/2031; 3 mo. USD SOFR + 1.177% thereafter)(9)	1,780,013
555,000	2.56%, 05/01/2032, (2.56% fixed rate until 05/01/2031; 3 mo. USD SOFR + 1.167% thereafter)(9)	558,513
3,275,000	3.35%, 04/24/2025, (3.35% fixed rate until 04/24/2024; 3 mo. USD LIBOR + 0.897% thereafter)(9)	3,420,201
2,745,000	3.70%, 01/12/2026	2,969,568
1,795,000	3.98%, 03/20/2030, (3.98% fixed rate until 03/20/2029; 3 mo. USD LIBOR + 1.338% thereafter)(9)	1,983,212
631,000	4.41%, 03/31/2031, (4.41% fixed rate until 03/31/2030; 3 mo. USD SOFR + 3.914% thereafter)(9)	721,336
1,660,000	4.45%, 09/29/2027	1,852,044

The accompanying notes are an integral part of these financial statements.
86

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 29.2% - (continued)
	Commercial Banks - 5.2% - (continued)
$ 865,000	Credit Suisse Group AG 3.09%, 05/14/2032, (3.09% fixed rate until 05/14/2031; 3 mo. USD SOFR + 1.730% thereafter)(1)(9)	$ 881,164
	Danske Bank A/S
1,890,000	5.00%, 01/12/2022(1)	1,891,675
1,970,000	5.38%, 01/12/2024(1)	2,120,954
1,545,000	Deutsche Bank AG 2.31%, 11/16/2027 (2.31% fixed rate until 11/16/2026; thereafter)(9)	1,544,789
	Goldman Sachs Group, Inc.
1,530,000	0.93%, 10/21/2024, (0.93% fixed rate until 10/21/2023; 3 mo. USD SOFR + 0.486% thereafter)(9)	1,523,586
2,810,000	2.38%, 07/21/2032, (2.38% fixed rate until 07/21/2031; 3 mo. USD SOFR + 1.248% thereafter)(9)	2,769,947
3,500,000	2.62%, 04/22/2032, (2.62% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.281% thereafter)(9)	3,529,127
320,000	2.65%, 10/21/2032, (2.65% fixed rate until 10/21/2031; 3 mo. USD SOFR + 1.264% thereafter)(9)	322,383
965,000	2.91%, 07/24/2023, (2.91% fixed rate until 07/24/2022; 3 mo. USD LIBOR + 0.990% thereafter)(9)	975,893
2,680,000	3.81%, 04/23/2029, (3.81% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.158% thereafter)(9)	2,917,439
3,035,000	4.22%, 05/01/2029, (4.22% fixed rate until 05/01/2028; 3 mo. USD LIBOR + 1.301% thereafter)(9)	3,373,959
65,000	6.25%, 02/01/2041	94,729
546,000	6.75%, 10/01/2037	775,740
	HSBC Holdings plc
2,440,000	0.98%, 05/24/2025, (0.98% fixed rate until 05/24/2024; 3 mo. USD SOFR + 0.708% thereafter)(9)	2,410,956
1,425,000	1.59%, 05/24/2027, (1.59% fixed rate until 05/24/2026; 3 mo. USD SOFR + 1.290% thereafter)(9)	1,394,329
2,700,000	4.58%, 06/19/2029, (4.58% fixed rate until 06/19/2028; 3 mo. USD LIBOR + 1.535% thereafter)(9)	3,027,015
	JP Morgan Chase & Co.
2,285,000	1.56%, 12/10/2025, (1.56% fixed rate until 12/10/2024; 3 mo. USD LIBOR + 1.140% thereafter)(9)	2,288,558
2,250,000	2.55%, 11/08/2032, (2.55% fixed rate until 11/08/2031; 3 mo. USD SOFR + 1.180% thereafter)(9)	2,268,272
955,000	2.58%, 04/22/2032, (2.58% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.250% thereafter)(9)	968,369
390,000	2.96%, 05/13/2031, (2.96% fixed rate until 05/13/2030; 3 mo. USD SOFR + 2.515% thereafter)(9)	404,207
1,700,000	3.11%, 04/22/2041, (3.11% fixed rate until 04/22/2040; 3 mo. USD SOFR + 2.460% thereafter)(9)	1,765,485
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 29.2% - (continued)
	Commercial Banks - 5.2% - (continued)
$ 575,000	3.11%, 04/22/2051, (3.11% fixed rate until 04/22/2050; 3 mo. USD SOFR + 2.440% thereafter)(9)	$ 596,383
3,905,000	3.16%, 04/22/2042, (3.16% fixed rate until 04/22/2041; 3 mo. USD SOFR + 1.460% thereafter)(9)	4,088,081
1,025,000	3.51%, 01/23/2029, (3.51% fixed rate until 01/23/2028; 3 mo. USD LIBOR + 0.945% thereafter)(9)	1,098,849
1,655,000	3.70%, 05/06/2030, (3.70% fixed rate until 05/06/2029; 3 mo. USD LIBOR + 1.160% thereafter)(9)	1,810,296
4,480,000	3.96%, 01/29/2027, (3.96% fixed rate until 01/29/2026; 3 mo. USD LIBOR + 1.245% thereafter)(9)	4,842,987
2,230,000	4.01%, 04/23/2029, (4.00% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.120% thereafter)(9)	2,463,276
	Morgan Stanley
335,000	1.59%, 05/04/2027, (1.59% fixed rate until 05/04/2026; 3 mo. USD SOFR + 0.879% thereafter)(9)	331,603
4,595,000	1.79%, 02/13/2032, (1.79% fixed rate until 02/13/2031; 3 mo. USD SOFR + 1.034% thereafter)(9)	4,354,361
2,540,000	1.93%, 04/28/2032, (1.93% fixed rate until 04/28/2031; 3 mo. USD SOFR + 1.020% thereafter)(9)	2,429,836
2,090,000	2.24%, 07/21/2032, (2.24% fixed rate until 07/21/2031; 3 mo. USD SOFR + 1.178% thereafter)(9)	2,046,573
240,000	2.51%, 10/20/2032, (2.51% fixed rate until 10/20/2031; 3 mo. USD SOFR + 1.200% thereafter)(9)	240,050
155,000	2.70%, 01/22/2031, (2.70% fixed rate until 01/22/2030; 3 mo. USD SOFR + 1.143% thereafter)(9)	158,736
2,000,000	3.59%, 07/22/2028, (3.59% fixed rate until 07/22/2027; 3 mo. USD LIBOR + 1.340% thereafter)(9)	2,157,619
1,475,000	3.63%, 01/20/2027	1,600,110
1,095,000	4.00%, 07/23/2025	1,187,216
80,000	PNC Financial Services Group, Inc. 2.55%, 01/22/2030	82,323
1,435,000	Santander Holdings USA, Inc. 3.70%, 03/28/2022	1,441,145
1,860,000	Truist Bank 2.25%, 03/11/2030	1,857,019
1,273,000	UBS Group AG 2.65%, 02/01/2022(1)	1,275,228
2,685,000	UniCredit S.p.A. 6.57%, 01/14/2022(1)	2,688,893
	Wells Fargo & Co.
325,000	2.41%, 10/30/2025, (2.41% fixed rate until 10/30/2024; 3 mo. USD SOFR + 1.087% thereafter)(9)	333,002
2,125,000	3.00%, 04/22/2026	2,233,312
665,000	3.00%, 10/23/2026	699,056
1,840,000	3.75%, 01/24/2024	1,933,499
155,000	4.90%, 11/17/2045	195,518
765,000	5.01%, 04/04/2051, (5.01% fixed rate until 04/04/2050; 3 mo. USD SOFR + 4.502% thereafter)(9)	1,048,292
214,000	5.61%, 01/15/2044	290,379
		119,093,327

The accompanying notes are an integral part of these financial statements.
87

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 29.2% - (continued)
	Commercial Services - 1.2%
	Ashtead Capital, Inc.
$ 1,190,000	4.00%, 05/01/2028(1)	$ 1,244,111
4,990,000	4.38%, 08/15/2027(1)	5,168,143
	Gartner, Inc.
635,000	3.63%, 06/15/2029(1)	642,017
3,345,000	3.75%, 10/01/2030(1)	3,419,928
	Global Payments, Inc.
475,000	2.15%, 01/15/2027	477,183
1,965,000	3.20%, 08/15/2029	2,048,513
	Howard University
1,000,000	2.70%, 10/01/2029	1,014,682
1,000,000	2.90%, 10/01/2031	1,043,422
720,000	3.48%, 10/01/2041	719,994
2,315,000	IHS Markit Ltd. 4.13%, 08/01/2023	2,419,175
	Service Corp. International
2,500,000	3.38%, 08/15/2030	2,456,625
385,000	4.63%, 12/15/2027	401,844
4,561,000	5.13%, 06/01/2029	4,891,673
	United Rentals North America, Inc.
315,000	4.00%, 07/15/2030	323,663
445,000	4.88%, 01/15/2028	467,639
		26,738,612
	Construction Materials - 0.3%
3,266,000	Builders FirstSource, Inc. 5.00%, 03/01/2030(1)	3,502,785
	Standard Industries, Inc.
805,000	3.38%, 01/15/2031(1)	775,449
3,370,000	4.38%, 07/15/2030(1)	3,437,804
		7,716,038
	Diversified Financial Services - 1.0%
2,320,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.30%, 01/30/2032	2,368,264
4,485,000	BOC Aviation USA Corp. 1.63%, 04/29/2024(1)	4,478,717
1,725,000	Capital One Financial Corp. 3.90%, 01/29/2024	1,815,547
241,000	GE Capital International Funding Co. 4.42%, 11/15/2035	288,024
7,400,000	GTP Acquisition Partners LLC 3.48%, 06/15/2050(1)	7,693,662
1,000,000	Mastercard, Inc. 2.95%, 03/15/2051	1,038,794
4,220,000	Power Finance Corp. Ltd. 3.95%, 04/23/2030(1)	4,360,373
		22,043,381
	Electric - 2.2%
1,235,000	Alabama Power Co. 3.45%, 10/01/2049	1,313,467
	Berkshire Hathaway Energy Co.
705,000	1.65%, 05/15/2031	668,763
215,000	3.25%, 04/15/2028	230,195
	Cleco Corporate Holdings LLC
1,215,000	3.38%, 09/15/2029	1,236,812
75,000	4.97%, 05/01/2046	90,857
1,155,000	Commonwealth Edison Co. 3.65%, 06/15/2046	1,283,192
1,050,000	Consolidated Edison Co of New York Inc 3.20%, 12/01/2051	1,053,484
1,525,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	1,801,635
2,595,000	Duke Energy Corp. 2.55%, 06/15/2031	2,600,988
	Duke Energy Indiana LLC
1,110,000	2.75%, 04/01/2050	1,083,879
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 29.2% - (continued)
	Electric - 2.2% - (continued)
$ 780,000	3.25%, 10/01/2049	$ 810,041
670,000	Duke Energy Progress LLC 4.38%, 03/30/2044	806,520
1,120,000	Duquesne Light Holdings, Inc. 2.78%, 01/07/2032(1)	1,107,934
1,865,000	Enel Finance International N.V. 1.38%, 07/12/2026(1)	1,817,215
	Evergy, Inc.
730,000	2.45%, 09/15/2024	748,923
715,000	2.90%, 09/15/2029	732,536
2,745,000	Exelon Corp. 3.95%, 06/15/2025	2,933,791
	FirstEnergy Corp.
285,000	1.60%, 01/15/2026	275,737
675,000	2.25%, 09/01/2030	650,531
1,870,000	3.40%, 03/01/2050	1,832,600
820,000	5.35%, 07/15/2047	976,077
1,835,000	Georgia Power Co. 4.30%, 03/15/2042	2,094,894
1,465,000	IPALCO Enterprises, Inc. 3.70%, 09/01/2024	1,532,687
1,370,000	ITC Holdings Corp. 2.95%, 05/14/2030(1)	1,400,219
1,075,000	Jersey Central Power & Light Co. 2.75%, 03/01/2032(1)	1,090,704
	MidAmerican Energy Co.
210,000	3.15%, 04/15/2050	220,643
215,000	3.65%, 08/01/2048	242,514
1,705,000	NRG Energy, Inc. 2.45%, 12/02/2027(1)	1,690,624
1,130,000	Oglethorpe Power Corp. 5.05%, 10/01/2048	1,430,455
	Pacific Gas and Electric Co.
3,780,000	2.50%, 02/01/2031	3,602,615
2,930,000	4.95%, 07/01/2050	3,201,185
	PacifiCorp
306,000	4.13%, 01/15/2049	353,747
360,000	4.15%, 02/15/2050	427,408
2,070,000	Puget Energy, Inc. 3.65%, 05/15/2025	2,188,271
	Sempra Energy
1,615,000	3.40%, 02/01/2028	1,720,447
720,000	3.80%, 02/01/2038	791,867
205,000	4.00%, 02/01/2048	228,821
	Southern California Edison Co.
1,550,000	2.85%, 08/01/2029	1,603,315
511,000	4.00%, 04/01/2047	565,302
	Southern Co.
625,000	2.95%, 07/01/2023	640,111
1,830,000	3.70%, 04/30/2030	1,992,145
		51,073,151
	Electronics - 0.0%
580,000	Imola Merger Corp. 4.75%, 05/15/2029(1)	594,277
	Energy-Alternate Sources - 0.1%
1,085,000	FS Luxembourg S.a.r.l. 10.00%, 12/15/2025(1)	1,189,442
845,000	Investment Energy Resources Ltd. 6.25%, 04/26/2029(1)	907,327
		2,096,769
	Engineering & Construction - 0.2%
1,615,000	IHS Holding Ltd. Co. 6.25%, 11/29/2028(1)	1,631,150
3,212,319	International Airport Finance S.A. 12.00%, 03/15/2033(1)	3,453,243
		5,084,393

The accompanying notes are an integral part of these financial statements.
88

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 29.2% - (continued)
	Entertainment - 0.2%
$ 4,525,000	WMG Acquisition Corp. 3.88%, 07/15/2030(1)	$ 4,598,531
	Environmental Control - 0.3%
	Clean Harbors, Inc.
5,434,000	4.88%, 07/15/2027(1)	5,597,020
116,000	5.13%, 07/15/2029(1)	122,960
		5,719,980
	Food - 0.3%
	Conagra Brands, Inc.
615,000	4.30%, 05/01/2024	654,528
411,000	4.85%, 11/01/2028	474,477
335,000	5.40%, 11/01/2048	452,617
1,715,000	JBS Finance Luxembourg Sarl 2.50%, 01/15/2027(1)	1,695,723
1,325,000	Kellogg Co. 3.40%, 11/15/2027	1,428,437
3,070,000	NBM U.S. Holdings, Inc. 7.00%, 05/14/2026(1)	3,219,693
		7,925,475
	Food Service - 0.0%
160,000	Aramark Services, Inc. 5.00%, 02/01/2028(1)	165,400
	Forest Products & Paper - 0.1%
1,485,000	Suzano Austria GmbH 3.13%, 01/15/2032	1,436,752
	Gas - 0.1%
	NiSource, Inc.
1,090,000	3.49%, 05/15/2027	1,170,772
1,005,000	3.60%, 05/01/2030	1,084,262
		2,255,034
	Healthcare - Products - 0.8%
	Alcon Finance Corp.
1,164,000	2.75%, 09/23/2026(1)	1,203,650
915,000	3.00%, 09/23/2029(1)	956,033
290,000	Avantor Funding, Inc. 4.63%, 07/15/2028(1)	302,325
6,160,000	Baxter International, Inc. 2.54%, 02/01/2032(1)	6,230,370
	Boston Scientific Corp.
1,030,000	1.90%, 06/01/2025	1,041,965
2,880,000	3.75%, 03/01/2026	3,095,380
690,000	Hill-Rom Holdings, Inc. 4.38%, 09/15/2027(1)	721,050
4,410,000	Hologic, Inc. 4.63%, 02/01/2028(1)	4,630,500
570,000	Teleflex, Inc. 4.25%, 06/01/2028(1)	587,208
		18,768,481
	Healthcare - Services - 0.7%
1,335,000	Anthem, Inc. 3.50%, 08/15/2024	1,409,976
	Centene Corp.
95,000	3.38%, 02/15/2030	96,920
435,000	4.25%, 12/15/2027	453,488
5,230,000	4.63%, 12/15/2029	5,640,346
360,000	CommonSpirit Health 3.35%, 10/01/2029	383,157
710,000	HCA, Inc. 3.50%, 09/01/2030	750,381
920,000	Humana, Inc. 2.15%, 02/03/2032	890,680
	Kaiser Foundation Hospitals
865,000	2.81%, 06/01/2041	872,191
1,430,000	3.00%, 06/01/2051	1,477,450
990,000	Sutter Health 3.36%, 08/15/2050	1,041,284
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 29.2% - (continued)
	Healthcare - Services - 0.7% - (continued)
	UnitedHealth Group, Inc.
$ 1,600,000	2.75%, 05/15/2040	$ 1,628,952
190,000	3.50%, 08/15/2039	211,217
		14,856,042
	Home Builders - 0.2%
2,465,000	PulteGroup, Inc. 5.50%, 03/01/2026	2,802,755
540,000	Taylor Morrison Communities, Inc. 5.13%, 08/01/2030(1)	594,000
575,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	634,656
		4,031,411
	Insurance - 1.0%
4,045,000	American International Group, Inc. 2.50%, 06/30/2025	4,172,575
1,515,000	Aon Corp. 2.20%, 11/15/2022	1,534,545
1,780,000	Athene Global Funding 2.65%, 10/04/2031(1)	1,758,281
	Brighthouse Financial, Inc.
885,000	3.85%, 12/22/2051	879,252
2,035,000	5.63%, 05/15/2030	2,430,488
2,685,000	Chubb INA Holdings, Inc. 3.05%, 12/15/2061	2,752,233
3,390,000	Equitable Financial Life Global Funding 1.80%, 03/08/2028(1)	3,336,334
1,300,000	Marsh & McLennan Cos., Inc. 4.75%, 03/15/2039	1,624,979
345,000	MGIC Investment Corp. 5.75%, 08/15/2023	363,544
1,910,000	New York Life Global Funding 2.00%, 01/22/2025(1)	1,950,212
	Unum Group
165,000	4.13%, 06/15/2051	168,056
1,215,000	4.50%, 12/15/2049	1,296,576
35,000	Voya Financial, Inc. 4.80%, 06/15/2046	43,482
1,035,000	Willis North America, Inc. 3.60%, 05/15/2024	1,084,191
		23,394,748
	Internet - 0.5%
990,000	Alibaba Group Holding Ltd. 3.40%, 12/06/2027	1,048,695
1,505,000	Amazon.com, Inc. 3.88%, 08/22/2037	1,771,153
	Go Daddy Operating Co. LLC
770,000	3.50%, 03/01/2029(1)	762,323
3,190,000	5.25%, 12/01/2027(1)	3,297,663
4,490,000	NortonLifeLock, Inc. 5.00%, 04/15/2025(1)	4,524,236
		11,404,070
	Iron/Steel - 0.2%
285,000	Commercial Metals Co. 5.38%, 07/15/2027	296,400
EUR 1,755,000	Metinvest B.V. 5.63%, 06/17/2025(1)	1,975,329
	Vale Overseas Ltd.
$ 1,115,000	3.75%, 07/08/2030	1,154,036
1,560,000	6.25%, 08/10/2026	1,805,716
		5,231,481
	IT Services - 0.6%
	Apple, Inc.
370,000	2.20%, 09/11/2029	379,064
2,000,000	2.65%, 02/08/2051	1,974,186
885,000	3.45%, 02/09/2045	990,867
6,750,000	Booz Allen Hamilton, Inc. 3.88%, 09/01/2028(1)	6,868,125

The accompanying notes are an integral part of these financial statements.
89

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 29.2% - (continued)
	IT Services - 0.6% - (continued)
$ 1,460,000	Kyndryl Holdings, Inc. 3.15%, 10/15/2031(1)	$ 1,417,843
1,070,000	Leidos, Inc. 3.63%, 05/15/2025	1,136,254
		12,766,339
	Lodging - 0.0%
975,000	Las Vegas Sands Corp. 3.50%, 08/18/2026	987,417
	Machinery - Construction & Mining - 0.0%
590,000	BWX Technologies, Inc. 4.13%, 04/15/2029(1)	597,375
	Machinery-Diversified - 0.1%
1,380,000	Otis Worldwide Corp. 2.57%, 02/15/2030	1,401,207
	Media - 1.4%
	CCO Holdings LLC / CCO Holdings Capital Corp.
150,000	4.25%, 02/01/2031(1)	151,317
500,000	4.50%, 08/15/2030(1)	511,595
150,000	5.13%, 05/01/2027(1)	154,500
	Charter Communications Operating LLC / Charter Communications Operating Capital
3,680,000	6.48%, 10/23/2045	5,039,446
380,000	6.83%, 10/23/2055	545,241
	Comcast Corp.
2,914,000	2.94%, 11/01/2056(1)	2,787,875
651,000	2.99%, 11/01/2063(1)	620,776
305,000	3.20%, 07/15/2036	325,941
10,000	3.25%, 11/01/2039	10,578
1,495,000	Cox Communications, Inc. 2.60%, 06/15/2031(1)	1,495,017
	CSC Holdings LLC
4,740,000	3.38%, 02/15/2031(1)	4,437,825
400,000	4.13%, 12/01/2030(1)	390,500
430,000	5.50%, 04/15/2027(1)	444,513
	Discovery Communications LLC
840,000	3.80%, 03/13/2024	881,220
19,000	3.95%, 06/15/2025	20,246
1,970,000	4.00%, 09/15/2055	2,072,300
826,000	5.30%, 05/15/2049	1,037,466
555,000	DISH DBS Corp. 5.88%, 11/15/2024	569,619
	Sirius XM Radio, Inc.
3,550,000	3.13%, 09/01/2026(1)	3,551,029
590,000	4.13%, 07/01/2030(1)	590,000
780,000	Time Warner Cable LLC 6.55%, 05/01/2037	1,022,563
3,900,000	Time Warner Entertainment Co., L.P. 8.38%, 07/15/2033	5,684,880
550,000	Videotron Ltd. 5.38%, 06/15/2024(1)	588,500
		32,932,947
	Miscellaneous Manufacturing - 0.0%
340,000	Ingersoll-Rand Luxembourg Finance S.A. 4.50%, 03/21/2049	422,091
	Office/Business Equipment - 0.3%
	CDW LLC / CDW Finance Corp.
485,000	2.67%, 12/01/2026	496,747
5,548,000	3.25%, 02/15/2029	5,597,544
450,000	3.28%, 12/01/2028	460,912
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 29.2% - (continued)
	Office/Business Equipment - 0.3% - (continued)
$ 430,000	3.57%, 12/01/2031	$ 447,200
280,000	Xerox Holdings Corp. 5.50%, 08/15/2028(1)	295,050
		7,297,453
	Oil & Gas - 1.4%
270,000	Apache Corp. 4.88%, 11/15/2027	294,300
	BP Capital Markets America, Inc.
720,000	2.94%, 06/04/2051	693,855
490,000	3.06%, 06/17/2041	497,294
910,000	3.38%, 02/08/2061	939,065
1,760,000	3.63%, 04/06/2030	1,945,508
790,000	Continental Resources, Inc. 5.75%, 01/15/2031(1)	930,320
1,665,000	Ecopetrol S.A. 4.63%, 11/02/2031	1,618,713
	Energean Israel Finance Ltd.
860,000	4.50%, 03/30/2024(1)(7)	864,300
735,000	4.88%, 03/30/2026(1)(7)	728,569
695,000	5.88%, 03/30/2031(1)(7)	681,100
	Equinor ASA
930,000	1.75%, 01/22/2026	936,103
675,000	3.63%, 04/06/2040	751,790
850,000	3.70%, 04/06/2050	976,586
1,530,000	Exxon Mobil Corp. 4.23%, 03/19/2040	1,813,750
	Hess Corp.
942,000	7.13%, 03/15/2033	1,260,067
715,000	7.30%, 08/15/2031	952,949
2,045,000	Leviathan Bond Ltd. 6.50%, 06/30/2027(1)(7)	2,190,440
	Lundin Energy Finance B.V.
775,000	2.00%, 07/15/2026(1)	770,006
2,470,000	3.10%, 07/15/2031(1)	2,490,359
1,730,000	Marathon Petroleum Corp. 4.70%, 05/01/2025	1,888,048
	Occidental Petroleum Corp.
5,000	3.20%, 08/15/2026	5,153
10,000	3.40%, 04/15/2026	10,250
35,000	3.50%, 08/15/2029	35,908
660,000	4.10%, 02/15/2047	646,800
26,000	6.13%, 01/01/2031	31,684
10,000	6.38%, 09/01/2028	11,873
	Qatar Petroleum
2,085,000	2.25%, 07/12/2031(1)	2,065,334
905,000	3.30%, 07/12/2051(1)	931,578
614,000	Saudi Arabian Oil Co. 2.88%, 04/16/2024(1)	633,763
	Shell International Finance B.V.
485,000	2.88%, 11/26/2041	486,805
620,000	3.00%, 11/26/2051	632,488
720,000	3.25%, 04/06/2050	768,952
	Sunoco L.P. / Sunoco Finance Corp.
200,000	4.50%, 04/30/2030(1)	204,983
250,000	6.00%, 04/15/2027	260,725
2,320,000	Tullow Oil plc 7.00%, 03/01/2025(1)	1,893,816
135,000	Viper Energy Partners L.P. 5.38%, 11/01/2027(1)	139,388
		31,982,622
	Oil & Gas Services - 0.0%
555,000	Halliburton Co. 4.85%, 11/15/2035	653,185

The accompanying notes are an integral part of these financial statements.
90

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 29.2% - (continued)
	Packaging & Containers - 0.3%
$ 400,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.13%, 08/15/2026(1)	$ 409,000
4,650,000	Ball Corp. 4.00%, 11/15/2023	4,853,437
695,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	728,013
218,966	TricorBraun Holdings, Inc. 3.75%, 03/03/2028	217,201
		6,207,651
	Pharmaceuticals - 1.0%
	AbbVie, Inc.
625,000	3.20%, 11/21/2029	668,870
680,000	4.63%, 10/01/2042	835,116
3,390,000	Astrazeneca Finance LLC 1.75%, 05/28/2028(8)	3,372,799
360,000	Bausch Health Cos., Inc. 5.75%, 08/15/2027(1)	373,680
2,515,000	Bayer U.S. Finance LLC 4.25%, 12/15/2025(1)	2,721,453
	Bristol-Myers Squibb Co.
2,090,000	0.75%, 11/13/2025	2,036,222
855,000	2.55%, 11/13/2050	812,139
3,760,000	Cigna Corp. 1.25%, 03/15/2026	3,709,330
	CVS Health Corp.
435,000	4.13%, 04/01/2040	500,701
1,050,000	5.13%, 07/20/2045	1,368,993
	Merck & Co., Inc.
300,000	1.90%, 12/10/2028	301,497
1,185,000	2.15%, 12/10/2031	1,189,266
310,000	2.75%, 12/10/2051	308,355
430,000	Organon & Co. 4.13%, 04/30/2028(1)	436,987
2,979,000	Teva Pharmaceutical Finance Netherlands B.V. 3.15%, 10/01/2026	2,800,260
735,000	Teva Pharmaceutical Finance Netherlands III B.V. 4.75%, 05/09/2027	727,650
		22,163,318
	Pipelines - 0.9%
215,000	DCP Midstream Operating L.P. 5.60%, 04/01/2044	267,460
	Energy Transfer Operating L.P.
1,095,000	4.95%, 06/15/2028	1,232,680
1,390,000	5.25%, 04/15/2029	1,593,415
175,000	5.30%, 04/01/2044	200,945
180,000	5.35%, 05/15/2045	207,295
2,190,000	6.13%, 12/15/2045	2,731,652
	Enterprise Products Operating LLC
175,000	3.30%, 02/15/2053	174,748
570,000	4.25%, 02/15/2048	647,342
665,000	4.95%, 10/15/2054	842,052
125,000	EQM Midstream Partners L.P. 6.50%, 07/01/2027(1)	140,000
	Galaxy Pipeline Assets Bidco Ltd.
2,375,000	2.16%, 03/31/2034(1)	2,327,785
5,635,000	2.63%, 03/31/2036(1)	5,505,352
1,115,000	2.94%, 09/30/2040(1)	1,109,665
135,000	MPLX L.P. 1.75%, 03/01/2026	133,712
895,000	NGPL PipeCo LLC 3.25%, 07/15/2031(1)	910,126
280,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.88%, 02/01/2031	304,066
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 29.2% - (continued)
	Pipelines - 0.9% - (continued)
	Venture Global Calcasieu Pass LLC
$ 415,000	3.88%, 08/15/2029(1)	$ 430,563
155,000	4.13%, 08/15/2031(1)	164,300
670,000	Western Midstream Operating L.P. 5.30%, 02/01/2030	737,683
		19,660,841
	Real Estate Investment Trusts - 0.9%
	American Tower Corp.
745,000	1.45%, 09/15/2026	729,377
465,000	1.50%, 01/31/2028	445,235
1,085,000	2.40%, 03/15/2025	1,114,500
	EPR Properties
735,000	3.60%, 11/15/2031	727,992
1,020,000	3.75%, 08/15/2029	1,030,352
1,955,000	4.95%, 04/15/2028	2,111,036
760,000	Equinix, Inc. 2.00%, 05/15/2028	746,661
	GLP Capital L.P. / GLP Financing II, Inc.
890,000	3.25%, 01/15/2032	894,797
1,060,000	4.00%, 01/15/2031	1,131,009
1,025,000	5.30%, 01/15/2029	1,163,580
1,535,000	5.75%, 06/01/2028	1,772,372
	Realty Income Corp.
120,000	2.20%, 06/15/2028	121,224
145,000	2.85%, 12/15/2032	150,657
465,000	3.40%, 01/15/2028	501,860
	SBA Tower Trust
2,240,000	2.84%, 01/15/2050(1)	2,298,579
4,540,000	3.45%, 03/15/2048(1)	4,561,972
160,000	VICI Properties L.P. / VICI Note Co., Inc. 4.25%, 12/01/2026(1)	166,635
		19,667,838
	Retail - 0.8%
	1011778 BC ULC / New Red Finance, Inc.
150,000	3.50%, 02/15/2029(1)	148,455
620,000	3.88%, 01/15/2028(1)	627,911
485,000	AutoZone, Inc. 3.63%, 04/15/2025	517,392
	FirstCash, Inc.
3,352,000	4.63%, 09/01/2028(1)	3,348,715
1,735,000	5.63%, 01/01/2030(1)	1,767,618
	Gap, Inc.
2,041,000	3.63%, 10/01/2029(1)	2,018,753
3,324,000	3.88%, 10/01/2031(1)(8)	3,278,295
371,257	Great Outdoors Group, LLC 4.50%, 03/06/2028	371,335
1,655,000	Home Depot, Inc. 3.30%, 04/15/2040	1,799,152
270,000	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 4.75%, 06/01/2027(1)	279,113
550,000	Lithia Motors, Inc. 4.63%, 12/15/2027(1)	578,490
	McDonald's Corp.
1,035,000	3.35%, 04/01/2023	1,065,535
1,020,000	3.63%, 09/01/2049	1,129,736
315,000	Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.88%, 03/01/2027	325,238
300,000	Yum! Brands, Inc. 3.63%, 03/15/2031	298,875
		17,554,613
	Semiconductors - 1.0%
	Broadcom, Inc.
110,000	2.60%, 02/15/2033(1)	107,367
3,535,000	3.19%, 11/15/2036(1)	3,534,641

The accompanying notes are an integral part of these financial statements.
91

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 29.2% - (continued)
	Semiconductors - 1.0% - (continued)
$ 2,650,000	3.42%, 04/15/2033(1)	$ 2,781,252
270,000	4.30%, 11/15/2032	303,781
	Entegris, Inc.
225,000	3.63%, 05/01/2029(1)	225,563
460,000	4.38%, 04/15/2028(1)	472,650
1,575,000	Intel Corp. 3.10%, 02/15/2060	1,580,988
	Marvell Technology, Inc.
2,180,000	2.45%, 04/15/2028	2,212,773
1,300,000	2.95%, 04/15/2031	1,326,061
2,545,000	Microchip Technology, Inc. 2.67%, 09/01/2023	2,599,457
1,570,000	NVIDIA Corp. 3.50%, 04/01/2040	1,769,092
	NXP B.V. / NXP Funding LLC
425,000	4.63%, 06/01/2023(1)	444,814
2,372,000	4.88%, 03/01/2024(1)	2,548,426
786,000	5.35%, 03/01/2026(1)	888,446
1,080,000	5.55%, 12/01/2028(1)	1,294,427
355,000	Sensata Technologies B.V. 5.00%, 10/01/2025(1)	385,175
		22,474,913
	Software - 1.4%
7,134,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(1)	7,124,655
	CDK Global, Inc.
150,000	4.88%, 06/01/2027	155,250
4,231,000	5.25%, 05/15/2029(1)	4,484,860
2,120,000	Fair Isaac Corp. 4.00%, 06/15/2028(1)	2,178,406
560,000	IQVIA, Inc. 5.00%, 05/15/2027(1)	579,768
	Microsoft Corp.
131,000	2.68%, 06/01/2060	131,179
530,000	2.92%, 03/17/2052	564,996
619,000	3.04%, 03/17/2062	665,245
1,460,000	MSCI, Inc. 4.00%, 11/15/2029(1)	1,525,700
3,075,000	Open Text Corp. 3.88%, 12/01/2029(1)	3,113,438
600,000	Open Text Holdings, Inc. 4.13%, 12/01/2031(1)	606,000
	Oracle Corp.
1,900,000	2.88%, 03/25/2031	1,914,202
3,615,000	3.85%, 04/01/2060	3,584,189
880,000	3.95%, 03/25/2051	916,927
1,005,000	4.10%, 03/25/2061	1,051,833
3,245,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(1)	3,391,025
		31,987,673
	Telecommunications - 1.8%
4,255,000	Apple, Inc. 1.40%, 08/05/2028	4,168,935
	AT&T, Inc.
2,975,000	3.50%, 02/01/2061	2,938,009
3,459,000	3.55%, 09/15/2055	3,485,431
1,680,000	3.65%, 06/01/2051	1,746,318
1,266,000	3.80%, 12/01/2057	1,323,328
	Nokia Oyj
3,175,000	4.38%, 06/12/2027	3,429,000
575,000	6.63%, 05/15/2039	795,656
2,785,000	NTT Finance Corp. 1.16%, 04/03/2026(1)	2,733,696
425,000	Sprint Corp. 7.13%, 06/15/2024	477,128
	Telecom Italia Capital S.A.
265,000	6.00%, 09/30/2034	280,280
160,000	7.72%, 06/04/2038	188,043
3,085,000	Telefonica Celular del Paraguay S.A. 5.88%, 04/15/2027(1)	3,192,975
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 29.2% - (continued)
	Telecommunications - 1.8% - (continued)
	T-Mobile USA, Inc.
$ 679,000	2.05%, 02/15/2028	$ 674,530
1,360,000	2.70%, 03/15/2032(1)	1,370,229
2,745,000	3.50%, 04/15/2025	2,909,419
1,475,000	3.88%, 04/15/2030	1,615,310
1,195,000	4.50%, 04/15/2050	1,403,449
2,050,000	VEON Holdings B.V. 3.38%, 11/25/2027(1)	2,000,964
	Verizon Communications, Inc.
360,000	2.65%, 11/20/2040	343,071
1,338,000	4.27%, 01/15/2036	1,571,800
2,770,000	4.40%, 11/01/2034	3,230,800
165,000	4.50%, 08/10/2033	194,230
540,000	Vmed UK Financing plc 4.25%, 01/31/2031(1)	529,200
1,015,000	Vodafone Group plc 6.15%, 02/27/2037	1,378,638
		41,980,439
	Transportation - 0.2%
985,000	Canadian Pacific Railway Co. 2.45%, 12/02/2031	1,003,884
	Union Pacific Corp.
2,600,000	2.38%, 05/20/2031	2,653,179
740,000	2.97%, 09/16/2062	735,057
		4,392,120
	Trucking & Leasing - 0.3%
3,775,000	DAE Funding LLC 1.55%, 08/01/2024(1)	3,746,688
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
2,115,000	2.70%, 11/01/2024(1)	2,179,847
1,890,000	4.00%, 07/15/2025(1)	2,029,256
		7,955,791
	Water - 0.0%
355,000	American Water Capital Corp. 4.15%, 06/01/2049	420,477
	Total Corporate Bonds (cost $646,570,416)	$ 665,754,111
FOREIGN GOVERNMENT OBLIGATIONS - 6.8%
	Angola - 0.1%
	Angolan Government International Bond
1,600,000	8.00%, 11/26/2029(7)	$ 1,575,616
910,000	8.25%, 05/09/2028(7)	912,912
		2,488,528
	Argentina - 0.0%
	Argentine Republic Government International Bond
69,782	1.00%, 07/09/2029	25,297
2,046,884	1.13%, 07/09/2035(3)(4)	655,023
		680,320
	Benin - 0.1%
EUR 2,640,000	Benin Government International Bond 4.95%, 01/22/2035(1)	2,868,973
	Bermuda - 0.0%
$ 735,000	Bermuda Government International Bond 2.38%, 08/20/2030(1)	733,162

The accompanying notes are an integral part of these financial statements.
92

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 6.8% - (continued)
	Brazil - 0.8%
BRL 47,432,000	Brazil Notas do Tesouro Nacional 10.00%, 01/01/2031	$ 8,141,621
$ 9,365,000	Brazilian Government International Bond 3.88%, 06/12/2030	9,084,050
		17,225,671
	Chile - 0.4%
	Chile Government International Bond
EUR 4,930,000	1.25%, 01/22/2051	5,044,967
$ 615,000	2.55%, 07/27/2033	598,088
1,740,000	3.10%, 05/07/2041	1,702,590
505,000	3.25%, 09/21/2071	467,125
		7,812,770
	Colombia - 0.5%
	Colombia Government International Bond
6,545,000	3.88%, 04/25/2027	6,594,087
2,685,000	5.00%, 06/15/2045	2,423,213
395,000	5.20%, 05/15/2049	363,297
1,180,000	5.63%, 02/26/2044	1,144,706
		10,525,303
	Croatia - 0.2%
EUR 4,555,000	Croatia Government International Bond 1.50%, 06/17/2031(7)	5,366,095
	Dominican Republic - 0.2%
$ 4,890,000	Dominican Republic International Bond 6.40%, 06/05/2049(1)	5,134,549
	Egypt - 0.1%
	Egypt Government International Bond
840,000	7.63%, 05/29/2032(1)	794,296
720,000	8.50%, 01/31/2047(7)	637,171
595,000	8.88%, 05/29/2050(1)	539,296
		1,970,763
	Ghana - 0.0%
418,000	Ghana Government International Bond 6.38%, 02/11/2027(1)	351,931
	Hungary - 0.3%
EUR 5,610,000	Hungary Government International Bond 1.63%, 04/28/2032(7)	6,659,145
	Indonesia - 0.3%
	Indonesia Government International Bond
5,235,000	1.10%, 03/12/2033	5,747,165
240,000	2.15%, 07/18/2024(7)	285,661
470,000	2.63%, 06/14/2023(7)	554,032
		6,586,858
	Ivory Coast - 0.1%
1,965,000	Ivory Coast Government International Bond 4.88%, 01/30/2032(7)	2,149,097
	Jordan - 0.1%
$ 1,830,000	Jordan Government International Bond 5.85%, 07/07/2030(7)	1,848,538
	Macedonia - 0.2%
	North Macedonia Government International Bond
EUR 1,825,000	2.75%, 01/18/2025(7)	2,122,957
2,165,000	3.68%, 06/03/2026(1)	2,609,662
		4,732,619
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 6.8% - (continued)
	Mexico - 1.3%
MXN 308,198,500	Mexican Bonos 7.75%, 05/29/2031	$ 15,215,226
	Mexico Government International Bond
EUR 885,000	1.13%, 01/17/2030	976,237
6,185,000	1.45%, 10/25/2033	6,533,497
$ 1,350,000	3.77%, 05/24/2061	1,242,162
1,140,000	4.28%, 08/14/2041	1,181,325
2,990,000	4.75%, 04/27/2032	3,380,195
		28,528,642
	Morocco - 0.1%
EUR 2,865,000	Morocco Government International Bond 2.00%, 09/30/2030(7)	3,168,090
	Oman - 0.2%
$ 3,495,000	Oman Government International Bond 6.75%, 01/17/2048(1)	3,551,269
	Panama - 0.3%
	Panama Government International Bond
5,000,000	3.87%, 07/23/2060	5,000,000
815,000	4.30%, 04/29/2053	874,911
530,000	4.50%, 04/16/2050	583,800
		6,458,711
	Philippines - 0.3%
	Philippine Government International Bond
EUR 4,855,000	1.20%, 04/28/2033	5,484,125
1,010,000	1.75%, 04/28/2041	1,141,803
		6,625,928
	Romania - 0.4%
	Romanian Government International Bond
2,970,000	2.63%, 12/02/2040(1)	3,008,517
1,315,000	2.75%, 04/14/2041(7)	1,335,449
1,315,000	3.38%, 02/08/2038(7)	1,501,858
3,241,000	4.63%, 04/03/2049(7)	4,159,968
		10,005,792
	Russia - 0.3%
RUB 636,260,000	Russian Federal Bond - OFZ 5.90%, 03/12/2031	7,200,644
	Saudi Arabia - 0.2%
EUR 3,295,000	Saudi Government International Bond 2.00%, 07/09/2039(7)	3,959,864
	Senegal - 0.1%
	Senegal Government International Bond
785,000	4.75%, 03/13/2028(7)	905,948
$ 2,115,000	6.25%, 05/23/2033(7)	2,174,576
		3,080,524
	Serbia - 0.1%
EUR 3,030,000	Serbia International Bond 1.65%, 03/03/2033(1)	3,207,723
	United Arab Emirates - 0.1%
$ 2,455,000	Finance Department Government of Sharjah 3.63%, 03/10/2033(1)	2,405,571
	Total Foreign Government Obligations (cost $166,401,567)	$ 155,327,080

The accompanying notes are an integral part of these financial statements.
93

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 1.4%
	Development - 0.3%
$ 5,880,000	New York Transportation Dev Corp. Rev 4.25%, 09/01/2035	$ 6,419,419
	Education - 0.2%
	Chicago, IL, Board of Education, GO
365,000	6.04%, 12/01/2029	417,163
1,115,000	6.14%, 12/01/2039	1,376,967
2,315,000	6.32%, 11/01/2029	2,751,314
		4,545,444
	General - 0.5%
720,000	Chicago, IL, Transit Auth 3.91%, 12/01/2040	799,574
4,130,000	Florida State Board of Administration Finance Co. 1.26%, 07/01/2025	4,109,859
5,445,000	Philadelphia, PA, Auth Industrial Dev, (NATL Insured) 6.55%, 10/15/2028	6,842,379
		11,751,812
	General Obligation - 0.1%
	State of Illinois, GO
1,951,346	4.95%, 06/01/2023	2,026,111
280,000	5.00%, 01/01/2023	290,714
980,000	5.95%, 04/01/2022	992,837
		3,309,662
	Transportation - 0.2%
2,790,000	Metropolitan Transportation Auth, NY, Rev 6.81%, 11/15/2040	3,969,978
	Utility - Electric - 0.1%
749,000	Municipal Electric Auth, GA 6.64%, 04/01/2057	1,140,313
	Total Municipal Bonds (cost $29,340,362)	$ 31,136,628
SENIOR FLOATING RATE INTERESTS - 4.4%(10)
	Advertising - 0.0%
	ABG Intermediate Holdings 2 LLC
197,910	0.00%, 12/08/2028(11)	$ 196,921
31,045	0.00%, 12/08/2028(11)(12)	30,890
31,045	0.00%, 12/21/2028(11)	30,889
303,025	Clear Channel Outdoor Holdings, Inc. 3.63%, 08/21/2026, 1 mo. USD LIBOR + 3.500%(3)	298,607
225,423	Terrier Media Buyer, Inc. 3.60%, 12/17/2026, 1 mo. USD LIBOR + 3.500%(3)	224,239
		781,546
	Aerospace/Defense - 0.0%
556,587	TransDigm, Inc. 2.35%, 12/09/2025, 1 mo. USD LIBOR + 2.250%(3)	548,450
	Airlines - 0.1%
245,000	AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2028, 1 mo. USD LIBOR + 4.750%(3)	253,443
145,000	Air Canada 4.25%, 08/11/2028, 1 mo. USD LIBOR + 3.500%(3)	144,404
274,400	Kestrel Bidco, Inc. 4.00%, 12/11/2026, 3 mo. USD LIBOR + 3.000%(3)	265,638
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.4%(10) - (continued)
	Airlines - 0.1% - (continued)
$ 180,000	Mileage Plus Holdings LLC 6.25%, 06/21/2027, 1 mo. USD LIBOR + 5.250%(3)	$ 189,563
210,000	SkyMiles IP Ltd. 4.75%, 10/20/2027, 3 mo. USD LIBOR + 3.750%(3)	221,813
258,050	United Airlines, Inc. 4.50%, 04/21/2028, 1 mo. USD LIBOR + 3.750%(3)	258,401
		1,333,262
	Apparel - 0.0%
243,775	Birkenstock GmbH & Co. KG 3.75%, 04/28/2028, 1 mo. USD LIBOR + 3.750%(3)	242,861
	Auto Parts & Equipment - 0.1%
149,250	Adient U.S. LLC 3.60%, 04/08/2028, 1 mo. USD LIBOR + 3.500%(3)	149,095
	Clarios Global L.P.
EUR 686,394	3.25%, 04/30/2026, 3 mo. EURIBOR + 3.250%(3)	776,575
$ 401,474	3.35%, 04/30/2026, 1 mo. USD LIBOR + 3.250%(3)	398,764
	First Brands Group LLC
82,870	6.00%, 03/30/2027, 1 mo. USD LIBOR + 5.000%(3)	83,119
155,000	9.50%, 03/30/2028, 1 mo. USD LIBOR + 8.500%(3)	155,485
		1,563,038
	Chemicals - 0.2%
3,501,358	Axalta Coating Systems U.S. Holdings, Inc. 1.97%, 06/01/2024, 3 mo. USD LIBOR + 1.750%(3)	3,496,981
450,000	Diamond (BC) B.V. 3.50%, 09/29/2028, 1 mo. USD LIBOR + 3.000%(3)	447,890
99,250	NIC Acquisition Corp. 4.50%, 12/29/2027, 1 mo. USD LIBOR + 3.750%(3)	97,761
	Starfruit Finco B.V
74,726	3.10%, 10/01/2025, 1 mo. USD LIBOR + 2.750%(3)	74,399
EUR 94,413	3.25%, 10/01/2025, 3 mo. EURIBOR + 3.000%(3)	106,173
$ 251,863	Tronox Finance LLC 2.45%, 03/13/2028, 1 mo. USD LIBOR + 2.250%(3)	249,385
		4,472,589
	Commercial Services - 0.5%
287,825	AlixPartners LLP 3.25%, 02/04/2028, 1 mo. USD LIBOR + 2.750%(3)	286,490
205,215	Allied Universal Holdco LLC 4.25%, 05/12/2028, 1 mo. USD LIBOR + 3.750%(3)	204,318
320,000	APX Group, Inc. 4.00%, 07/10/2028, 1 mo. USD LIBOR + 3.500%(3)	319,111
478,387	AVSC Holding Corp. 4.25%, 03/03/2025, 3 mo. USD LIBOR + 3.250%(3)	438,203
	Belron Finance U.S. LLC
196,246	2.44%, 10/30/2026, 1 mo. USD LIBOR + 2.250%(3)	194,691
119,100	3.25%, 04/13/2028, 1 mo. USD LIBOR + 2.750%(3)	118,921
108,886	Ensemble RCM LLC 3.88%, 08/03/2026, 3 mo. USD LIBOR + 3.750%(3)	108,704

The accompanying notes are an integral part of these financial statements.
94

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.4%(10) - (continued)
	Commercial Services - 0.5% - (continued)
$ 448,875	MPH Acquisition Holdings LLC 4.75%, 08/17/2028, 1 mo. USD LIBOR + 4.250%(3)	$ 437,375
165,000	PECF USS Intermediate Holding III Corporation 0.00%, 12/15/2028(11)	165,060
EUR 105,975	Techem Verwaltungsgesellschaft 675 mbH 2.38%, 07/15/2025, 3 mo. EURIBOR + 2.375%(3)	118,390
$ 3,153,119	Trans Union LLC 1.85%, 11/16/2026, 1 mo. USD LIBOR + 1.750%(3)	3,121,588
	Verisure Holding AB
EUR 260,000	3.25%, 07/20/2026, 3 mo. EURIBOR + 3.250%(3)	293,976
570,000	3.25%, 03/27/2028, 3 mo. EURIBOR + 3.250%(3)	644,149
$ 4,108,950	WEX, Inc. 2.35%, 03/31/2028, 1 mo. USD LIBOR + 2.250%(3)	4,083,269
113,400	WW International, Inc. 4.00%, 04/13/2028, 1 mo. USD LIBOR + 3.500%(3)	112,124
		10,646,369
	Construction Materials - 0.2%
338,300	ACProducts, Inc. 4.75%, 05/17/2028, 1 mo. USD LIBOR + 4.250%(3)	333,225
240,000	Chamberlain Group, Inc. 4.00%, 11/03/2028, 1 mo. USD LIBOR + 4.000%(3)	239,700
426,356	Cornerstone Building Brands, Inc. 3.75%, 04/12/2028, 1 mo. USD LIBOR + 3.250%(3)	424,757
109,182	CP Atlas Buyer, Inc. 4.25%, 11/23/2027, 1 mo. USD LIBOR + 3.750%(3)	108,582
3,790,352	Ingersoll-Rand Services Co. 1.85%, 03/01/2027, 1 mo. USD LIBOR + 1.750%(3)	3,745,588
593,654	Quikrete Holdings, Inc. 2.60%, 02/01/2027, 1 mo. USD LIBOR + 2.500%(3)	586,405
211,282	Standard Industries, Inc. 3.00%, 09/22/2028, 1 mo. USD LIBOR + 2.500%(3)	211,371
		5,649,628
	Distribution/Wholesale - 0.2%
4,463,176	American Builders & Contractors Supply Co., Inc. 2.10%, 01/15/2027, 1 mo. USD LIBOR + 2.000%(3)	4,429,702
	Diversified Financial Services - 0.2%
150,350	Aretec Group, Inc. 4.35%, 10/01/2025, 3 mo. USD LIBOR + 4.250%(3)	150,287
614,352	Blackhawk Network Holdings, Inc. 3.10%, 06/15/2025, 3 mo. USD LIBOR + 3.000%(3)	609,744
630,647	Deerfield Dakota Holding LLC 4.75%, 04/09/2027, 1 mo. USD LIBOR + 3.750%(3)	630,943
2,472,581	Fleetcor Technologies Operating Co. LLC 1.85%, 04/28/2028, 1 mo. USD LIBOR + 1.750%(3)	2,441,056
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.4%(10) - (continued)
	Diversified Financial Services - 0.2% - (continued)
$ 136,150	Minotaur Acquisition, Inc. 4.85%, 03/27/2026, 3 mo. USD LIBOR + 4.750%(3)	$ 135,299
220,000	Setanta Aircraft Leasing Designated Activity Company 2.14%, 11/05/2028(3)	219,725
		4,187,054
	Electrical Components & Equipment - 0.0%
100,000	Anticimex International AB 0.00%, 11/16/2028, 1 mo. USD LIBOR + 3.500%(3)(11)	99,656
	Electronics - 0.0%
164,175	Ingram Micro, Inc. 4.00%, 06/30/2028, 1 mo. USD LIBOR + 3.500%(3)	164,093
EUR 100,000	Zephyr German BidCo GmbH 3.75%, 03/10/2028, 3 mo. EURIBOR + 3.750%(3)	113,960
		278,053
	Engineering & Construction - 0.1%
$ 228,850	Artera Services LLC 4.50%, 03/06/2025, 1 mo. USD LIBOR + 3.500%(3)	221,126
716,250	Brand Energy & Infrastructure Services, Inc. 5.25%, 06/21/2024, 3 mo. USD LIBOR + 4.250%(3)	699,440
440,157	Brown Group Holding LLC 3.00%, 06/07/2028, 1 mo. USD LIBOR + 2.750%(3)	439,057
195,000	II-VI Incorporated 0.00%, 12/01/2028(11)	194,512
		1,554,135
	Entertainment - 0.1%
	Crown Finance U.S., Inc.
EUR 32,602	2.63%, 02/28/2025, 3 mo. EURIBOR + 2.625%(3)	28,240
$ 181,321	3.50%, 02/28/2025, 1 mo. USD LIBOR + 2.500%(3)	139,868
9,531	9.25%, 05/23/2024, 1 mo. USD LIBOR + 8.250%(3)	10,115
795,546	Delta (LUX) S.a.r.l. 3.50%, 02/01/2024, 3 mo. USD LIBOR + 2.500%(3)	794,217
617,500	Golden Entertainment, Inc. 3.75%, 10/21/2024, 3 mo. USD LIBOR + 3.000%(3)	615,444
125,877	Penn National Gaming, Inc. 3.00%, 10/15/2025, 3 mo. USD LIBOR + 2.250%(3)	125,680
444,231	Scientific Games International, Inc. 2.85%, 08/14/2024, 1 mo. USD LIBOR + 2.750%(3)	442,356
339,543	UFC Holdings LLC 3.50%, 04/29/2026, 1 mo. USD LIBOR + 2.750%(3)	337,662
220,969	William Morris Endeavor Entertainment LLC 2.86%, 05/18/2025, 3 mo. USD LIBOR + 2.750%(3)	215,942
		2,709,524
	Environmental Control - 0.0%
105,000	Covanta Holding Corporation 0.00%, 11/30/2028(11)	105,053

The accompanying notes are an integral part of these financial statements.
95

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.4%(10) - (continued)
	Food - 0.1%
$ 182,583	B&G Foods, Inc. 2.60%, 10/10/2026, 1 mo. USD LIBOR + 2.500%(3)	$ 182,173
	Froneri International Ltd.
162,525	2.35%, 01/29/2027, 1 mo. USD LIBOR + 2.250%(3)	160,217
EUR 170,000	2.38%, 01/29/2027, 3 mo. EURIBOR + 2.625%(3)	189,283
$ 481,091	Hostess Brands LLC 3.00%, 08/03/2025, 1 mo. USD LIBOR + 2.250%(3)	479,238
244,375	U.S. Foods, Inc. 2.10%, 09/13/2026, 3 mo. USD LIBOR + 2.000%(3)	241,443
		1,252,354
	Food Service - 0.0%
	Aramark Services, Inc.
111,920	1.85%, 03/11/2025, 1 mo. USD LIBOR + 1.750%(3)	110,415
102,575	1.85%, 01/15/2027, 1 mo. USD LIBOR + 1.750%(3)	100,985
		211,400
	Gas - 0.0%
521,625	UGI Energy Services LLC 3.85%, 08/13/2026, 1 mo. USD LIBOR + 3.750%(3)	521,625
	Hand/Machine Tools - 0.0%
220,339	Alliance Laundry Systems LLC 4.25%, 10/08/2027, 1 mo. USD LIBOR + 3.500%(3)	220,236
	Healthcare - Products - 0.1%
	Avantor Funding, Inc.
EUR 174,125	2.50%, 06/12/2028, 1 mo. EURIBOR + 2.750%(3)	197,349
$ 496,256	2.75%, 11/08/2027, 1 mo. USD LIBOR + 2.250%(3)	495,636
221,456	Coty, Inc. 2.35%, 04/07/2025, 3 mo. USD LIBOR + 2.250%(3)	218,411
119,400	Insulet Corp. 3.75%, 05/04/2028, 1 mo. USD LIBOR + 3.250%(3)	119,326
395,000	Medline Industries, Inc. 3.75%, 10/23/2028, 1 mo. USD LIBOR + 3.250%(3)	394,826
535,503	Sunshine Luxembourg S.a.r.l. 4.50%, 10/01/2026, 1 mo. USD LIBOR + 3.750%(3)	537,180
		1,962,728
	Healthcare - Services - 0.3%
	ADMI Corp.
243,163	3.88%, 12/23/2027, 1 mo. USD LIBOR + 3.125%(3)	241,441
179,550	4.00%, 12/23/2027, 1 mo. USD LIBOR + 3.500%(3)	179,072
EUR 285,000	Biogroup-LCD 3.00%, 01/28/2028, 3 mo. EURIBOR + 3.500%(3)	321,413
$ 266,750	Envision Healthcare Corp. 3.85%, 10/10/2025, 3 mo. USD LIBOR + 3.750%(3)	213,859
99,244	eResearchTechnology, Inc. 5.50%, 02/04/2027, 1 mo. USD LIBOR + 4.500%(3)	99,492
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.4%(10) - (continued)
	Healthcare - Services - 0.3% - (continued)
	EyeCare Partners LLC
$ 39,000	0.00%, 11/15/2028, 1 mo. USD LIBOR + 3.750%(3)(11)(12)	$ 38,815
245,995	3.97%, 02/18/2027, 1 mo. USD LIBOR + 3.750%(3)	244,381
156,000	4.25%, 11/15/2028, 1 mo. USD LIBOR + 3.750%(3)	155,259
98,005	ICON Luxembourg S.a r.l. 2.75%, 07/03/2028, 1 mo. USD LIBOR + 2.500%(3)	97,964
	IQVIA, Inc.
3,367,266	1.85%, 03/07/2024, 1 mo. USD LIBOR + 1.750%(3)	3,359,690
EUR 197,032	2.00%, 06/11/2025, 1 mo. EURIBOR + 2.000%(3)	222,264
145,000	LGC Group Holdings Ltd. 3.00%, 04/21/2027, 3 mo. EURIBOR + 3.000%(3)	161,424
$ 294,275	MED ParentCo L.P. 4.35%, 08/31/2026, 1 mo. USD LIBOR + 4.250%(3)	293,415
282,862	Surgery Center Holdings, Inc. 4.50%, 08/31/2026, 1 mo. USD LIBOR + 3.750%(3)	282,509
		5,910,998
	Insurance - 0.2%
320,426	Acrisure LLC 3.72%, 02/15/2027, 1 mo. USD LIBOR + 3.500%(3)	316,421
	Asurion LLC
297,031	3.23%, 11/03/2023, 1 mo. USD LIBOR + 3.125%(3)	296,077
592,595	3.35%, 12/23/2026, 1 mo. USD LIBOR + 3.250%(3)	588,151
180,000	5.35%, 01/31/2028, 1 mo. USD LIBOR + 5.250%(3)	180,450
280,000	5.35%, 01/20/2029, 1 mo. USD LIBOR + 5.250%(3)	278,659
	Hub International Ltd.
99,748	0.00%, 04/25/2025, 1 mo. USD LIBOR + 3.250%(3)(11)	99,654
414,567	2.87%, 04/25/2025, 1 mo. USD LIBOR + 2.750%(3)	409,481
	Sedgwick Claims Management Services, Inc.
276,450	3.35%, 12/31/2025, 3 mo. USD LIBOR + 3.250%(3)	274,089
536,250	3.85%, 09/03/2026, 1 mo. USD LIBOR + 3.750%(3)	535,354
512,263	USI, Inc. 3.22%, 05/16/2024, 3 mo. USD LIBOR + 3.000%(3)	507,965
		3,486,301
	Internet - 0.2%
EUR 160,000	Adevinta ASA 3.00%, 06/26/2028, 3 mo. EURIBOR + 3.250%(3)	182,564
$ 179,100	Endure Digital Inc. 4.25%, 02/10/2028, 3 mo. USD LIBOR + 3.500%(3)	177,422
	Go Daddy Operating Co. LLC
3,464,323	1.85%, 02/15/2024, 1 mo. USD LIBOR + 1.750%(3)	3,440,281
201,925	2.10%, 08/10/2027, 1 mo. USD LIBOR + 2.000%(3)	200,126

The accompanying notes are an integral part of these financial statements.
96

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.4%(10) - (continued)
	Internet - 0.2% - (continued)
$ 170,000	Proofpoint, Inc. 3.75%, 08/31/2028, 1 mo. USD LIBOR + 3.250%(3)	$ 169,164
130,275	Rodan & Fields LLC 4.11%, 06/16/2025, 3 mo. USD LIBOR + 4.000%(3)	71,295
155,000	Shutterfly, Inc. 5.75%, 09/25/2026, 1 mo. USD LIBOR + 5.000%(3)	153,063
		4,393,915
	IT Services - 0.2%
218,350	Peraton Corp. 4.50%, 02/01/2028, 1 mo. USD LIBOR + 3.750%(3)	218,272
3,373,911	Science Applications International Corp. 1.98%, 10/31/2025, 1 mo. USD LIBOR + 1.875%(3)	3,369,289
866,324	Tempo Acquisition LLC 3.75%, 11/02/2026, 1 mo. USD LIBOR + 3.250%(3)	867,138
		4,454,699
	Leisure Time - 0.0%
	Carnival Corp.
221,625	3.75%, 06/30/2025, 1 mo. USD LIBOR + 3.000%(3)	219,409
250,000	4.00%, 10/18/2028, 6 mo. USD LIBOR + 4.000%(3)	247,500
223,875	Hayward Industries, Inc. 3.00%, 05/12/2028, 1 mo. USD LIBOR + 2.500%(3)	222,709
194,025	MajorDrive Holdings LLC 4.50%, 05/12/2028, 1 mo. USD LIBOR + 4.000%(3)	193,782
92,727	SRAM LLC 3.25%, 05/18/2028, 1 mo. USD LIBOR + 2.750%(3)	92,611
		976,011
	Lodging - 0.0%
260,185	Boyd Gaming Corp. 2.35%, 09/15/2023, 3 mo. USD LIBOR + 2.250%(3)	259,860
	Caesars Resort Collection LLC
427,355	2.85%, 12/23/2024, 3 mo. USD LIBOR + 2.750%(3)	424,684
167,875	3.60%, 07/21/2025, 1 mo. USD LIBOR + 3.500%(3)	167,833
		852,377
	Machinery - Construction & Mining - 0.0%
261,954	Brookfield WEC Holdings, Inc. 3.25%, 08/01/2025, 1 mo. USD LIBOR + 2.750%(3)	259,743
	Machinery-Diversified - 0.0%
345,647	Vertical U.S. Newco, Inc. 4.00%, 07/30/2027, 1 mo. USD LIBOR + 3.500%(3)	345,598
	Media - 0.2%
143,187	Banijay Entertainment S.A.S 3.84%, 03/01/2025, 1 mo. USD LIBOR + 3.750%(3)	142,472
338,300	Cable One, Inc. 2.10%, 05/03/2028, 1 mo. USD LIBOR + 2.000%(3)	338,019
1,192,417	Charter Communications Operating LLC 1.86%, 02/01/2027, 1 mo. USD LIBOR + 1.750%(3)	1,180,302
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.4%(10) - (continued)
	Media - 0.2% - (continued)
$ 434,511	CSC Holdings LLC 2.61%, 04/15/2027, 1 mo. USD LIBOR + 2.500%(3)	$ 428,536
	E.W. Scripps Co.
296,212	3.31%, 05/01/2026, 1 mo. USD LIBOR + 2.563%(3)	295,332
83,375	3.75%, 01/07/2028, 1 mo. USD LIBOR + 3.000%(3)	83,259
436,432	Gray Television, Inc. 2.60%, 01/02/2026, 3 mo. USD LIBOR + 2.500%(3)	432,657
3,490	Houghton Mifflin Harcourt Publishing Co. 7.25%, 11/22/2024, 1 mo. USD LIBOR + 6.250%(3)	3,482
99,747	MH Sub LLC 4.75%, 09/13/2024, 1 mo. USD LIBOR + 3.750%(3)	99,851
183,281	Sinclair Television Group, Inc. 2.61%, 09/30/2026, 1 mo. USD LIBOR + 2.500%(3)	178,699
320,000	Telenet Financing USD LLC 2.11%, 04/30/2028, 6 mo. USD LIBOR + 2.000%(3)	314,000
575,000	UPC Financing Partnership 3.11%, 01/31/2029, 1 mo. USD LIBOR + 3.000%(3)	572,723
EUR 260,000	Virgin Media Bristol LLC 3.25%, 01/31/2029, 3 mo. EURIBOR + 3.250%(3)	295,474
		4,364,806
	Miscellaneous Manufacturing - 0.0%
345,986	CeramTec AcquiCo GmbH 2.50%, 03/07/2025, 3 mo. EURIBOR + 2.500%(3)	392,262
$ 120,937	LTI Holdings, Inc. 3.60%, 09/06/2025, 3 mo. USD LIBOR + 3.500%(3)	119,342
270,151	Momentive Performance Materials USA LLC 3.36%, 05/15/2024, 3 mo. USD LIBOR + 3.250%(3)	269,700
		781,304
	Oil & Gas Services - 0.0%
719,758	PES Holdings LLC 0.00%, 12/31/2022, 3 mo. USD LIBOR + 6.990%(3)(11)(13)	28,790
	Packaging & Containers - 0.1%
339,150	Berlin Packaging LLC 4.25%, 03/11/2028, 1 mo. USD LIBOR + 3.750%(3)	338,472
539,610	Flex Acquisition Co., Inc. 4.00%, 03/02/2028, 1 mo. USD LIBOR + 3.500%(3)	538,148
100,000	Pretium PKG Holdings, Inc. 4.50%, 10/02/2028, 1 mo. USD LIBOR + 4.500%(3)	99,713
334,783	Proampac PG Borrower LLC 4.50%, 11/03/2025, 1 mo. USD LIBOR + 3.750%(3)	334,782
		1,311,115
	Pharmaceuticals - 0.3%
320,251	Bausch Health Cos., Inc. 3.10%, 06/02/2025, 3 mo. USD LIBOR + 3.000%(3)	318,570
487,243	Change Healthcare Holdings LLC 3.50%, 03/01/2024, 1 mo. USD LIBOR + 2.500%(3)	486,687

The accompanying notes are an integral part of these financial statements.
97

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.4%(10) - (continued)
	Pharmaceuticals - 0.3% - (continued)
$ 3,853,510	Elanco Animal Health, Inc. 1.85%, 08/01/2027, 1 mo. USD LIBOR + 1.750%(3)	$ 3,799,329
786,292	Endo Luxembourg Finance Co. S.a r.l. 5.75%, 03/27/2028, 1 mo. USD LIBOR + 5.000%(3)	763,097
351,835	Gainwell Acquisition Corp. 4.75%, 10/01/2027, 1 mo. USD LIBOR + 4.000%(3)	352,362
124,062	Horizon Therapeutics USA, Inc. 2.25%, 03/15/2028, 1 mo. USD LIBOR + 2.000%(3)	123,530
24,418	ICON Luxembourg S.a r.l. 2.75%, 07/03/2028, 1 mo. USD LIBOR + 2.500%(3)	24,408
278,600	Jazz Financing Lux S.a.r.l. 4.00%, 05/05/2028, 1 mo. USD LIBOR + 3.500%(3)	279,489
347,100	Organon & Co. 3.50%, 06/02/2028, 1 mo. USD LIBOR + 3.000%(3)	347,173
98,295	Pathway Vet Alliance LLC 3.85%, 03/31/2027, 1 mo. USD LIBOR + 3.750%(3)	97,891
		6,592,536
	Pipelines - 0.0%
151,575	BCP Raptor LLC 5.25%, 06/24/2024, 3 mo. USD LIBOR + 4.250%(3)	151,217
231,104	BCP Renaissance Parent LLC 4.50%, 10/31/2024, 3 mo. USD LIBOR + 3.500%(3)	230,455
295,509	Medallion Midland Acquisition LLC 4.50%, 10/18/2028, 3 mo. USD LIBOR + 3.750%(3)	293,884
306,236	NorthRiver Midstream Finance L.P. 3.38%, 10/01/2025, 3 mo. USD LIBOR + 3.250%(3)	305,470
		981,026
	Real Estate - 0.0%
EUR 110,000	Blitz GmbH 3.50%, 04/28/2028, 3 mo. EURIBOR + 3.500%(3)	124,664
	Retail - 0.5%
$ 5,937,442	B.C. Unlimited Liability Co. 1.85%, 11/19/2026, 1 mo. USD LIBOR + 1.750%(3)	5,848,381
	EG Group Ltd.
144,280	4.75%, 03/31/2026, 1 mo. USD LIBOR + 4.250%(3)	145,182
EUR 130,000	7.00%, 04/10/2027, 3 mo. EURIBOR + 7.000%(3)	148,338
$ 104,475	Foundation Building Materials Holding Co. LLC 3.75%, 02/03/2028, 1 mo. USD LIBOR + 3.250%(3)	103,654
700,968	Harbor Freight Tools USA, Inc. 3.25%, 10/19/2027, 1 mo. USD LIBOR + 2.750%(3)	698,879
227,700	IRB Holding Corp. 4.25%, 12/15/2027, 1 mo. USD LIBOR + 3.250%(3)	227,486
1,893,251	KFC Holding Co. 1.85%, 03/15/2028, 1 mo. USD LIBOR + 1.750%(3)	1,886,548
453,553	LBM Acquisition LLC 4.50%, 12/17/2027, 1 mo. USD LIBOR + 3.750%(3)	449,090
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.4%(10) - (continued)
	Retail - 0.5% - (continued)
$ 326,700	Les Schwab Tire Centers 4.00%, 11/02/2027, 1 mo. USD LIBOR + 3.250%(3)	$ 325,746
333,325	Michaels Cos., Inc. 5.00%, 04/15/2028, 1 mo. USD LIBOR + 4.250%(3)	330,052
159,600	PetSmart, Inc. 4.50%, 02/11/2028, 1 mo. USD LIBOR + 3.750%(3)	159,700
488,775	SRS Distribution, Inc. 4.25%, 06/02/2028, 1 mo. USD LIBOR + 3.750%(3)	487,216
376,460	Staples, Inc. 5.13%, 04/16/2026, 3 mo. USD LIBOR + 5.000%(3)	363,114
237,600	White Cap Buyer LLC 4.50%, 10/19/2027, 1 mo. USD LIBOR + 4.000%(3)	237,626
		11,411,012
	Semiconductors - 0.0%
320,000	MKS Instruments, Inc. 0.00%, 10/21/2028, 1 mo. USD LIBOR + 2.250%(11)	319,120
	Software - 0.4%
EUR 125,000	Concorde Midco Ltd. 4.00%, 03/01/2028, 3 mo. EURIBOR + 4.000%(3)	142,638
$ 438,400	DCert Buyer, Inc. 4.10%, 10/16/2026, 3 mo. USD LIBOR + 4.000%(3)	437,256
729,208	Dun & Bradstreet Corp. 3.35%, 02/06/2026, 1 mo. USD LIBOR + 3.250%(3)	725,824
335,383	Epicor Software Corp. 4.00%, 07/30/2027, 1 mo. USD LIBOR + 3.250%(3)	334,921
499,715	Finastra USA, Inc. 4.50%, 06/13/2024, 3 mo. USD LIBOR + 3.500%(3)	497,136
788,212	Hyland Software, Inc. 4.25%, 07/01/2024, 1 mo. USD LIBOR + 3.500%(3)	790,577
380,000	Mitchell International, Inc. 4.25%, 10/15/2028, 1 mo. USD LIBOR + 3.750%(3)	377,427
98,745	Navicure, Inc. 4.10%, 10/22/2026, 1 mo. USD LIBOR + 4.000%(3)	98,580
324,187	Polaris Newco LLC 4.50%, 06/02/2028, 1 mo. USD LIBOR + 4.000%(3)	323,883
235,543	Quest Software U.S. Holdings, Inc. 4.38%, 05/16/2025, 3 mo. USD LIBOR + 4.250%(3)	235,103
304,237	RealPage, Inc. 3.75%, 04/24/2028, 1 mo. USD LIBOR + 3.250%(3)	303,145
998,220	SS&C European Holdings S.a.r.l. 1.85%, 04/16/2025, 1 mo. USD LIBOR + 1.750%(3)	986,121
2,383,388	SS&C Technologies, Inc. 1.85%, 04/16/2025, 1 mo. USD LIBOR + 1.750%(3)	2,355,262
	Ultimate Software Group, Inc.
202,954	3.75%, 05/04/2026	201,748
136,850	3.85%, 05/04/2026, 3 mo. USD LIBOR + 3.750%(3)	136,337
539,055	Zelis Healthcare Corp. 3.60%, 09/30/2026, 1 mo. USD LIBOR + 3.500%(3)	534,937
		8,480,895
	Telecommunications - 0.1%
676,488	Altice France S.A. 3.81%, 01/31/2026, 3 mo. USD LIBOR + 3.688%(3)	669,892
166,600	CenturyLink, Inc. 2.35%, 03/15/2027, 1 mo. USD LIBOR + 2.250%(3)	164,564

The accompanying notes are an integral part of these financial statements.
98

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.4%(10) - (continued)
	Telecommunications - 0.1% - (continued)
$ 243,162	Frontier Communications Corp. 4.50%, 05/01/2028, 1 mo. USD LIBOR + 3.750%(3)	$ 242,676
202,397	Level 3 Financing, Inc. 1.85%, 03/01/2027, 1 mo. USD LIBOR + 1.750%(3)	199,614
	Lorca Finco plc
EUR 310,000	0.00%, 09/17/2027, 1 mo. USD LIBOR + 3.750%(3)(11)	351,131
200,000	4.25%, 09/17/2027, 3 mo. EURIBOR + 4.250%(3)	227,700
$ 154,800	Zacapa LLC 4.72%, 07/02/2025, 3 mo. USD LIBOR + 4.500%(3)	154,735
	Zayo Group Holdings, Inc.
258,329	3.10%, 03/09/2027, 1 mo. USD LIBOR + 3.000%(3)	254,669
EUR 98,250	3.25%, 03/09/2027, 3 mo. EURIBOR + 3.250%(3)	110,679
		2,375,660
	Transportation - 0.0%
$ 260,000	First Student Bidco, Inc. 3.50%, 07/21/2028, 1 mo. USD LIBOR + 3.000%(3)	258,809
	Total Senior Floating Rate Interests (cost $101,648,671)	$ 100,478,642
U.S. GOVERNMENT AGENCIES - 39.2%
	Mortgage-Backed Agencies - 39.2%
	FHLMC - 3.2%
65,966	0.00%, 11/15/2036(6)(14)	$ 59,962
19,934,026	0.60%, 03/25/2027(2)(5)	564,892
4,900,201	0.64%, 10/25/2026(2)(5)	128,192
17,276,514	0.72%, 12/25/2030(2)(5)	988,512
10,385,470	0.75%, 06/25/2027(2)(5)	375,248
4,258,704	0.88%, 11/25/2030(2)(5)	287,395
7,826,309	1.03%, 10/25/2030(2)(5)	598,137
12,871,806	1.12%, 06/25/2030(2)(5)	1,070,462
6,266,404	1.57%, 05/25/2030(2)(5)	715,108
832,518	1.75%, 10/15/2042	834,396
1,485,120	1.95%, 09/25/2049, 1 mo. USD LIBOR + 1.850%(1)(3)	1,488,846
2,453,933	2.00%, 03/01/2051	2,449,784
3,684,753	2.45%, 02/25/2049, 1 mo. USD LIBOR + 2.350%(1)(3)	3,714,943
396,761	2.50%, 05/15/2028(5)	21,995
691,122	2.55%, 03/25/2049, 1 mo. USD LIBOR + 2.450%(1)(3)	698,159
957,542	3.00%, 03/15/2028(5)	57,363
1,141,272	3.00%, 08/01/2029	1,205,728
450,879	3.00%, 05/15/2032(5)	18,896
3,187,121	3.00%, 10/01/2032	3,350,215
461,830	3.00%, 03/15/2033(5)	40,883
2,074,732	3.00%, 04/01/2033	2,180,412
2,521,399	3.00%, 11/01/2036	2,644,515
1,486,951	3.00%, 01/01/2037	1,559,947
4,225,000	3.00%, 08/15/2043	4,366,689
769,188	3.00%, 05/15/2046	795,272
4,680,164	3.00%, 11/01/2046	4,939,270
1,248,100	3.00%, 12/01/2046	1,316,730
486,582	3.25%, 11/15/2041	516,771
142,321	3.50%, 06/15/2026(5)	1,159
189,258	3.50%, 09/15/2026(5)	9,921
264,491	3.50%, 03/15/2027(5)	13,233
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 39.2% - (continued)
	Mortgage-Backed Agencies - 39.2% - (continued)
	FHLMC - 3.2% - (continued)
$ 1,560,647	3.50%, 05/15/2034(5)	$ 130,357
1,942,563	3.50%, 08/01/2034	2,078,704
1,039,849	3.50%, 03/15/2041(5)	56,674
432,834	3.50%, 06/01/2046	462,058
1,734,858	3.50%, 10/01/2047	1,837,380
634,227	3.50%, 12/01/2047	678,562
9,217,402	3.50%, 03/01/2048	9,786,852
214,627	3.50%, 08/01/2048	229,111
1,365,172	4.00%, 08/01/2025	1,433,923
549,061	4.00%, 12/15/2026(5)	24,834
951,204	4.00%, 07/15/2027(5)	43,025
457,152	4.00%, 03/15/2028(5)	23,465
253,066	4.00%, 06/15/2028(5)	14,659
577,397	4.00%, 07/15/2030(5)	53,256
1,866,169	4.00%, 05/25/2040(5)	223,239
1,566,114	4.00%, 05/01/2042	1,714,384
571,032	4.00%, 08/01/2042	627,367
873,324	4.00%, 09/01/2042	954,981
64,878	4.00%, 07/01/2044	69,252
185,285	4.00%, 06/01/2045	203,177
596,174	4.00%, 02/01/2046	647,294
165,272	4.00%, 09/01/2048	176,543
276,304	4.50%, 09/01/2044	301,564
1,507,359	4.75%, 07/15/2039	1,671,941
12,990	5.00%, 02/01/2023	14,121
34,209	5.00%, 08/01/2023	37,188
45,134	5.00%, 03/01/2028	49,166
18,483	5.00%, 08/01/2029	20,318
27,661	5.00%, 07/01/2030	30,805
177,313	5.00%, 03/01/2031	194,839
290,566	5.00%, 05/01/2031	319,288
442,219	5.00%, 09/01/2031	485,370
310,803	5.00%, 11/01/2031	341,142
103,558	5.00%, 07/01/2032	113,777
596,795	5.00%, 09/15/2033(5)	94,657
4,552	5.00%, 12/01/2034	4,963
8,464	5.00%, 11/01/2035	9,581
19,011	5.00%, 03/01/2039	21,316
164,706	5.00%, 08/01/2039	186,912
7,376	5.00%, 09/01/2039	8,285
9,627	5.00%, 12/01/2039	10,924
7,745	5.00%, 04/01/2041	8,779
19,105	5.00%, 04/01/2044	21,650
10,593	5.00%, 05/01/2044	11,648
10,995	5.00%, 05/01/2047	12,092
725,807	5.00%, 02/15/2048(5)	141,776
25,068	5.00%, 08/01/2048	27,385
9,498	5.00%, 11/01/2048	10,356
1,079,020	5.00%, 03/01/2049	1,181,213
18,638	5.50%, 03/01/2028	20,460
45,370	5.50%, 04/01/2033	51,308
506,185	5.50%, 05/01/2034	574,528
362	5.50%, 11/01/2035	399
9,693	5.50%, 05/01/2037	11,099
25,439	5.50%, 11/01/2037	29,134
46,021	5.50%, 02/01/2038	52,757
18,477	5.50%, 04/01/2038	21,182
23,130	5.50%, 06/01/2038	26,478
2,579,494	5.50%, 08/01/2038	2,878,711
268,457	5.50%, 09/01/2038	307,345
4,958	5.50%, 12/01/2039	5,679
66,147	5.50%, 02/01/2040	75,724
221,223	5.50%, 05/01/2040	253,360

The accompanying notes are an integral part of these financial statements.
99

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 39.2% - (continued)
	Mortgage-Backed Agencies - 39.2% - (continued)
	FHLMC - 3.2% - (continued)
$ 221,719	5.50%, 08/01/2040	$ 253,807
1,098,189	5.50%, 06/01/2041	1,257,325
936,638	5.50%, 10/15/2046(5)	176,951
1,082	6.00%, 07/01/2029	1,190
121,708	6.00%, 10/01/2032	139,978
56,076	6.00%, 11/01/2032	61,733
158,938	6.00%, 12/01/2032	182,790
12,293	6.00%, 11/01/2033	14,160
23,416	6.00%, 01/01/2034	26,996
12,312	6.00%, 02/01/2034	14,182
122,735	6.00%, 08/01/2034	141,783
136,659	6.00%, 09/01/2034	156,696
165,322	6.00%, 01/01/2035	182,947
991,533	6.00%, 11/01/2037	1,149,506
142	6.50%, 08/01/2032	157
446,343	6.50%, 07/15/2036	499,268
92,871	6.50%, 12/01/2037	106,476
71	7.50%, 09/01/2029	75
		72,487,372
	FNMA - 5.8%
78,065	0.00%, 03/25/2036(6)(14)	69,594
662,220	0.00%, 06/25/2036(6)(14)	617,443
532,174	0.00%, 06/25/2041(6)(14)	486,123
8,424,516	0.33%, 01/25/2030(2)(5)	165,989
11,719,667	1.44%, 05/25/2029(2)(5)	1,062,768
1,664,719	1.45%, 05/25/2046(2)(5)	87,857
1,215,044	1.62%, 06/25/2055(2)(5)	66,149
1,322,354	1.64%, 08/25/2044(2)(5)	70,576
1,726,083	1.70%, 04/25/2055(3)(5)	86,449
1,438,911	1.75%, 12/25/2042	1,436,595
875,936	2.00%, 09/25/2039	881,825
69,862	2.00%, 08/25/2043	69,962
16,151,932	2.00%, 03/01/2051	16,124,617
392,968	2.50%, 06/25/2028(5)	19,864
2,605,544	2.50%, 09/01/2040	2,684,647
106,747	2.50%, 01/01/2043	109,827
2,651,601	2.50%, 02/01/2043	2,733,874
936,062	2.50%, 03/01/2043	965,033
1,965,068	2.50%, 05/01/2043	2,011,561
1,561,438	2.50%, 06/01/2043	1,609,730
730,753	2.50%, 04/01/2045	749,397
7,796,968	2.50%, 11/01/2051	8,028,615
4,225,000	2.50%, 12/01/2051	4,354,836
714,526	3.00%, 02/25/2027(5)	26,763
326,553	3.00%, 09/25/2027(5)	19,072
2,175,619	3.00%, 01/25/2028(5)	119,587
3,565,353	3.00%, 04/25/2033(5)	226,930
827,175	3.00%, 08/01/2033	868,637
1,755,475	3.00%, 03/01/2037	1,845,078
557,250	3.00%, 05/25/2047	569,007
1,502,789	3.00%, 09/01/2048	1,575,119
1,905,935	3.00%, 08/25/2049	1,977,708
1,636,297	3.00%, 10/01/2051	1,701,630
453,242	3.24%, 12/01/2026	486,254
362,415	3.50%, 05/25/2027(5)	22,645
582,951	3.50%, 10/25/2027(5)	40,023
751,225	3.50%, 05/25/2030(5)	63,938
206,810	3.50%, 08/25/2030(5)	14,756
351,468	3.50%, 02/25/2031(5)	19,488
453,346	3.50%, 09/25/2035(5)	45,545
3,148,437	3.50%, 11/25/2039(5)	341,190
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 39.2% - (continued)
	Mortgage-Backed Agencies - 39.2% - (continued)
	FNMA - 5.8% - (continued)
$ 900,751	3.50%, 10/01/2044	$ 970,261
877,404	3.50%, 02/01/2045	941,858
803,318	3.50%, 01/01/2046	858,016
628,207	3.50%, 03/01/2046	671,596
1,412,036	3.50%, 09/01/2046	1,505,427
610,179	3.50%, 10/01/2046	650,013
458,470	3.50%, 10/25/2046(5)	75,370
758,287	3.50%, 11/01/2046	809,232
1,104,058	3.50%, 05/01/2047	1,176,513
2,278,883	3.50%, 09/01/2047	2,416,824
438,275	3.50%, 12/01/2047	469,134
1,442,718	3.50%, 01/01/2048	1,525,752
349,363	3.50%, 02/01/2048	372,603
426,793	3.50%, 02/25/2048	441,092
1,631,942	3.50%, 07/01/2048	1,738,446
12,375,000	3.50%, 02/25/2049(15)	13,031,455
5,446,720	3.50%, 09/01/2057	5,842,989
3,150,356	3.50%, 05/01/2058	3,395,494
3,333,832	3.50%, 12/25/2058	3,571,327
1,832,416	3.74%, 06/01/2026	1,992,062
544,611	4.00%, 06/01/2025	571,749
220,174	4.00%, 10/01/2025	231,226
182,561	4.00%, 04/25/2032(5)	18,906
1,756,738	4.00%, 10/01/2040	1,924,131
752,071	4.00%, 11/01/2040	825,895
517,068	4.00%, 12/01/2040	567,021
271,529	4.00%, 02/01/2041	297,984
749,169	4.00%, 03/01/2041	822,622
1,875,500	4.00%, 06/01/2041	2,039,806
314,016	4.00%, 03/25/2042(5)	33,657
369,784	4.00%, 08/01/2042	406,105
763,787	4.00%, 09/01/2042	838,783
196,340	4.00%, 11/25/2042(5)	26,414
105,848	4.00%, 03/01/2045	115,667
622,607	4.00%, 07/01/2045	683,620
173,643	4.00%, 05/01/2046	187,064
659,580	4.00%, 06/01/2046	715,597
672,532	4.00%, 04/01/2047	735,250
1,837,217	4.00%, 10/01/2047	1,967,510
1,075,222	4.00%, 09/01/2048	1,145,318
128,507	4.50%, 04/01/2025	134,138
199,490	4.50%, 07/25/2027(5)	8,768
545,178	4.50%, 09/01/2035	600,510
1,532,164	4.50%, 08/01/2040	1,683,961
1,534,518	4.50%, 10/01/2040	1,693,846
705,299	4.50%, 10/01/2041	778,790
1,810,511	4.50%, 08/25/2043(5)	296,643
635,992	4.50%, 09/01/2043	701,617
947,305	4.50%, 04/01/2049	1,015,897
3,509,420	4.50%, 01/01/2051	3,896,652
42,364	5.00%, 06/01/2022	43,631
73,727	5.00%, 06/01/2025	76,081
278,634	5.00%, 04/25/2038	301,131
958,371	5.00%, 02/01/2049	1,047,956
131,395	5.00%, 03/01/2049	143,901
5,219	5.50%, 06/01/2022	5,240
121,151	5.50%, 06/01/2033	136,891
81,128	5.50%, 08/01/2033	91,704
628,913	5.50%, 09/01/2033	711,454
576,779	5.50%, 12/01/2033	653,274
402,624	5.50%, 01/01/2034	455,575
2,206,859	5.50%, 11/01/2035	2,511,184

The accompanying notes are an integral part of these financial statements.
100

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 39.2% - (continued)
	Mortgage-Backed Agencies - 39.2% - (continued)
	FNMA - 5.8% - (continued)
$ 599,651	5.50%, 04/01/2036	$ 676,067
469,170	5.50%, 09/01/2036	527,974
37,212	5.50%, 01/01/2037	42,506
339,541	5.50%, 04/25/2037	385,638
1,931,654	5.50%, 11/25/2040(5)	289,590
92,718	5.50%, 05/25/2042(2)(5)	9,523
1,311,263	5.50%, 06/25/2042(5)	270,333
1,664,482	5.50%, 08/25/2044(5)	318,973
59	6.00%, 03/01/2022	59
259,709	6.00%, 12/01/2032	290,313
181,095	6.00%, 01/01/2033	202,410
24,845	6.00%, 02/01/2033	27,329
285,505	6.00%, 03/01/2033	322,671
485,537	6.00%, 02/01/2037	562,354
1,308,859	6.00%, 01/25/2042(5)	166,404
1,012,992	6.00%, 09/25/2047(5)	214,932
164	6.50%, 05/01/2031	180
683	6.50%, 09/01/2031	770
830	6.50%, 07/01/2032	926
806	7.00%, 07/01/2029	915
76	7.00%, 12/01/2030	78
262	7.00%, 02/01/2032	267
112	7.00%, 03/01/2032	131
1,482	7.00%, 09/01/2032	1,586
201	7.50%, 10/01/2022	205
914	7.50%, 06/01/2027	1,018
8,375	7.50%, 03/01/2030	9,284
6,757	7.50%, 04/01/2030	7,183
717	7.50%, 06/01/2030	806
1,241	7.50%, 07/01/2030	1,391
377	7.50%, 08/01/2030	422
11,372	7.50%, 05/01/2031	12,762
4,604	7.50%, 06/01/2031	4,677
860	7.50%, 08/01/2031	950
17,505	7.50%, 09/01/2031	17,738
135	7.50%, 05/01/2032	155
		132,423,854
	GNMA - 7.0%
686,327	1.75%, 09/20/2043	691,187
551,144	2.00%, 01/20/2042	558,969
681,358	2.50%, 12/16/2039	699,437
1,160,254	2.50%, 07/20/2041	1,185,487
2,721,411	2.50%, 09/20/2051	2,791,952
8,948,445	2.50%, 10/20/2051	9,180,394
20,115,000	2.50%, 01/21/2052(15)	20,610,803
380,717	3.00%, 09/20/2028(5)	21,777
4,056,168	3.00%, 05/20/2035(5)	249,636
368,551	3.00%, 02/16/2043(5)	42,324
2,150,364	3.00%, 03/15/2045	2,242,901
104,731	3.00%, 04/15/2045	109,123
1,523,495	3.00%, 07/15/2045	1,584,637
35,426	3.00%, 08/15/2045	36,822
725,220	3.00%, 10/20/2047	746,982
38,190,000	3.00%, 07/20/2049(15)	39,528,142
8,836,579	3.00%, 12/20/2051	9,180,596
153,028	3.50%, 02/16/2027(5)	8,750
404,848	3.50%, 03/20/2027(5)	24,450
317,855	3.50%, 07/20/2040(5)	13,005
455,335	3.50%, 02/20/2041(5)	13,490
976,018	3.50%, 04/20/2042(5)	55,968
1,974,595	3.50%, 10/20/2042(5)	297,673
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 39.2% - (continued)
	Mortgage-Backed Agencies - 39.2% - (continued)
	GNMA - 7.0% - (continued)
$ 220,019	3.50%, 11/15/2042	$ 236,986
5,929	3.50%, 12/15/2042	6,344
140,938	3.50%, 02/15/2043	150,813
7,697	3.50%, 03/15/2043	8,232
1,016,174	3.50%, 04/15/2043	1,083,294
2,650,567	3.50%, 05/15/2043	2,814,767
180,931	3.50%, 05/20/2043(5)	24,422
870,725	3.50%, 07/20/2043(5)	108,410
2,040,589	3.50%, 06/20/2046	2,149,719
516,562	3.50%, 07/20/2046	544,161
535,803	3.50%, 10/20/2046	564,857
2,125,454	3.50%, 02/20/2047	2,234,908
638,283	3.50%, 08/20/2047	670,430
447,989	3.50%, 11/20/2047	471,183
556,195	3.50%, 03/20/2048	585,080
1,780,882	3.50%, 07/20/2049	1,856,655
13,175,000	3.50%, 01/21/2052(15)	13,721,557
1,369,680	3.88%, 08/15/2042	1,499,216
102,027	4.00%, 12/16/2026(5)	4,897
1,560,125	4.00%, 05/20/2029(5)	87,055
2,140,856	4.00%, 07/20/2040	2,319,308
2,416,955	4.00%, 09/20/2040	2,618,313
3,777,505	4.00%, 10/20/2040	4,091,762
999,569	4.00%, 12/20/2040	1,094,390
247,589	4.00%, 05/16/2042(5)	29,131
2,715,957	4.00%, 09/16/2042(5)	554,193
366,944	4.00%, 03/20/2043(5)	58,639
166,358	4.00%, 01/20/2044(5)	26,526
1,231,305	4.00%, 01/16/2046(5)	148,901
1,188,201	4.00%, 03/20/2047(5)	136,222
561,268	4.00%, 11/20/2047	606,600
1,611,807	4.00%, 03/20/2048	1,726,157
4,390,919	4.00%, 07/20/2048	4,655,452
146,133	4.50%, 11/15/2039	163,879
696,861	4.50%, 05/15/2040	788,116
2,444,205	4.50%, 05/20/2040	2,679,896
97,849	4.50%, 07/15/2041	108,423
603,840	4.50%, 04/20/2045(5)	98,630
2,222,651	4.50%, 08/20/2045(5)	350,982
218,891	4.50%, 01/20/2046	240,752
1,752,534	4.50%, 01/20/2047(5)	183,858
1,597,639	4.50%, 05/20/2048(5)	209,306
2,545,000	4.50%, 01/21/2052(15)	2,688,256
1,476,535	5.00%, 02/16/2040(5)	260,081
284,572	5.00%, 05/20/2040	321,488
750,364	5.00%, 06/15/2041	860,970
928,912	5.00%, 10/16/2041(5)	152,997
1,092,033	5.00%, 03/15/2044	1,252,131
323,294	5.00%, 01/16/2047(5)	61,235
4,400,000	5.00%, 01/21/2052(15)	4,950,688
305,791	5.50%, 03/15/2033	341,402
466,203	5.50%, 04/15/2033	529,372
535,885	5.50%, 05/15/2033	611,291
611,556	5.50%, 10/20/2034	705,959
1,303,628	5.50%, 03/20/2039(5)	163,165
1,092,160	5.50%, 02/16/2047(5)	180,466
670,822	5.50%, 02/20/2047(5)	116,059
688	6.00%, 12/15/2023	755
550	6.00%, 01/15/2029	605
646	6.00%, 04/15/2029	714
19,054	6.00%, 12/15/2031	21,024
572	6.00%, 10/15/2032	665

The accompanying notes are an integral part of these financial statements.
101

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 39.2% - (continued)
	Mortgage-Backed Agencies - 39.2% - (continued)
	GNMA - 7.0% - (continued)
$ 10,951	6.00%, 06/15/2033	$ 12,441
507	6.00%, 03/15/2034	559
26,995	6.00%, 08/15/2034	31,371
50,660	6.00%, 09/15/2034	56,355
25,988	6.00%, 02/15/2035	30,067
199,789	6.00%, 12/15/2035	222,705
22,868	6.00%, 02/15/2036	25,161
100,621	6.00%, 03/15/2036	116,095
15,749	6.00%, 04/15/2036	17,325
42,681	6.00%, 05/15/2036	48,482
116,430	6.00%, 06/15/2036	133,562
41,427	6.00%, 07/15/2036	45,629
17,462	6.00%, 08/15/2036	19,266
96,871	6.00%, 02/15/2037	111,995
472	6.00%, 05/15/2037	539
202,841	6.00%, 06/15/2037	233,955
156,434	6.00%, 07/15/2037	180,242
34,343	6.00%, 08/15/2037	39,629
51,140	6.00%, 10/15/2037	59,289
25,055	6.00%, 11/15/2037	28,697
36,190	6.00%, 12/15/2037	40,707
94,604	6.00%, 01/15/2038	108,059
4,278	6.00%, 02/15/2038	4,732
10,295	6.00%, 05/15/2038	11,452
2,471	6.00%, 06/15/2038	2,786
14,385	6.00%, 08/15/2038	16,236
55,016	6.00%, 09/15/2038	61,479
72,565	6.00%, 10/15/2038	82,369
141,596	6.00%, 11/15/2038	161,874
28,375	6.00%, 12/15/2038	32,262
828	6.00%, 01/15/2039	941
33,343	6.00%, 08/15/2039	37,153
35,163	6.00%, 11/15/2039	40,070
12,774	6.00%, 02/15/2040	14,055
457,510	6.00%, 06/15/2040	521,758
86,325	6.00%, 07/15/2040	100,217
1,075,731	6.00%, 09/20/2040(5)	205,787
449,276	6.00%, 06/15/2041	514,767
997,488	6.00%, 02/20/2046(5)	156,382
16,838	6.50%, 06/15/2028	18,474
371	6.50%, 07/15/2028	407
1,180	6.50%, 08/15/2028	1,294
9,714	6.50%, 09/15/2028	10,664
630	6.50%, 10/15/2028	691
1,029	6.50%, 11/15/2028	1,129
3,787	6.50%, 12/15/2028	4,155
12,362	6.50%, 02/15/2029	13,563
95,103	6.50%, 03/15/2029	104,342
21,904	6.50%, 04/15/2029	24,100
7,217	6.50%, 05/15/2029	7,918
98,816	6.50%, 06/15/2029	108,416
4,062	6.50%, 07/15/2029	4,456
111	6.50%, 03/15/2031	122
146,195	6.50%, 04/15/2031	160,412
29,592	6.50%, 05/15/2031	33,473
5,714	6.50%, 06/15/2031	6,328
140,267	6.50%, 07/15/2031	154,219
20,352	6.50%, 08/15/2031	22,329
68,435	6.50%, 09/15/2031	75,085
89,732	6.50%, 10/15/2031	98,450
210,693	6.50%, 11/15/2031	231,205
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 39.2% - (continued)
	Mortgage-Backed Agencies - 39.2% - (continued)
	GNMA - 7.0% - (continued)
$ 39,432	6.50%, 12/15/2031	43,326
136,508	6.50%, 01/15/2032	149,827
26,748	6.50%, 02/15/2032	30,229
30,109	6.50%, 03/15/2032	$ 33,034
121,276	6.50%, 04/15/2032	135,563
554	6.50%, 05/15/2032	611
14,824	6.50%, 06/15/2032	16,264
1,115	7.00%, 06/20/2030	1,128
404	7.00%, 02/15/2031	428
156	7.00%, 06/15/2031	167
93	7.00%, 08/15/2031	102
317	8.50%, 11/15/2024	318
		159,824,929
	UMBS - 23.2%
2,480,000	1.50%, 01/14/2052(15)	2,396,106
232,386,000	2.00%, 07/25/2051(15)	231,786,881
114,475,000	2.00%, 02/14/2052(15)	113,952,353
15,975,000	2.50%, 01/18/2037(15)	16,517,276
110,018,000	2.50%, 07/25/2051(15)	112,300,014
51,537,000	3.00%, 01/13/2052(15)	53,415,282
900,000	4.00%, 01/14/2052(15)	957,516
		531,325,428
	Total U.S. Government Agencies (cost $890,900,899)	$ 896,061,583
U.S. GOVERNMENT SECURITIES - 22.8%
	U.S. Treasury Securities - 22.8%
	U.S. Treasury Bonds - 13.8%
1,715,275	0.13%, 02/15/2051(16)	$ 2,032,735
9,020,813	0.88%, 02/15/2047(16)	12,189,901
2,035,214	1.00%, 02/15/2048(16)(17)	2,855,461
4,005,000	1.25%, 05/15/2050	3,417,391
35,290,000	1.75%, 08/15/2041	34,325,039
1,490,000	1.88%, 02/15/2041	1,479,465
7,650,000	1.88%, 02/15/2051	7,603,383
18,965,000	2.00%, 11/15/2041	19,243,549
5,795,000	2.00%, 08/15/2051	5,934,442
7,090,000	2.25%, 08/15/2046	7,526,201
14,805,000	2.38%, 05/15/2051	16,424,297
78,145,000	2.88%, 08/15/2045	92,088,999
6,175,000	3.00%, 02/15/2047	7,501,419
18,440,000	3.13%, 02/15/2043	22,297,994
20,715,000	3.13%, 08/15/2044(17)(18)	25,243,170
26,860,000	3.38%, 05/15/2044(17)(19)	33,930,685
16,575,000	3.75%, 11/15/2043	21,991,658
		316,085,789
	U.S. Treasury Notes - 9.0%
5,975,386	0.38%, 01/15/2027(16)(17)	6,573,742
66,230,000	0.63%, 05/15/2030(17)	61,989,728
13,360,000	0.63%, 08/15/2030	12,472,812
20,360,000	0.88%, 11/15/2030(17)	19,378,584
40,215,000	1.25%, 08/15/2031	39,366,715
64,680,000	1.63%, 05/15/2031(17)	65,569,350
		205,350,931
	Total U.S. Government Securities (cost $531,996,161)	$ 521,436,720

The accompanying notes are an integral part of these financial statements.
102

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 0.0%
Diversified Financials - 0.0%
30,559	Philadelphia Energy Solutions*(20)(21)	$ —
Energy - 0.0%
64,657	Ascent Resources - Marcellus LLC Class A(20)(21)	77,589
6,767	Foresight Energy LLC*	87,975
206,275,142	KCA Deutag*(20)(21)(22)	—
165,564
	Total Common Stocks (cost $3,317,133)	$ 165,564
PREFERRED STOCKS - 0.1%
Banks - 0.1%
2,242	U.S. Bancorp Series A, 1.23%(3)(23)	$ 2,152,320
	Total Preferred Stocks (cost $1,591,820)	$ 2,152,320
WARRANTS - 0.0%
Energy - 0.0%
16,740	Ascent Resources - Marcellus LLC Expires 3/30/2023*(20)(21)	$ 352
	Total Warrants (cost $1,339)	$ 352
	Total Long-Term Investments (Cost $2,883,190,463)	$ 2,879,288,720
SHORT-TERM INVESTMENTS - 0.7%
Repurchase Agreements - 0.7%
$ 15,117,913	Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/2021 at 0.020%, due on 01/03/2022 with a maturity value of $15,117,938; collateralized by U.S. Treasury Bond at 1.750%, maturing 08/15/2041, with a market value of $15,420,298	$ 15,117,913
Securities Lending Collateral - 0.0%
13,759	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(24)	13,759
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.7% - (continued)
	Securities Lending Collateral - 0.0% - (continued)
360,280	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(24)		$ 360,280
20,990	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(24)		20,990
			395,029
	Total Short-Term Investments (cost $15,512,942)		$ 15,512,942
	Total Investments Excluding Purchased Options (cost $2,898,703,405)	126.8%	$ 2,894,801,662
	Total Purchased Options (cost $2,626,157)	0.0%	$ 194,062
	Total Investments (cost $2,901,329,562)	126.8%	$ 2,894,995,724
	Other Assets and Liabilities	(26.8)%	(611,464,710)
	Total Net Assets	100.0%	$ 2,283,531,014
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2021, the aggregate value of these securities was $662,712,524, representing 29.0% of net assets.
(2)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(3)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2021. Base lending rates may be subject to a floor or cap.
(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(5)	Securities disclosed are interest-only strips.
(6)	Security is a zero-coupon bond.

The accompanying notes are an integral part of these financial statements.
103

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

(7)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2021, the aggregate value of these securities was $45,551,819, representing 2.0% of net assets.
(8)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(9)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(10)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of December 31, 2021.
(11)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(12)	This security, or a portion of this security, has unfunded loan commitments. As of December 31, 2021, the aggregate value of the unfunded commitment was $69,705, which rounds to 0.0% of total net assets.
(13)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(14)	Securities disclosed are principal-only strips.
(15)	Represents or includes a TBA transaction.
(16)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(17)	All, or a portion of the security, was pledged as collateral in connection with OTC swap contracts. As of December 31, 2021, the market value of securities pledged was $4,348,720.
(18)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of December 31, 2021, the market value of securities pledged was $7,433,422.
(19)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of December 31, 2021, the market value of securities pledged was $4,547,672.
(20)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2021, the aggregate fair value of these securities are $77,941, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(21)	Investment valued using significant unobservable inputs.
(22)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $0 or 0.0% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
03/2011	KCA Deutag	206,275,142	$ 2,795,441	$ —

(23)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(24)	Current yield as of period end.

OTC Swaptions Outstanding at December 31, 2021
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaptions:
Put
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 03/14/22*	CBK	2.20%	Pay	03/14/2022	USD	73,850,000	$ 95,122	$ 1,316,376	$ (1,221,254)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 03/14/22*	BOA	2.20%	Pay	03/14/2022	USD	76,820,000	98,940	1,309,781	(1,210,841)
Total Put							$ 194,062	$ 2,626,157	$ (2,432,095)
Written swaptions:
Put
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 03/14/22*	BOA	1.50%	Receive	03/14/2022	USD	(76,820,000)	$ (400,600)	$ (768,200)	$ 367,600
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 03/14/22*	CBK	1.50%	Receive	03/14/2022	USD	(73,850,000)	(385,123)	(812,350)	427,227
Total Put							$ (785,723)	$ (1,580,550)	$ 794,827

*	Swaptions with forward premiums.

The accompanying notes are an integral part of these financial statements.
104

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Futures Contracts Outstanding at December 31, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	765	03/31/2022	$ 166,901,485	$ (117,250)
U.S. Treasury 5-Year Note Future	630	03/31/2022	76,215,235	25,636
U.S. Treasury 10-Year Note Future	1,738	03/22/2022	226,754,687	148,768
Total				$ 57,154
Short position contracts:
Euro-BTP Future	247	03/08/2022	$ 41,340,595	$ 489,775
Euro-BUND Future	224	03/08/2022	43,703,448	581,228
Euro-BUXL 30-Year Bond Future	67	03/08/2022	15,770,019	719,886
U.S. Treasury 10-Year Ultra Bond Future	1,122	03/22/2022	164,302,875	(1,984,714)
U.S. Treasury Long Bond Futures	561	03/22/2022	90,005,437	(621,730)
U.S. Treasury Ultra Bond Future	172	03/22/2022	33,905,500	(7,197)
Total				$ (822,752)
Total futures contracts				$ (765,598)

TBA Sale Commitments Outstanding at December 31, 2021
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
GNMA, 2.00%	$ 19,410,000	01/21/2052	$ (19,595,002)	$ 24,260
GNMA, 4.00%	5,154,000	01/20/2052	(5,428,209)	4,429
UMBS, 1.50%	11,995,000	01/19/2037	(12,032,484)	3,749
UMBS, 5.00%	2,459,500	01/14/2052	(2,680,471)	1,192
UMBS, 5.50%	10,750,000	01/14/2052	(11,786,367)	26,875
UMBS, 6.00%	3,300,000	01/14/2052	(3,631,547)	3,609
Total TBA sale commitments (proceeds receivable $55,218,194)			$ (55,154,080)	$ 64,114
At December 31, 2021, the aggregate market value of TBA Sale Commitments represents (2.4)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at December 31, 2021
Reference Entity	Counter- party	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.07	GSC	USD	1,302,009	(0.09%)	08/25/2037	Monthly	$ 216,952	$ —	$ 56,304	$ (160,648)
ABX.HE.AAA.07	CSI	USD	3,164,927	(0.09%)	08/25/2037	Monthly	606,374	—	136,863	(469,511)
ABX.HE.PENAAA.06	MSC	USD	349,010	(0.11%)	05/25/2046	Monthly	31,215	—	25,556	(5,659)
ABX.HE.PENAAA.06	JPM	USD	796,762	(0.11%)	05/25/2046	Monthly	71,092	—	58,343	(12,749)
ABX.HE.PENAAA.06	GSC	USD	327,044	(0.11%)	05/25/2046	Monthly	76,253	—	23,948	(52,305)
Total							$ 1,001,886	$ —	$ 301,014	$ (700,872)
Sell protection:
ABX.HE.AAA.07	MSC	USD	1,302,008	0.09%	08/25/2037	Monthly	$ 9,722	$ —	$ (56,300)	$ (66,022)
ABX.HE.AAA.07	MSC	USD	3,164,925	0.09%	08/25/2037	Monthly	23,797	—	(136,853)	(160,650)
ABX.HE.PENAAA.06	BCLY	USD	1,472,821	0.11%	05/25/2046	Monthly	—	(32,710)	(107,847)	(75,137)
CMBX.NA.BB.8	GSC	USD	816,537	5.00%	10/17/2057	Monthly	—	(180,649)	(308,299)	(127,650)
CMBX.NA.BB.8	MSC	USD	2,201,266	5.00%	10/17/2057	Monthly	—	(543,937)	(831,129)	(287,192)
CMBX.NA.BB.8	CSI	USD	2,422,549	5.00%	10/17/2057	Monthly	—	(598,576)	(914,678)	(316,102)
The accompanying notes are an integral part of these financial statements.
105

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

OTC Credit Default Swap Contracts Outstanding at December 31, 2021 – (continued)
Reference Entity	Counter- party	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices – (continued):
Sell protection – (continued):
CMBX.NA.BBB-.6	MSC	USD	424,617	3.00%	05/11/2063	Monthly	$ —	$ (57,815)	$ (118,550)	$ (60,735)
CMBX.NA.BBB-.6	GSC	USD	1,343,787	3.00%	05/11/2063	Monthly	—	(137,361)	(375,177)	(237,816)
Total							$ 33,519	$ (1,551,048)	$ (2,848,833)	$ (1,331,304)
Total OTC credit default swap contracts							$ 1,035,405	$ (1,551,048)	$ (2,547,819)	$ (2,032,176)

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at December 31, 2021
Reference Entity	Notional Amount		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EM.35.V1	USD	16,930,000	(1.00%)	06/20/2026	Quarterly	$ 463,832	$ 557,571	$ 93,739
Sell protection:
CDX.NA.HY.37.V1	USD	14,740,000	5.00%	12/20/2026	Quarterly	$ 1,286,240	$ 1,380,136	$ 93,896
Credit default swaps on single-name issues:
Sell protection:
Panama Republic (BBB)	USD	3,230,000	1.00%	06/20/2026	Quarterly	$ 23,474	$ 43,135	$ 19,661
Total						$ 23,474	$ 43,135	$ 19,661
Total centrally cleared credit default swap contracts						$ 1,773,546	$ 1,980,842	$ 207,296

Foreign Currency Contracts Outstanding at December 31, 2021
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
3,697,656	USD	21,060,000	BRL	DEUT	03/16/2022	$ (12,616)
5,291,583	USD	4,690,704	EUR	DEUT	01/31/2022	(52,098)
70,997,631	USD	62,604,000	EUR	DEUT	03/16/2022	(389,397)
9,529,539	USD	203,570,000	MXN	BNP	03/16/2022	(279,545)
4,562,133	USD	343,540,000	RUB	MSC	03/16/2022	65,904
Total foreign currency contracts						$ (667,752)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
106

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 506,775,720	$ —	$ 506,775,720	$ —
Corporate Bonds	665,754,111	—	665,754,111	—
Foreign Government Obligations	155,327,080	—	155,327,080	—
Municipal Bonds	31,136,628	—	31,136,628	—
Senior Floating Rate Interests	100,478,642	—	100,478,642	—
U.S. Government Agencies	896,061,583	—	896,061,583	—
U.S. Government Securities	521,436,720	—	521,436,720	—
Common Stocks
Diversified Financials	—	—	—	—
Energy	165,564	87,975	—	77,589
Preferred Stocks	2,152,320	2,152,320	—	—
Warrants	352	—	—	352
Short-Term Investments	15,512,942	395,029	15,117,913	—
Purchased Options	194,062	—	194,062	—
Foreign Currency Contracts(2)	65,904	—	65,904	—
Futures Contracts(2)	1,965,293	1,965,293	—	—
Swaps - Credit Default(2)	207,296	—	207,296	—
Total	$ 2,897,234,217	$ 4,600,617	$ 2,892,555,659	$ 77,941
Liabilities
Foreign Currency Contracts(2)	$ (733,656)	$ —	$ (733,656)	$ —
Futures Contracts(2)	(2,730,891)	(2,730,891)	—	—
Swaps - Credit Default(2)	(2,032,176)	—	(2,032,176)	—
TBA Sale Commitments	(55,154,080)	—	(55,154,080)	—
Written Options	(785,723)	—	(785,723)	—
Total	$ (61,436,526)	$ (2,730,891)	$ (58,705,635)	$ —

(1)	For the year December 31, 2021, investments valued at $54,666 were transferred out of Level 3 due to a vendor providing prices that are based on market activity which has been determined to be significant observable input. There were no transfers into Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2021 is not presented.
The accompanying notes are an integral part of these financial statements.
107

Hartford Ultrashort Bond HLS Fund
Schedule of Investments
December 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 33.1%
	Asset-Backed - Automobile - 20.8%
	American Credit Acceptance Receivables Trust
$ 1,131,068	0.33%, 06/13/2025(1)	$ 1,128,810
777,736	0.35%, 05/13/2024(1)	777,607
596,890	0.37%, 10/15/2024(1)	596,579
3,224,336	0.45%, 09/15/2025(1)	3,219,934
	AmeriCredit Automobile Receivables Trust
984,009	0.26%, 11/18/2024	982,283
331,189	0.28%, 06/18/2024	331,093
1,374,353	0.42%, 03/18/2024	1,374,482
545,072	2.06%, 04/18/2024	546,827
26,436	2.97%, 11/20/2023	26,463
	ARI Fleet Lease Trust
625,000	0.37%, 03/15/2030(1)	622,004
224,768	1.77%, 08/15/2028(1)	225,626
777,159	Avid Automobile Receivables Trust 0.61%, 01/15/2025(1)	776,129
	CarMax Auto Owner Trust
1,388,478	0.22%, 02/15/2024	1,388,155
1,740,000	0.29%, 09/16/2024	1,737,402
1,513,861	0.31%, 01/16/2024	1,513,626
91,931	0.49%, 06/15/2023	91,939
647,259	2.18%, 08/15/2024	654,284
1,371,036	3.05%, 03/15/2024	1,382,526
	Carvana Auto Receivables Trust
776,190	0.28%, 11/08/2023	776,053
913,964	0.28%, 03/11/2024	913,762
2,205,341	0.30%, 07/10/2024	2,204,524
370,090	0.32%, 03/10/2028	369,544
1,217,495	0.35%, 06/12/2028	1,212,580
1,529,000	0.38%, 01/10/2025	1,525,599
798,369	0.70%, 01/10/2028	793,170
1,530,000	0.82%, 04/10/2025	1,529,845
2,235,000	0.83%, 09/11/2028	2,233,446
	Chesapeake Funding LLC
1,059,167	0.34%, 04/15/2033, 1 mo. USD LIBOR + 0.230%(1)(2)	1,059,822
832,631	0.87%, 08/16/2032(1)	833,590
902,423	1.95%, 09/15/2031(1)	907,804
1,127,298	2.94%, 04/15/2031(1)	1,135,622
255,663	3.39%, 01/15/2031(1)	258,882
1,231,658	CIG Auto Receivables Trust 0.69%, 04/14/2025(1)	1,228,403
	CPS Auto Receivables Trust
1,194,085	0.33%, 07/15/2024(1)	1,193,342
424,450	0.35%, 01/16/2024(1)	424,380
695,930	0.37%, 03/17/2025(1)	695,455
3,240,432	0.61%, 10/15/2025(1)	3,236,608
3,399,492	Credit Acceptance Auto Loan Trust 2.38%, 11/15/2028(1)	3,429,550
	Drive Auto Receivables Trust
1,335,000	0.35%, 03/17/2025	1,331,234
374,480	0.36%, 12/15/2023	374,419
1,465,000	0.79%, 10/15/2025	1,459,918
	DT Auto Owner Trust
2,287,455	0.33%, 04/15/2025(1)	2,282,268
1,264,611	0.35%, 01/15/2025(1)	1,263,681
1,313,397	0.41%, 03/17/2025(1)	1,311,255
493,903	0.54%, 04/15/2024(1)	494,005
2,156,545	0.56%, 09/15/2025(1)	2,154,560
	Enterprise Fleet Financing LLC
1,295,000	0.48%, 05/20/2027(1)	1,283,024
1,013,032	1.78%, 12/22/2025(1)	1,020,651
2,218,591	2.06%, 05/20/2025(1)	2,235,432
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 33.1% - (continued)
	Asset-Backed - Automobile - 20.8% - (continued)
$ 604,526	2.29%, 02/20/2025(1)	$ 603,290
160,639	2.98%, 10/20/2024(1)	161,103
596	3.38%, 05/20/2024(1)	597
643,116	Enterprise Fleet Funding LLC 0.44%, 12/21/2026(1)	639,563
	Exeter Automobile Receivables Trust
1,185,000	0.30%, 10/15/2024	1,183,590
1,590,591	0.34%, 03/15/2024	1,589,998
1,230,000	0.35%, 02/18/2025	1,226,435
1,045,849	FHF Trust 0.83%, 12/15/2026(1)	1,038,565
	First Investors Auto Owner Trust
3,081,086	0.45%, 03/16/2026(1)	3,075,109
3,100,559	0.48%, 03/15/2027(1)	3,084,237
105,758	2.21%, 09/16/2024(1)	105,961
	Flagship Credit Auto Trust
1,569,429	0.31%, 06/16/2025(1)	1,565,877
1,954,236	0.36%, 07/15/2027(1)	1,938,106
2,312,448	0.37%, 12/15/2026(1)	2,303,776
1,923,470	0.53%, 04/15/2025(1)	1,921,230
176,193	0.70%, 04/15/2025(1)	176,334
3,204,769	0.81%, 07/17/2026(1)	3,197,438
264,352	1.90%, 08/15/2024(1)	265,540
110,624	2.33%, 02/15/2024(1)	110,794
	Ford Credit Auto Owner Trust
1,022,604	0.17%, 10/15/2023	1,022,146
1,058,823	0.25%, 09/15/2023	1,058,782
1,500,000	2.36%, 03/15/2029(1)	1,519,005
	Foursight Capital Automobile Receivables Trust
1,257,427	0.40%, 08/15/2024(1)	1,257,033
1,256,662	0.40%, 04/15/2025(1)	1,252,278
	GLS Auto Receivables Issuer Trust
1,001,571	0.31%, 11/15/2024(1)	999,703
1,345,531	0.34%, 05/15/2024(1)	1,345,434
3,043,869	0.42%, 01/15/2025(1)	3,041,052
444,539	0.52%, 02/15/2024(1)	444,619
3,475,000	0.84%, 07/15/2025	3,473,703
	GM Financial Automobile Leasing Trust
163,598	0.35%, 11/21/2022	163,599
464,000	0.45%, 08/21/2023	464,063
9,965	0.71%, 10/20/2022	9,967
	GM Financial Consumer Automobile Receivables Trust
1,035,539	0.23%, 11/16/2023	1,035,316
1,069,272	0.27%, 06/17/2024	1,068,893
199,449	0.35%, 07/17/2023	199,456
	GM Financial Leasing Trust
499,876	0.17%, 04/20/2023	499,710
785,369	0.22%, 07/20/2023	784,825
620,777	Honda Auto Receivables Owner Trust 0.27%, 02/21/2023	620,684
	Hyundai Auto Lease Securitization Trust
1,231,133	0.25%, 04/17/2023(1)	1,230,949
452,943	0.36%, 01/17/2023(1)	452,948
	Hyundai Auto Receivables Trust
745,926	0.23%, 02/15/2024	745,459
815,694	0.26%, 09/15/2023	815,649
150,192	0.38%, 03/15/2023	150,198
144,347	1.51%, 04/17/2023	144,410
	Mercedes-Benz Auto Lease Trust
2,290,000	0.22%, 01/16/2024	2,287,775
202,357	0.31%, 02/15/2023	202,333
811,129	Nissan Auto Lease Trust 0.34%, 12/15/2022	811,206

The accompanying notes are an integral part of these financial statements.
108

Hartford Ultrashort Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 33.1% - (continued)
	Asset-Backed - Automobile - 20.8% - (continued)
$ 478,387	Prestige Auto Receivables Trust 0.52%, 02/15/2024(1)	$ 478,426
782,331	Santander Consumer Auto Receivables Trust 0.23%, 11/15/2023(1)	782,160
	Santander Drive Auto Receivables Trust
426,834	0.28%, 04/15/2024	426,759
583,196	0.29%, 05/15/2024	583,017
995,000	0.33%, 03/17/2025	991,244
585,000	0.34%, 02/18/2025	584,235
	Santander Retail Auto Lease Trust
1,809,575	0.31%, 01/22/2024(1)	1,805,908
1,889,600	0.32%, 02/20/2024(1)	1,884,852
1,571,695	0.42%, 11/20/2023(1)	1,570,882
206,736	Securitized Term Auto Receivables Trust 2.99%, 02/27/2023(1)	207,234
	Tesla Auto Lease Trust
1,508,506	0.36%, 03/20/2025(1)	1,505,297
1,535,000	0.36%, 09/22/2025(1)	1,525,815
190,131	0.55%, 05/22/2023(1)	190,170
	Toyota Auto Receivables Owner Trust
898,653	0.23%, 05/15/2023	898,647
140,740	0.36%, 02/15/2023	140,746
2,100,000	Toyota Lease Owner Trust 0.25%, 03/20/2024(1)	2,093,609
369,134	United Auto Credit Securitization Trust 0.34%, 07/10/2023(1)	369,086
	Volkswagen Auto Lease Trust
3,125,646	0.27%, 04/20/2023	3,125,038
425,125	1.99%, 11/21/2022	425,941
	Westlake Automobile Receivables Trust
1,732,906	0.32%, 04/15/2025(1)	1,728,221
2,631,997	0.39%, 10/15/2024(1)	2,629,116
3,085,691	0.56%, 05/15/2024(1)	3,086,356
705,316	0.93%, 02/15/2024(1)	706,016
3,575,000	0.95%, 06/16/2025(1)	3,565,649
555,565	Wheels SPV 2 LLC 0.51%, 08/20/2029(1)	554,973
	World Omni Auto Receivables Trust
727,462	0.35%, 12/15/2023	727,553
87,293	0.55%, 07/17/2023	87,308
	World Omni Automobile Lease Securitization Trust
3,126,288	0.21%, 04/15/2024	3,118,563
422,510	0.32%, 09/15/2023	422,448
274,518	World Omni Select Auto Trust 0.47%, 06/17/2024	274,579
		146,326,783
	Asset-Backed - Credit Card - 0.2%
1,150,000	Evergreen Credit Card Trust 1.90%, 09/16/2024(1)	1,161,749
	Asset-Backed - Finance & Insurance - 3.7%
287,754	American Credit Acceptance Receivables Trust 0.53%, 03/13/2024(1)	287,784
596,969	BWAY Mortgage Trust 2.81%, 03/10/2033(1)	610,932
3,455,000	Credit Acceptance Auto Loan Trust 2.01%, 02/15/2029(1)	3,482,284
	DLL LLC
1,335,000	0.35%, 09/20/2024(1)	1,332,255
3,648,559	0.36%, 05/17/2024(1)	3,641,195
15,249	2.89%, 04/20/2023(1)	15,270
1,935,000	Dllmt 2021-1 LLC 0.60%, 03/20/2024(1)	1,930,423
1,590,000	Donlen Fleet Lease Funding LLC 0.56%, 12/11/2034(1)	1,580,742
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 33.1% - (continued)
	Asset-Backed - Finance & Insurance - 3.7% - (continued)
$ 110,897	Ellington Financial Mortgage Trust 2.74%, 11/25/2059(1)(3)	$ 111,569
744,381	FCI Funding LLC 1.13%, 04/15/2033(1)	741,716
636,340	GM Financial Consumer Automobile Receivables Trust 0.26%, 11/16/2023	636,299
742,000	GMF Floorplan Owner Revolving Trust 2.70%, 04/15/2024(1)	746,948
100,512	John Deere Owner Trust 0.41%, 03/15/2023	100,515
	Kubota Credit Owner Trust
1,410,000	0.26%, 06/17/2024(1)	1,404,228
1,864,265	0.31%, 04/15/2024(1)	1,860,023
304,818	0.41%, 06/15/2023(1)	304,843
	MMAF Equipment Finance LLC
1,110,000	0.30%, 04/15/2024(1)	1,108,720
418,347	0.38%, 08/14/2023(1)	418,042
7,839	2.07%, 10/12/2022(1)	7,844
	Verizon Owner Trust
4,000,000	0.41%, 04/21/2025	3,981,705
1,084,735	2.33%, 12/20/2023	1,091,995
92,546	2.93%, 09/20/2023	93,053
3,611	3.23%, 04/20/2023	3,616
	Volvo Financial Equipment LLC
235,882	0.37%, 04/17/2023(1)	235,911
573,771	2.04%, 11/15/2023(1)	577,376
		26,305,288
	Commercial Mortgage-Backed Securities - 0.1%
785,000	Morgan Stanley Bank of America Merrill Lynch Trust 3.79%, 08/15/2045	791,348
	Other Asset-Backed Securities - 3.5%
1,534,420	Amur Equipment Finance Receivables LLC 0.75%, 11/20/2026(1)	1,527,461
1,090,000	Atalaya Equipment Leasing Trust 1.23%, 05/15/2026(1)	1,087,878
	CCG Receivables Trust
946,344	0.30%, 06/14/2027(1)	941,599
1,230,000	0.54%, 03/14/2029(1)	1,222,343
1,535,000	CNH Equipment Trust 0.22%, 08/15/2024	1,531,681
1,277,918	Crossroads Asset Trust 0.82%, 03/20/2024(1)	1,277,861
	Dell Equipment Finance Trust
1,024,440	0.33%, 05/22/2026(1)	1,023,618
710,000	0.33%, 12/22/2026(1)	707,702
990,000	Dext ABS 2021-1 LLC 1.12%, 02/15/2028(1)	986,732
	GreatAmerica Leasing Receivables Funding LLC
3,240,571	0.27%, 06/15/2023(1)	3,237,019
1,680,000	0.38%, 03/15/2024(1)	1,673,240
	HPEFS Equipment Trust
994,620	0.27%, 03/20/2031(1)	993,637
1,465,000	0.30%, 09/20/2028(1)	1,461,668
303,124	0.65%, 07/22/2030(1)	303,173
	Marlette Funding Trust
711,021	0.51%, 09/15/2031(1)	709,469
330,645	0.60%, 06/16/2031(1)	330,563
314,630	New York City, NY Tax Lien 2.19%, 11/10/2032(1)	315,125
1,040,000	PFS Financing Corp. 1.21%, 06/15/2024(1)	1,043,358
	SCF Equipment Leasing
1,759,347	0.42%, 08/20/2026(1)	1,757,700
583,743	0.68%, 10/20/2025(1)	583,921
	SoFi Consumer Loan Program Trust
503,985	0.49%, 09/25/2030(1)	501,983

The accompanying notes are an integral part of these financial statements.
109

Hartford Ultrashort Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 33.1% - (continued)
	Other Asset-Backed Securities - 3.5% - (continued)
$ 152,691	2.02%, 01/25/2029(1)	$ 153,288
27,855	2.45%, 08/25/2028(1)	27,885
	Towd Point Mortgage Trust
434,729	0.69%, 02/25/2057, 1 mo. USD LIBOR + 0.600%(1)(2)	434,503
804,981	2.75%, 06/25/2057(1)(3)	818,061
		24,651,468
	Packaging & Containers - 0.2%
1,240,950	Tricolor Auto Securitization Trust 0.74%, 04/15/2024(1)	1,240,078
	Whole Loan Collateral CMO - 4.6%
1,120,999	Angel Oak Mortgage Trust 2.53%, 01/26/2065(1)(3)	1,124,084
	Angel Oak Mortgage Trust LLC
276,513	2.99%, 07/26/2049(1)(3)	277,589
595,243	3.92%, 11/25/2048(1)(3)	599,173
	BRAVO Residential Funding Trust
603,067	0.94%, 02/25/2049(1)(3)	598,331
1,109,388	0.97%, 03/25/2060(1)(3)	1,097,481
2,151,439	1.70%, 04/26/2060(1)(3)	2,157,781
548,513	Bunker Hill Loan Depositary Trust 2.72%, 11/25/2059(1)(4)	552,779
1,408,028	COLT 2021-5 Mortgage Loan Trust 1.73%, 11/26/2066(1)(3)	1,402,859
	COLT Mortgage Loan Trust
2,200,833	1.11%, 10/25/2066(1)(3)	2,170,763
702,189	1.33%, 10/26/2065(1)(3)	702,092
2,503,836	1.40%, 10/25/2066(1)(3)	2,488,317
253,504	1.51%, 04/27/2065(1)(3)	253,480
2,329,196	CSMC 2019-AFC1 Trust 2.57%, 07/25/2049(1)(4)	2,348,783
583,972	Ellington Financial Mortgage Trust 0.93%, 06/25/2066(1)(3)	572,807
	GCAT Trust
3,836,493	1.26%, 07/25/2066(1)(3)	3,806,829
1,045,000	1.92%, 08/25/2066(3)	1,045,229
	MFRA Trust
649,410	1.01%, 01/26/2065(1)(3)	645,947
886,867	1.03%, 11/25/2064(1)(3)	878,467
	New Residential Mortgage Loan Trust
2,236,300	1.16%, 11/27/2056(1)(3)	2,222,115
632,345	4.00%, 08/27/2057(1)(3)	662,163
56,821	OBX Trust 0.75%, 06/25/2057, 1 mo. USD LIBOR + 0.650%(1)(2)	56,862
249,410	Residential Mortgage Loan Trust 2.38%, 01/26/2060(1)(3)	250,447
8,996	Sequoia Mortgage Trust 3.50%, 02/25/2050(1)(3)	8,992
2,580,728	SG Residential Mortgage Trust 1.16%, 07/25/2061(1)(3)	2,551,315
	Starwood Mortgage Residential Trust
542,320	0.94%, 05/25/2065(1)(3)	538,141
322,878	2.28%, 02/25/2050(1)(3)	323,898
	Verus Securitization Trust
1,639,527	1.63%, 10/25/2066(1)(3)	1,634,890
349,020	2.64%, 11/25/2059(1)(4)	352,381
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 33.1% - (continued)
	Whole Loan Collateral CMO - 4.6% - (continued)
$ 547,339	2.69%, 11/25/2059(1)(3)	$ 553,434
198,451	2.78%, 07/25/2059(1)(4)	199,124
		32,076,553
	Total Asset & Commercial Mortgage-Backed Securities (cost $233,199,088)	$ 232,553,267
CORPORATE BONDS - 31.9%
	Agriculture - 0.1%
675,000	Cargill, Inc. 1.38%, 07/23/2023(1)	$ 680,352
	Apparel - 0.1%
775,000	VF Corp. 2.05%, 04/23/2022	778,937
	Auto Manufacturers - 2.6%
	American Honda Finance Corp.
2,000,000	0.25%, 01/21/2022, 3 mo. USD LIBOR + 0.120%(2)	2,000,100
2,050,000	0.40%, 10/21/2022(5)	2,047,534
	General Motors Financial Co., Inc.
1,500,000	0.67%, 10/15/2024(2)(5)	1,498,817
1,000,000	3.55%, 07/08/2022	1,014,523
485,000	PACCAR Financial Corp. 0.80%, 06/08/2023	485,429
	Toyota Motor Credit Corp.
1,650,000	0.35%, 10/14/2022	1,647,620
1,500,000	0.37%, 04/06/2023, 1 mo. USD SOFR + 0.320%(2)(5)	1,499,431
2,000,000	0.38%, 01/11/2024, 1 mo. USD SOFR + 0.330%(2)	1,999,306
2,000,000	0.40%, 06/13/2023	1,999,801
1,525,000	1.15%, 05/26/2022	1,529,801
	Volkswagen Group of America Finance LLC
1,600,000	0.75%, 11/23/2022(1)	1,599,762
750,000	3.13%, 05/12/2023(1)	771,084
		18,093,208
	Beverages - 0.6%
2,275,000	Coca-Cola European Partners plc 0.50%, 05/05/2023(1)	2,256,336
1,750,000	JDE Peet's N.V. 0.80%, 09/24/2024(1)	1,715,093
		3,971,429
	Biotechnology - 0.3%
2,250,000	Royalty Pharma plc 0.75%, 09/02/2023	2,236,056
	Chemicals - 0.1%
430,000	International Flavors & Fragrances, Inc. 0.70%, 09/15/2022(1)	430,021
	Commercial Banks - 13.9%
	Bank of America Corp.
1,875,000	0.59%, 05/28/2024, 3 mo. USD BSBY3M + 0.430%(2)	1,875,009
1,525,000	0.74%, 04/22/2025, 1 mo. USD SOFR + 0.690%(2)	1,530,316
1,250,000	0.81%, 10/24/2024, (0.81% fixed rate until 10/24/2023; 1 mo. USD SOFR + 0.740% thereafter)(6)	1,241,804
	Bank of Montreal
2,200,000	0.31%, 09/15/2023, 1 mo. USD SOFR + 0.265%(2)	2,197,035
2,200,000	0.40%, 09/15/2023	2,184,335

The accompanying notes are an integral part of these financial statements.
110

Hartford Ultrashort Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.9% - (continued)
	Commercial Banks - 13.9% - (continued)
	Bank of New York Mellon Corp.
$ 750,000	0.31%, 04/26/2024, 1 mo. USD SOFR + 0.260%(2)	$ 749,632
640,000	1.95%, 08/23/2022	646,237
3,675,000	Bank of Nova Scotia 0.43%, 07/31/2024, 1 mo. USD SOFR + 0.380%(2)	3,672,097
675,000	Barclays Bank plc 1.70%, 05/12/2022	677,290
3,518,000	BPCE S.A. 3.00%, 05/22/2022(1)	3,551,365
900,000	Canadian Imperial Bank of Commerce 0.85%, 03/17/2023, 1 mo. USD SOFR + 0.800%(2)	904,631
350,000	Capital One NA 2.15%, 09/06/2022	353,314
	Citigroup, Inc.
2,300,000	2.70%, 10/27/2022	2,336,224
2,250,000	4.50%, 01/14/2022	2,252,625
1,550,000	Cooperatieve Rabobank UA 0.35%, 01/12/2024, 1 mo. USD SOFR + 0.300%(2)	1,548,956
	Credit Suisse AG
3,675,000	0.43%, 08/09/2023, 1 mo. USD SOFR + 0.380%(2)	3,674,996
750,000	0.50%, 02/04/2022, 3 mo. USD SOFR + 0.450%(2)	750,136
1,550,000	3.57%, 01/09/2023(1)	1,550,439
2,525,000	Deutsche Bank AG 0.55%, 11/08/2023, 1 mo. USD SOFR + 0.500%(2)	2,522,330
750,000	Fifth Third Bancorp 1.63%, 05/05/2023	757,333
705,000	Fifth Third Bank NA 1.80%, 01/30/2023(5)	712,193
	Goldman Sachs Group, Inc.
1,150,000	0.46%, 01/27/2023, 1 mo. USD SOFR + 0.410%(2)	1,150,028
1,500,000	0.55%, 09/10/2024, 3 mo. USD SOFR + 0.500%(2)	1,497,978
1,765,000	0.63%, 11/17/2023, (0.63% fixed rate until 11/17/2022; 1 mo. USD SOFR + 0.538% thereafter)(6)	1,760,520
1,425,000	1.22%, 12/06/2023	1,428,266
1,425,000	HSBC Holdings plc 0.63%, 11/22/2024, 1 mo. USD SOFR + 0.580%(2)	1,424,180
525,000	Huntington National Bank 1.80%, 02/03/2023	530,301
	JP Morgan Chase & Co.
2,000,000	0.58%, 06/01/2025, 1 mo. USD SOFR + 0.535%(2)	2,002,135
1,900,000	0.63%, 03/16/2024, 3 mo. USD SOFR + 0.580%(2)	1,903,001
	KeyBank NA
1,250,000	0.37%, 06/14/2024, 1 mo. USD SOFR + 0.320%(2)	1,249,378
2,000,000	0.39%, 01/03/2024, 1 mo. USD SOFR + 0.340%(2)	1,997,974
1,350,000	1.25%, 03/10/2023	1,358,146
1,150,000	Macquarie Bank Ltd. 0.44%, 12/16/2022(1)	1,147,890
1,500,000	Macquarie Group Ltd. 0.76%, 10/14/2025(1)(2)	1,501,665
	Mizuho Financial Group, Inc.
1,100,000	0.81%, 05/25/2024, 3 mo. USD LIBOR + 0.630%(2)	1,104,066
2,762,000	2.95%, 02/28/2022	2,772,550
	Morgan Stanley
1,125,000	0.73%, 04/05/2024, (0.73% fixed rate until 04/05/2023; 1 mo. USD SOFR + 0.616% thereafter)(6)	1,121,598
1,800,000	0.75%, 01/20/2023, 3 mo. USD SOFR + 0.700%(2)	1,800,279
4,190,000	2.75%, 05/19/2022	4,227,501
1,025,000	4.88%, 11/01/2022	1,059,570
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.9% - (continued)
	Commercial Banks - 13.9% - (continued)
$ 675,000	National Australia Bank Ltd. 1.88%, 12/13/2022	$ 683,423
	National Bank of Canada
3,725,000	0.54%, 08/06/2024, 1 mo. USD SOFR + 0.490%(2)	3,732,757
875,000	0.90%, 08/15/2023, (0.90% fixed rate until 08/15/2022; 12 mo. USD CMT + 0.770% thereafter)(6)	875,683
1,290,000	NatWest Markets plc 0.58%, 08/12/2024, 1 mo. USD SOFR + 0.530%(1)(2)	1,290,067
875,000	Nordea Bank Abp 1.00%, 06/09/2023(1)	877,822
875,000	PNC Bank NA 0.49%, 02/24/2023, 3 mo. USD LIBOR + 0.325%(2)	875,326
	Royal Bank of Canada
1,925,000	0.35%, 01/19/2024, 1 mo. USD SOFR + 0.300%(2)	1,922,740
1,475,000	0.39%, 10/07/2024(2)	1,475,000
2,200,000	Sumitomo Mitsui Trust Bank Ltd. 0.49%, 09/16/2024, 1 mo. USD SOFR + 0.440%(1)(2)	2,196,413
1,566,000	Synchrony Bank 3.00%, 06/15/2022	1,579,624
	Toronto-Dominion Bank
2,700,000	0.29%, 01/06/2023, 1 mo. USD SOFR + 0.240%(2)	2,701,589
2,200,000	0.40%, 09/10/2024, 1 mo. USD SOFR + 0.350%(2)	2,200,000
750,000	0.50%, 09/28/2023, 1 mo. USD SOFR + 0.450%(2)	752,225
675,000	0.53%, 01/27/2023, 1 mo. USD SOFR + 0.480%(2)	676,831
1,500,000	Truist Financial Corp. 0.45%, 06/09/2025, 1 mo. USD SOFR + 0.400%(2)	1,495,828
	UBS AG
1,875,000	0.37%, 06/01/2023, 1 mo. USD SOFR + 0.320%(1)(2)	1,874,200
2,200,000	0.50%, 08/09/2024, 1 mo. USD SOFR + 0.450%(1)(2)	2,201,900
3,425,000	UBS Group AG 2.65%, 02/01/2022(1)	3,430,995
		97,567,746
	Construction Materials - 0.1%
1,030,000	Martin Marietta Materials, Inc. 0.65%, 07/15/2023	1,026,389
	Diversified Financial Services - 0.4%
785,000	AIG Global Funding 0.80%, 07/07/2023(1)	783,712
1,500,000	Capital One Financial Corp. 1.15%, 03/09/2022, 3 mo. USD LIBOR + 0.950%(2)	1,501,095
805,000	Nasdaq, Inc. 0.45%, 12/21/2022	803,841
		3,088,648
	Electric - 2.7%
2,400,000	Cleco Power LLC 0.70%, 06/15/2023, 3 mo. USD LIBOR + 0.500%(1)(2)	2,398,163
445,000	Consumers Energy Co. 0.35%, 06/01/2023	442,038
2,400,000	DTE Energy Co. 0.55%, 11/01/2022	2,395,957
825,000	Duke Energy Corp. 0.30%, 06/10/2023, 1 mo. USD SOFR + 0.250%(2)	824,097
2,275,000	Florida Power & Light Co. 0.30%, 05/10/2023, 1 mo. USD SOFR + 0.250%(2)	2,268,412
1,520,000	Mississippi Power Co. 0.35%, 06/28/2024, 1 mo. USD SOFR + 0.300%(2)	1,514,346
1,070,000	National Rural Utilities Cooperative Finance Corp. 1.75%, 01/21/2022	1,070,710

The accompanying notes are an integral part of these financial statements.
111

Hartford Ultrashort Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.9% - (continued)
	Electric - 2.7% - (continued)
	NextEra Energy Capital Holdings, Inc.
$ 2,675,000	0.43%, 02/22/2023, 3 mo. USD LIBOR + 0.270%(2)	$ 2,670,482
1,085,000	0.59%, 03/01/2023, 1 mo. USD SOFR + 0.540%(2)	1,086,640
780,000	Oklahoma Gas and Electric Co. 0.55%, 05/26/2023	774,911
2,115,000	PPL Electric Utilities Corp. 0.38%, 06/24/2024, 1 mo. USD SOFR + 0.330%(2)	2,109,865
1,500,000	Southern California Edison Co. 0.52%, 12/02/2022, 1 mo. USD SOFR + 0.470%	1,501,370
		19,056,991
	Electronics - 0.2%
	Honeywell International, Inc.
200,000	0.48%, 08/19/2022	200,003
1,000,000	2.15%, 08/08/2022	1,008,732
		1,208,735
	Food - 0.9%
2,223,000	Campbell Soup Co. 2.50%, 08/02/2022	2,246,660
1,475,000	Conagra Brands, Inc. 0.50%, 08/11/2023	1,462,446
1,750,000	Mondelez International Holdings Netherlands B.V. 2.13%, 09/19/2022(1)	1,768,352
750,000	Mondelez International, Inc. 0.63%, 07/01/2022	750,842
		6,228,300
	Gas - 0.6%
3,175,000	CenterPoint Energy, Inc. 0.67%, 03/02/2023, 3 mo. USD LIBOR + 0.500%(2)	3,167,605
1,325,000	ONE Gas, Inc. 0.81%, 03/11/2023, 3 mo. USD LIBOR + 0.610%(2)	1,325,057
		4,492,662
	Healthcare - Products - 0.6%
2,600,000	PerkinElmer, Inc. 0.55%, 09/15/2023	2,578,230
1,215,000	Stryker Corp. 0.60%, 12/01/2023	1,208,535
680,000	Thermo Fisher Scientific, Inc. 0.58%, 10/18/2024(2)	680,922
		4,467,687
	Healthcare - Services - 0.4%
1,945,000	Humana, Inc. 0.65%, 08/03/2023	1,935,087
820,000	UnitedHealth Group, Inc. 0.55%, 05/15/2024	813,621
		2,748,708
	Insurance - 3.5%
	Athene Global Funding
3,500,000	0.61%, 08/19/2024, 1 mo. USD SOFR + 0.560%(1)(2)	3,499,035
2,620,000	0.75%, 05/24/2024, 1 mo. USD SOFR + 0.700%(1)(2)	2,625,234
	Brighthouse Financial Global Funding
1,625,000	0.81%, 04/12/2024, 3 mo. USD SOFR + 0.760%(1)(2)	1,632,799
1,500,000	1.20%, 12/15/2023	1,499,760
2,650,000	Equitable Financial Life Global Funding 0.44%, 04/06/2023, 1 mo. USD SOFR + 0.390%(1)(2)	2,653,456
1,425,000	Jackson Financial, Inc. 1.13%, 11/22/2023(1)	1,422,529
	MassMutual Global Funding II
1,550,000	0.41%, 04/12/2024, 1 mo. USD SOFR + 0.360%(1)(2)	1,554,248
848,000	0.85%, 06/09/2023(1)	849,021
950,000	2.25%, 07/01/2022(1)	959,048
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.9% - (continued)
	Insurance - 3.5% - (continued)
$ 2,500,000	Metropolitan Life Global Funding I 3.00%, 01/10/2023(1)	$ 2,559,725
875,000	New York Life Global Funding 1.10%, 05/05/2023(1)(5)	878,891
650,000	Pacific Life Global Funding II 0.50%, 09/23/2023(1)	645,727
645,000	Principal Life Global Funding 0.50%, 04/12/2024, 1 mo. USD SOFR + 0.450%(1)(2)(5)	645,148
2,500,000	Principal Life Global Funding II 0.43%, 08/23/2024, 1 mo. USD SOFR + 0.380%(1)(2)	2,497,336
420,000	Protective Life Global Funding 1.08%, 06/09/2023(1)	420,971
		24,342,928
	IT Services - 0.1%
875,000	Apple, Inc. 0.75%, 05/11/2023	877,457
	Machinery - Construction & Mining - 0.2%
1,100,000	Caterpillar Financial Services Corp. 0.32%, 09/13/2024, 1 mo. USD SOFR + 0.270%(2)	1,101,494
	Machinery-Diversified - 0.2%
1,060,000	Otis Worldwide Corp. 0.58%, 04/05/2023, 3 mo. USD LIBOR + 0.450%(2)	1,060,029
	Media - 0.2%
1,250,000	Fox Corp. 3.67%, 01/25/2022	1,252,467
	Miscellaneous Manufacturing - 0.2%
645,000	Carlisle Cos., Inc. 0.55%, 09/01/2023(5)	639,284
1,090,000	Siemens Financieringsmaatschappij N.V. 0.40%, 03/11/2023(1)	1,086,714
		1,725,998
	Oil & Gas - 0.3%
1,125,000	Chevron USA, Inc. 0.33%, 08/12/2022	1,124,125
1,300,000	Pioneer Natural Resources Co. 0.55%, 05/15/2023	1,295,142
		2,419,267
	Pharmaceuticals - 1.7%
2,200,000	AbbVie, Inc. 3.45%, 03/15/2022	2,202,013
1,690,000	AmerisourceBergen Corp. 0.74%, 03/15/2023	1,685,702
3,000,000	AstraZeneca plc 0.30%, 05/26/2023(5)	2,986,877
1,323,000	Bristol-Myers Squibb Co. 3.25%, 02/20/2023	1,357,887
4,000,000	GlaxoSmithKline Capital plc 2.88%, 06/01/2022	4,032,838
		12,265,317
	Pipelines - 0.1%
1,015,000	Southern Natural Gas Co. LLC 0.63%, 04/28/2023(1)	1,009,147
	Real Estate Investment Trusts - 0.3%
590,000	American Tower Corp. 2.25%, 01/15/2022	590,317
1,220,000	Public Storage 0.52%, 04/23/2024, 1 mo. USD SOFR + 0.470%(2)	1,218,456
		1,808,773
	Retail - 0.2%
1,620,000	7-Eleven, Inc. 0.63%, 02/10/2023(1)	1,613,977
	Semiconductors - 0.6%
1,120,000	Analog Devices, Inc. 0.30%, 10/01/2024, 1 mo. USD SOFR + 0.250%(2)	1,121,085

The accompanying notes are an integral part of these financial statements.
112

Hartford Ultrashort Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.9% - (continued)
	Semiconductors - 0.6% - (continued)
$ 1,035,000	Qorvo, Inc. 1.75%, 12/15/2024	$ 1,035,666
2,285,000	Skyworks Solutions, Inc. 0.90%, 06/01/2023	2,273,430
		4,430,181
	Software - 0.3%
1,525,000	Fidelity National Information Services, Inc. 0.38%, 03/01/2023	1,517,550
295,000	Roper Technologies, Inc. 0.45%, 08/15/2022	294,755
		1,812,305
	Telecommunications - 0.4%
1,000,000	AT&T, Inc. 0.69%, 03/25/2024, 3 mo. USD SOFR + 0.640%(2)	1,000,283
1,525,000	NTT Finance Corp. 0.37%, 03/03/2023(1)	1,518,767
		2,519,050
	Total Corporate Bonds (cost $224,427,336)	$ 224,314,259
MUNICIPAL BONDS - 0.3%
	Tobacco - 0.2%
1,260,000	Golden State, CA, Tobacco Securitization Corp. 0.50%, 06/01/2022	$ 1,260,799
	Utilities - 0.1%
1,085,000	Long Island, NY, Power Auth 0.36%, 03/01/2023	1,080,402
	Total Municipal Bonds (cost $2,345,000)	$ 2,341,201
U.S. GOVERNMENT AGENCIES - 0.9%
	Mortgage-Backed Agencies - 0.9%
	FHLMC - 0.4%
1,265,042	1.00%, 05/15/2041	$ 1,265,183
893,724	1.75%, 04/15/2027	903,494
215,846	3.00%, 05/15/2043	219,557
117,678	3.50%, 05/15/2042	118,846
228,460	3.50%, 11/15/2042	230,528
294,093	3.50%, 05/15/2044	295,512
		3,033,120
	FNMA - 0.3%
1,171,497	1.75%, 09/25/2041	1,183,536
216,485	3.00%, 07/25/2041	218,167
249,348	3.00%, 08/25/2041	251,301
		1,653,004
	GNMA - 0.2%
710,248	1.70%, 10/20/2045	716,652
174,031	1.80%, 05/20/2041	174,293
677,535	2.50%, 09/20/2046	689,614
		1,580,559
	Total U.S. Government Agencies (cost $6,284,576)	$ 6,266,683
U.S. GOVERNMENT SECURITIES - 6.8%
	Other Direct Federal Obligations - 1.5%
	FFCB - 0.6%
4,500,000	0.53%, 01/18/2022	$ 4,500,623
		4,500,623
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT SECURITIES - 6.8% - (continued)
	Other Direct Federal Obligations - 1.5% - (continued)
	FHLB - 0.9%
$ 6,000,000	0.25%, 06/03/2022	$ 6,003,070
		6,003,070
	U.S. Treasury Securities - 5.3%
	U.S. Treasury Notes - 5.3%
7,250,000	0.13%, 01/31/2023	7,225,078
5,000,000	1.13%, 02/28/2022	5,008,274
25,000,000	1.88%, 08/31/2022	25,261,719
	Total U.S. Government Securities (cost $48,027,725)	$ 47,998,764
	Total Long-Term Investments (Cost $514,283,725)	$ 513,474,174
SHORT-TERM INVESTMENTS - 27.0%
	Commercial Paper - 2.7%
3,700,000	Credit Industriel et Commercial/New York 0.20%, 01/31/2022(7)	$ 3,699,368
2,250,000	Credit Suisse NY 0.19%, 04/08/2022(7)	2,248,438
3,645,000	HSBC USA, Inc. 0.25%, 06/10/2022(7)	3,637,991
3,795,000	Landesbank Baden-Wur 0.18%, 01/07/2022(7)	3,794,867
2,735,000	Standard Chartered Bank 0.24%, 10/06/2022(7)	2,725,864
3,000,000	Svenska Handlsbnkn A 0.24%, 03/16/2022(7)	2,999,094
		19,105,622
	Foreign Government Obligations - 2.4%
4,000,000	Bank of Nova Scotia 0.23%, 04/07/2022	4,000,028
2,500,000	Canadian Imperial Bank of Commerce 0.23%, 04/08/2022	2,500,297
2,000,000	Cooperatieve Centrale 0.21%, 03/16/2022	2,000,207
2,275,000	Standard Chartered 0.24%, 03/04/2022	2,274,878
2,250,000	Toronto-Dominion Bank 0.23%, 03/17/2022	2,250,274
3,650,000	Westpac Banking Corp. 0.18%, 09/06/2022, 1 mo. USD SOFR + 0.130%(2)	3,647,907
		16,673,591
	Repurchase Agreements - 1.0%
7,097,330	Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/2021 at 0.020%,due on 1/03/2022 with a maturity value of $7,097,342; collateralized by U.S. Treasury Bond at 2.000%, maturing 11/15/2041, with a market value of $7,239,356	7,097,330
	Securities Lending Collateral - 0.4%
81,830	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(8)	81,830
2,142,678	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(8)	2,142,678
124,835	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(8)	124,835
		2,349,343
	U.S. Treasury Securities - 20.5%
	U.S. Treasury Bills – 17.0%
20,000,000	0.05%, 03/01/2022(7)	19,998,197
10,000,000	0.06%, 04/28/2022(7)	9,997,564
7,500,000	0.06%, 05/19/2022(7)	7,497,231
10,000,000	0.07%, 05/26/2022(7)	9,996,266

The accompanying notes are an integral part of these financial statements.
113

Hartford Ultrashort Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2021

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 27.0% - (continued)
	U.S. Treasury Securities - 20.5% - (continued)
	U.S. Treasury Bills – 17.0% - (continued)
$ 5,000,000	0.08%, 08/11/2022(7)		$ 4,993,965
10,000,000	0.09%, 06/02/2022(7)		9,995,573
8,000,000	0.11%, 06/09/2022(7)		7,996,162
5,000,000	0.16%, 06/23/2022(7)		4,996,022
7,175,000	0.16%, 11/03/2022(7)		7,158,984
5,000,000	0.21%, 06/30/2022(7)		4,995,426
20,750,000	0.24%, 12/01/2022(7)		20,695,654
11,000,000	0.40%, 12/29/2022(7)		10,958,567
			119,279,611
	U.S. Treasury Cash Management Bills – 3.5%
5,000,000	0.06%, 03/15/2022(7)		4,999,576
5,000,000	0.06%, 03/22/2022(7)		4,999,263
10,000,000	0.08%, 04/05/2022(7)		9,998,135
5,000,000	0.09%, 04/19/2022(7)		4,998,970
			24,995,944
			144,275,555
	Total Short-Term Investments (cost $189,528,356)		$ 189,501,441
	Total Investments (cost $703,812,081)	100.0%	$ 702,975,615
	Other Assets and Liabilities	0.0%	35,467
	Total Net Assets	100.0%	$ 703,011,082
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2021, the aggregate value of these securities was $227,257,781, representing 32.3% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2021. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(5)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(6)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(7)	The rate shown represents current yield to maturity.
(8)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 232,553,267	$ —	$ 232,553,267	$ —
Corporate Bonds	224,314,259	—	224,314,259	—
Municipal Bonds	2,341,201	—	2,341,201	—
U.S. Government Agencies	6,266,683	—	6,266,683	—
U.S. Government Securities	47,998,764	—	47,998,764	—
Short-Term Investments	189,501,441	2,349,343	187,152,098	—
Total	$ 702,975,615	$ 2,349,343	$ 700,626,272	$ —

(1)	For the year ended December 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
114

Hartford HLS Funds
GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Bank of America Securities LLC
CBK	Citibank NA
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBS	RBS Greenwich Capital
UBS	UBS AG
WEST	Westpac International
Currency Abbreviations:
BRL	Brazil Real
EUR	Euro Member Countries
MXN	Mexican Peso
RUB	Russia Ruble
USD	United States Dollar
Index Abbreviations:
CMT	Constant Maturity Treasury Index
MTA	Monthly Treasury Average Index
S&P	Standard & Poor's
Municipal Abbreviations:
Auth	Authority
Dev	Development
GO	General Obligation
PA	Port Authority
Rev	Revenue
Other Abbreviations:
ACWI	All Country World Index
ADR	American Depositary Receipt
AGM	Assured Guaranty Municipal
CD	Certificate of Deposit
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
NATL	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Securities

115

Hartford HLS Funds
 Statements of Assets and Liabilities
December 31, 2021

	Hartford Balanced HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford International Opportunities HLS Fund
Assets:
Investments in securities, at market value(1)	$ 2,188,373,670	$ 4,460,477,545	$ 3,450,627,582	$ 4,032,485,115	$ 204,128,744	$ 1,144,106,237
Repurchase agreements	15,592,417	58,420,800	19,661,557	72,902,802	2,707,778	20,328,588
Cash	4,119,731	15,448,902	5,198,936	19,250,049	714,980	5,424,056
Cash collateral held for securities on loan	16,025	1,248,627	—	—	99,363	—
Foreign currency	—	24	—	—	39	51,811
Receivables:
Investment securities sold	5,045,639	18,095,621	—	—	—	28,717,129
Fund shares sold	8,419	168,964	21,718	135,307	22,106	315,214
Dividends and interest	4,432,251	3,675,281	1,632,379	3,890,459	82,966	560,961
Securities lending income	144	7,116	—	8	7,023	303
Variation margin on futures contracts	—	2,591,750	—	—	—	—
Tax reclaims	946,145	258,296	344,315	945,903	44,484	1,702,095
Other assets	13,408	22,452	19,261	19,787	5,204	9,424
Total assets	2,218,547,849	4,560,415,378	3,477,505,748	4,129,629,430	207,812,687	1,201,215,818
Liabilities:
Obligation to return securities lending collateral	320,500	24,972,542	—	—	1,987,259	—
Payables:
Investment securities purchased	6,894,108	20,524,061	—	—	60,851	—
Fund shares redeemed	1,226,934	1,664,836	4,150,277	2,053,029	172,423	23,337,154
Investment management fees	1,097,412	2,418,610	1,639,281	2,152,652	144,443	703,606
Transfer agent fees	980	1,477	1,468	1,058	1,006	1,217
Accounting services fees	56,099	113,560	84,684	97,689	7,297	33,809
Board of Directors' fees	9,932	21,007	15,324	17,899	988	5,606
Variation margin on futures contracts	8,247	—	—	—	—	—
Distribution fees	8,896	17,982	16,263	16,112	1,389	3,845
Accrued expenses	121,691	279,177	303,161	200,941	46,248	133,490
Total liabilities	9,744,799	50,013,252	6,210,458	4,539,380	2,421,904	24,218,727
Net assets	$ 2,208,803,050	$ 4,510,402,126	$ 3,471,295,290	$ 4,125,090,050	$ 205,390,783	$ 1,176,997,091
Summary of Net Assets:
Capital stock and paid-in-capital	$ 1,320,143,334	$ 2,924,253,134	$ 2,015,292,269	$ 1,920,063,596	$ 111,294,750	$ 768,245,438
Distributable earnings (loss)	888,659,716	1,586,148,992	1,456,003,021	2,205,026,454	94,096,033	408,751,653
Net assets	$ 2,208,803,050	$ 4,510,402,126	$ 3,471,295,290	$ 4,125,090,050	$ 205,390,783	$ 1,176,997,091
Shares authorized	9,500,000,000	5,450,000,000	3,610,000,000	4,000,000,000	800,000,000	2,625,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010
Class IA: Net asset value per share	$ 35.47	$ 54.26	$ 20.85	$ 27.58	$ 23.57	$ 20.90
Shares outstanding	54,940,627	73,468,972	143,746,549	132,496,858	6,998,016	50,935,421
Net Assets	$ 1,948,846,440	$ 3,986,182,313	$ 2,997,803,015	$ 3,654,207,927	$ 164,964,260	$ 1,064,639,674
Class IB: Net asset value per share	$ 36.18	$ 53.10	$ 20.51	$ 27.38	$ 21.47	$ 21.21
Shares outstanding	7,185,504	9,098,097	18,771,737	17,196,016	1,882,941	5,296,742
Net Assets	$ 259,956,610	$ 483,113,072	$ 385,018,230	$ 470,882,123	$ 40,426,523	$ 112,357,417
Class IC: Net asset value per share	$ —	$ 53.33	$ 20.85	$ —	$ —	$ —
Shares outstanding	—	770,820	4,243,606	—	—	—
Net Assets	$ —	$ 41,106,741	$ 88,474,045	$ —	$ —	$ —
Cost of investments	$ 1,545,833,555	$ 3,395,361,646	$ 2,163,726,862	$ 2,267,276,703	$ 149,150,795	$ 920,959,787
Cost of foreign currency	$ —	$ 24	$ —	$ —	$ 39	$ 51,902
(1) Includes Investment in securities on loan, at market value	$ 308,892	$ 27,998,325	$ —	$ —	$ 2,194,538	$ —
The accompanying notes are an integral part of these financial statements.
116

Hartford HLS Funds
 Statements of Assets and Liabilities – (continued)
December 31, 2021

	Hartford MidCap HLS Fund	Hartford Small Cap Growth HLS Fund	Hartford Small Company HLS Fund	Hartford Stock HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Ultrashort Bond HLS Fund
Assets:
Investments in securities, at market value(1)	$ 2,113,820,237	$ 1,376,011,669	$ 641,873,795	$ 1,642,506,029	$ 2,879,877,811	$ 695,878,285
Repurchase agreements	1,507,681	5,265,851	9,988,699	13,339,853	15,117,913	7,097,330
Cash	404,255	1,421,687	2,637,401	3,522,301	7,579,489	1,908,902
Cash collateral due from broker on swap contracts	—	—	—	—	520,000	—
Cash collateral held for securities on loan	566,732	477,272	133,908	—	20,791	123,650
Foreign currency	—	—	—	—	611,007	—
Unrealized appreciation on foreign currency contracts	—	—	—	—	65,904	—
Receivables:
Investment securities sold	7,655,722	—	—	—	194,434,067	—
Fund shares sold	241,810	6,096,510	21,326	10,618	181,841	58,364
Dividends and interest	1,019,352	352,630	182,939	1,584,426	13,848,052	907,448
Securities lending income	6,537	2,013	1,980	—	543	433
Variation margin on centrally cleared swap contracts	—	—	—	—	19,358	—
Tax reclaims	—	—	—	367,173	—	814
OTC swap contracts premiums paid	—	—	—	—	1,035,405	—
Other assets	12,823	13,173	7,143	10,518	14,196	7,432
Total assets	2,125,235,149	1,389,640,805	654,847,191	1,661,340,918	3,113,326,377	705,982,658
Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	—	—	733,656	—
Obligation to return securities lending collateral	11,334,645	9,545,435	2,678,152	—	415,820	2,472,993
Unrealized depreciation on OTC swap contracts	—	—	—	—	2,032,176	—
TBA sale commitments, at market value	—	—	—	—	55,154,080	—
Unfunded loan commitments	—	—	—	—	14,333	—
Payables:
Investment securities purchased	8,387,455	67,078	911,523	—	766,636,473	—
Fund shares redeemed	814,710	483,269	136,292	11,599,479	553,544	124,746
Investment management fees	1,169,000	694,486	397,446	655,557	908,734	239,932
Transfer agent fees	1,302	1,240	990	956	994	955
Accounting services fees	56,152	38,531	20,729	41,928	59,827	21,317
Board of Directors' fees	10,084	6,566	3,104	7,217	10,742	3,378
Variation margin on futures contracts	—	—	—	—	725,137	—
Distribution fees	4,450	7,506	2,056	4,869	8,137	3,331
Written options	—	—	—	—	785,723	—
Accrued expenses	145,142	53,485	74,659	125,178	204,939	104,924
OTC swap contracts premiums received	—	—	—	—	1,551,048	—
Total liabilities	21,922,940	10,897,596	4,224,951	12,435,184	829,795,363	2,971,576
Net assets	$ 2,103,312,209	$ 1,378,743,209	$ 650,622,240	$ 1,648,905,734	$ 2,283,531,014	$ 703,011,082
Summary of Net Assets:
Capital stock and paid-in-capital	$ 1,203,244,792	$ 816,045,813	$ 453,348,771	$ 745,180,607	$ 2,218,546,545	$ 714,061,231
Distributable earnings (loss)	900,067,417	562,697,396	197,273,469	903,725,127	64,984,469	(11,050,149)
Net assets	$ 2,103,312,209	$ 1,378,743,209	$ 650,622,240	$ 1,648,905,734	$ 2,283,531,014	$ 703,011,082
Shares authorized	2,400,000,000	700,000,000	1,500,000,000	4,000,000,000	5,000,000,000	14,000,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010
Class IA: Net asset value per share	$ 40.31	$ 36.60	$ 24.57	$ 113.91	$ 11.29	$ 10.00
Shares outstanding	48,953,682	31,522,122	24,039,518	13,222,708	181,232,635	60,590,760
Net Assets	$ 1,973,241,670	$ 1,153,859,815	$ 590,596,757	$ 1,506,205,801	$ 2,045,579,073	$ 605,732,121
Class IB: Net asset value per share	$ 38.35	$ 34.77	$ 21.25	$ 113.84	$ 11.22	$ 9.99
Shares outstanding	3,391,336	6,466,925	2,824,752	1,253,461	21,208,814	9,741,768
Net Assets	$ 130,070,539	$ 224,883,394	$ 60,025,483	$ 142,699,933	$ 237,951,941	$ 97,278,961
Class IC: Net asset value per share	$ —	$ —	$ —	$ —	$ —	$ —
Shares outstanding	—	—	—	—	—	—
Net Assets	$ —	$ —	$ —	$ —	$ —	$ —
Cost of investments	$ 1,391,578,690	$ 992,736,295	$ 545,724,379	$ 894,803,968	$ 2,901,329,562	$ 703,812,081
The accompanying notes are an integral part of these financial statements.
117

Hartford HLS Funds
 Statements of Assets and Liabilities – (continued)
December 31, 2021

	Hartford MidCap HLS Fund	Hartford Small Cap Growth HLS Fund	Hartford Small Company HLS Fund	Hartford Stock HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Ultrashort Bond HLS Fund
Cost of foreign currency	$ —	$ —	$ —	$ —	$ 611,413	$ —
Proceeds of TBA sale commitments	$ —	$ —	$ —	$ —	$ 55,218,194	$ —
Written option contracts premiums received	$ —	$ —	$ —	$ —	$ 1,580,550	$ —
(1) Includes Investment in securities on loan, at market value	$ 12,000,070	$ 9,144,778	$ 2,503,492	$ —	$ 403,472	$ 2,420,035
The accompanying notes are an integral part of these financial statements.
118

Hartford HLS Funds
 Statements of Operations
For the Year Ended December 31, 2021

	Hartford Balanced HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford International Opportunities HLS Fund
Investment Income:
Dividends	$ 26,459,645	$ 58,081,059	$ 41,226,138	$ 78,783,296	$ 1,833,149	$ 24,593,907
Interest	14,778,435	30,543	4,507	20,583	1,298	3,218
Securities lending	228,523	358,407	16,510	35,026	33,890	151,305
Less: Foreign tax withheld	(155,073)	(347,719)	(141,104)	(669,703)	(33,954)	(2,184,793)
Total investment income, net	41,311,530	58,122,290	41,106,051	78,169,202	1,834,383	22,563,637
Expenses:
Investment management fees	13,426,307	29,282,645	18,739,518	24,355,572	1,808,918	8,605,819
Administrative services fees
Class IC	—	103,635	209,950	—	—	—
Transfer agent fees
Class IA	5,131	7,728	5,403	4,348	4,806	6,639
Class IB	684	942	715	570	1,196	726
Class IC	—	79	158	—	—	—
Distribution fees
Class IB	633,512	1,227,976	937,037	1,118,865	106,045	306,230
Class IC	—	103,635	209,950	—	—	—
Custodian fees	24,183	29,455	9,217	13,265	11,286	60,402
Registration and filing fees	12,884	18,093	29,092	15,122	12,854	14,578
Accounting services fees	321,108	664,001	484,413	561,436	38,766	192,561
Board of Directors' fees	53,274	113,829	85,637	97,369	5,198	30,847
Audit and tax fees	34,591	40,410	48,043	19,014	25,916	35,944
Other expenses	236,922	347,465	354,521	311,962	41,373	114,823
Total expenses (before waivers, reimbursements and fees paid indirectly)	14,748,596	31,939,893	21,113,654	26,497,523	2,056,358	9,368,569
Management fee waivers	(646,074)	—	—	—	—	—
Commission recapture	(513)	(18,293)	(2,399)	(16,009)	(671)	(5,843)
Total waivers, reimbursements and fees paid indirectly	(646,587)	(18,293)	(2,399)	(16,009)	(671)	(5,843)
Total expenses	14,102,009	31,921,600	21,111,255	26,481,514	2,055,687	9,362,726
Net Investment Income (Loss)	27,209,521	26,200,690	19,994,796	51,687,688	(221,304)	13,200,911
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	231,964,763	606,871,318	244,076,253	405,950,817	37,726,229	194,074,717
Investments in affiliated investments	20,391,975	14,727,736	—	—	—	—
Futures contracts	634,948	18,503,271	—	—	—	—
Other foreign currency transactions	(10,935)	(75,105)	826	(905)	(3,451)	(525,654)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	252,980,751	640,027,220	244,077,079	405,949,912	37,722,778	193,549,063
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	115,121,487	(29,839,048)	486,699,667	605,398,488	(16,622,537)	(112,658,513)
Investments in affiliated investments	(11,414,971)	(8,244,256)	—	—	—	—
Futures contracts	(115,681)	(2,163,279)	—	—	—	—
Translation of other assets and liabilities in foreign currencies	(18,104)	(17,915)	(19,981)	(6,950)	(1,577)	(88,261)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	103,572,731	(40,264,498)	486,679,686	605,391,538	(16,624,114)	(112,746,774)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	356,553,482	599,762,722	730,756,765	1,011,341,450	21,098,664	80,802,289
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 383,763,003	$ 625,963,412	$ 750,751,561	$ 1,063,029,138	$ 20,877,360	$ 94,003,200
The accompanying notes are an integral part of these financial statements.
119

Hartford HLS Funds
 Statements of Operations – (continued)
For the Year Ended December 31, 2021

	Hartford MidCap HLS Fund	Hartford Small Cap Growth HLS Fund	Hartford Small Company HLS Fund	Hartford Stock HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Ultrashort Bond HLS Fund
Investment Income:
Dividends	$ 30,429,685	$ 7,259,397	$ 1,505,125	$ 28,678,459	$ 85,379	$ —
Interest	1,144	2,504	3,834	4,834	60,385,901	4,333,903
Securities lending	124,346	227,404	125,741	505	52,959	12,331
Less: Foreign tax withheld	(5,240)	—	—	(92,339)	(459)	—
Total investment income, net	30,549,935	7,489,305	1,634,700	28,591,459	60,523,780	4,346,234
Expenses:
Investment management fees	15,122,366	8,749,052	4,733,330	7,459,221	10,947,766	2,961,696
Transfer agent fees
Class IA	5,181	6,426	5,284	5,181	4,041	3,741
Class IB	329	1,172	590	489	494	610
Distribution fees
Class IB	345,771	553,705	162,673	336,253	631,543	257,901
Custodian fees	17,448	12,027	10,498	7,522	40,213	5,648
Registration and filing fees	20,890	24,840	14,410	12,884	17,590	14,462
Accounting services fees	340,948	221,635	108,487	236,585	348,319	121,611
Board of Directors' fees	57,687	37,045	16,710	38,470	57,593	19,215
Audit and tax fees	16,173	21,508	30,831	21,886	47,854	34,402
Other expenses	170,501	71,634	66,884	168,136	175,455	77,122
Total expenses (before waivers, reimbursements and fees paid indirectly)	16,097,294	9,699,044	5,149,697	8,286,627	12,270,868	3,496,408
Commission recapture	(5,519)	(13,316)	(18,003)	(652)	—	—
Total waivers, reimbursements and fees paid indirectly	(5,519)	(13,316)	(18,003)	(652)	—	—
Total expenses	16,091,775	9,685,728	5,131,694	8,285,975	12,270,868	3,496,408
Net Investment Income (Loss)	14,458,160	(2,196,423)	(3,496,994)	20,305,484	48,252,912	849,826
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	245,445,022	180,586,224	89,782,143	134,014,659	12,874,277	83,217
Investments in affiliated investments	—	—	8,741,457	16,450,099	—	—
Purchased options contracts	—	—	—	—	107,845	—
Futures contracts	—	—	—	—	4,468,542	—
Written options contracts	—	—	—	—	2,423,476	—
Swap contracts	—	—	—	—	(612,363)	—
Foreign currency contracts	—	—	—	—	7,156,600	—
Other foreign currency transactions	—	—	(1,001)	(26,878)	(77,760)	—
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	245,445,022	180,586,224	98,522,599	150,437,880	26,340,617	83,217
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	(32,664,947)	(121,278,577)	(84,530,508)	187,477,676	(93,639,901)	(3,079,240)
Investments in affiliated investments	—	—	(4,893,274)	(9,208,399)	—	—
Purchased options contracts	—	—	—	—	(2,447,117)	—
Futures contracts	—	—	—	—	(1,619,670)	—
Written options contracts	—	—	—	—	683,367	—
Swap contracts	—	—	—	—	(126,489)	—
Foreign currency contracts	—	—	—	—	(226,327)	—
Translation of other assets and liabilities in foreign currencies	—	—	—	(10,742)	(15,084)	—
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(32,664,947)	(121,278,577)	(89,423,782)	178,258,535	(97,391,221)	(3,079,240)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	212,780,075	59,307,647	9,098,817	328,696,415	(71,050,604)	(2,996,023)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 227,238,235	$ 57,111,224	$ 5,601,823	$ 349,001,899	$ (22,797,692)	$ (2,146,197)
The accompanying notes are an integral part of these financial statements.
120

Hartford HLS Funds
 Statements of Changes in Net Assets
For the Year Ended December 31, 2021

	Hartford Balanced HLS Fund		Hartford Capital Appreciation HLS Fund
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Operations:
Net investment income (loss)	$ 27,209,521	$ 30,999,767	$ 26,200,690	$ 35,954,391
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	252,980,751	105,739,585	640,027,220	361,872,953
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	103,572,731	71,167,903	(40,264,498)	432,607,900
Net Increase (Decrease) in Net Assets Resulting from Operations	383,763,003	207,907,255	625,963,412	830,435,244
Distributions to Shareholders:
Class IA	(119,966,739)	(117,833,855)	(365,171,166)	(302,064,553)
Class IB	(15,083,504)	(15,165,622)	(44,137,344)	(36,702,247)
Class IC	—	—	(3,670,162)	(2,791,605)
Total distributions	(135,050,243)	(132,999,477)	(412,978,672)	(341,558,405)
Capital Share Transactions:
Sold	19,404,321	19,191,198	18,949,877	38,136,392
Issued on reinvestment of distributions	135,050,243	132,999,477	412,978,672	341,558,405
Redeemed	(246,585,564)	(271,723,464)	(685,786,998)	(675,171,430)
Net increase (decrease) from capital share transactions	(92,131,000)	(119,532,789)	(253,858,449)	(295,476,633)
Net Increase (Decrease) in Net Assets	156,581,760	(44,625,011)	(40,873,709)	193,400,206
Net Assets:
Beginning of period	2,052,221,290	2,096,846,301	4,551,275,835	4,357,875,629
End of period	$ 2,208,803,050	$ 2,052,221,290	$ 4,510,402,126	$ 4,551,275,835
The accompanying notes are an integral part of these financial statements.
121

Hartford HLS Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended December 31, 2021

	Hartford Disciplined Equity HLS Fund		Hartford Dividend and Growth HLS Fund
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Operations:
Net investment income (loss)	$ 19,994,796	$ 9,088,303	$ 51,687,688	$ 58,007,815
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	244,077,079	51,370,005	405,949,912	149,565,472
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	486,679,686	349,898,974	605,391,538	43,580,460
Net Increase (Decrease) in Net Assets Resulting from Operations	750,751,561	410,357,282	1,063,029,138	251,153,747
Distributions to Shareholders:
Class IA	(135,827,680)	(49,655,221)	(212,103,066)	(188,906,611)
Class IB	(16,888,930)	(6,547,645)	(26,602,277)	(23,940,435)
Class IC	(3,591,357)	(117,970) (1)	—	—
Total distributions	(156,307,967)	(56,320,836)	(238,705,343)	(212,847,046)
Capital Share Transactions:
Sold	42,335,797	20,261,442	74,291,931	101,254,488
Issued in merger	—	2,330,083,048	—	318,148,909
Issued on reinvestment of distributions	156,307,967	56,320,836	238,705,342	212,846,267
Redeemed	(467,143,407)	(269,263,242)	(534,531,726)	(457,811,881)
Net increase (decrease) from capital share transactions	(268,499,643)	2,137,402,084	(221,534,453)	174,437,783
Net Increase (Decrease) in Net Assets	325,943,951	2,491,438,530	602,789,342	212,744,484
Net Assets:
Beginning of period	3,145,351,339	653,912,809	3,522,300,708	3,309,556,224
End of period	$ 3,471,295,290	$ 3,145,351,339	$ 4,125,090,050	$ 3,522,300,708

(1)	Commenced operations on September 18, 2020.
The accompanying notes are an integral part of these financial statements.
122

Hartford HLS Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended December 31, 2021

	Hartford Healthcare HLS Fund		Hartford International Opportunities HLS Fund
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Operations:
Net investment income (loss)	$ (221,304)	$ 59,592	$ 13,200,911	$ 6,344,840
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	37,722,778	24,202,866	193,549,063	(5,696,457)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(16,624,114)	18,492,173	(112,746,774)	191,329,983
Net Increase (Decrease) in Net Assets Resulting from Operations	20,877,360	42,754,631	94,003,200	191,978,366
Distributions to Shareholders:
Class IA	(17,932,280)	(32,813,968)	(11,313,509)	(18,153,869)
Class IB	(4,820,147)	(7,990,682)	(844,741)	(2,009,265)
Total distributions	(22,752,427)	(40,804,650)	(12,158,250)	(20,163,134)
Capital Share Transactions:
Sold	9,147,479	24,636,180	84,841,774	67,889,363
Issued on reinvestment of distributions	22,752,427	40,804,650	12,158,250	20,163,134
Redeemed	(58,667,250)	(66,609,342)	(240,510,393)	(249,890,183)
Net increase (decrease) from capital share transactions	(26,767,344)	(1,168,512)	(143,510,369)	(161,837,686)
Net Increase (Decrease) in Net Assets	(28,642,411)	781,469	(61,665,419)	9,977,546
Net Assets:
Beginning of period	234,033,194	233,251,725	1,238,662,510	1,228,684,964
End of period	$ 205,390,783	$ 234,033,194	$ 1,176,997,091	$ 1,238,662,510
The accompanying notes are an integral part of these financial statements.
123

Hartford HLS Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended December 31, 2021

	Hartford MidCap HLS Fund		Hartford Small Cap Growth HLS Fund
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Operations:
Net investment income (loss)	$ 14,458,160	$ 1,284,602	$ (2,196,423)	$ (1,774,390)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	245,445,022	311,611,737	180,586,224	113,430,677
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(32,664,947)	190,989,463	(121,278,577)	249,828,980
Net Increase (Decrease) in Net Assets Resulting from Operations	227,238,235	503,885,802	57,111,224	361,485,267
Distributions to Shareholders:
Class IA	(326,587,296)	(177,950,463)	(96,064,439)	(32,246,764)
Class IB	(22,511,283)	(5,921,123)	(18,818,914)	(13,179,751)
Total distributions	(349,098,579)	(183,871,586)	(114,883,353)	(45,426,515)
Capital Share Transactions:
Sold	93,898,635	284,296,985	166,860,534	444,343,670
Issued in merger	—	337,780,470	—	—
Issued on reinvestment of distributions	349,098,579	183,871,586	111,731,037	40,017,923
Redeemed	(735,775,940)	(708,217,628)	(267,121,215)	(710,495,275)
Net increase (decrease) from capital share transactions	(292,778,726)	97,731,413	11,470,356	(226,133,682)
Net Increase (Decrease) in Net Assets	(414,639,070)	417,745,629	(46,301,773)	89,925,070
Net Assets:
Beginning of period	2,517,951,279	2,100,205,650	1,425,044,982	1,335,119,912
End of period	$ 2,103,312,209	$ 2,517,951,279	$ 1,378,743,209	$ 1,425,044,982
The accompanying notes are an integral part of these financial statements.
124

Hartford HLS Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended December 31, 2021

	Hartford Small Company HLS Fund		Hartford Stock HLS Fund
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Operations:
Net investment income (loss)	$ (3,496,994)	$ (1,687,287)	$ 20,305,484	$ 21,548,207
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	98,522,599	82,511,370	150,437,880	48,823,869
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(89,423,782)	87,911,371	178,258,535	87,381,686
Net Increase (Decrease) in Net Assets Resulting from Operations	5,601,823	168,735,454	349,001,899	157,753,762
Distributions to Shareholders:
Class IA	(74,970,751)	(57,898,706)	(68,675,432)	(105,830,872)
Class IB	(8,598,956)	(7,955,937)	(6,107,664)	(9,984,197)
Total distributions	(83,569,707)	(65,854,643)	(74,783,096)	(115,815,069)
Capital Share Transactions:
Sold	153,657,577	46,390,011	8,673,799	13,251,527
Issued on reinvestment of distributions	83,569,708	65,854,643	74,783,096	115,815,069
Redemption-in-kind	—	8,160,448	—	—
Redeemed	(117,299,075)	(238,957,153)	(198,538,490)	(190,830,898)
Net increase (decrease) from capital share transactions	119,928,210	(118,552,051)	(115,081,595)	(61,764,302)
Net Increase (Decrease) in Net Assets	41,960,326	(15,671,240)	159,137,208	(19,825,609)
Net Assets:
Beginning of period	608,661,914	624,333,154	1,489,768,526	1,509,594,135
End of period	$ 650,622,240	$ 608,661,914	$ 1,648,905,734	$ 1,489,768,526
The accompanying notes are an integral part of these financial statements.
125

Hartford HLS Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended December 31, 2021

	Hartford Total Return Bond HLS Fund		Hartford Ultrashort Bond HLS Fund
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Operations:
Net investment income (loss)	$ 48,252,912	$ 51,547,449	$ 849,826	$ 4,862,024
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	26,340,617	78,124,747	83,217	367,845
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(97,391,221)	47,163,033	(3,079,240)	1,107,664
Net Increase (Decrease) in Net Assets Resulting from Operations	(22,797,692)	176,835,229	(2,146,197)	6,337,533
Distributions to Shareholders:
Class IA	(102,070,091)	(73,659,677)	(4,440,122)	(9,308,313)
Class IB	(11,750,831)	(8,000,272)	(540,587)	(1,220,637)
Total distributions	(113,820,922)	(81,659,949)	(4,980,709)	(10,528,950)
Capital Share Transactions:
Sold	215,962,547	264,927,545	61,157,138	107,159,346
Issued in merger	—	227,469,835	—	339,951,431
Issued on reinvestment of distributions	113,820,922	81,659,949	4,980,709	10,528,950
Redeemed	(286,519,818)	(379,866,776)	(123,624,931)	(136,555,061)
Net increase (decrease) from capital share transactions	43,263,651	194,190,553	(57,487,084)	321,084,666
Net Increase (Decrease) in Net Assets	(93,354,963)	289,365,833	(64,613,990)	316,893,249
Net Assets:
Beginning of period	2,376,885,977	2,087,520,144	767,625,072	450,731,823
End of period	$ 2,283,531,014	$ 2,376,885,977	$ 703,011,082	$ 767,625,072
The accompanying notes are an integral part of these financial statements.
126

Hartford HLS Funds
Financial Highlights

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Balanced HLS Fund
For the Year Ended December 31, 2021
IA	$ 31.56	$ 0.44	$ 5.70	$ 6.14	$ (0.35)	$ (1.88)	$ (2.23)	$ 35.47	19.64%	$ 1,948,846	0.66%	0.63%	1.29%	48% (4)
IB	32.15	0.36	5.81	6.17	(0.26)	(1.88)	(2.14)	36.18	19.37	259,957	0.91	0.88	1.04	48 (4)
For the Year Ended December 31, 2020
IA	$ 30.27	$ 0.48	$ 2.92	$ 3.40	$ (0.51)	$ (1.60)	$ (2.11)	$ 31.56	11.62%	$ 1,809,745	0.66%	0.63%	1.63%	43% (4)
IB	30.80	0.41	2.97	3.38	(0.43)	(1.60)	(2.03)	32.15	11.35	242,476	0.91	0.88	1.38	43 (4)
For the Year Ended December 31, 2019
IA	$ 27.47	$ 0.54(5)	$ 5.47(5)	$ 6.01	$ (0.56)	$ (2.65)	$ (3.21)	$ 30.27	22.80%	$ 1,849,582	0.66%	0.63%	1.81% (5)	38%
IB	27.91	0.47 (5)	5.55 (5)	6.02	(0.48)	(2.65)	(3.13)	30.80	22.47	247,264	0.91	0.88	1.56 (5)	38
For the Year Ended December 31, 2018
IA	$ 31.02	$ 0.59	$ (2.12)	$ (1.53)	$ (0.61)	$ (1.41)	$ (2.02)	$ 27.47	(5.24)%	$ 1,717,759	0.66%	0.63%	1.92%	31%
IB	31.48	0.52	(2.15)	(1.63)	(0.53)	(1.41)	(1.94)	27.91	(5.50)	229,790	0.91	0.88	1.67	31
For the Year Ended December 31, 2017
IA	$ 27.46	$ 0.55	$ 3.72	$ 4.27	$ (0.71)	$ —	$ (0.71)	$ 31.02	15.59%	$ 2,095,246	0.66%	0.63%	1.86%	26%
IB	27.86	0.48	3.77	4.25	(0.63)	—	(0.63)	31.48	15.30	277,735	0.91	0.88	1.61	26
Hartford Capital Appreciation HLS Fund
For the Year Ended December 31, 2021
IA	$ 51.85	$ 0.33	$ 7.27	$ 7.60	$ (0.26)	$ (4.93)	$ (5.19)	$ 54.26	14.76%	$ 3,986,182	0.67%	0.67%	0.61%	58%
IB	50.85	0.19	7.11	7.30	(0.12)	(4.93)	(5.05)	53.10	14.45	483,113	0.92	0.92	0.36	58
IC	51.08	0.06	7.14	7.20	(0.02)	(4.93)	(4.95)	53.33	14.18	41,107	1.17	1.17	0.11	58
For the Year Ended December 31, 2020
IA	$ 46.05	$ 0.42	$ 9.37	$ 9.79	$ (0.45)	$ (3.54)	$ (3.99)	$ 51.85	21.91%	$ 4,024,340	0.68%	0.68%	0.91%	80%
IB	45.24	0.30	9.18	9.48	(0.33)	(3.54)	(3.87)	50.85	21.62	487,576	0.93	0.93	0.66	80
IC	45.45	0.19	9.20	9.39	(0.22)	(3.54)	(3.76)	51.08	21.32	39,361	1.18	1.18	0.41	80
For the Year Ended December 31, 2019
IA	$ 39.89	$ 0.48	$ 11.47	$ 11.95	$ (0.53)	$ (5.26)	$ (5.79)	$ 46.05	31.28%	$ 3,847,850	0.68%	0.68%	1.06%	56%
IB	39.28	0.36	11.28	11.64	(0.42)	(5.26)	(5.68)	45.24	30.96	474,982	0.93	0.93	0.81	56
IC	39.54	0.25	11.34	11.59	(0.42)	(5.26)	(5.68)	45.45	30.63	35,043	1.18	1.18	0.56	56
For the Year Ended December 31, 2018
IA	$ 48.16	$ 0.49	$ (3.33)	$ (2.84)	$ (0.43)	$ (5.00)	$ (5.43)	$ 39.89	(6.96)%	$ 3,543,187	0.67%	0.67%	1.03%	73%
IB	47.48	0.37	(3.26)	(2.89)	(0.31)	(5.00)	(5.31)	39.28	(7.18)	432,334	0.92	0.92	0.77	73
IC	47.76	0.25	(3.26)	(3.01)	(0.21)	(5.00)	(5.21)	39.54	(7.41)	27,679	1.17	1.17	0.53	73
For the Year Ended December 31, 2017
IA	$ 42.05	$ 0.43	$ 8.83	$ 9.26	$ (0.54)	$ (2.61)	$ (3.15)	$ 48.16	22.14%	$ 4,457,603	0.68%	0.68%	0.91%	75%
IB	41.50	0.30	8.70	9.00	(0.41)	(2.61)	(3.02)	47.48	21.82	569,615	0.93	0.93	0.66	75
IC	41.76	0.19	8.74	8.93	(0.32)	(2.61)	(2.93)	47.76	21.50	29,979	1.18	1.18	0.41	75
Hartford Disciplined Equity HLS Fund
For the Year Ended December 31, 2021
IA	$ 17.40	$ 0.13	$ 4.29	$ 4.42	$ (0.12)	$ (0.85)	$ (0.97)	$ 20.85	25.52%	$ 2,997,803	0.60%	0.60%	0.64%	14%
IB	17.13	0.08	4.21	4.29	(0.06)	(0.85)	(0.91)	20.51	25.21	385,018	0.85	0.85	0.39	14
IC	17.40	0.03	4.28	4.31	(0.01)	(0.85)	(0.86)	20.85	24.92	88,474	1.10	1.10	0.14	14
For the Year Ended December 31, 2020
IA	$ 15.97	$ 0.12	$ 2.64	$ 2.76	$ (0.06)	$ (1.27)	$ (1.33)	$ 17.40	18.04%	$ 2,701,619	0.66%	0.66%	0.75%	23%
IB	15.76	0.08	2.60	2.68	(0.04)	(1.27)	(1.31)	17.13	17.78	365,246	0.91	0.91	0.50	23
IC (6)	15.34	0.01	2.08	2.09	(0.03)	—	(0.03)	17.40	13.60 (7)	78,487	1.11 (8)	1.11 (8)	0.23 (8)	23
The accompanying notes are an integral part of these financial statements.
127

Hartford HLS Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Disciplined Equity HLS Fund – (continued)
For the Year Ended December 31, 2019
IA	$ 13.59	$ 0.13	$ 4.26	$ 4.39	$ (0.14)	$ (1.87)	$ (2.01)	$ 15.97	34.12%	$ 573,688	0.78%	0.78%	0.82%	15%
IB	13.44	0.09	4.20	4.29	(0.10)	(1.87)	(1.97)	15.76	33.76	80,224	1.03	1.03	0.57	15
For the Year Ended December 31, 2018
IA	$ 15.43	$ 0.11	$ (0.27)	$ (0.16)	$ (0.11)	$ (1.57)	$ (1.68)	$ 13.59	(1.99)%	$ 501,718	0.78%	0.78%	0.72%	22%
IB	15.27	0.07	(0.26)	(0.19)	(0.07)	(1.57)	(1.64)	13.44	(2.23)	68,462	1.03	1.03	0.47	22
For the Year Ended December 31, 2017
IA	$ 14.30	$ 0.15	$ 2.83	$ 2.98	$ (0.14)	$ (1.71)	$ (1.85)	$ 15.43	21.92%	$ 613,037	0.78%	0.78%	1.00%	30%
IB	14.17	0.11	2.80	2.91	(0.10)	(1.71)	(1.81)	15.27	21.63	84,377	1.03	1.03	0.76	30
Hartford Dividend and Growth HLS Fund
For the Year Ended December 31, 2021
IA	$ 22.19	$ 0.35	$ 6.67	$ 7.02	$ (0.34)	$ (1.29)	$ (1.63)	$ 27.58	32.00%	$ 3,654,208	0.66%	0.66%	1.36%	21%
IB	22.04	0.28	6.62	6.90	(0.27)	(1.29)	(1.56)	27.38	31.68	470,882	0.91	0.91	1.12	21
For the Year Ended December 31, 2020
IA	$ 22.08	$ 0.40	$ 1.18	$ 1.58	$ (0.39)	$ (1.08)	$ (1.47)	$ 22.19	7.77%	$ 3,109,772	0.68%	0.68%	1.95%	24%
IB	21.96	0.34	1.16	1.50	(0.34)	(1.08)	(1.42)	22.04	7.45	412,528	0.93	0.93	1.70	24
For the Year Ended December 31, 2019
IA	$ 19.91	$ 0.41	$ 4.91	$ 5.32	$ (0.40)	$ (2.75)	$ (3.15)	$ 22.08	28.60%	$ 2,916,542	0.68%	0.68%	1.85%	19%
IB	19.82	0.35	4.89	5.24	(0.35)	(2.75)	(3.10)	21.96	28.30	393,014	0.93	0.93	1.60	19
For the Year Ended December 31, 2018
IA	$ 23.95	$ 0.43	$ (1.45)	$ (1.02)	$ (0.44)	$ (2.58)	$ (3.02)	$ 19.91	(5.32)%	$ 2,604,425	0.68%	0.68%	1.84%	28%
IB	23.85	0.37	(1.44)	(1.07)	(0.38)	(2.58)	(2.96)	19.82	(5.56)	356,601	0.93	0.93	1.59	28
For the Year Ended December 31, 2017
IA	$ 22.10	$ 0.41	$ 3.48	$ 3.89	$ (0.38)	$ (1.66)	$ (2.04)	$ 23.95	18.36%	$ 3,179,540	0.68%	0.68%	1.75%	25%
IB	22.01	0.35	3.47	3.82	(0.32)	(1.66)	(1.98)	23.85	18.11	440,111	0.93	0.93	1.50	25
Hartford Healthcare HLS Fund
For the Year Ended December 31, 2021
IA	$ 23.88	$ (0.01)	$ 2.44	$ 2.43	$ (0.06)	$ (2.68)	$ (2.74)	$ 23.57	10.01%	$ 164,964	0.92%	0.92%	(0.05)%	51%
IB	21.97	(0.07)	2.25	2.18	—	(2.68)	(2.68)	21.47	9.76	40,427	1.17	1.17	(0.30)	51
For the Year Ended December 31, 2020
IA	$ 23.67	$ 0.02	$ 4.94	$ 4.96	$ (0.13)	$ (4.62)	$ (4.75)	$ 23.88	23.10%	$ 190,371	0.91%	0.91%	0.07%	42%
IB	22.12	(0.04)	4.58	4.54	(0.07)	(4.62)	(4.69)	21.97	22.79	43,662	1.16	1.16	(0.18)	42
For the Year Ended December 31, 2019
IA	$ 20.56	$ 0.03	$ 6.31	$ 6.34	$ —	$ (3.23)	$ (3.23)	$ 23.67	33.95%	$ 191,260	0.91%	0.91%	0.11%	42%
IB	19.44	(0.03)	5.94	5.91	—	(3.23)	(3.23)	22.12	33.68	41,992	1.16	1.16	(0.16)	42
For the Year Ended December 31, 2018
IA	$ 22.46	$ —	$ (0.41)	$ (0.41)	$ (0.02)	$ (1.47)	$ (1.49)	$ 20.56	(2.67)%	$ 249,144	0.89%	0.89%	(0.01)%	29%
IB	21.35	(0.06)	(0.38)	(0.44)	—	(1.47)	(1.47)	19.44	(2.96)	36,576	1.14	1.14	(0.26)	29
For the Year Ended December 31, 2017
IA	$ 21.46	$ 0.01	$ 4.69	$ 4.70	$ —	$ (3.70)	$ (3.70)	$ 22.46	22.26%	$ 290,603	0.89%	0.89%	0.04%	18%
IB	20.60	(0.05)	4.50	4.45	—	(3.70)	(3.70)	21.35	21.96	44,796	1.14	1.14	(0.21)	18
The accompanying notes are an integral part of these financial statements.
128

Hartford HLS Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford International Opportunities HLS Fund
For the Year Ended December 31, 2021
IA	$ 19.58	$ 0.22	$ 1.31	$ 1.53	$ (0.21)	$ —	$ (0.21)	$ 20.90	7.82%	$ 1,064,640	0.73%	0.73%	1.09%	95%
IB	19.86	0.18	1.32	1.50	(0.15)	—	(0.15)	21.21	7.57	112,357	0.98	0.98	0.84	95
For the Year Ended December 31, 2020
IA	$ 16.56	$ 0.10	$ 3.24	$ 3.34	$ (0.32)	$ —	$ (0.32)	$ 19.58	20.45%	$ 1,095,213	0.76%	0.76%	0.61%	107%
IB	16.80	0.06	3.27	3.33	(0.27)	—	(0.27)	19.86	20.09	143,449	1.01	1.01	0.36	107
For the Year Ended December 31, 2019
IA	$ 13.91	$ 0.27	$ 3.30	$ 3.57	$ (0.30)	$ (0.62)	$ (0.92)	$ 16.56	26.43%	$ 1,093,030	0.74%	0.74%	1.74%	88%
IB	14.09	0.24	3.35	3.59	(0.26)	(0.62)	(0.88)	16.80	26.14	135,655	0.99	0.99	1.48	88
For the Year Ended December 31, 2018
IA	$ 17.46	$ 0.26	$ (3.49)	$ (3.23)	$ (0.32)	$ —	$ (0.32)	$ 13.91	(18.74)%	$ 1,000,295	0.73%	0.73%	1.55%	80%
IB	17.68	0.22	(3.53)	(3.31)	(0.28)	—	(0.28)	14.09	(18.96)	120,635	0.98	0.98	1.28	80
For the Year Ended December 31, 2017
IA	$ 14.14	$ 0.24	$ 3.31	$ 3.55	$ (0.23)	$ —	$ (0.23)	$ 17.46	25.25%	$ 1,418,078	0.73%	0.73%	1.46%	91%
IB	14.31	0.21	3.35	3.56	(0.19)	—	(0.19)	17.68	24.99	162,442	0.98	0.98	1.28	91
Hartford MidCap HLS Fund
For the Year Ended December 31, 2021
IA	$ 43.44	$ 0.29	$ 3.97	$ 4.26	$ —	$ (7.39)	$ (7.39)	$ 40.31	9.91%	$ 1,973,242	0.69%	0.69%	0.65%	28%
IB	41.76	0.15	3.83	3.98	—	(7.39)	(7.39)	38.35	9.62	130,071	0.94	0.94	0.37	28
For the Year Ended December 31, 2020
IA	$ 38.17	$ 0.03	$ 8.90	$ 8.93	$ (0.02)	$ (3.64)	$ (3.66)	$ 43.44	25.10%	$ 2,377,320	0.70%	0.70%	0.07%	50%
IB	36.90	(0.04)	8.54	8.50	—	(3.64)	(3.64)	41.76	24.80	140,632	0.95	0.95	(0.11)	50
For the Year Ended December 31, 2019
IA	$ 33.77	$ 0.05	$ 10.56	$ 10.61	$ (0.07)	$ (6.14)	$ (6.21)	$ 38.17	32.87%	$ 2,045,156	0.69%	0.69%	0.12%	29%
IB	32.85	(0.05)	10.24	10.19	—	(6.14)	(6.14)	36.90	32.49	55,049	0.94	0.94	(0.12)	29
For the Year Ended December 31, 2018
IA	$ 40.10	$ 0.01	$ (2.35)	$ (2.34)	$ (0.01)	$ (3.98)	$ (3.99)	$ 33.77	(7.44)%	$ 1,768,712	0.69%	0.69%	0.03%	35%
IB	39.18	(0.09)	(2.26)	(2.35)	—	(3.98)	(3.98)	32.85	(7.65)	46,186	0.94	0.94	(0.22)	35
For the Year Ended December 31, 2017
IA	$ 33.83	$ 0.01	$ 8.11	$ 8.12	$ —	$ (1.85)	$ (1.85)	$ 40.10	24.47%	$ 2,156,044	0.70%	0.70%	0.02%	36%
IB	33.17	(0.08)	7.94	7.86	—	(1.85)	(1.85)	39.18	24.17	58,850	0.95	0.95	(0.23)	36
Hartford Small Cap Growth HLS Fund
For the Year Ended December 31, 2021
IA	$ 38.15	$ (0.04)	$ 1.68	$ 1.64	$ —	$ (3.19)	$ (3.19)	$ 36.60	4.02%	$ 1,153,860	0.63%	0.63%	(0.11)%	44%
IB	36.48	(0.13)	1.61	1.48	—	(3.19)	(3.19)	34.77	3.76	224,883	0.88	0.88	(0.36)	44
For the Year Ended December 31, 2020
IA	$ 29.72	$ (0.02)	$ 9.57	$ 9.55	$ —	$ (1.12)	$ (1.12)	$ 38.15	33.20%	$ 1,224,012	0.67%	0.67%	(0.07)%	61%
IB	28.53	(0.09)	9.16	9.07	—	(1.12)	(1.12)	36.48	32.89	201,033	0.92	0.92	(0.34)	61
For the Year Ended December 31, 2019
IA	$ 26.76	$ 0.03	$ 8.61	$ 8.64	$ —	$ (5.68)	$ (5.68)	$ 29.72	35.81%	$ 954,063	0.64%	0.64%	0.11%	42%
IB	25.95	(0.04)	8.30	8.26	—	(5.68)	(5.68)	28.53	35.45	381,057	0.89	0.89	(0.14)	42
For the Year Ended December 31, 2018
IA	$ 32.13	$ (0.01)	$ (3.27)	$ (3.28)	$ —	$ (2.09)	$ (2.09)	$ 26.76	(11.70)%	$ 803,907	0.64%	0.64%	(0.03)%	86%
IB	31.28	(0.09)	(3.15)	(3.24)	—	(2.09)	(2.09)	25.95	(11.89)	312,475	0.89	0.89	(0.28)	86
The accompanying notes are an integral part of these financial statements.
129

Hartford HLS Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Small Cap Growth HLS Fund – (continued)
For the Year Ended December 31, 2017
IA	$ 26.77	$ (0.02)	$ 5.39	$ 5.37	$ (0.01)	$ —	$ (0.01)	$ 32.13	20.07%	$ 960,690	0.65%	0.65%	(0.06)%	51%
IB	26.12	(0.09)	5.25	5.16	—	—	—	31.28	19.75	374,342	0.90	0.90	(0.31)	51
Hartford Small Company HLS Fund
For the Year Ended December 31, 2021
IA	$ 27.44	$ (0.14)	$ 0.66	$ 0.52	$ —	$ (3.39)	$ (3.39)	$ 24.57	1.56%	$ 590,597	0.77%	0.77%	(0.51)%	111%
IB	24.23	(0.19)	0.60	0.41	—	(3.39)	(3.39)	21.25	1.30	60,025	1.02	1.02	(0.79)	111
For the Year Ended December 31, 2020
IA	$ 20.45	$ (0.07)	$ 10.38	$ 10.31	$ —	$ (3.32)	$ (3.32)	$ 27.44	55.52%	$ 540,764	0.81%	0.81%	(0.32)%	105%
IB	18.44	(0.11)	9.22	9.11	—	(3.32)	(3.32)	24.23	55.03	67,898	1.06	1.06	(0.56)	105
For the Year Ended December 31, 2019
IA	$ 18.38	$ (0.05)	$ 6.36	$ 6.31	$ —	$ (4.24)	$ (4.24)	$ 20.45	37.00%	$ 572,642	0.79%	0.79%	(0.23)%	79%
IB	16.94	(0.09)	5.83	5.74	—	(4.24)	(4.24)	18.44	36.77	51,691	1.04	1.04	(0.49)	79
For the Year Ended December 31, 2018
IA	$ 20.42	$ (0.10)	$ (0.46)	$ (0.56)	$ —	$ (1.48)	$ (1.48)	$ 18.38	(4.23)%	$ 473,098	0.78%	0.78%	(0.47)%	100%
IB	18.97	(0.15)	(0.40)	(0.55)	—	(1.48)	(1.48)	16.94	(4.51)	46,402	1.03	1.03	(0.73)	100
For the Year Ended December 31, 2017
IA	$ 16.16	$ (0.06)	$ 4.32	$ 4.26	$ —	$ —	$ —	$ 20.42	26.36%	$ 551,010	0.78%	0.78%	(0.33)%	107%
IB	15.05	(0.10)	4.02	3.92	—	—	—	18.97	26.05	57,193	1.03	1.03	(0.58)	107
Hartford Stock HLS Fund
For the Year Ended December 31, 2021
IA	$ 95.52	$ 1.38	$ 22.20	$ 23.58	$ (1.30)	$ (3.89)	$ (5.19)	$ 113.91	24.98%	$ 1,506,206	0.51%	0.51%	1.32%	15%
IB	95.48	1.12	22.15	23.27	(1.02)	(3.89)	(4.91)	113.84	24.67	142,700	0.76	0.76	1.07	15
For the Year Ended December 31, 2020
IA	$ 92.58	$ 1.39	$ 9.21	$ 10.60	$ (1.48)	$ (6.18)	$ (7.66)	$ 95.52	12.08%	$ 1,360,099	0.52%	0.52%	1.57%	15%
IB	92.57	1.17	9.17	10.34	(1.25)	(6.18)	(7.43)	95.48	11.79	129,670	0.77	0.77	1.32	15
For the Year Ended December 31, 2019
IA	$ 78.10	$ 1.43	$ 22.40	$ 23.83	$ (1.46)	$ (7.89)	$ (9.35)	$ 92.58	31.22%	$ 1,375,643	0.51%	0.51%	1.59%	15%
IB	78.11	1.20	22.39	23.59	(1.24)	(7.89)	(9.13)	92.57	30.89	133,951	0.76	0.76	1.34	15
For the Year Ended December 31, 2018
IA	$ 79.57	$ 1.31	$ (1.45)	$ (0.14)	$ (1.33)	$ —	$ (1.33)	$ 78.10	(0.14)%	$ 1,201,873	0.51%	0.51%	1.60%	22%
IB	79.54	1.10	(1.43)	(0.33)	(1.10)	—	(1.10)	78.11	(0.38)	120,176	0.76	0.76	1.34	22
For the Year Ended December 31, 2017
IA	$ 67.55	$ 1.30	$ 12.10	$ 13.40	$ (1.38)	$ —	$ (1.38)	$ 79.57	19.85%	$ 1,378,245	0.52%	0.52%	1.76%	14%
IB	67.53	1.11	12.08	13.19	(1.18)	—	(1.18)	79.54	19.54	143,370	0.77	0.77	1.51	14
Hartford Total Return Bond HLS Fund
For the Year Ended December 31, 2021
IA	$ 11.98	$ 0.24	$ (0.35)	$ (0.11)	$ (0.29)	$ (0.29)	$ (0.58)	$ 11.29	(0.95)%	$ 2,045,579	0.50%	0.50%	2.09%	61% (9)
IB	11.91	0.21	(0.35)	(0.14)	(0.26)	(0.29)	(0.55)	11.22	(1.18)	237,952	0.75	0.75	1.84	61 (9)
For the Year Ended December 31, 2020
IA	$ 11.44	$ 0.29	$ 0.73	$ 1.02	$ (0.45)	$ (0.03)	$ (0.48)	$ 11.98	9.03%	$ 2,110,986	0.51%	0.51%	2.45%	62% (9)
IB	11.38	0.26	0.72	0.98	(0.42)	(0.03)	(0.45)	11.91	8.71	265,900	0.76	0.76	2.19	62 (9)
The accompanying notes are an integral part of these financial statements.
130

Hartford HLS Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Total Return Bond HLS Fund – (continued)
For the Year Ended December 31, 2019
IA	$ 10.76	$ 0.36(10)	$ 0.77(10)	$ 1.13	$ (0.45)	$ —	$ (0.45)	$ 11.44	10.65%	$ 1,873,182	0.51%	0.51%	3.16% (10)	61%
IB	10.70	0.33 (10)	0.77 (10)	1.10	(0.42)	—	(0.42)	11.38	10.32	214,338	0.76	0.76	2.91 (10)	61
For the Year Ended December 31, 2018
IA	$ 11.32	$ 0.35	$ (0.43)	$ (0.08)	$ (0.44)	$ (0.04)	$ (0.48)	$ 10.76	(0.81)%	$ 1,871,299	0.51%	0.51%	3.23%	53%
IB	11.25	0.33	(0.43)	(0.10)	(0.41)	(0.04)	(0.45)	10.70	(0.91)	215,123	0.76	0.76	2.98	53
For the Year Ended December 31, 2017
IA	$ 11.09	$ 0.34	$ 0.23	$ 0.57	$ (0.34)	$ —	$ (0.34)	$ 11.32	5.16%	$ 2,157,506	0.51%	0.51%	2.99%	89%
IB	11.03	0.31	0.22	0.53	(0.31)	—	(0.31)	11.25	4.80	248,785	0.76	0.76	2.74	89
Hartford Ultrashort Bond HLS Fund
For the Year Ended December 31, 2021
IA	$ 10.09	$ 0.02	$ (0.04)	$ (0.02)	$ (0.07)	$ —	$ (0.07)	$ 10.00	(0.19)%	$ 605,732	0.44%	0.44%	0.15%	73%
IB	10.09	(0.01)	(0.04)	(0.05)	(0.05)	—	(0.05)	9.99	(0.46)	97,279	0.69	0.69	(0.10)	73
For the Year Ended December 31, 2020
IA	$ 10.19	$ 0.10	$ 0.05	$ 0.15	$ (0.25)	$ —	$ (0.25)	$ 10.09	1.44%	$ 657,375	0.46%	0.46%	0.95%	76%
IB	10.18	0.07	0.06	0.13	(0.22)	—	(0.22)	10.09	1.27	110,250	0.71	0.71	0.67	76
For the Year Ended December 31, 2019
IA	$ 10.10	$ 0.23	$ 0.05	$ 0.28	$ (0.19)	$ —	$ (0.19)	$ 10.19	2.81%	$ 393,590	0.45%	0.45%	2.21%	70%
IB	10.09	0.20	0.06	0.26	(0.17)	—	(0.17)	10.18	2.54	57,142	0.70	0.70	1.96	70
For the Year Ended December 31, 2018
IA	$ 10.06	$ 0.18	$ (0.02)	$ 0.16	$ (0.12)	$ —	$ (0.12)	$ 10.10	1.57%	$ 437,160	0.45%	0.45%	1.77%	51%
IB	10.05	0.15	(0.02)	0.13	(0.09)	—	(0.09)	10.09	1.27	64,859	0.70	0.70	1.52	51
For the Year Ended December 31, 2017
IA	$ 10.04	$ 0.10	$ —(11)	$ 0.10	$ (0.08)	$ —	$ (0.08)	$ 10.06	1.01%	$ 460,643	0.45%	0.45%	1.00%	60%
IB	10.02	0.07	0.01 (11)	0.08	(0.05)	—	(0.05)	10.05	0.80	65,424	0.70	0.70	0.75	60

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	The figures do not include sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees would lower the Fund’s performance.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 49% and 48% for the fiscal years ended December 31, 2021 and December 31, 2020, respectively.
(5)	FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective January 1, 2019, the Fund amended its amortization policy and the effect of this change for the year ended December 31, 2019 was an increase to net investment income per share for less than $0.005, decrease to net realized and unrealized gain (loss) on investments for less than $(0.005) and a decrease to ratio of net investment income to average net assets for less than 0.005% for each class of shares. Per share data and ratios for periods prior to December 31, 2019 have not been restated to reflect this change in presentation.
(6)	Commenced operations on September 18, 2020.
(7)	Not annualized.
(8)	Annualized.
(9)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 494% and 564% for the fiscal years ended December 31, 2021 and December 31, 2020, respectively.
(10)	FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective January 1, 2019, the Fund amended its amortization policy and the effect of this change for the year ended December 31, 2019 was a decrease to net investment income per share for less than $(0.005), increase to net realized and unrealized gain (loss) on investments for less than $0.005 and a decrease to ratio of net investment income to average net assets of (0.01)% for each class of shares. Per share data and ratios for periods prior to December 31, 2019 have not been restated to reflect this change in presentation.
(11)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
The accompanying notes are an integral part of these financial statements.
131

Hartford HLS Funds
 Notes to Financial Statements
 December 31, 2021

1.	Organization:
Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each, a "Company" and collectively, the “Companies”) are each an open-end registered management investment company comprised of eleven and one series, respectively, as of December 31, 2021. Financial statements for the series of each Company listed below (each, a "Fund" and collectively, the "Funds") are included in this report.

Hartford Series Fund, Inc.:
Hartford Balanced HLS Fund (the "Balanced HLS Fund")
Hartford Capital Appreciation HLS Fund (the "Capital Appreciation HLS Fund")
Hartford Disciplined Equity HLS Fund (the "Disciplined Equity HLS Fund")
Hartford Dividend and Growth HLS Fund (the "Dividend and Growth HLS Fund")
Hartford Healthcare HLS Fund (the "Healthcare HLS Fund")
Hartford International Opportunities HLS Fund (the "International Opportunities HLS Fund")
Hartford MidCap HLS Fund (the "MidCap HLS Fund")
Hartford Small Company HLS Fund (the "Small Company HLS Fund")
Hartford Stock HLS Fund (the "Stock HLS Fund")
Hartford Total Return Bond HLS Fund (the "Total Return Bond HLS Fund")
Hartford Ultrashort Bond HLS Fund (the "Ultrashort Bond HLS Fund")

Hartford HLS Series Fund II, Inc.:
Hartford Small Cap Growth HLS Fund (the "Small Cap Growth HLS Fund")
The assets of each Fund are separate, and a shareholder's interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of insurance companies and certain qualified pension or retirement plans. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the Funds if permitted in the variable insurance contract prospectus. In addition, participants in certain qualified pension or retirement plans may choose the Funds if permitted by their plans.
Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, "Financial Services – Investment Companies."
Each Fund has registered for sale Class IA and IB shares. Each of Capital Appreciation HLS Fund and Disciplined Equity HLS Fund also has registered for sale Class IC shares. Class IA and Class IB shares of each Fund are closed to certain investors. For more information, please see the Funds’ prospectus. Each class is offered at the per share net asset value (“NAV”) without a sales charge. Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act. Class IC shares are subject to distribution fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act and Class IC shares are also subject to an administrative services fee.
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open ("Valuation Date"). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV of each class of each Fund's shares is determined by dividing the value of the Fund’s net assets attributable to the class of shares by the number of shares outstanding for that class. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on
132

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2021

prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the respective Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments
133

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2021

that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund's Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.
Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
134

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2021

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.
g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.
Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.
Dividends are declared pursuant to a policy adopted by the respective Company's Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income and realized gains, if any, at least once a year. Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).
3.	Securities and Other Investments:
a)	Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund's Schedule of Investments.
b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of December 31, 2021.
In connection with a Fund's ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund's portfolio turnover rate. See each Fund's Schedule of Investments, if applicable, for TBA commitments as of December 31, 2021.
c)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the Borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.
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 Notes to Financial Statements – (continued)
 December 31, 2021

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund's Schedule of Investments, if applicable, for outstanding senior floating rate interests as of December 31, 2021.
d)	Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund's Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of December 31, 2021.
e)	Inflation-Indexed Bonds – A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund's Schedule of Investments, if applicable, for inflation-indexed bonds as of December 31, 2021.
f)	Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company's Board of Directors has delegated to the sub-adviser the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund's Schedule of Investments, if applicable, for repurchase agreements as of December 31, 2021.
g)	Special Purpose Acquisition Companies - A Fund may invest in special purpose acquisition companies (“SPACs”) or similar special purpose entities. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their securities’ prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale. A Fund may enter into a contingent commitment with a SPAC to purchase shares of private investments in public equity investments (“PIPE”) if and when the SPAC completes its merger or acquisition; however if the commitment expires, then no shares are purchased. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger.
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 Notes to Financial Statements – (continued)
 December 31, 2021

4.	Financial Derivative Instruments:
The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
a)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the year ended December 31, 2021, each of Balanced HLS Fund, Capital Appreciation HLS Fund and Total Return Bond HLS Fund had used Futures Contracts.
b)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.
Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.
During the year ended December 31, 2021, each of Capital Appreciation HLS Fund and Total Return Bond HLS Fund had used Foreign Currency Contracts.
c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either over-the-counter ("OTC") options or executed in a registered exchange (“exchange-traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swaps, investments or currency transactions to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the
137

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 Notes to Financial Statements – (continued)
 December 31, 2021

counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.
During the year ended December 31, 2021, Total Return Bond HLS Fund had used Options Contracts.
d)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.
Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swaps. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).
A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.
Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.
Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default
138

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2021

for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
During the year ended December 31, 2021, Total Return Bond HLS Fund had used Credit Default Swap Contracts.
Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark, multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.
If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions, which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.
During the year ended December 31, 2021, Total Return Bond HLS Fund had used Interest Rate Swap Contracts.
e)	Additional Derivative Instrument Information:
Balanced HLS Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 46,474	$ —	$ —	$ —	$ —	$ 46,474
Total	$ 46,474	$ —	$ —	$ —	$ —	$ 46,474
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 171,163	$ —	$ —	$ —	$ —	$ 171,163
Total	$ 171,163	$ —	$ —	$ —	$ —	$ 171,163

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 634,948	$ —	$ —	$ —	$ —	$ 634,948
Total	$ 634,948	$ —	$ —	$ —	$ —	$ 634,948
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ (115,681)	$ —	$ —	$ —	$ —	$ (115,681)
Total	$ (115,681)	$ —	$ —	$ —	$ —	$ (115,681)
139

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2021

Balanced HLS Fund – (continued)

For the year ended December 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	83
Futures Contracts Number of Short Contracts	(83)
Capital Appreciation HLS Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 257,154	$ —	$ 257,154
Total	$ —	$ —	$ —	$ 257,154	$ —	$ 257,154

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ 18,503,271	$ —	$ 18,503,271
Total	$ —	$ —	$ —	$ 18,503,271	$ —	$ 18,503,271
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ (2,163,279)	$ —	$ (2,163,279)
Total	$ —	$ —	$ —	$ (2,163,279)	$ —	$ (2,163,279)
For the year ended December 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	248
140

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2021

Total Return Bond HLS Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2021:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$ 194,062	$ —	$ —	$ —	$ —	$ 194,062
Unrealized appreciation on futures contracts(1)	1,965,293	—	—	—	—	1,965,293
Unrealized appreciation on foreign currency contracts	—	65,904	—	—	—	65,904
Unrealized appreciation on swap contracts(2)	—	—	207,296	—	—	207,296
Total	$ 2,159,355	$ 65,904	$ 207,296	$ —	$ —	$ 2,432,555
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 2,730,891	$ —	$ —	$ —	$ —	$ 2,730,891
Unrealized depreciation on foreign currency contracts	—	733,656	—	—	—	733,656
Written options, market value	785,723	—	—	—	—	785,723
Unrealized depreciation on swap contracts(2)	—	—	2,032,176	—	—	2,032,176
Total	$ 3,516,614	$ 733,656	$ 2,032,176	$ —	$ —	$ 6,282,446

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2021:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$ 107,845	$ —	$ —	$ —	$ —	$ 107,845
Net realized gain (loss) on futures contracts	4,468,542	—	—	—	—	4,468,542
Net realized gain (loss) on written options contracts	2,423,476	—	—	—	—	2,423,476
Net realized gain (loss) on swap contracts	87,787	—	(700,150)	—	—	(612,363)
Net realized gain (loss) on foreign currency contracts	—	7,156,600	—	—	—	7,156,600
Total	$ 7,087,650	$ 7,156,600	$ (700,150)	$ —	$ —	$ 13,544,100
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$ (2,447,117)	$ —	$ —	$ —	$ —	$ (2,447,117)
Net change in unrealized appreciation (depreciation) of futures contracts	(1,619,670)	—	—	—	—	(1,619,670)
Net change in unrealized appreciation (depreciation) of written options contracts	683,367	—	—	—	—	683,367
Net change in unrealized appreciation (depreciation) of swap contracts	(72,454)	—	(54,035)	—	—	(126,489)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(226,327)	—	—	—	(226,327)
Total	$ (3,455,874)	$ (226,327)	$ (54,035)	$ —	$ —	$ (3,736,236)
141

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2021

Total Return Bond HLS Fund – (continued)

For the year ended December 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 129,229,250
Futures Contracts Number of Long Contracts	1,547
Futures Contracts Number of Short Contracts	(3,360)
Written Options at Notional Amount	$ (247,040,500)
Swap Contracts at Notional Amount	1,279,041,959
Foreign Currency Contracts Purchased at Contract Amount	$ 3,243,491
Foreign Currency Contracts Sold at Contract Amount	$ 94,122,328
f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of December 31, 2021:

Balanced HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ 46,474	$ (171,163)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	46,474	(171,163)
Derivatives not subject to a MNA	(46,474)	171,163
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

Capital Appreciation HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (257,154)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(257,154)
Derivatives not subject to a MNA	—	257,154
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

Total Return Bond HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 65,904	$ (733,656)
Futures contracts	1,965,293	(2,730,891)
Purchased options	194,062	—
Swap contracts	207,296	(2,032,176)
Written options	—	(785,723)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,432,555	(6,282,446)
Derivatives not subject to a MNA	(2,172,589)	2,730,891
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 259,966	$ (3,551,555)

142

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2021

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Assets
Bank of America Securities LLC	$ 98,940	$ (98,940)	$ —	$ —	$ —
Citibank NA	95,122	(95,122)	—	—	—
Morgan Stanley	65,904	(65,904)	—	—	—
Total	$ 259,966	$ (259,966)	$ —	$ —	$ —

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Liabilities
Bank of America Securities LLC	$ (400,600)	$ 98,940	$ 301,660	$ —	$ —
Barclays	(75,137)	—	75,137	—	—
BNP Paribas Securities Services	(279,545)	—	—	—	(279,545)
Citibank NA	(385,123)	95,122	290,001	—	—
Credit Suisse International	(785,613)	—	785,613	—	—
Deutsche Bank Securities, Inc.	(454,111)	—	—	—	(454,111)
Goldman Sachs & Co.	(578,419)	—	554,563	—	(23,856)
JP Morgan Chase & Co.	(12,749)	—	—	—	(12,749)
Morgan Stanley	(580,258)	65,904	514,354	—	—
Total	$ (3,551,555)	$ 259,966	$ 2,521,328	$ —	$ (770,261)
5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.
The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The current ongoing outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of the ongoing COVID-19 pandemic remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.
143

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2021

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.
Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.
The use of certain London Interbank Offered Rates (collectively, “LIBOR”) was generally phased out by the end of 2021, and some regulated entities (such as banks) will cease to enter into new LIBOR-based contracts beginning January 1, 2022. However, it is expected that the most widely used tenors of U.S. LIBOR may continue to be provided on a representative basis until mid-2023. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions, such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on a Fund or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to the Fund, and the use of an alternative reference rate may adversely affect a Fund's performance. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to mid-2023.
6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2021. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives, losses deferred due to straddle adjustments and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.
144

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2021

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended December 31, 2021 and December 31, 2020 are as follows:

	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
Fund	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Balanced HLS Fund	$ 52,273,431	$ 82,776,812	$ 50,832,628	$ 82,166,849
Capital Appreciation HLS Fund	207,737,303	205,241,369	191,666,268	149,892,137
Disciplined Equity HLS Fund	114,174,313	42,133,654	9,178,888	47,141,948
Dividend and Growth HLS Fund	88,570,001	150,135,342	60,331,989	152,515,057
Healthcare HLS Fund	7,027,048	15,725,379	5,101,511	35,703,139
International Opportunities HLS Fund	12,158,250	—	20,163,134	—
MidCap HLS Fund	54,082,515	295,016,064	40,062,076	143,809,510
Small Cap Growth HLS Fund	53,904,308	60,979,045	10,977,025	34,449,490
Small Company HLS Fund	43,622,804	39,946,903	24,748,672	41,105,971
Stock HLS Fund	25,547,866	49,235,230	25,949,611	89,865,458
Total Return Bond HLS Fund	113,820,922	—	81,659,949	—
Ultrashort Bond HLS Fund	4,980,709	—	10,528,950	—
As of December 31, 2021, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Balanced HLS Fund	$ 17,358,679	$ 222,399,021	$ —	$ (1,209,079)	$ 650,111,095	$ 888,659,716
Capital Appreciation HLS Fund	41,623,661	457,370,168	—	—	1,087,155,163	1,586,148,992
Disciplined Equity HLS Fund	11,909,195	145,037,979	—	—	1,299,055,847	1,456,003,021
Dividend and Growth HLS Fund	9,794,384	361,050,555	—	—	1,834,181,515	2,205,026,454
Healthcare HLS Fund	3,816,287	33,341,888	—	—	56,937,858	94,096,033
International Opportunities HLS Fund	40,966,948	136,368,618	—	—	231,416,087	408,751,653
MidCap HLS Fund	11,869,255	202,220,594	—	—	685,977,568	900,067,417
Small Cap Growth HLS Fund	7,803,162	170,614,826	—	—	384,279,408	562,697,396
Small Company HLS Fund	12,021,998	81,892,619	—	—	103,358,852	197,273,469
Stock HLS Fund	7,209,234	139,323,155	—	—	757,192,738	903,725,127
Total Return Bond HLS Fund	61,202,387	18,943,062	—	(9,551,796)	(5,609,184)	64,984,469
Ultrashort Bond HLS Fund	1,268,063	—	(11,481,746)	—	(836,466)	(11,050,149)
d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as adjustments to prior year accumulated balances. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2021, the following Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Balanced HLS Fund	$ (12,033)	$ 12,033
Capital Appreciation HLS Fund	(20,694)	20,694
Disciplined Equity HLS Fund	(6,968)	6,968
Small Company HLS Fund	13,996	(13,996)
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.
145

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2021

At December 31, 2021 (tax year end), each Fund's capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Ultrashort Bond HLS Fund*	$ 293,691	$ 11,188,055

*	Future utilization of losses are subject to limitation under current tax laws.
Balanced HLS Fund, Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Healthcare HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, Small Cap Growth HLS Fund, Small Company HLS Fund, Stock HLS Fund, and Total Return Bond HLS Fund had no capital loss carryforwards for U.S. federal income tax purposes at December 31, 2021.
During the year ended December 31, 2021, International Opportunities HLS Fund utilized $30,718,898, and Ultrashort Bond HLS Fund utilized $330,037 of prior year capital loss carryforwards, respectively.
f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at December 31, 2021 is different from book purposes primarily due to wash sale loss deferrals, Passive Foreign Investment Companies ("PFICs") mark-to-market adjustments, partnership adjustments and non-taxable distributions from underlying investments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on swaps, forwards, futures, PFICs, partnership adjustments and nontaxable distributions from underlying investments. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Balanced HLS Fund	$ 1,553,905,509	$ 669,238,472	$ (19,177,894)	$ 650,060,578
Capital Appreciation HLS Fund	3,431,706,866	1,184,167,868	(96,976,389)	1,087,191,479
Disciplined Equity HLS Fund	2,171,249,094	1,311,241,926	(12,201,881)	1,299,040,045
Dividend and Growth HLS Fund	2,271,213,957	1,848,102,215	(13,928,255)	1,834,173,960
Healthcare HLS Fund	149,900,194	66,906,387	(9,970,059)	56,936,328
International Opportunities HLS Fund	933,046,460	250,510,494	(19,122,129)	231,388,365
MidCap HLS Fund	1,429,350,350	765,698,086	(79,720,518)	685,977,568
Small Cap Growth HLS Fund	996,998,112	486,036,450	(101,757,042)	384,279,408
Small Company HLS Fund	548,503,642	143,522,764	(40,163,912)	103,358,852
Stock HLS Fund	898,667,043	757,795,282	(616,443)	757,178,839
Total Return Bond HLS Fund	2,901,420,489	51,758,900	(59,756,819)	(7,997,919)
Ultrashort Bond HLS Fund	703,812,081	311,760	(1,148,226)	(836,466)
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC ("HFMC") reviews each Fund’s tax positions for all open tax years. As of December 31, 2021, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended December 31, 2021, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
7.	Expenses:
a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund, in accordance with the Fund’s investment objective and policies. HFMC pays a sub-advisory fee to Wellington Management out of its management fee.
The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of December 31, 2021; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

146

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2021

Fund	Management Fee Rates
Balanced HLS Fund*	0.6800% on first $250 million and;
0.6550% on next $250 million and;
0.6450% on next $500 million and;
0.5950% on next $4 billion and;
0.5925% on next $5 billion and;
0.5900% over $10 billion
Capital Appreciation HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion
Disciplined Equity HLS Fund	0.6000% on first $1 billion and;
0.5500% on next $4 billion and;
0.5300% on next $5 billion and;
0.5000% over $10 billion
Dividend and Growth HLS Fund	0.6900% on first $250 million and;
0.6425% on next $250 million and;
0.6325% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion
Healthcare HLS Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $4.5 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion
International Opportunities HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion
MidCap HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion
Small Cap Growth HLS Fund	0.7000% on first $100 million and;
0.6000% on next $4.9 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion
Small Company HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6000% on next $500 million and;
0.5500% on next $3.5 billion and;
0.5300% on next $5 billion and;
0.5200% over $10 billion
Stock HLS Fund	0.5250% on first $250 million and;
0.5000% on next $250 million and;
0.4750% on next $500 million and;
0.4500% on next $4 billion and;
0.4475% on next $5 billion and;
0.4450% over $10 billion
147

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2021

Fund	Management Fee Rates
Total Return Bond HLS Fund	0.5250% on first $250 million and;
0.5000% on next $250 million and;
0.4750% on next $500 million and;
0.4500% on next $1.5 billion and;
0.4450% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion
Ultrashort Bond HLS Fund	0.4000% on first $5 billion and;
0.3800% on next $5 billion and;
0.3700% over $10 billion

* HFMC voluntarily waived a portion of its contractual management fee equal to 0.03% as an annual percentage rate of the Balanced HLS Fund’s average daily net assets from January 1, 2020 through December 31, 2021.
b)	Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between each Company, on behalf of its respective Funds, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company (“State Street”). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. Effective May 1, 2021, the fund accounting fee schedule as set forth in the fund accounting agreement by and between each Company, on behalf of its respective Funds, and HFMC, was revised. Effective May 1, 2021, the fund accounting fee for each Fund is equal to the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee. For the period January 1, 2021 through April 30, 2021, HFMC received the following fee with respect to each Fund: any sub-accounting fee payable by HFMC plus the amount of expenses that HFMC allocates for providing the fund accounting services.
c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each series within such Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund.
d)	Fees Paid Indirectly – Hartford HLS Series Fund II, Inc., on behalf of Hartford Small Cap Growth HLS Fund, and Hartford Series Fund, Inc., on behalf of its series except Total Return Bond HLS Fund and Ultrashort Bond HLS Fund, have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. For the year ended December 31, 2021, these amounts, if any, are included in the Statements of Operations.
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class IA	Class IB	Class IC
Balanced HLS Fund	0.63%	0.88%	N/A
Capital Appreciation HLS Fund	0.67%	0.92%	1.17%
Disciplined Equity HLS Fund	0.60%	0.85%	1.10%
Dividend and Growth HLS Fund	0.66%	0.91%	N/A
Healthcare HLS Fund	0.92%	1.17%	N/A
International Opportunities HLS Fund	0.73%	0.98%	N/A
MidCap HLS Fund	0.69%	0.94%	N/A
Small Cap Growth HLS Fund	0.63%	0.88%	N/A
Small Company HLS Fund	0.77%	1.02%	N/A
Stock HLS Fund	0.51%	0.76%	N/A
Total Return Bond HLS Fund	0.50%	0.75%	N/A
Ultrashort Bond HLS Fund	0.44%	0.69%	N/A
e)	Distribution Plans for Class IB and Class IC Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. Each Company, on behalf of its respective Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares and Hartford Series Fund, Inc., on behalf of certain Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IC shares.
148

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2021

Pursuant to the Class IB Distribution Plans, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class IC Distribution Plans, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for distribution financing activities.
Each Board has the authority to suspend or reduce these payments at any point in time. The distribution fees paid during the period can be found on the Statements of Operations. Each Fund's 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company's Board of Directors may determine.
f)	Administrative Services Fee for Class IC Shares – Certain Funds may pay an administrative services fee to third party insurance companies annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for recordkeeping and/or other administrative services provided to such Class IC shares. The total administrative services fees paid during the period are shown on the Statements of Operations. These fees are accrued daily and paid monthly.
g)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2021, a portion of each Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Balanced HLS Fund	$ 3,718
Capital Appreciation HLS Fund	7,845
Disciplined Equity HLS Fund	5,714
Dividend and Growth HLS Fund	6,696
Healthcare HLS Fund	363
International Opportunities HLS Fund	2,124
MidCap HLS Fund	3,842
Small Cap Growth HLS Fund	2,451
Small Company HLS Fund	1,137
Stock HLS Fund	2,696
Total Return Bond HLS Fund	3,994
Ultrashort Bond HLS Fund	1,264
Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Pursuant to a sub-transfer agency agreement between HASCO and DST Asset Manager Solutions, Inc. (“DST”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by HASCO, not by the Funds. Each Fund pays HASCO a fixed fee annually, plus out of pocket expenses for providing such services. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.
For the year ended December 31, 2021, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class' average daily net assets is as follows:
Fund	Class IA	Class IB	Class IC
Balanced HLS Fund	0.00%*	0.00%*	N/A
Capital Appreciation HLS Fund	0.00%*	0.00%*	0.00%*
Disciplined Equity HLS Fund	0.00%*	0.00%*	0.00%*
Dividend and Growth HLS Fund	0.00%*	0.00%*	N/A
Healthcare HLS Fund	0.00%*	0.00%*	N/A
International Opportunities HLS Fund	0.00%*	0.00%*	N/A
MidCap HLS Fund	0.00%*	0.00%*	N/A
Small Cap Growth HLS Fund	0.00%*	0.00%*	N/A
Small Company HLS Fund	0.00%*	0.00%*	N/A
Stock HLS Fund	0.00%*	0.00%*	N/A
Total Return Bond HLS Fund	0.00%*	0.00%*	N/A
Ultrashort Bond HLS Fund	0.00%*	0.00%*	N/A

*	Percentage rounds to zero.
149

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2021

8.	Securities Lending:
Each Company has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. A Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of a Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective; and (vii) operational risks (i.e., the risk of losses resulting from problems in the settlement and accounting process – especially so in certain international markets). These events could also trigger adverse tax consequences for the Fund.
A Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the applicable Fund). Upon termination of a loan, a Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. A Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
The following table presents for each Fund that lends its portfolio securities the market value of the securities on loan; the collateral posted by the borrower; and the net amount, if any, due from the borrower in the event of default as of December 31, 2021.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities	Collateral Posted by Borrower(1)	Net Amount(2)
Balanced HLS Fund	$ 308,892	$ (308,892)	$ —
Capital Appreciation HLS Fund	27,998,325	(27,998,325) (3)	—
Disciplined Equity HLS Fund	—	—	—
Dividend and Growth HLS Fund	—	—	—
Healthcare HLS Fund	2,194,538	(2,194,538) (3)	—
International Opportunities HLS Fund	—	—	—
MidCap HLS Fund	12,000,070	(12,000,070) (3)	—
Small Cap Growth HLS Fund	9,144,778	(9,144,778)	—
Small Company HLS Fund	2,503,492	(2,503,492)	—
Stock HLS Fund	—	—	—
Total Return Bond HLS Fund	403,472	(403,472)	—
Ultrashort Bond HLS Fund	2,420,035	(2,420,035)	—

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract due to timing. Pursuant to the lending agreement, the borrower will provide collateral in an amount at least equal to the current market value of securities loaned. Collateral received in excess or in deficit of the market value of securities loaned is not presented in this table.
(2)	Net amount represents the net amount receivable due from the borrower in the event of default.
(3)	Includes non-cash collateral of $5,184,405, $353,638 and $1,090,768 for Capital Appreciation HLS Fund, Healthcare HLS Fund and MidCap HLS Fund, respectively.
9.	Secured Borrowings:
The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2021.
150

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2021

Certain Transfers Accounted For As Secured Borrowings
Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Balanced HLS Fund
Securities Lending Transactions(1)
Corporate Bonds	$ 320,500	$ —	$ —	$ —	$ 320,500
Total Borrowings	$ 320,500	$ —	$ —	$ —	$ 320,500
Gross amount of recognized liabilities for securities lending transactions					$ 320,500
Capital Appreciation HLS Fund
Securities Lending Transactions(1)
Common Stocks	$ 23,556,216	$ —	$ —	$ —	$ 23,556,216
Exchange-Traded Funds	1,416,326	—	—	—	1,416,326
Total Borrowings	$ 24,972,542	$ —	$ —	$ —	$ 24,972,542
Gross amount of recognized liabilities for securities lending transactions					$ 24,972,542
Healthcare HLS Fund
Securities Lending Transactions(1)
Common Stocks	$ 1,987,259	$ —	$ —	$ —	$ 1,987,259
Total Borrowings	$ 1,987,259	$ —	$ —	$ —	$ 1,987,259
Gross amount of recognized liabilities for securities lending transactions					$ 1,987,259
MidCap HLS Fund
Securities Lending Transactions(1)
Common Stocks	$ 11,334,645	$ —	$ —	$ —	$ 11,334,645
Total Borrowings	$ 11,334,645	$ —	$ —	$ —	$ 11,334,645
Gross amount of recognized liabilities for securities lending transactions					$ 11,334,645
Small Cap Growth HLS Fund
Securities Lending Transactions(1)
Common Stocks	$ 9,545,435	$ —	$ —	$ —	$ 9,545,435
Total Borrowings	$ 9,545,435	$ —	$ —	$ —	$ 9,545,435
Gross amount of recognized liabilities for securities lending transactions					$ 9,545,435
Small Company HLS Fund
Securities Lending Transactions(1)
Common Stocks	$ 2,678,152	$ —	$ —	$ —	$ 2,678,152
Total Borrowings	$ 2,678,152	$ —	$ —	$ —	$ 2,678,152
Gross amount of recognized liabilities for securities lending transactions					$ 2,678,152
Total Return Bond HLS Fund
Securities Lending Transactions(1)
Corporate Bonds	$ 415,820	$ —	$ —	$ —	$ 415,820
Total Borrowings	$ 415,820	$ —	$ —	$ —	$ 415,820
Gross amount of recognized liabilities for securities lending transactions					$ 415,820
Ultrashort Bond HLS Fund
Securities Lending Transactions(1)
Corporate Bonds	$ 2,472,993	$ —	$ —	$ —	$ 2,472,993
Total Borrowings	$ 2,472,993	$ —	$ —	$ —	$ 2,472,993
Gross amount of recognized liabilities for securities lending transactions					$ 2,472,993

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.
151

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2021

10.	Affiliated Security Transactions:
If a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of and during the year ended December 31, 2021, Balanced HLS Fund, Capital Appreciation HLS Fund, Small Company HLS Fund, and Stock HLS Fund owned 5% or more of the outstanding voting securities of the issuers identified in the table below:
A summary of affiliated security transactions for the year ended December 31, 2021 follows:

Affiliated Investments	Beginning Value as of January 1, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Return of Capital	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2021	Shares as of December 31, 2021	Dividend Income	Capital Gains Distribution
Balanced HLS Fund
Allstar Co.(1)	$ 13,925,618	$ —	$ —	$ —	$ (2,510,647)	$ (11,414,971)	$ —	11,702,200	$ —	$ 20,391,975
Capital Appreciation HLS Fund
Allstar Co.(1)	10,057,523	—	—	—	(1,813,267)	(8,244,256)	—	8,451,700	—	14,727,736
Small Company HLS Fund
Allstar Co.(1)	5,969,516	—	—	—	(1,076,242)	(4,893,274)	—	5,016,400	—	8,741,457
Stock HLS Fund
Allstar Co.(1)	11,233,719	—	—	—	(2,025,320)	(9,208,399)	—	9,440,100	—	16,450,099

(1)	Allstar Co. is a Delaware limited liability company that was created for the purpose of investing in Academy Sports & Outdoors, Inc. As a result of the Funds’ holdings in Allstar Co., the Funds previously had indirect exposure to Academy Sports & Outdoors, Inc.; however, no Fund has direct or indirect exposure to 5% or more of the outstanding voting securities of Academy Sports & Outdoors, Inc.
11.	Investment Transactions:
For the year ended December 31, 2021, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Balanced HLS Fund	$ 662,016,977	$ 896,299,830	$ 350,172,308	$ 266,324,103	$ 1,012,189,285	$ 1,162,623,933
Capital Appreciation HLS Fund	2,574,073,594	3,136,361,729	—	—	2,574,073,594	3,136,361,729
Disciplined Equity HLS Fund	467,488,500	877,194,500	—	—	467,488,500	877,194,500
Dividend and Growth HLS Fund	783,054,437	1,222,409,644	—	—	783,054,437	1,222,409,644
Healthcare HLS Fund	105,985,702	152,374,171	—	—	105,985,702	152,374,171
International Opportunities HLS Fund	1,136,044,747	1,298,929,330	—	—	1,136,044,747	1,298,929,330
MidCap HLS Fund	630,106,952	1,236,134,693	—	—	630,106,952	1,236,134,693
Small Cap Growth HLS Fund	628,319,495	739,062,089	—	—	628,319,495	739,062,089
Small Company HLS Fund	740,002,694	696,960,887	—	—	740,002,694	696,960,887
Stock HLS Fund	228,445,697	362,028,560	—	—	228,445,697	362,028,560
Total Return Bond HLS Fund	800,134,758	755,306,797	618,164,556	654,330,673	1,418,299,314	1,409,637,470
Ultrashort Bond HLS Fund	370,389,771	326,972,214	7,226,494	80,646,692	377,616,265	407,618,906
12.	Capital Share Transactions:
The following information is for the years ended December 31, 2021 and December 31, 2020:

	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Balanced HLS Fund
Class IA
Shares Sold	457,915	$ 15,479,313	463,624	$ 13,833,883
Shares Issued for Reinvested Dividends	3,425,101	119,966,738	3,884,716	117,833,855
Shares Redeemed	(6,287,063)	(215,544,694)	(8,115,089)	(236,999,427)
Net Increase (Decrease)	(2,404,047)	(80,098,643)	(3,766,749)	(105,331,689)
152

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2021

	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class IB
Shares Sold	112,530	$ 3,925,008	182,220	$ 5,357,315
Shares Issued for Reinvested Dividends	422,802	15,083,505	492,030	15,165,622
Shares Redeemed	(891,295)	(31,040,870)	(1,160,144)	(34,724,037)
Net Increase (Decrease)	(355,963)	(12,032,357)	(485,894)	(14,201,100)
Total Net Increase (Decrease)	(2,760,010)	$ (92,131,000)	(4,252,643)	$ (119,532,789)
Capital Appreciation HLS Fund
Class IA
Shares Sold	255,573	$ 14,142,931	721,760	$ 30,111,727
Shares Issued for Reinvested Dividends	6,650,692	365,171,165	6,153,343	302,064,553
Shares Redeemed	(11,044,984)	(606,497,393)	(12,824,006)	(588,774,139)
Net Increase (Decrease)	(4,138,719)	(227,183,297)	(5,948,903)	(256,597,859)
Class IB
Shares Sold	43,594	$ 2,359,693	77,971	$ 3,386,267
Shares Issued for Reinvested Dividends	821,145	44,137,345	763,653	36,702,247
Shares Redeemed	(1,355,478)	(73,088,089)	(1,752,071)	(79,080,131)
Net Increase (Decrease)	(490,739)	(26,591,051)	(910,447)	(38,991,617)
Class IC
Shares Sold	45,793	$ 2,447,253	109,094	$ 4,638,398
Shares Issued for Reinvested Dividends	68,001	3,670,162	57,916	2,791,605
Shares Redeemed	(113,501)	(6,201,516)	(167,473)	(7,317,160)
Net Increase (Decrease)	293	(84,101)	(463)	112,843
Total Net Increase (Decrease)	(4,629,165)	$ (253,858,449)	(6,859,813)	$ (295,476,633)
Disciplined Equity HLS Fund
Class IA
Shares Sold	1,663,382	$ 33,292,862	871,713	$ 13,103,167
Issued in Merger	—	—	129,357,267	1,984,198,184
Shares Issued for Reinvested Dividends	6,617,855	135,827,681	3,082,442	49,655,221
Shares Redeemed	(19,810,004)	(384,986,454)	(13,965,491)	(222,397,851)
Net Increase (Decrease)	(11,528,767)	(215,865,911)	119,345,931	1,824,558,721
Class IB
Shares Sold	324,708	$ 6,143,847	349,171	$ 5,277,671
Issued in Merger	—	—	18,002,182	271,721,336
Shares Issued for Reinvested Dividends	837,081	16,888,929	414,463	6,547,645
Shares Redeemed	(3,717,207)	(70,621,920)	(2,529,397)	(39,629,490)
Net Increase (Decrease)	(2,555,418)	(47,589,144)	16,236,419	243,917,162
Class IC(1)
Shares Sold	151,589	$ 2,899,088	117,394	$ 1,880,604
Issued in Merger	—	—	4,834,998	74,163,528
Shares Issued for Reinvested Dividends	175,273	3,591,357	6,875	117,970
Shares Redeemed	(594,392)	(11,535,033)	(448,131)	(7,235,901)
Net Increase (Decrease)	(267,530)	(5,044,588)	4,511,136	68,926,201
Total Net Increase (Decrease)	(14,351,715)	$ (268,499,643)	140,093,486	$ 2,137,402,084
Dividend and Growth HLS Fund
Class IA
Shares Sold	2,617,098	$ 66,133,728	4,782,749	$ 93,344,076
Issued in Merger	—	—	13,589,222	269,867,004
Shares Issued for Reinvested Dividends	7,954,897	212,103,064	9,126,278	188,905,832
Shares Redeemed	(18,239,087)	(462,665,200)	(19,396,365)	(392,709,464)
Net Increase (Decrease)	(7,667,092)	(184,428,408)	8,101,884	159,407,448
Class IB
Shares Sold	319,100	$ 8,158,203	408,486	$ 7,910,412
Issued in Merger	—	—	2,450,597	48,281,905
Shares Issued for Reinvested Dividends	1,006,413	26,602,278	1,166,860	23,940,435
Shares Redeemed	(2,845,813)	(71,866,526)	(3,207,847)	(65,102,417)
Net Increase (Decrease)	(1,520,300)	(37,106,045)	818,096	15,030,335
Total Net Increase (Decrease)	(9,187,392)	$ (221,534,453)	8,919,980	$ 174,437,783
153

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2021

	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Healthcare HLS Fund
Class IA
Shares Sold	322,091	$ 7,881,697	983,895	$ 22,817,641
Shares Issued for Reinvested Dividends	751,248	17,932,280	1,521,984	32,813,967
Shares Redeemed	(2,048,469)	(50,217,556)	(2,612,369)	(58,049,269)
Net Increase (Decrease)	(975,130)	(24,403,579)	(106,490)	(2,417,661)
Class IB
Shares Sold	56,645	$ 1,265,782	83,624	$ 1,818,539
Shares Issued for Reinvested Dividends	221,514	4,820,147	402,553	7,990,683
Shares Redeemed	(382,752)	(8,449,694)	(396,797)	(8,560,073)
Net Increase (Decrease)	(104,593)	(2,363,765)	89,380	1,249,149
Total Net Increase (Decrease)	(1,079,723)	$ (26,767,344)	(17,110)	$ (1,168,512)
International Opportunities HLS Fund
Class IA
Shares Sold	3,936,792	$ 80,038,883	3,733,213	$ 58,178,266
Shares Issued for Reinvested Dividends	538,739	11,313,509	1,070,393	18,153,869
Shares Redeemed	(9,478,500)	(195,536,187)	(14,857,669)	(224,032,772)
Net Increase (Decrease)	(5,002,969)	(104,183,795)	(10,054,063)	(147,700,637)
Class IB
Shares Sold	232,495	$ 4,802,891	622,719	$ 9,711,097
Shares Issued for Reinvested Dividends	39,603	844,741	116,682	2,009,265
Shares Redeemed	(2,197,023)	(44,974,206)	(1,593,271)	(25,857,411)
Net Increase (Decrease)	(1,924,925)	(39,326,574)	(853,870)	(14,137,049)
Total Net Increase (Decrease)	(6,927,894)	$ (143,510,369)	(10,907,933)	$ (161,837,686)
MidCap HLS Fund
Class IA
Shares Sold	2,012,927	$ 90,221,529	7,840,237	$ 280,770,150
Issued in Merger	—	—	7,689,933	268,563,986
Shares Issued for Reinvested Dividends	8,032,535	326,587,296	4,755,353	177,950,463
Shares Redeemed	(15,818,246)	(708,636,645)	(19,145,157)	(692,739,283)
Net Increase (Decrease)	(5,772,784)	(291,827,820)	1,140,366	34,545,316
Class IB
Shares Sold	86,166	$ 3,677,106	101,031	$ 3,526,835
Issued in Merger	—	—	2,059,953	69,216,484
Shares Issued for Reinvested Dividends	581,007	22,511,283	160,481	5,921,123
Shares Redeemed	(643,424)	(27,139,295)	(445,822)	(15,478,345)
Net Increase (Decrease)	23,749	(950,906)	1,875,643	63,186,097
Total Net Increase (Decrease)	(5,749,035)	$ (292,778,726)	3,016,009	$ 97,731,413
Small Cap Growth HLS Fund
Class IA
Shares Sold	2,998,379	$ 117,411,118	12,905,007	$ 408,467,832
Shares Issued for Reinvested Dividends	2,452,802	92,912,123	905,166	26,838,172
Shares Redeemed	(6,010,367)	(234,174,612)	(13,831,962)	(401,010,236)
Net Increase (Decrease)	(559,186)	(23,851,371)	(21,789)	34,295,768
Class IB
Shares Sold	1,325,139	$ 49,449,416	1,326,101	$ 35,875,838
Shares Issued for Reinvested Dividends	522,602	18,818,914	464,566	13,179,751
Shares Redeemed	(891,158)	(32,946,603)	(9,636,215)	(309,485,039)
Net Increase (Decrease)	956,583	35,321,727	(7,845,548)	(260,429,450)
Total Net Increase (Decrease)	397,397	$ 11,470,356	(7,867,337)	$ (226,133,682)
154

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2021

	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Small Company HLS Fund
Class IA
Shares Sold	5,233,825	$ 150,382,644	1,913,031	$ 40,535,223
Shares Issued for Reinvested Dividends	2,972,671	74,970,752	2,771,599	57,898,706
Shares Redeemed	(3,872,989)	(105,093,771)	(131,137,236)	(224,841,016)
Shares Redeemed-In-Kind	—	—	118,163,289	8,160,448
Net Increase (Decrease)	4,333,507	120,259,625	(8,289,317)	(118,246,639)
Class IB
Shares Sold	135,452	$ 3,274,933	306,996	$ 5,854,788
Shares Issued for Reinvested Dividends	393,905	8,598,956	430,749	7,955,937
Shares Redeemed	(506,515)	(12,205,304)	(739,598)	(14,116,137)
Net Increase (Decrease)	22,842	(331,415)	(1,853)	(305,412)
Total Net Increase (Decrease)	4,356,349	$ 119,928,210	(8,291,170)	$ (118,552,051)
Stock HLS Fund
Class IA
Shares Sold	55,616	$ 5,776,596	128,003	$ 11,104,343
Shares Issued for Reinvested Dividends	629,577	68,675,433	1,177,561	105,830,873
Shares Redeemed	(1,701,027)	(178,915,945)	(1,925,885)	(170,878,722)
Net Increase (Decrease)	(1,015,834)	(104,463,916)	(620,321)	(53,943,506)
Class IB
Shares Sold	27,490	$ 2,897,203	24,218	$ 2,147,184
Shares Issued for Reinvested Dividends	56,154	6,107,663	111,445	9,984,196
Shares Redeemed	(188,205)	(19,622,545)	(224,707)	(19,952,176)
Net Increase (Decrease)	(104,561)	(10,617,679)	(89,044)	(7,820,796)
Total Net Increase (Decrease)	(1,120,395)	$ (115,081,595)	(709,365)	$ (61,764,302)
Total Return Bond HLS Fund
Class IA
Shares Sold	17,362,479	$ 202,243,907	20,755,656	$ 245,650,273
Issued in Merger	—	—	14,803,748	174,093,559
Shares Issued for Reinvested Dividends	8,985,043	102,070,091	6,284,955	73,659,677
Shares Redeemed	(21,379,820)	(248,112,336)	(29,332,474)	(340,396,565)
Net Increase (Decrease)	4,967,702	56,201,662	12,511,885	153,006,944
Class IB
Shares Sold	1,176,316	$ 13,718,640	1,645,801	$ 19,277,272
Issued in Merger	—	—	4,561,022	53,376,276
Shares Issued for Reinvested Dividends	1,038,977	11,750,831	685,542	8,000,272
Shares Redeemed	(3,332,136)	(38,407,482)	(3,405,677)	(39,470,211)
Net Increase (Decrease)	(1,116,843)	(12,938,011)	3,486,688	41,183,609
Total Net Increase (Decrease)	3,850,859	$ 43,263,651	15,998,573	$ 194,190,553
Ultrashort Bond HLS Fund
Class IA
Shares Sold	5,105,215	$ 51,424,355	8,591,367	$ 87,618,814
Issued in Merger	—	—	28,051,003	283,115,967
Shares Issued for Reinvested Dividends	443,126	4,440,122	922,529	9,308,313
Shares Redeemed	(10,077,259)	(101,439,362)	(11,084,794)	(112,618,470)
Net Increase (Decrease)	(4,528,918)	(45,574,885)	26,480,105	267,424,624
Class IB
Shares Sold	967,714	$ 9,732,783	1,920,976	$ 19,540,532
Issued in Merger	—	—	5,629,838	56,835,464
Shares Issued for Reinvested Dividends	53,951	540,587	120,975	1,220,637
Shares Redeemed	(2,205,754)	(22,185,569)	(2,358,660)	(23,936,591)
Net Increase (Decrease)	(1,184,089)	(11,912,199)	5,313,129	53,660,042
Total Net Increase (Decrease)	(5,713,007)	$ (57,487,084)	31,793,234	$ 321,084,666

(1)	Commenced operations on September 18, 2020.
155

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2021

13.	Fund Reorganizations:
At a meeting held on June 16-17, 2020, the Boards of Directors of each Company approved an Agreement and Plan of Reorganization that provided for the reorganization of each Acquired Fund (each an “Acquired Fund”) identified below into the corresponding Acquiring Fund identified below (each an “Acquiring Fund”) (each a “Reorganization” and collectively, the “Reorganizations”).
Pursuant to the terms of an Agreement and Plan of Reorganization, after the close of business on the dates set forth in the table below, each Acquired Fund transferred all of its assets to the corresponding Acquiring Fund, in exchange for shares of the corresponding Acquiring Fund and the assumption of all of the liabilities of the Acquired Fund by the corresponding Acquiring Fund.

Acquired Fund	Corresponding Acquiring Fund	Closing Date
Global Growth HLS Fund	Disciplined Equity HLS Fund	September 18, 2020
Growth Opportunities HLS Fund	Disciplined Equity HLS Fund	September 18, 2020
Value HLS Fund	Dividend and Growth HLS Fund	September 18, 2020
MidCap Growth HLS Fund	MidCap HLS Fund	September 18, 2020
MidCap Value HLS Fund	MidCap HLS Fund	September 18, 2020
High Yield HLS Fund	Total Return Bond HLS Fund	September 25, 2020
U.S. Government Securities HLS Fund	Ultrashort Bond HLS Fund	September 25, 2020
Some of the investments held by an Acquired Fund may have been purchased or sold prior to the Reorganization for the purpose of complying with the anticipated investment policies or limitations of the corresponding Acquiring Fund after the Reorganization. With respect to each Reorganization, the Acquired Fund bore the costs of the Reorganization.
a)	Disciplined Equity HLS Fund - After the close of business on September 18, 2020, the consummation of the Reorganization was accomplished by a tax-free exchange of shares of the Disciplined Equity HLS Fund in the following amounts:

Share Class	Net Assets of the Global Growth HLS Fund as of the close of business on September 18, 2020 ("Reorganization Date")	Shares of the Global Growth HLS Fund as of the Reorganization Date	Net Assets of the Growth Opportunities HLS Fund as of the Reorganization Date	Shares of the Growth Opportunities HLS Fund as of the Reorganization Date	Value of Shares Issued by the Disciplined Equity HLS Fund	Shares Issued by the Disciplined Equity HLS Fund	Net Assets of the Disciplined Equity HLS Fund immediately after the Reorganization
Class IA	$ 468,474,190	21,571,308	$ 1,515,723,995	48,679,642	$ 1,984,198,185	129,357,267	$ 2,526,977,916
Class IB	84,268,146	3,938,551	187,453,189	6,692,667	271,721,335	18,002,182	346,159,731
Class IC	—	—	74,163,528	2,550,987	74,163,528	4,834,998	74,163,528
	$ 552,742,336	25,509,859	$ 1,777,340,712	57,923,296	$ 2,330,083,048	152,194,447	$ 2,947,301,175
Each shareholder of a share class of an Acquired Fund received shares of the same share class of the corresponding Acquiring Fund with the same class designation and at the respective class NAV, as determined on the Reorganization Date. Class IC of the corresponding Acquiring Fund commenced operations on September 18, 2020.
As of the Reorganization Date, the Global Growth HLS Fund and the Growth Opportunities HLS Fund had investments valued at $509,037,482 and $1,759,672,423 with a cost basis of $435,135,424 and $1,593,483,949, respectively. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Disciplined Equity HLS Fund were recorded at fair value; however, the cost basis of the investments received by the Disciplined Equity HLS Fund from the Global Growth HLS Fund and the Growth Opportunities HLS Fund were carried forward to align ongoing reporting of the Disciplined Equity HLS Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The aggregate net assets of the Disciplined Equity HLS Fund immediately after the acquisition were $2,947,301,175 which included $240,090,532 of acquired unrealized appreciation.
Assuming the Reorganization had been completed on January 1, 2020, the Disciplined Equity HLS Fund’s pro-forma results of operations for the year ended December 31, 2020 are as follows:
Net investment income	$ 8,042,586
Net realized and unrealized gain (loss) on investments	1,080,476,058
Net increase (decrease) in net assets from operations	$ 1,088,518,644
156

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2021

b)	Dividend and Growth HLS Fund - After the close of business on September 18, 2020, the consummation of the Reorganization was accomplished by a tax-free exchange of shares of the Dividend and Growth HLS Fund in the following amounts:

Share Class	Net Assets of the Value HLS Fund as of the close of business on September 18, 2020 ("Reorganization Date")	Shares of the Value HLS Fund as of the Reorganization Date	Value of Shares Issued by the Dividend and Growth HLS Fund	Shares Issued by the Dividend and Growth HLS Fund	Net Assets of the Dividend and Growth HLS Fund immediately after the Reorganization
Class IA	$ 269,867,004	25,055,740	$ 269,867,004	13,589,222	$ 2,847,310,971
Class IB	48,281,905	4,490,676	48,281,905	2,450,597	381,074,892
	$ 318,148,909	29,546,416	$ 318,148,909	16,039,819	$ 3,228,385,863
Each shareholder of a share class of the Acquired Fund received shares of the same share class of the corresponding Acquiring Fund with the same class designation and at the respective class NAV, as determined on the Reorganization Date.
As of the Reorganization Date, the Value HLS Fund had investments valued at $311,172,449 with a cost basis of $272,347,468. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Dividend and Growth HLS Fund were recorded at fair value; however, the cost basis of the investments received by the Dividend and Growth HLS Fund from the Value HLS Fund were carried forward to align ongoing reporting of the Dividend and Growth HLS Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The aggregate net assets of the Dividend and Growth HLS Fund immediately after the acquisition were $3,228,385,863 which included $38,824,981 of acquired unrealized appreciation.
Assuming the Reorganization had been completed on January 1, 2020, the Dividend and Growth HLS Fund’s pro-forma results of operations for the year ended December 31, 2020 are as follows:
Net investment income	$ 62,746,262
Net realized and unrealized gain (loss) on investments	139,173,545
Net increase (decrease) in net assets from operations	$ 201,919,807
c)	MidCap HLS Fund - After the close of business on September 18, 2020, the consummation of the Reorganization was accomplished by a tax-free exchange of shares of the MidCap HLS Fund in the following amounts:

Share Class	Net Assets of the MidCap Growth HLS Fund as of the close of business on September 18, 2020 ("Reorganization Date")	Shares of the MidCap Growth HLS Fund as of the Reorganization Date	Net Assets of the MidCap Value HLS Fund as of the Reorganization Date	Shares of the MidCap Value HLS Fund as of the Reorganization Date	Value of Shares Issued by the MidCap HLS Fund	Shares Issued by the MidCap HLS Fund	Net Assets of the MidCap HLS Fund immediately after the Reorganization
Class IA	$ 84,920,061	13,187,029	$ 183,643,925	22,130,494	$ 268,563,986	7,689,933	$ 1,968,833,578
Class IB	14,916,313	2,347,644	54,300,171	6,589,510	69,216,484	2,059,953	115,904,203
	$ 99,836,374	15,534,673	$ 237,944,096	28,720,004	$ 337,780,470	9,749,886	$ 2,084,737,781
Each shareholder of a share class of an Acquired Fund received shares of the same share class of the corresponding Acquiring Fund with the same class designation and at the respective class NAV, as determined on the Reorganization Date.
As of the Reorganization Date, the MidCap Growth HLS Fund and the MidCap Value HLS Fund had investments valued at $98,292,819 and $238,516,719 with a cost basis of $97,390,868 and $243,310,956. For financial reporting purposes, assets received, liabilities assumed and shares issued by the MidCap HLS Fund were recorded at fair value; however, the cost basis of the investments received by the MidCap HLS Fund from of the MidCap Growth HLS Fund and the MidCap Value HLS Fund were carried forward to align ongoing reporting of the MidCap HLS Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The aggregate net assets of the MidCap HLS Fund immediately after the acquisition were $2,084,737,781 which included $3,892,286 of acquired unrealized depreciation.
157

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2021

Assuming the Reorganization had been completed on January 1, 2020, the MidCap HLS Fund’s pro-forma results of operations for the year ended December 31, 2020 are as follows:
Net investment income	$ 2,086,167
Net realized and unrealized gain (loss) on investments	450,580,925
Net increase (decrease) in net assets from operations	$ 452,667,092
d)	Total Return Bond HLS Fund - After the close of business on September 25, 2020, the consummation of the Reorganization was accomplished by a tax-free exchange of shares of the Total Return Bond HLS Fund in the following amounts:

Share Class	Net Assets of the High Yield HLS Fund as of the close of business on September 25, 2020 ("Reorganization Date")	Shares of the High Yield HLS Fund as of the Reorganization Date	Value of Shares Issued by the Total Return Bond HLS Fund	Shares Issued by the Total Return Bond HLS Fund	Net Assets of the Total Return Bond HLS Fund immediately after the Reorganization
Class IA	$ 174,093,559	23,403,628	$ 174,093,559	14,803,748	$ 2,039,139,061
Class IB	53,376,276	7,301,141	53,376,276	4,561,022	268,126,588
	$ 227,469,835	30,704,769	$ 227,469,835	19,364,770	$ 2,307,265,649
Each shareholder of a share class of the Acquired Fund received shares of the same share class of the corresponding Acquiring Fund with the same class designation and at the respective class NAV, as determined on the Reorganization Date.
As of the Reorganization Date, the High Yield HLS Fund had investments valued at $9,865,236 with a cost basis of $13,300,818. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Total Return Bond HLS Fund were recorded at fair value; however, the cost basis of the investments received by the Total Return Bond HLS Fund from the High Yield HLS Fund were carried forward to align ongoing reporting of the Total Return Bond HLS Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The aggregate net assets of the Total Return Bond HLS Fund immediately after the acquisition were $2,307,265,649 which included $3,435,582 of acquired unrealized depreciation.
Assuming the Reorganization had been completed on January 1, 2020, the Total Return Bond HLS Fund’s pro-forma results of operations for the year ended December 31, 2020 are as follows:
Net investment income	$ 58,472,946
Net realized and unrealized gain (loss) on investments	119,351,581
Net increase (decrease) in net assets from operations	$ 177,824,527
e)	Ultrashort Bond HLS Fund - After the close of business on September 25, 2020, the consummation of the Reorganization was accomplished by a tax-free exchange of shares of the Ultrashort Bond HLS Fund in the following amounts:

Share Class	Net Assets of the U.S. Government Securities HLS Fund as of the close of business on September 25, 2020 ("Reorganization Date")	Shares of the U.S. Government Securities HLS Fund as of the Reorganization Date	Value of Shares Issued by the Ultrashort Bond HLS Fund	Shares Issued by the Ultrashort Bond HLS Fund	Net Assets of the Ultrashort Bond HLS Fund immediately after the Reorganization
Class IA	$ 283,115,967	26,838,069	$ 283,115,967	28,051,003	$ 675,575,692
Class IB	56,835,464	5,378,683	56,835,464	5,629,838	111,836,168
	$ 339,951,431	32,216,752	$ 339,951,431	33,680,841	$ 787,411,860
Each shareholder of a share class of the Acquired Fund received shares of the same share class of the corresponding Acquiring Fund with the same class designation and at the respective class NAV, as determined on the Reorganization Date.
158

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2021

As of the Reorganization Date, the U.S. Government Securities HLS Fund had short term investments valued at $334,627,671 with a cost basis of $334,623,817. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Ultrashort Bond HLS Fund were recorded at fair value; however, the cost basis of the investments received by the Ultrashort Bond HLS Fund from the U.S. Government Securities HLS Fund were carried forward to align ongoing reporting of the Ultrashort Bond HLS Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The aggregate net assets of the Ultrashort Bond HLS Fund immediately after the acquisition were $787,411,860 which included $3,854 of acquired unrealized appreciation.
Assuming the Reorganization had been completed on January 1, 2020, the Ultrashort Bond HLS Fund’s pro-forma results of operations for the year ended December 31, 2020 are as follows:
Net investment income	$ 8,662,369
Net realized and unrealized gain (loss) on investments	16,133,324
Net increase (decrease) in net assets from operations	$ 24,795,693
14.	Line of Credit:
Each Fund participates in a committed line of credit pursuant to a credit agreement dated March 4, 2021. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges certain fees, such as an upfront fee and a commitment fee. From January 1, 2021 through March 4, 2021, the Funds (together with certain other Hartford Funds) had a similar agreement that enabled them to participate in a $350 million committed line of credit. The fees incurred by the Funds in connection with the committed lines of credit during the period appear in the Statements of Operations under “Other expenses.” During and as of the year ended December 31, 2021, none of the Funds had borrowings under this facility.
15.	Indemnifications:
Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
16.	Recent Accounting Pronouncement:
In March 2020, FASB issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing LIBOR or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued over the period of time the ASU is effective.
17.	Change in Independent Registered Public Accounting Firm:
On November 6, 2019, the Companies, on behalf of their respective Funds, dismissed Ernst & Young LLP (“EY”) as the Funds’ independent registered public accounting firm effective upon the issuance of EY’s report on the Funds’ financial statements as of and for the fiscal year ended December 31, 2019. EY’s report on the Funds’ financial statements for the fiscal periods ended December 31, 2018 and December 31, 2019 contained no adverse opinion or disclaimer of opinion nor was EY’s report qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal periods ended on December 31, 2018 and December 31, 2019 and through February 26, 2020 (the “Covered Period”), (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for the Covered Period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
159

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2021

On November 6, 2019, the Audit Committee of each Company’s Board of Directors participated in and approved the decision to engage PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Funds for the fiscal year ended December 31, 2020. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Companies or their respective Boards of Directors with the performance of the Funds’ prior independent registered public accounting firm, EY. During the Covered Period, neither the Funds, nor anyone on their behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).
18.	Subsequent Events:
Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.
160

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and Shareholders of Hartford Balanced HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Ultrashort Bond HLS Fund, and Hartford Small Cap Growth HLS Fund.

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Hartford Balanced HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Ultrashort Bond HLS Fund (constituting Hartford Series Fund, Inc.) and Hartford Small Cap Growth HLS Fund (constituting Hartford HLS Series Fund II, Inc.) (hereafter collectively referred to as the "Funds") as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein ended on or subsequent to December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the periods indicated therein ended on or subsequent to December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Funds as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 25, 2020 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2022
We have served as the auditor of one or more investment companies in the Hartford Funds group of investment companies since 2020.
161

Hartford HLS Funds
Directors and Officers of each Company (Unaudited)

Each of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a, “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of each Company as of December 31, 2021. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	77	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation (“Vistra”) in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.
ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	77	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.
DERRICK D. CEPHAS (1952)	Director	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	77	Mr. Cephas currently serves as a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee. Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust.
162

Hartford HLS Funds
Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
CHRISTINE R. DETRICK (1958)	Director and Chair of the Board	Director since 2016; Chair of the Board since 2021	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company ("Bain"). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	77	Ms. Detrick serves as a Director and Chair of the Nominating and Governance Committee of Reinsurance Group of America (“RGA”) (from January 2014 to present). She has announced her plans not to stand for re-election as a member of RGA’s board of directors and will no longer serve in such capacity as of May 25, 2022. Ms. Detrick also currently serves as a Director of Charles River Associates (May 2020 to present); currently serves as a Director of Capital One Financial Corporation (since November 2021); and currently serves as a Director of Altus Power, Inc (since December 2021).
JOHN J. GAUTHIER(4) (1961)	Director	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co-Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008-2010), Executive Vice President (2010-2012), and President (2012-2018) of Allied World Financial Services (a global provider of property, casualty and specialty insurance and reinsurance solutions).	77	Mr. Gauthier serves as a Director of Reinsurance Group of America, Inc. (from 2018 to present) and chairs the Investment Committee and is a member of the Audit and Risk Committees.
ANDREW A. JOHNSON (1962)	Director	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	77	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Director	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	77	None
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	77	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
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Hartford HLS Funds
Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
OFFICERS AND INTERESTED DIRECTORS
JAMES E. DAVEY(5) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	77	None
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015.	N/A	N/A
AMY N. FURLONG (1979)	Vice President	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of each Company. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
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Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DAVID A. NAAB (1985)	Vice President and Treasurer	Since 2021	Mr. Naab serves as Vice President and Assistant Treasurer of HFMC (since June 2021). Prior to joining HFMC in 2021, Mr. Naab served in various positions as an associate, senior associate, manager, senior manager, and director within the investment management, financial services, and asset & wealth management practice groups of PricewaterhouseCoopers, LLP from 2007 to 2020.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Term of Office: Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age. Each Fund officer generally serves until his or her resignation, removal, or death.
(3)	The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust and Hartford Funds Exchange-Traded Trust.
(4)	Effective December 31, 2021, Lynn S. Birdsong and Lemma W. Senbet, Ph.D retired as members of the Board of Directors of each company. The Board of Directors of each Company elected John J. Gauthier as a member of each Board of Directors effective January 1, 2022.
(5)	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
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HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds’ website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Hartford Balanced HLS Fund
Hartford Capital Appreciation HLS Fund
Hartford Disciplined Equity HLS Fund
Hartford Dividend and Growth HLS Fund
Hartford Healthcare HLS Fund
Hartford International Opportunities HLS Fund
Hartford MidCap HLS Fund
Hartford Small Cap Growth HLS Fund
Hartford Small Company HLS Fund
Hartford Stock HLS Fund
Hartford Total Return Bond HLS Fund
Hartford Ultrashort Bond HLS Fund
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At their meeting held on August 3-4, 2021, the Boards of Directors (collectively, the “Board”) of Hartford Series Fund, Inc. (“HLS”) and Hartford HLS Series Fund II, Inc. (“HLS II”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement (the “Management Agreement”) by and between each of HLS and HLS II, on behalf of each of their respective series listed above (each a “Fund” and collectively, the “Funds”), and Hartford Funds Management Company, LLC (“HFMC”); and (ii) the continuation of investment sub-advisory agreements (each, a “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”), with respect to each Fund.
In the months preceding the August 3-4, 2021 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 15-16, 2021 and August 3-4, 2021. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 15-16, 2021 and August 3-4, 2021 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 18, 2021 concerning Fund performance and other investment-related matters.
The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreement.
In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Directors met separately with independent legal counsel and the Consultant on June 11, 2021 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 11, 2021 and June 15-16, 2021 meetings, the Independent Directors presented HFMC
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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

with requests for additional information on certain topics. HFMC responded to these requests with additional information in connection with the August 3-4, 2021 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.
Nature, Extent and Quality of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds. In this regard, the Board took into account the Advisers’ communications with the Board in light of the coronavirus (“COVID-19”) pandemic.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures and compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, including the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program, as well as the efforts of the Advisers to combat cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds, and the implementation of HFMC’s business continuity plans due to the COVID-19 pandemic. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic.
With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to, or assumed by, the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.
In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford funds product line-up. In this regard, the Board considered the reorganizations of certain Hartford funds that are series of HLS or HLS II into several Funds in 2020 (the “HLS Fund Reorganizations”). The Board considered that HFMC is responsible for providing the Funds’ officers.
With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to sustainable investing and environmental, social and/or governance (ESG) criteria. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds.
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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the benefits to shareholders of investing in a fund that is part of the family of Hartford funds. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.
Performance of each Fund and the Advisers
The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including that notable differences may exist between a Hartford fund and its peers. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.
The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of market conditions. The Board also noted that the Hartford Capital Appreciation HLS Fund utilizes a multiple sleeve structure whereby each sleeve uses a different investment style and considered the performance attributions of the underlying managers. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance as well as any specific actions that the Advisers had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.
Based on these considerations, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of managers to other fund complexes. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements.
The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreement, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. The Board noted that the Consultant had previously performed a full review of this process and reported that such process is reasonable, sound and consistent with common industry practice.
Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with each Fund were not excessive.
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Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.
The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses and expense groups.
The Board also received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including institutional separate account clients and registered fund clients for which a Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-adviser about any differences between the Sub-adviser’s services to the Funds and the services the Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.
Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.
Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses. The Board also noted that the assets under management had declined for certain Funds over time, and the Board considered the impact of such declines on the expense ratios for such Funds. The Board considered HFMC’s explanations for the net outflows of assets for certain Funds. The Board also considered information about the impact of the HLS Fund Reorganizations on the acquiring Funds’ assets and the cost savings to shareholders resulting from the HLS Fund Reorganizations.
The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.
The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds, and the Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on industry data about fees charged by transfer agents to other mutual funds. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.
The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds.
The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.
Fund-by-Fund Factors
For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return, and each Fund’s performance relative to its primary benchmark reflects the net performance of the Fund’s Class IA shares as of March 31, 2021.
Hartford Balanced HLS Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 1st quintile for the 3-year period, and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its custom blended benchmark for the 1-year period and below its custom blended benchmark for the 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group, while its actual management fee was in the 4th quintile. The Board noted that the Fund has a voluntary management fee waiver of 0.03% through December 31, 2021, which resulted in HFMC reimbursing the Fund for certain expenses.
Hartford Capital Appreciation HLS Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 2nd quintile for the 3-and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.
Hartford Disciplined Equity HLS Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 5-year periods and the 1st quintile for the 3-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 5-year periods and above its benchmark for the 3-year period.
•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a contractual investment management fee reduction implemented towards the end of 2020.
Hartford Dividend and Growth HLS Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods.
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•	The Board noted that the Fund’s contractual management fee, actual management fee, and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a contractual investment management fee reduction implemented towards the end of 2020.
Hartford Healthcare HLS Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods. The Board noted recent and upcoming changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile.
Hartford International Opportunities HLS Fund
•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 4th quintile for the 3-year period, and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee, actual management fee, and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.
Hartford MidCap HLS Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 5th quintile for the 3-year period, and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee, its actual management fee, and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.
Hartford Small Cap Growth HLS Fund
•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.
Hartford Small Company HLS Fund
•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 3-year periods and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group, while its actual management fee was in the 2nd quintile.
Hartford Stock HLS Fund
•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period, and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee, its actual management fee, and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.
172

Hartford HLS Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Total Return Bond HLS Fund
•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile.
Hartford Ultrashort Bond HLS Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 1st quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.
* * * *
Based upon the review of the factors summarized above, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
173

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
CUSTOMER PRIVACY NOTICE
The Hartford Financial Services Group, Inc. and Affiliates*
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
We value your trust. We are committed to the responsible:
a)	management;
b)	use; and
c)	protection;
of Personal Information.
This notice describes how we collect, disclose, and protect Personal Information.
We collect Personal Information to:
a)	service your Transactions with us; and
b)	support our business functions.
We may obtain Personal Information from:
a)	You;
b)	your Transactions with us; and
c)	third parties such as a consumer-reporting agency.
Based on the type of product or service You apply for or get from us, Personal Information such as:
a)	your name;
b)	your address;
c)	your income;
d)	your payment; or
e)	your credit history;
may be gathered from sources such as applications, Transactions, and consumer reports.
To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:
a)	our insurance companies;
b)	our employee agents;
c)	our brokerage firms; and
d)	our administrators.
As allowed by law, we may share Personal Financial Information with our affiliates to:
a)	market our products; or
b)	market our services;
to You without providing You with an option to prevent these disclosures.
We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:
a)	independent agents;
b)	brokerage firms;
c)	insurance companies;
d)	administrators; and
e)	service providers;
who help us serve You and service our business.
When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a)	taking surveys;
b)	marketing our products or services; or
c)	offering financial products or services under a joint agreement between us and one or more financial institutions.
We, and third parties we partner with, may track some of the pages You visit through the use of:
a)	cookies;
b)	pixel tagging; or
c)	other technologies;
and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.
For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.
We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
a)	“opt-out;” or
b)	“opt-in;”
as required by law.
We only disclose Personal Health Information with:
a)	your authorization; or
b)	as otherwise allowed or required by law.
Our employees have access to Personal Information in the course of doing their jobs, such as:
a)	underwriting policies;
b)	paying claims;
c)	developing new products; or
d)	advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)	the confidentiality; and
b)	the integrity of;
Personal Information that we have. We use these procedures to guard against unauthorized access.
Some techniques we use to protect Personal Information include:
a)	secured files;
b)	user authentication;
c)	encryption;
d)	firewall technology; and
e)	the use of detection software.
We are responsible for and must:
a)	identify information to be protected;
b)	provide an adequate level of protection for that data; and
c)	grant access to protected data only to those people who must use it in the performance of their job-related duties.
Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.
We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.
As used in this Privacy Notice:
Application means your request for our product or service.
Personal Financial Information means financial information such as:
a)	credit history;
b)	income;
c)	financial benefits; or
d)	policy or claim information.
Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
Personal Health Information means health information such as:
a)	your medical records; or
b)	information about your illness, disability or injury.
Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
a)	Personal Financial Information; and
b)	Personal Health Information.
Transaction means your business dealings with us, such as:
a)	your Application;
b)	your request for us to pay a claim; and
c)	your request for us to take an action on your account.
You means an individual who has given us Personal Information in conjunction with:
a)	asking about;
b)	applying for; or
c)	obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.
If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: T 04.180, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.
This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2021), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Assurances Continentales Continentale Verzekeringen N.V; Bracht, Deckers & Mackelbert N.V.; Business Management Group, Inc.; Canal Re S.A.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (Europe) N.V.; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New BDM NV; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2021

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Series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a “Fund” and collectively, the “Funds”) are not subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”) but are underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in the Funds are not guaranteed by The Hartford or any other entity.
This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
Investors should carefully consider a fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Advisory services are provided by Hartford Funds Management Company, LLC (HFMC). The Funds are sub-advised by Wellington Management Company LLP (Wellington Management). HFMC and Wellington Management are SEC registered investment advisers. HFD and HFMC are not affiliated with the Funds' sub-adviser.
HLSAR21    02/22     226964    Printed in the U.S.A.

(b) Not applicable.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant (the “Board”) has designated David Sung as an Audit Committee Financial Expert. Mr. Sung is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$16,000 for the fiscal year ended December 31, 2020; $17,534 for the fiscal year ended December 31, 2021.

(b)

Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$6,000 for the fiscal year ended December 31, 2020; $10,500 for the fiscal year ended December 31, 2021. Audit-related services were principally in connection with consents for the registration statements relating to Fund mergers.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$18,981 for the fiscal year ended December 31, 2020; $18,428 for the fiscal year ended December 31, 2021. Tax-related services were principally in connection with, but not limited to, general tax services and excise tax services.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended December 31, 2020; $299 for the fiscal year ended December 31, 2021. These fees were principally in connection with, but not limited to, general audit related products and services and an accounting research tool subscription.

(e)

(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the registrant may be pre-approved. The following summarizes the pre-approval requirements under the Policy.

a)  The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

b)  The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

c)  The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

d)  The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)

(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended December 31, 2021, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant: $24,981 for the fiscal year ended December 31, 2020; $29,227 for the fiscal year ended December 31, 2021.

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser was $0 for the fiscal year ended December 31, 2020 and $325,000 for the fiscal year ended December 31, 2021.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics is filed herewith.

(a)(2) Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable

(a)(4) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD HLS SERIES FUND II, INC.

Date: February 28, 2022	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 28, 2022	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: February 28, 2022	By:	/s/ David A. Naab
David A. Naab
Treasurer (Principal Financial Officer and Principal Accounting Officer)